UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

GLOBAL INDEMNITY LIMITED

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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GLOBAL INDEMNITY LIMITED

SPECIAL SCHEME MEETING AND EXTRAORDINARY GENERAL MEETING OF HOLDERS

OF ORDINARY SHARES TO BE HELD ON [●], 2020

[●], 2020

Dear Holders of A ordinary shares and B ordinary shares (the “shareholders”) of Global Indemnity Limited (“GI Cayman”):

After a review by our board of directors (the “Board”) and management team, we have decided to simplify and streamline the organizational, statutory and regulatory structure of the Global Indemnity group of companies by reorganizing the Global Indemnity group of companies to reduce the number of jurisdictions governing our business and operations. As part of the transaction, by way of a scheme of arrangement and amalgamation under Cayman Islands law, GI Cayman will merge with and into a newly formed exempted company incorporated under Cayman Islands law (“New CayCo”), with New CayCo surviving, and the ultimate parent company of our group of companies will become a limited liability company formed under the laws of the State of Delaware (“Delaware”) (“GI Delaware”) and, following the transaction, it is proposed that New CayCo will merge with and into GI Delaware, with GI Delaware surviving. Additionally, as part of the transaction, the business of Global Indemnity Reinsurance Company, Ltd. (“GI Bermuda”) will be assumed by the Global Indemnity group of companies’ existing U.S. insurance company subsidiaries (the “GI Bermuda Transaction”). We are making the accompanying proxy statement available in connection with the solicitation by the Board of proxies to be voted at the special meetings of our shareholders to be convened for the purposes set forth in the accompanying proxy statement.

On [●], 2020, commencing at [●] [a.m./p.m.], Cayman Islands Time, we will hold two special meetings of our shareholders at the offices of Walkers, located at 190 Elgin Avenue, George Town, Grand Cayman, KY1-9001, Cayman Islands and will broadcast the special meetings via live webcast. The special meetings are being broadcast via live webcast due to the public health threat and travel restrictions caused by the COVID-19 pandemic. You will not be able to attend the special meetings physically in person. Shareholders as of [●] [a.m./p.m.] (Eastern Time) on [●], 2020 (the “Voting Record Time”) will be entitled to attend and vote at the special meetings. In order to participate in the special meetings, registered shareholders must register for the special meetings at https://register.proxypush.com/GBLI, by [●] [a.m./p.m.], Cayman Islands Time, on [●], 2020, by using one of the control numbers found on your proxy cards sent in respect of the special meetings. Registered shareholders who have validly registered for the special meetings will be provided a link to the special meetings one hour prior to the start of the special meetings. If you hold your GI Cayman shares in ‘street name’ through a broker or nominee, in order to participate in the special meetings, holders of GI Cayman shares in ‘street name’ through a broker or nominee must register for the special meetings at https://register.proxypush.com/GBLI, by [●] [a.m./p.m.], Cayman Islands Time, on [●], 2020, by using one of the control numbers found on your voting instruction forms sent in respect of the special meetings. You will be required to provide proof of your beneficial ownership of your GI Cayman shares as of the Voting Record Time, such as a bank or brokerage account statement or letter from your bank, broker or other nominee to register for the shareholder meetings. Such holders will be provided a link to the special meetings one hour prior to the start of the special meetings. Due to the virtual format, only the formal business of the special meetings will be conducted. Shareholders are encouraged to submit their votes in advance of the special meetings, following the procedure outlined further below.

At these meetings, you will be asked to vote on a number of proposals, including proposals for a “scheme of arrangement” pursuant to Sections 86 and 87 of the Cayman Islands Companies Law (2020 Revision), as amended, modified or re-enacted from time to time (the “Cayman Companies Law”), that would result in a change in the ultimate parent company of the Global Indemnity group of companies from the present holding company that is incorporated in the Cayman Islands to a holding company that is formed in Delaware and a proposal that would result in the business of GI Bermuda being assumed by the Global Indemnity group of companies’ existing U.S. insurance company subsidiaries, as described in the accompanying proxy statement.

While a complex multi-national business structure has served us and our shareholders well for many years, changes in the U.S. tax laws and other compelling reasons support reorganizing the Global Indemnity group of companies at this time. After considering various factors, the Board unanimously determined that this reorganization of the Global Indemnity group of companies will, among other benefits, simplify and streamline the organizational, statutory and regulatory structure of the Global Indemnity group of companies as a result of the transaction outlined in the accompanying proxy statement. The Board believes that the proposed entity reorganization of the Global Indemnity group of companies pursuant to the proposed scheme of arrangement and the other related proposals will achieve a more appropriate structure for the Global Indemnity group of companies. The reasons for the transaction and the other proposals are discussed in further detail in the accompanying proxy statement.

For you, our shareholders, much will remain unchanged following the time the scheme of arrangement and the GI Bermuda Transaction come into effect, although there will be some differences, given the changes in the governing laws of our ultimate parent company, its classification as a partnership for U.S. federal income tax purposes, the U.S. federal income tax consequences of the transaction, and the form of securities you will hold. If the scheme of arrangement is approved and becomes effective, it will result in holders of GI Cayman ordinary shares at the scheme record time (expected to be [●] [a.m./p.m.] (Eastern Time) on [●], 2020) (the “Scheme Record Time”) holding the same number of GI Delaware common shares as they presently hold in GI Cayman and GI Delaware will become the ultimate parent company of the Global Indemnity group of companies. Completion of the proposed scheme of arrangement will result in the cancellation of your A ordinary shares and/or B ordinary shares (the A ordinary shares and B ordinary shares, together, the “GI Cayman ordinary shares”) in GI Cayman, and the immediate issuance to you of an equal number of class A common shares and/or class B common shares, respectively, issued by GI Delaware, which will become our new ultimate parent company. Only for U.S. tax purposes (i) GI Delaware will be treated as a partnership and (ii) you, our shareholders, will be treated as partners in such partnership.

If the scheme of arrangement takes effect, your rights with respect to the GI Delaware common shares will be substantially the same as those currently in effect with respect to the GI Cayman ordinary shares. Upon the scheme of arrangement becoming effective, holders of GI Delaware common shares will have the same proportionate interest in the profits, net assets and dividends of the Global Indemnity group of companies as they had immediately prior to the effective date of the scheme of arrangement as a holder of GI Cayman ordinary shares.

Just as is the case today with your GI Cayman A ordinary shares, upon completion of the transaction, the class A common shares of GI Delaware, our ultimate parent company, will be listed on the Nasdaq Global Select Market (“Nasdaq”) under the ticker symbol “GBLI” and will be registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended, and be subject to the same SEC reporting requirements, the mandates of the Sarbanes-Oxley Act of 2002 and the applicable corporate governance rules of Nasdaq. We will continue to report our financial results in U.S. dollars and under U.S. generally accepted accounting principles. GI Delaware will in the ordinary course make available customary financial information and other reports filed with the SEC, consistent with our established current practices.

The purpose of the accompanying proxy statement is to explain the proposed scheme of arrangement and the other proposals and why the Board believes the scheme of arrangement and the other proposals will achieve a more appropriate structure for the Global Indemnity group of companies. As such, the proxy statement provides important information about the meetings and the proposals described above. We encourage you to read the entire document carefully. You should carefully read and consider the “Risk Factors” beginning on page [●] for a discussion of potential risks before voting. You are entitled to vote by attending the meetings or by appointing a proxy. It is not necessary that the proxy appointed by you be a current shareholder of GI Cayman. For more detail please see “The Shareholder Meetings—Voting Record Time; Voting Rights,” “The Shareholder Meetings—How you can Vote.”

Your vote is very important. The Board has unanimously determined that the proposals above are advisable and recommends that you vote “FOR” all of the above proposals.

If you are a registered shareholder, to ensure that your GI Cayman ordinary shares are voted in accordance with your wishes, please properly mark, date, sign and return both the accompanying proxy cards (one proxy card labeled blue for the scheme meeting, and one proxy card labeled white for the extraordinary general meeting) by mail or courier in the enclosed, postage-paid envelope (as applicable) as promptly as possible. In order for your proxies to be voted, Computershare LLC must receive your proxy cards at 2950 Express Drive South, Suite 210, Islandia, NY 11749, at least forty eight hours prior to the commencement of the relevant shareholder meeting but not later than [●] [a.m./p.m.] (Eastern Time) on [●], 2020.

If you hold your GI Cayman ordinary shares in “street name” through a bank, broker, trustee, custodian or other nominee (which we generally refer to as “brokers” or “nominees”), to ensure that your GI Cayman ordinary shares are voted in accordance with your wishes, please properly mark, date, sign and return both the accompanying voting instruction forms (one voting instruction form labeled blue for the scheme meeting, and one voting instruction form labeled white for the extraordinary general meeting) by mail or courier in the enclosed, postage-paid envelope (as applicable) as promptly as possible. In order for your voting instruction forms to be voted, Computershare LLC must receive your voting instruction forms at 2950 Express Drive South, Suite 210, Islandia, NY 11749, at least forty eight hours prior to the commencement of the relevant shareholder meeting but not later than [●] [a.m./p.m.] (Eastern Time) on [●], 2020. Please note that holders of GI Cayman ordinary shares through brokers or nominees may be required to submit their voting instruction forms to their applicable broker or nominee at or prior to this deadline and such holders should therefore follow the separate instructions that will be provided by their applicable broker or nominee.

If you have any questions about the meetings or require assistance, please call Georgeson LLC, our proxy solicitor, at (866) 767-8989 (toll-free within the United States) or at (781) 575-2137 (outside the United States).

On behalf of GI Cayman’s Board, thank you for your continued support.

Sincerely,

Cynthia Y. Valko Chief Executive Officer	Saul A. Fox Chairman of the Board of Directors

Neither the SEC nor any state securities commission has approved or disapproved of the securities to be issued in the contemplated scheme of arrangement or determined if the accompanying proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

The accompanying proxy statement related to the GI Cayman ordinary shares is dated [●], 2020 and is first being mailed to GI Cayman’s shareholders on or about [●], 2020.

SUMMARY OF NOTICES OF THE SPECIAL SCHEME MEETING

AND THE EXTRAORDINARY GENERAL

MEETING OF THE HOLDERS OF GLOBAL INDEMNITY LIMITED A ORDINARY SHARES AND B

ORDINARY SHARES

TO BE HELD ON [●], 2020

To the holders of A ordinary shares and B ordinary shares of Global Indemnity Limited (together the A ordinary shares and B ordinary shares, the “GI Cayman ordinary shares”):

On [●], 2020, Global Indemnity Limited, a Cayman Islands exempted company (“GI Cayman”), will hold a special meeting (the “scheme meeting”) of the holders of GI Cayman ordinary shares (the “shareholders”), which will commence at [●] [a.m./p.m.], Cayman Islands Time, and an extraordinary general meeting (the “extraordinary general meeting”) of shareholders, which will commence at [●] [a.m./p.m.], Cayman Islands Time (or as soon thereafter as the scheme meeting concludes or is adjourned), in order to approve certain proposals, including a proposal for a scheme of arrangement pursuant to Sections 86 and 87 of the Cayman Islands Companies Law (2020 Revision), as amended, modified or re-enacted from time to time (the “Cayman Companies Law”). We sometimes refer to these meetings together as the “shareholder meetings.”

We will hold the shareholder meetings at the offices of Walkers, located at 190 Elgin Avenue, George Town, Grand Cayman, KY1-9001, Cayman Islands and will broadcast the shareholder meetings via live webcast. The shareholder meetings are being broadcast via live webcast due to the public health threat and travel restrictions caused by the COVID-19 pandemic. You will not be able to attend the shareholder meetings physically in person. Shareholders as of [●] [a.m./p.m.] (Eastern Time) on [●], 2020 (the “Voting Record Time”) will be entitled to attend and vote at the shareholder meetings. In order to participate in the shareholder meetings, registered shareholders must register for the shareholder meetings at https://register.proxypush.com/GBLI, by [●] [a.m./p.m.], Cayman Islands Time, on [●], 2020, by using one of the control numbers found on your proxy cards sent in respect of the shareholder meetings. Registered shareholders who have validly registered for the shareholder meetings will be provided a link to the shareholder meetings one hour prior to the start of the shareholder meetings. If you hold your GI Cayman shares in ‘street name’ through a broker or nominee, in order to participate in the shareholder meetings, you must register for the shareholder meetings at https://register.proxypush.com/GBLI, by [●] [a.m./p.m.], Cayman Islands Time, on [●], 2020, by using one of the control numbers found on your voting instruction forms sent in respect of the shareholder meetings. You will be required to provide proof of your beneficial ownership of your GI Cayman shares as of the Voting Record Time, such as a bank or brokerage account statement or letter from your bank, broker or other nominee to register for the shareholder meetings. Such holders will be provided a link to the shareholder meetings one hour prior to the start of the shareholder meetings. Due to the virtual format, only the formal business of the shareholder meetings will be conducted. Shareholders are encouraged to submit their votes in advance of the shareholder meetings, following the procedure outlined further below.

Shareholders are being asked to vote on the following matters:

At the scheme meeting:

•

To approve the scheme of arrangement substantially in the form attached as Annex C to the accompanying proxy statement (the “Scheme of Arrangement”), pursuant to which, at the effective time of the Scheme of Arrangement, GI Cayman will merge with and into New CayCo, a newly formed and wholly owned subsidiary of GI Delaware incorporated in the Cayman Islands as an exempted company with limited liability (“New CayCo”), following which, New CayCo will survive the merger (the “Amalgamation”).

•

Upon completion of the Transaction, all shareholders of GI Cayman will become shareholders of GI Delaware. Pursuant to the terms of the Scheme of Arrangement and in consideration for the Amalgamation, GI Delaware will issue common shares of GI Delaware to the shareholders of GI Cayman as of the scheme record time (expected to be [●] [a.m./p.m.] (Eastern Time) on [●], 2020) (the “Scheme

Record Time”) on the following basis: for each A ordinary share of GI Cayman cancelled, one class A common share of GI Delaware will be issued; and for each B ordinary share of GI Cayman cancelled, one class B common share of GI Delaware will be issued. Pursuant to the Scheme of Arrangement and as part of the Amalgamation, GI Cayman will be dissolved.

We refer to this proposal (Proposal Number One) as the “Scheme of Arrangement Proposal.”

At the extraordinary general meeting:

•

If the Scheme of Arrangement Proposal is approved, to approve the Scheme of Arrangement and to authorize the directors and officers of GI Cayman to take such actions as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect at the extraordinary general meeting, so that the Scheme of Arrangement shall be approved by and on behalf of GI Cayman and can be consummated.

We refer to this proposal (Proposal Number Two) as the “Scheme EGM Proposal.”

•

If the Scheme of Arrangement Proposal is approved, to authorize GI Cayman, as the sole shareholder of GI Bermuda, to approve a resolution of GI Bermuda to effect a business combination transaction (which may include an inter-company merger, transfer of assets and liabilities, amalgamation or otherwise), approved by the board of directors and relevant regulatory authorities, with Penn-Patriot Insurance Company, an indirect wholly-owned insurance subsidiary of GI Cayman (“Penn-Patriot”), or another of the Global Indemnity group of companies’ existing U.S. insurance company subsidiaries, resulting in the assumption of GI Bermuda’s business by the Global Indemnity group of companies’ existing U.S. insurance Company subsidiaries. Such transaction may include, without limitation, the merger of GI Bermuda with and into Penn-Patriot, with Penn-Patriot surviving, and the approval of the merger agreement that would be entered into in connection therewith.

We refer to this proposal (Proposal Number Three) as the “GI Bermuda Transaction Proposal.”

•

To approve a motion to adjourn the extraordinary general meeting to a later date to solicit additional proxies, as necessary or appropriate, if there are insufficient votes to approve the necessary meeting proposals at the time of the extraordinary general meeting.

We refer to this proposal (Proposal Number Four) as the “Adjournment Proposal.”

The proposals contemplated by the accompanying proxy statement, including the Scheme of Arrangement Proposal, the Scheme EGM Proposal, the GI Bermuda Transaction Proposal and the Adjournment Proposal, are sometimes referred to herein as the “meeting proposals.”

The transactions contemplated by the Scheme of Arrangement and the accompanying proxy statement, including the Scheme of Arrangement Proposal, the Scheme EGM Proposal, the GI Bermuda Transaction Proposal and the other actions by GI Cayman and/or its affiliates described in the accompanying proxy statement are sometimes referred to herein as the “Transaction.”

Approval of each of the Scheme of Arrangement Proposal, the Scheme EGM Proposal and the GI Bermuda Transaction Proposal by our shareholders is a condition to the Scheme of Arrangement becoming effective.

The formal notices of the scheme meeting and the extraordinary general meeting are provided as attachments to the accompanying proxy statement as Annexes A and B, respectively, and should be read closely. This summary does not constitute the formal notice in respect of either of those meetings.

If any other matters properly come before either of the shareholder meetings or any adjournments of either of the shareholder meetings, the persons named in the proxy card will have the authority to vote the GI Cayman ordinary shares represented by all properly executed proxies in their discretion. The Board of GI Cayman currently does not know of any matters to be raised at the shareholder meetings other than the meeting proposals contained in this proxy statement.

The Board of GI Cayman has set [●] [a.m./p.m.] (Eastern Time) on [●], 2020 as the record date (the “Voting Record Time”) for the scheme meeting and for the extraordinary general meeting. This means that only those persons who were GI Cayman shareholders at [●] [a.m./p.m.] (Eastern Time) on [●], 2020 will be entitled to receive notice of, and to attend and vote, at the shareholder meetings and any adjournments thereof.

The scheme meeting has been convened at [●] [a.m./p.m.] (Cayman Islands Time) on [●], 2020, pursuant to an Order of the Cayman Islands Grand Court (the “Cayman Court”) granted on [●], 2020. The extraordinary general meeting also has been scheduled for [●], 2020, and will commence at [●] [a.m./p.m.], Cayman Islands Time (or as soon thereafter as the scheme meeting concludes or is adjourned). If the GI Cayman shareholders approve each of the Scheme of Arrangement Proposal, the Scheme EGM Proposal and the GI Bermuda Transaction Proposal and the other conditions to the Scheme of Arrangement have been satisfied or waived, we will seek the Cayman Court’s sanction of the Scheme of Arrangement. Sanction of the Cayman Court must be obtained as a condition to the Scheme of Arrangement becoming effective. We expect the sanction hearing to be held at the Law Courts, George Town, Grand Cayman at [●] [a.m./p.m.] (Cayman Islands Time) on [●], 2020 (the “Sanction Hearing”), further details of which will be advertised by GI Cayman on its website and in The Wall Street Journal (International Edition) and certain Cayman Islands newspapers in accordance with directions that we intend to request from the Cayman Court. GI Cayman shareholders who voted at the scheme meeting or gave instructions to their broker or nominee to vote at the scheme meeting (as applicable) have the right to attend the Sanction Hearing and to appear in person or be represented by counsel to support or oppose the sanction of the Scheme of Arrangement. We expect that the Cayman Court will make facilities available for applicable GI Cayman shareholders to attend and appear at the Sanction Hearing in person via live webcast (if they wish). If you are a GI Cayman shareholder who wishes to appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement, we expect that the Cayman Court will require that you give notice of your intention to do so to GI Cayman’s Cayman Islands legal advisers, Walkers, at 190 Elgin Avenue, George Town, Grand Cayman KY1-9001, Cayman Islands, at a time prior to the date of the Sanction Hearing. GI Cayman will not object to the participation in the Sanction Hearing by any person who holds shares through a broker or any other person with a legitimate interest in the proceedings and all such persons will have a right to participate.

The accompanying proxy statement and proxy cards (one labeled blue for the scheme meeting, and one labeled white for the extraordinary general meeting) are first being sent on or about [●], 2020 to the GI Cayman shareholders and contain additional information on how to attend the shareholder meetings and vote any GI Cayman ordinary shares you own in person or by proxy via live webcast at the shareholder meetings.

If you hold your GI Cayman ordinary shares in the name of a bank, broker, trustee, custodian or other nominee (which we generally refer to as “brokers” or “nominees”), and you plan to attend the shareholder meetings, you must register for the shareholder meetings at https://register.proxypush.com/GBLI, by [●] [a.m./p.m.], Cayman Islands Time, on [●], 2020, by using one of the control numbers found on your voting instruction forms sent in respect of the shareholder meetings. It will be necessary for you to present proof of your beneficial ownership of those GI Cayman ordinary shares as of the Voting Record Time, such as a bank or brokerage account statement or letter from your broker or other nominee to register for the shareholder meetings. In addition, you may not vote your GI Cayman ordinary shares in person via live webcast at the shareholder meetings unless you obtain an “instrument of proxy” or “legal proxy” from the broker or nominee that holds your GI Cayman ordinary shares. You will need to follow the instructions of your broker or nominee in order to obtain such an “instrument of proxy” or “legal proxy.”

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE SHAREHOLDER MEETINGS, PLEASE TAKE THE NECESSARY STEPS TO VOTE IN ADVANCE OF THE SHAREHOLDER MEETINGS.

IF YOU ARE A REGISTERED SHAREHOLDER, YOU SHOULD PROPERLY MARK, DATE, SIGN AND RETURN BOTH ACCOMPANYING PROXY CARDS (ONE LABELED BLUE FOR THE SCHEME MEETING, AND ONE LABELED WHITE FOR THE EXTRAORDINARY GENERAL MEETING) IN THE ENCLOSED, POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE.

IN ORDER FOR YOUR PROXIES TO BE VOTED, COMPUTERSHARE LLC MUST RECEIVE YOUR PROXY CARDS AT 2950 EXPRESS DRIVE SOUTH, SUITE 210, ISLANDIA, NY 11749, NOT LATER THAN [●] [A.M./P.M.] (EASTERN TIME) ON [●], 2020, AT LEAST FORTY EIGHT HOURS PRIOR TO THE COMMENCEMENT OF THE RELEVANT SHAREHOLDER MEETING.

IF YOU HOLD YOUR GI CAYMAN ORDINARY SHARES IN “STREET NAME” THROUGH A BROKER OR NOMINEE, YOU SHOULD PROPERLY MARK, DATE, SIGN AND RETURN BOTH THE ACCOMPANYING VOTING INSTRUCTION FORMS (ONE LABELED BLUE FOR THE SCHEME MEETING, AND ONE LABELED WHITE FOR THE EXTRAORDINARY GENERAL MEETING) IN THE ENCLOSED, POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE.

IN ORDER FOR YOUR VOTING INSTRUCTION FORMS TO BE VOTED, COMPUTERSHARE LLC MUST RECEIVE YOUR PROXY CARDS AT 2950 EXPRESS DRIVE SOUTH, SUITE 210, ISLANDIA, NY 11749, NOT LATER THAN [●] [A.M./P.M.] (EASTERN TIME) ON [●], 2020, AT LEAST FORTY EIGHT HOURS PRIOR TO THE COMMENCEMENT OF THE RELEVANT SHAREHOLDER MEETING. PLEASE NOTE THAT HOLDERS OF GI CAYMAN ORDINARY SHARES THROUGH A BROKER OR NOMINEE MAY BE REQUIRED TO SUBMIT VOTING INSTRUCTIONS TO THEIR APPLICABLE BROKER OR NOMINEE AT OR PRIOR TO THE DEADLINE APPLICABLE FOR THE SUBMISSION BY GI CAYMAN SHAREHOLDERS AND SUCH HOLDERS SHOULD THEREFORE FOLLOW THE SEPARATE INSTRUCTIONS THAT WILL BE PROVIDED BY SUCH NOMINEE.

The accompanying proxy statement incorporates documents by reference. Please see “Where You Can Find More Information” beginning on page [●] of the accompanying proxy statement for a listing of documents incorporated by reference. These documents are available to any person, including any beneficial owner, upon request by contacting us at:

Corporate Secretary c/o Global Indemnity Limited

Attn: Walkers Corporate Limited

Cayman Corporate Centre 27 Hospital Road

George Town, Grand Cayman KY1-9008

Cayman Islands

Telephone: +1 345 814 7600

Email: info@global-indemnity.com

To ensure timely delivery of these documents, any request should be made no later than [●], 2020. The exhibits to these documents will generally not be made available unless such exhibits are specifically incorporated by reference in the accompanying proxy statement.

GLOBAL INDEMNITY LIMITED

PROXY STATEMENT

For the Special Scheme Meeting and the Extraordinary General Meeting

of the Holders of Global Indemnity Limited A Ordinary Shares and B Ordinary Shares

to be held on [●], 2020

This proxy statement which also constitutes the “scheme circular” required to be sent to shareholders under Cayman Islands law, is furnished to the holders of A ordinary shares and B ordinary shares (the “shareholders”) of Global Indemnity Limited, a Cayman Islands exempted company (“GI Cayman”), in connection with the solicitation of proxies on behalf of the board of directors of GI Cayman (the “Board”) to be voted at the special scheme meeting of shareholders (the “scheme meeting”) and the extraordinary general meeting of shareholders (the “extraordinary general meeting”) to be held on [●], 2020, and any adjournments thereof, at the times and place and for the purposes set forth in the accompanying notices of the scheme meeting and the extraordinary general meeting. We sometimes refer to these meetings together as the “shareholder meetings.” This proxy statement and the accompanying proxy cards (one proxy card labeled blue for the scheme meeting, and one proxy card labeled white for the extraordinary general meeting) or voting instruction forms (one voting instruction form labeled blue for the scheme meeting, and one voting instruction form labeled white for the extraordinary general meeting) (as applicable) are first being sent to shareholders on or about [●], 2020. Please properly mark, date, sign and return both enclosed proxy cards (one labeled blue for the scheme meeting, and one labeled white for the extraordinary general meeting) or voting instruction forms (one labeled blue for the scheme meeting, and one labeled white for the extraordinary general meeting) (as applicable) to ensure that all of your GI Cayman A ordinary shares, par value $0.0001 per share, and B ordinary shares, par value $0.0001 per share (together, the “GI Cayman ordinary shares”), are represented at the shareholder meetings.

GI Cayman ordinary shares represented by valid proxies will be voted in accordance with instructions contained therein or, in the absence of such instructions, “FOR” each of the meeting proposals set forth in this proxy statement. You may revoke your proxy at any time before it is exercised at the shareholder meetings by timely delivery of a properly executed, later-dated proxy with respect to the shareholder meetings to Computershare LLC at 2950 Express Drive South, Suite 210, Islandia, NY 11749.

GI Cayman has set [●] [a.m./p.m.] (Eastern Time) on [●], 2020 as the record date (the “Voting Record Time”) for the scheme meeting and for the extraordinary general meeting. This means that only those persons who were GI Cayman shareholders at [●] [a.m./p.m.] (Eastern Time) on [●], 2020 will be entitled to attend and vote, at the shareholder meetings and any adjournments thereof. As of the Voting Record Time, [●] GI Cayman A ordinary shares and [●] GI Cayman B ordinary shares were issued and outstanding.

Only GI Cayman shareholders as of the Voting Record Time are invited to attend the shareholder meetings. For registered shareholders we have enclosed two proxy cards—one proxy card labeled blue for the scheme meeting, and one proxy card labeled white for the extraordinary general meeting. Please properly mark, date, sign and return both proxy cards.

If you hold your GI Cayman ordinary shares in “street name” beneficially through a bank, broker, trustee, custodian or other nominee (which we generally refer to as “brokers” or “nominees”), we have enclosed two voting instruction forms – one voting instruction form labeled blue for the scheme meeting, and one voting instruction form labeled white for the extraordinary general meeting. Please properly mark, date, sign and return both voting instruction forms. You must follow the procedures required by your broker or nominee to appoint or revoke any voting instructions with respect to the shareholder meetings. You should contact your broker or nominee directly for more information on these procedures.

In order to participate in the shareholder meetings, registered shareholders must register for the shareholder meetings at https://register.proxypush.com/GBLI, by [●] [a.m./p.m.], Cayman Islands Time, on [●], 2020, by

using one of the control numbers found on your proxy cards sent in respect of the shareholder meetings. Registered shareholders who have validly registered for the shareholder meetings will be provided a link to the shareholder meetings one hour prior to the start of the shareholder meetings.

If you hold your GI Cayman shares in ‘street name’ through a broker or nominee, in order to participate in the shareholder meetings, you must register for the shareholder meetings at https://register.proxypush.com/GBLI, by [●] [a.m./p.m.], Cayman Islands Time, on [●], 2020, by using one of the control numbers found on your voting instruction forms sent in respect of the shareholder meetings. You will be required to provide proof of your beneficial ownership of your GI Cayman shares as of the Voting Record Time, such as a bank or brokerage account statement or letter from your bank, broker or other nominee to register for the shareholder meetings. Such holders will be provided a link to the shareholder meetings one hour prior to the start of the shareholder meetings. In addition, you may not vote your GI Cayman ordinary shares in person via live webcast at the shareholder meetings unless you obtain an “instrument of proxy” or “legal proxy” from the broker or nominee that holds your GI Cayman ordinary shares. You will need to follow the instructions of your broker or nominee in order to obtain such an “instrument of proxy” or “legal proxy.”

Due to the virtual format, only the formal business of the shareholder meetings will be conducted. Shareholders are encouraged to submit their votes in advance of the shareholder meetings, following the procedure outlined further below.

STRUCTURE OF THE TRANSACTION

In Proposal Number One (the “Scheme of Arrangement Proposal”), we are seeking your approval at the scheme meeting of a scheme of arrangement pursuant to Sections 86 and 87 of the Cayman Islands Companies Law (2020 Revision), as amended, modified or re-enacted from time to time (the “Cayman Companies Law”), substantially in the form attached as Annex C to this proxy statement (the “Scheme of Arrangement”), which if effective, will result in you owning common shares of Global Indemnity Group, LLC, a newly formed limited liability company (“GI Delaware”) in the State of Delaware (“Delaware”), instead of GI Cayman ordinary shares. Please see “Proposal Number One: The Scheme of Arrangement Proposal.”

In Proposal Number Two (the “Scheme EGM Proposal”), we are seeking your approval at the extraordinary general meeting of the Scheme of Arrangement and to authorize the directors and officers of GI Cayman to take such actions as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect, so that the Scheme of Arrangement shall be approved by and on behalf of GI Cayman and can be consummated. Please see “Proposal Number Two: The Scheme EGM Proposal.”

In Proposal Number Three (the “GI Bermuda Transaction Proposal”), we are seeking your approval at the extraordinary general meeting to authorize GI Cayman, as the sole shareholder of Global Indemnity Reinsurance Company, Ltd., a Bermuda exempted company (“GI Bermuda”), to approve a resolution of GI Bermuda to effect a business combination transaction (which may include an inter-company merger, transfer of assets and liabilities, amalgamation or otherwise), approved by the board of directors and relevant regulatory authorities, with Penn-Patriot Insurance Company, an indirect wholly-owned insurance subsidiary of GI Cayman (“Penn-Patriot”), or another of the Global Indemnity group of companies’ existing U.S. insurance company subsidiaries, resulting in the assumption of GI Bermuda’s business by the Global Indemnity group of companies’ existing U.S. insurance Company subsidiaries. Such transaction may include, without limitation, the merger of GI Bermuda with and into Penn-Patriot, with Penn-Patriot surviving, and the approval of the merger agreement that would be entered into in connection therewith. Please see “Proposal Number Three: The GI Bermuda Transaction Proposal.”

In Proposal Number Four (the “Adjournment Proposal”), we may seek your approval at the extraordinary general meeting to authorize the chairman of the extraordinary general meeting to adjourn the meeting if there are insufficient votes to approve the necessary meeting proposals at the extraordinary general meeting, as necessary or appropriate. Please see “Proposal Number Four: The Adjournment Proposal.”

If the Scheme of Arrangement is approved and becomes effective, then the Amalgamation will occur. Pursuant to the terms of the Scheme of Arrangement and in consideration for the Amalgamation, GI Delaware will issue common shares of GI Delaware to the shareholders of GI Cayman as of the Scheme Record Time on the following basis: for each A ordinary share of GI Cayman cancelled, one class A common share of GI Delaware will be issued; and for each B ordinary share of GI Cayman cancelled, one class B common share of GI Delaware will be issued. Pursuant to the Scheme of Arrangement and as part of the Amalgamation, GI Cayman will be dissolved.

Several steps are required in order for us to effect the Scheme of Arrangement, including convening and holding the scheme meeting at which GI Cayman shareholders will consider and, if thought fit, approve the Scheme of Arrangement. The scheme meeting has been convened at [●] [a.m./p.m.] (Cayman Islands Time) on [●], 2020 pursuant to an Order of the Cayman Islands Grand Court (the “Cayman Court”) granted on [●], 2020. Notice of the scheme meeting is set out at Annex A to this proxy statement. If each of the Scheme of Arrangement Proposal, the Scheme EGM Proposal and the GI Bermuda Transaction Proposal are approved by the GI Cayman shareholders and the other conditions to the Scheme of Arrangement have been satisfied or waived, we will seek the Cayman Court’s sanction of the Scheme of Arrangement.

If we obtain the requisite approvals from our shareholders and the Cayman Court’s sanction of the Scheme of Arrangement, and if all of the other conditions to the Scheme of Arrangement, as described herein, are satisfied or, if permitted by applicable law, waived, we intend to file the order of the Cayman Court sanctioning the Scheme of Arrangement with the Cayman Islands Registrar of Companies (the “Sanction Order”). Upon delivery of the Sanction Order with the Cayman Islands Registrar of Companies, the Scheme of Arrangement will become effective in accordance with its terms (the “Effective Time”). We presently expect the Effective Time to occur before the opening of trading of the GI Delaware class A common shares on the Nasdaq Global Select Market (“Nasdaq”) on the trading day immediately following the date of delivery of the Sanction Order to the Cayman Islands Registrar of Companies. The exact date and timing of the Effective Time will depend on factors such as any postponement or adjournment of the hearing before the Cayman Court regarding sanction of the Scheme of Arrangement (the “Sanction Hearing”).

At the Effective Time, the following steps will occur effectively simultaneously in the following order:

1.

GI Cayman will merge with and into New CayCo, a newly formed and wholly owned subsidiary of GI Delaware incorporated in the Cayman Islands as an exempted company with limited liability (“New CayCo”), following which, New CayCo will survive the merger (the “Amalgamation”);

2.

in consideration for the Amalgamation, GI Delaware will issue an equal number of GI Delaware common shares to GI Cayman shareholders at the scheme record time (expected to be [●] [a.m./p.m.] (Eastern Time) on [●], 2020) (the “Scheme Record Time”), on the following basis: for each GI Cayman A ordinary share cancelled, one GI Delaware class A common share shall be issued; and/or for each GI Cayman B ordinary share cancelled, one GI Delaware class B common share shall be issued; and

3.	pursuant to the Scheme of Arrangement and as part of the Amalgamation, GI Cayman will be dissolved.

As a result of the Scheme of Arrangement, the GI Cayman shareholders will become holders of all, or substantially all, of the GI Delaware common shares and GI Delaware will become the ultimate parent company of the Global Indemnity group of companies. Following completion of the Scheme of Arrangement, it is proposed that New CayCo will merge with and into GI Delaware, with GI Delaware surviving. The members of the Board in office two business days prior to the effective time of the Scheme of Arrangement will be appointed as the members of the board of directors of GI Delaware effective as of one business day prior to the Effective Time.

After the Effective Time, you will continue to own an interest in the ultimate parent company of the Global Indemnity group of companies, which will indirectly conduct the same business operations as currently conducted indirectly by GI Cayman, through the same group of subsidiaries of GI Cayman prior to the Effective Time. The number of GI Delaware common shares you will own will be the same as the number of GI Cayman ordinary shares you own immediately prior to the Effective Time, and your relative ownership interest in the Global Indemnity group of companies will remain substantially unchanged as a result of the Scheme of Arrangement.

At [●], 2020, [●] GI Cayman A ordinary shares and [●] GI Cayman B ordinary shares were issued and outstanding.

The transactions contemplated by the Scheme of Arrangement and this proxy statement, including the Scheme of Arrangement Proposal, the Scheme EGM Proposal, the GI Bermuda Transaction Proposal and the other actions by GI Cayman and/or its affiliates described in this proxy statement are sometimes referred to herein collectively as the “Transaction.”

If, and only if, the Transaction is consummated, GI Cayman will be merged with and into New CayCo (a direct wholly owned-subsidiary of GI Delaware, which will then be merged with and into GI Delaware subsequent to the Transaction), and, as a result, Penn-Patriot or another of the Global Indemnity group of companies’ existing U.S. insurance company subsidiaries will become a direct, wholly-owned subsidiary of GI Delaware.

The following diagrams depict a simplified organizational structure of the relevant material members of the Global Indemnity group of companies as presently in effect and as we expect to be in effect immediately after the Transaction, assuming the GI Bermuda Transaction is a merger of GI Bermuda with and into Penn-Patriot, with Penn-Patriot surviving. In the following diagrams, red boxes indicate non-U.S. entities and blue boxes indicate U.S. entities.

Before	After

We use the terms “GI,” “Global Indemnity,” “we,” “our company,” “the company,” “the Company,” “our” and “us” in this proxy statement to refer to GI Cayman and its subsidiaries, prior to the Transaction, and to refer to GI Delaware and its subsidiaries, after the Transaction.

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION AND THE OTHER PROPOSALS

The following questions and answers are intended to address briefly some commonly asked questions regarding the Transaction and the shareholder meetings. These questions and answers highlight only some of the information contained in this proxy statement. They may not contain all the information that is important to you. To understand the Transaction, meeting proposals and voting procedures more fully, and for a more complete legal description of the Transaction, you should read carefully the entire proxy statement, including the annexes. The Scheme of Arrangement, substantially in the form attached as Annex C to this proxy statement, is the legal document that governs the Transaction. The limited liability company agreement of GI Delaware, substantially in the form attached to this proxy statement as Annex F, will govern GI Delaware after the completion of the Scheme of Arrangement.

1. Q:	Why am I receiving this document?

A:

Holders of GI Cayman ordinary shares are being solicited by the Board to approve certain actions relating to the proposed Transaction which, once effective, will result in a change in the ultimate parent company of the Global Indemnity group of companies from GI Cayman to GI Delaware as set out in more detail in this proxy statement. Pursuant to the Scheme of Arrangement, ordinary shares in GI Cayman will be mandatorily exchanged for common shares in GI Delaware on a one-for-one basis.

The Transaction will be a taxable exchange for U.S. federal income tax purposes, and you will be treated as a partner in a publicly traded partnership following the Transaction. Please refer to “Material Tax Considerations Relating to the Transaction” for a description of certain material U.S. federal and Cayman Islands tax consequences of the Transaction to GI Cayman shareholders.

2. Q:	What am I being asked to vote on at the shareholder meetings?

A:

The Scheme of Arrangement and certain other meeting proposals require holders of GI Cayman ordinary shares to vote on certain matters at both the scheme meeting and extraordinary general meeting. This document contains information to assist you in making your voting decisions at both the scheme meeting and the extraordinary general meeting in relation to the meeting proposals.

It is important that for the scheme meeting as many votes as possible are cast so that the Cayman Court may be satisfied that there is a fair representation of the opinions of the GI Cayman shareholders.

Scheme Meeting

At the scheme meeting, GI Cayman shareholders are being asked to vote on the Scheme of Arrangement Proposal which, if effective, will result in you owning common shares of GI Delaware, a newly formed Delaware limited liability company, instead of the GI Cayman ordinary shares, and further result in GI Delaware becoming the new publicly traded ultimate parent company of the Global Indemnity group of companies.

Extraordinary General Meeting

If the Scheme of Arrangement Proposal is approved at the scheme meeting, GI Cayman shareholders are being asked to vote on the following matters at the extraordinary general meeting for the purpose of giving effect to the Scheme of Arrangement and the Transaction as follows:

•

to approve the Scheme of Arrangement and to authorize the directors and officers of GI Cayman to take such actions as they may consider necessary or appropriate for carrying the Scheme of Arrangement into effect; and

•

to authorize GI Cayman, as the sole shareholder of GI Bermuda, to approve a resolution of GI Bermuda to effect a business combination transaction (which may include an inter-company merger, transfer of assets and liabilities, amalgamation or otherwise), approved by the board of directors and relevant regulatory authorities, with Penn-Patriot or another of the Global Indemnity group of companies’ existing U.S. insurance company subsidiaries, resulting in the assumption of GI Bermuda’s business by the Global Indemnity group of companies’ existing U.S. insurance company subsidiaries. Such transaction may include, without limitation, the merger of GI Bermuda with and into Penn-Patriot, with Penn-Patriot surviving, and the approval of the merger agreement that would be entered into in connection therewith.

If there are insufficient votes to approve the necessary meeting proposals at the time of the general extraordinary meeting, GI Cayman ordinary shareholders may be asked to authorize the chairman of the extraordinary general meeting to adjourn the meeting, as necessary or appropriate.

The proposals contemplated by this proxy statement, including the Scheme of Arrangement Proposal, the Scheme EGM Proposal, the GI Bermuda Transaction Proposal and the Adjournment Proposal, are sometimes referred to herein as the “meeting proposals.”

Please see “Proposal Number One: The Scheme of Arrangement Proposal,” “Proposal Number Two: The Scheme EGM Proposal,” “Proposal Number Three: The GI Bermuda Transaction Proposal” and “Proposal Number Four: The Adjournment Proposal.”

3. Q:	Why is Global Indemnity proposing the Transaction?

A:

While a complex multi-national business structure has served us and our shareholders well for many years, changes in the U.S. tax laws and other compelling business reasons support reorganizing the Global Indemnity group of companies at this time. After considering various factors, the Board unanimously determined to undertake the Transaction for, among others, the following reasons:

•

The passage by the United States of the Tax Cuts and Jobs Act in 2017, as well as certain other changes in non-U.S. tax laws, have eliminated certain tax benefits attributable to having a foreign holding company structure. The Transaction recognizes that the additional complexity and compliance costs of our foreign structure outweigh the limited tax benefits to the Global Indemnity group of companies following this change in the law.

•

The Transaction will streamline the organizational structure of the Global Indemnity group of companies. Four subsidiaries previously part of GI Cayman’s organizational structure will be eliminated, and substantially all foreign subsidiaries will be eliminated, resulting in inter-company efficiencies.

•

The Transaction will reduce the number of nations governing the Global Indemnity group of companies from 4 to 1 and will reduce the number of nations in which the Global Indemnity group of companies are subject to material taxation from 3 to 1, making the United States the only governing and taxing nation. We anticipate that this will achieve long-term administrative cost savings by reducing the management resources required to reconcile and manage the differences in governing laws and taxation in non-U.S. jurisdictions.

•

The Transaction will move the ultimate parent company of the Global Indemnity group of companies to Delaware, which is a highly reputable jurisdiction for organizing business entities in the United States. Delaware has sophisticated entity laws that are continuously modernized and its extensive history of resolving business disputes has created a predictable legal framework for management and shareholders. In addition, the reputation of Delaware entity law among regulatory authorities, investors and creditors is highly favorable.

•

The Transaction will result in the business of GI Bermuda being assumed by the Global Indemnity group of companies’ existing U.S. insurance company subsidiaries and thereby will consolidate the primary regulation of the Global Indemnity group of companies to the United States.

•

Following the Transaction, the Global Indemnity group of companies’ income generating activities will be 100% U.S. based, and the expected expense savings and operating efficiencies are expected to largely offset the anticipated increase in prospective tax liabilities resulting from the Transaction.

•	The Transaction will not result in any material transaction-related taxes to the Global Indemnity group of companies.

•

The Transaction may result in a clearer business proposition to U.S. investment and business partners. Currently, the public shares of GI Cayman trade at approximately 50% of book value per share, which we believe is due in part to our complicated multi-national structure, which serves as a practical barrier to raising new equity capital or utilizing our shares as acquisition currency. The United States of America is a leading international financial center, attracts a high volume of non-resident financial activity from Europe, China and other countries with substantial capital to invest and is a significant hub for institutional investment. As a result, having the Global Indemnity group of companies’ parent company become a United States based company will offer investors the ability to invest directly in a U.S. limited liability company, and may, over time, enhance the value and liquidity of the Company’s publicly traded securities, including access to the public equity markets and the utilization of our shares as acquisition currency.

Please see “Proposal Number One: The Scheme of Arrangement Proposal—Reasons for the Transaction.”

4. Q:	How does the Board of Directors recommend that I vote?

A:	Our Board unanimously recommends that our shareholders vote “FOR” each of the meeting proposals set forth in this proxy statement.

5. Q:	Who can vote at the shareholder meetings?

A:

All persons who are registered holders of GI Cayman ordinary shares at the Voting Record Time (being the record date for the shareholder meetings as of [●] [a.m./p.m.] (Eastern Time) on [●], 2020) are shareholders of record for the purposes of voting at the shareholder meetings and will be entitled to attend and vote, in person via live webcast or by proxy, at the shareholder meetings and any adjournments thereof.

If you are a registered shareholder, you should have received two proxy cards with this proxy statement; one proxy card labeled blue for the scheme meeting and one proxy card labeled white for the extraordinary general meeting. You can only appoint a proxy using the procedures set out in this proxy statement and in the relevant proxy card. To ensure that your GI Cayman ordinary shares are voted in accordance with your wishes, please properly mark, date, sign and return both the accompanying proxy cards (one labeled blue for the scheme meeting, and one labeled white for the extraordinary general meeting) in the enclosed, postage-paid envelope as promptly as possible. In order for your proxies to be voted, Computershare LLC must receive your proxy cards at 2950 Express Drive South, Suite 210, Islandia, NY 11749, at least forty eight hours prior to the commencement of the relevant meeting but not later than [●] [a.m./p.m.] (Eastern Time) on [●], 2020.

A proxy appointed to attend the shareholder meetings via live webcast on your behalf does not need to be a shareholder of GI Cayman but must attend the shareholder meetings to represent you. You may appoint more than one proxy provided that each proxy is appointed to exercise rights attached to different GI Cayman ordinary shares. You may not appoint more than one proxy to exercise rights attached to any one GI Cayman ordinary share.

Appointment of a proxy does not preclude you from attending either or both of the shareholder meetings and voting in person via live webcast. Attending the shareholder meetings in person via live webcast will not in and of itself revoke a previously submitted proxy card. However, any votes cast by you or your proxy at either of the shareholder meetings will revoke a previously submitted proxy card for such shareholder meeting.

If you hold your GI Cayman ordinary shares in “street name” through a bank, broker, trustee, custodian or other nominee (which we generally refer to as “brokers” or “nominees”), you should have received two voting instruction forms with this proxy statement; one voting instruction form labeled blue for the scheme meeting and one voting instruction form labeled white for the extraordinary general meeting. To ensure that your GI Cayman ordinary shares are voted in accordance with your wishes, please properly mark, date, sign and return both the accompanying voting instruction forms (one labeled blue for the scheme meeting, and one labeled white for the extraordinary general meeting) in the enclosed, postage-paid envelope as promptly as possible. In order for your proxies to be voted, Computershare LLC must receive your proxy cards at 2950 Express Drive South, Suite 210, Islandia, NY 11749, at least forty eight hours prior to the commencement of the relevant meeting but not later than [●] [a.m./p.m.] (Eastern Time) on [●], 2020. Please note that holders of GI Cayman ordinary shares through brokers or nominees may be required to submit voting instructions to their applicable broker or nominee at or prior to the deadline applicable to registered holders of GI Cayman ordinary shares and such holders should therefore follow the separate instructions that will be provided by their applicable broker or nominee.

If the GI Cayman ordinary shares are not registered in your own name and you plan to vote your GI Cayman ordinary shares in person via live webcast at either or both the shareholder meetings, you must contact your bank, broker or other nominee to: (i) obtain an “instrument of proxy” or “legal proxy” from your broker or nominee that holds your GI Cayman ordinary shares and/or (ii) have your GI Cayman ordinary shares registered directly in your name on GI Cayman’s register of shareholders.

In order to participate in the shareholder meetings, registered shareholders must register for the shareholder meetings at https://register.proxypush.com/GBLI, by [●] [a.m./p.m.], Cayman Islands Time, on [●], 2020, by using one of the control numbers found on your proxy cards sent in respect of the shareholder meetings. Registered shareholders who have validly registered for the shareholder meetings will be provided a link to the shareholder meetings one hour prior to the start of the shareholder meetings. If you hold your GI Cayman shares in ‘street name’ through a broker or nominee, in order to participate in the shareholder meetings, you must register for the shareholder meetings at https://register.proxypush.com/GBLI, by [●] [a.m./p.m.], Cayman Islands Time, on [●], 2020, by using one of the control numbers found on your voting instruction forms sent in respect of the shareholder meetings. Such holders will be provided a link to the shareholder meetings one hour prior to the start of the shareholder meetings.

Please see “The Shareholder Meetings—Voting Record Time; Voting Rights” and “Annex D – Expected Timetable of Principal Events.”

6. Q:	Why are there two meetings being held for GI Cayman shareholders?

A:

The two separate shareholder meetings, being the scheme meeting and the subsequent extraordinary general meeting, are being called for different purposes. The extraordinary general meeting will be held immediately after the scheme meeting.

The sole purpose of the scheme meeting is to seek approval of the GI Cayman shareholders of the Scheme of Arrangement in accordance with applicable Cayman Islands law prior to GI Cayman seeking sanction of the Scheme of Arrangement from the Cayman Court. The scheme meeting has been convened at [●] [a.m./p.m.] (Cayman Islands Time) on [●], 2020 pursuant to an Order of the Cayman Court granted on [●], 2020. Notice of the scheme meeting is set out at Annex A to this proxy statement.

The subsequent extraordinary general meeting is being held to pass the remaining meeting proposals in connection with the Scheme of Arrangement, which are required to implement the Transaction (being the Scheme EGM Proposal and the GI Bermuda Transaction Proposal). GI Cayman shareholders can direct how their GI Cayman ordinary shares should be voted at the scheme meeting and the extraordinary general meeting.

Please see “The Shareholder Meetings—Proxies” and “The Shareholder Meetings—How You Can Vote.”

7. Q:	Why is the approval of the Cayman Court required?

A:

The Scheme of Arrangement is a formal procedure under the Cayman Companies Law which is commonly used to carry out corporate reorganizations involving Cayman Islands companies. Under the Cayman Companies Law, the Scheme of Arrangement requires the approval of both the GI Cayman shareholders at the scheme meeting and also the sanction of the Cayman Court. In determining whether to exercise its discretion to sanction the Scheme of Arrangement, the Cayman Court will determine, amongst other things, whether the Scheme of Arrangement is fair to the GI Cayman shareholders.

If the relevant approvals are obtained, all GI Cayman shareholders will be bound by the terms of the Scheme of Arrangement when it becomes effective, regardless of whether or how they voted (that is, including any GI Cayman shareholder who did not vote to approve the Scheme of Arrangement Proposal or who voted against the Scheme of Arrangement Proposal) thereby providing certainty and equality of treatment for GI Cayman shareholders. The implementation of the Scheme of Arrangement must satisfy certain legal requirements for the protection of GI Cayman shareholders and creditors and therefore requires the approval of the Cayman Court.

8. Q:	Am I required to vote at the shareholder meetings?

A:

It is important that as many GI Cayman shareholders as possible cast their votes at both the scheme meeting and the extraordinary general meeting. In particular, it is important that as many votes as possible are cast at the scheme meeting so as to demonstrate to the Cayman Court that there is a fair representation of GI Cayman shareholders.

The Board believes that the Transaction is advisable and urges you to read this proxy statement carefully and, if eligible, to vote in favor of the meeting proposals.

9. Q:	How do I vote if I am a registered shareholder?

A:

Whether or not you plan to attend the shareholder meetings in person via live webcast, we urge you to vote your GI Cayman ordinary shares by way of proxy. All GI Cayman ordinary shares represented by valid proxy cards that we receive through this solicitation and that are not revoked will be voted in accordance with your instructions as noted on the relevant proxy card.

We have enclosed two proxy cards (one proxy card labeled blue for the scheme meeting, and one proxy card labeled white for the extraordinary general meeting). By submitting your proxy card, you are legally authorizing another person to vote your GI Cayman ordinary shares by proxy in accordance with your instructions. You may appoint any person as your proxy and it is not a requirement that this person be a current shareholder of GI Cayman. The enclosed proxy cards designate Stephen W. Ries and Thomas M. McGeehan, or either of them, to vote your GI Cayman ordinary shares in accordance with the voting instructions you indicate in your proxy cards at each of the shareholder meetings. If you wish to appoint another person as your proxy, you can strike out Stephen W. Ries and Thomas M. McGeehan and replace them with the name of such other person.

In addition, if any other matters (other than the meeting proposals contained in this proxy statement) properly come before either of the shareholder meetings or any adjournments of those meetings, the persons named in the proxy card will have the authority to vote your GI Cayman ordinary shares on those matters in their discretion. The Board currently does not know of any matters to be raised at the shareholder meetings other than the meeting proposals contained in this proxy statement.

You may submit your proxy card either by mail or courier. Please let us know whether you plan to attend each of the shareholder meetings in person via live webcast by marking the appropriate box on your proxy card. In order for your proxy card to be validly submitted and for your GI Cayman ordinary shares to be voted at the shareholder meetings in accordance with your proxy card, Computershare LLC must receive your proxy card by mail or courier as promptly as possible at 2950 Express Drive South, Suite 210, Islandia, NY 11749, not later than [●] [a.m./p.m.] (Eastern Time) on [●], 2020, (that is, it must be received at least forty eight hours prior to the commencement of the relevant shareholder meeting).

If you do not wish to vote all of your GI Cayman ordinary shares in the same manner on any particular proposal(s), you may specify your vote by clearly hand-marking the proxy card to indicate how you want to vote your GI Cayman ordinary shares.

At the scheme meeting, you may specify whether your GI Cayman ordinary shares should be voted for or against the Scheme of Arrangement Proposal. At the extraordinary general meeting, you may specify whether your GI Cayman ordinary shares should be (i) voted for or against the other meeting proposals or (ii) abstained from voting.

If you do not specify on the enclosed proxy cards that are submitted how you want to vote your GI Cayman ordinary shares, your GI Cayman ordinary shares will be voted in accordance with the Board’s unanimous recommendation as described above such that any unspecified GI Cayman ordinary shares will be voted “FOR” each of the meeting proposals as set forth in this proxy statement.

Please see “The Shareholder Meetings—Proxies” and “The Shareholder Meetings—How You Can Vote.”

10. Q:	How can I vote if I hold my shares in “street name”?

A:

For shareholders who hold their shares in “street name” beneficially through a broker or nominee, we have enclosed two voting instruction forms (one voting instruction form labeled blue for the scheme meeting, and one voting instruction form labeled white for the extraordinary general meeting). By submitting your voting instruction form, you are instructing your broker or nominee to vote your GI Cayman ordinary shares in accordance with your instructions.

Under Nasdaq rules, brokers and nominees who hold GI Cayman ordinary shares on behalf of customers will not have the authority to vote without direction on the Scheme of Arrangement Proposal, the Scheme EGM Proposal or the GI Bermuda Transaction Proposal. If you hold your GI Cayman ordinary shares through a broker or nominee and you do not instruct your broker or nominee on how to vote your GI Cayman ordinary shares prior to the shareholder meetings, your broker or nominee, or the depository through which your broker holds your shares, will not be able to vote your GI Cayman ordinary shares at the shareholder meetings or affect the outcome of the vote, which is based on shares voting. Under Nasdaq rules, brokers and nominees who hold shares on behalf of customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners, but are precluded from exercising their voting discretion with respect to proposals for “non-routine” matters. We believe that the Scheme of Arrangement Proposal, the Scheme EGM Proposal and the GI Bermuda Transaction Proposal are proposals for non-routine matters. As a result, there may be broker “non-votes” with respect to each of these meeting proposals.

You may submit your voting instruction forms either by mail or courier. Please let us know whether you plan to attend each of the shareholder meetings in person via live webcast by marking the appropriate box on your voting instruction forms. In order for your voting instructions forms to be validly submitted and for your GI Cayman ordinary shares to be voted at the shareholder meetings in accordance with your voting instruction forms, Computershare LLC must receive your voting instruction forms by mail or courier as promptly as possible at 2950 Express Drive South, Suite 210, Islandia, NY 11749, not later than [●] [a.m./p.m.] (Eastern Time) on [●], 2020, (that is, it must be received at least forty eight hours prior to the commencement of the relevant shareholder meeting). Please note that holders of GI Cayman ordinary shares through brokers or nominees may be required to submit their voting instruction forms to their applicable broker or nominee at or prior to this deadline and such holders should therefore follow the separate instructions that will be provided by their applicable broker or nominee.

If you hold GI Cayman ordinary shares through a broker or nominee, we recommend that you contact your broker or nominee directly for more information on the procedures by which your GI Cayman ordinary shares can be voted. Your broker or nominee will not be able to vote your GI Cayman ordinary shares unless it receives appropriate instructions from you.

In addition, you may not vote your GI Cayman ordinary shares in person via live webcast at the shareholder meetings unless you obtain an “instrument of proxy” or “legal proxy” from your broker or nominee that holds your GI Cayman ordinary shares. You will need to follow the instructions of your broker or nominee in order to obtain such an “instrument of proxy” or “legal proxy.”

Please see “The Shareholder Meetings—How You Can Vote.” Please also see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for further information on how shares held in the “street name” of a broker will be considered for purposes of the “majority in number” approval requirement.

11. Q:	What will I receive for my GI Cayman ordinary shares?

A:

If the Scheme of Arrangement becomes effective, you will receive one GI Delaware class A common share for each GI Cayman A ordinary share and one GI Delaware class B common share for each GI Cayman B ordinary share held by you as of the Scheme Record Time which is expected to be [●] [a.m./p.m.] (Eastern Time) on [●], 2020, being the date immediately prior to the completion of the Transaction.

Please also see Annex D “Expected Timetable of Principal Events” for further information

12. Q:	What quorum and shareholder votes of GI Cayman shareholders are required to approve the meeting proposals at the shareholder meetings?

A:

A quorum is required for the transaction of business at each of the shareholder meetings. At the scheme meeting, at least two shareholders must be present, in person via live webcast or represented by proxy to satisfy quorum requirements. At the extraordinary general meeting, at least one or more shareholders holding at least a majority of the paid up voting share capital of GI Cayman present in person via live webcast or by proxy and entitled to vote at that meeting shall satisfy quorum requirements.

Scheme Meeting

To be approved, the Scheme of Arrangement Proposal must receive the affirmative vote of both (i) a majority in number of those holders of the GI Cayman ordinary shares at the Voting Record Time who are entitled to vote and who are present (either in person via live webcast or represented by proxy) and who vote at the scheme meeting, and representing (ii) at least 75% or more of the nominal value of the GI Cayman ordinary shares voted at the scheme meeting. Broker “non-votes,” if any, and abstentions, will be disregarded and will have no effect on the outcome of the vote.

At the scheme meeting, each shareholder of record will be entitled to one vote per GI Cayman A ordinary share and one vote per B ordinary share held by such shareholder.

Extraordinary General Meeting

To be approved, the Scheme EGM Proposal must receive the affirmative vote of at least two-thirds and the GI Bermuda Transaction Proposal and the Adjournment Proposal must receive more than 50% of the votes cast by the holders of GI Cayman ordinary shares at the extraordinary general meeting. Broker “non-votes,” if any, and abstentions, will be disregarded and will have no effect on the outcome of the vote.

At the extraordinary general meeting, shareholders of record as of the Voting Record Time who hold GI Cayman A ordinary shares shall be entitled to one vote per GI Cayman A ordinary share held and shareholders of record who hold GI Cayman B ordinary shares shall be entitled to ten votes per GI Cayman B ordinary share held.

Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval.”

For purposes of determining a quorum, abstentions and broker “non-votes” present in person via live webcast or by proxy are counted as represented.

At the Voting Record Time there were [●] A ordinary shares and [●] B ordinary shares issued and outstanding.

Please see “The Shareholder Meetings—Quorum.”

13. Q:	What happens at the Sanction Hearing?

A:

GI Cayman shareholders who voted at the scheme meeting or gave instructions to their broker or nominee to vote at the scheme meeting (as applicable) will have the right to attend the Sanction Hearing and to appear in person or be represented by counsel to support or oppose the sanction of the Scheme of Arrangement. If you are a shareholder who wishes to appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement, we expect that the Cayman Court will require that you give notice of your intention to do so to GI Cayman’s Cayman Islands legal advisers, Walkers, at 190 Elgin Avenue, George Town, Grand Cayman KY1-9001, Cayman Islands, at a time prior to the date of the Sanction Hearing. In addition the Cayman Court has wide discretion to hear from other interested parties. GI Cayman will not object to the participation in the Sanction Hearing by any beneficial holder of GI Cayman ordinary shares who provides sufficient evidence that they hold GI Cayman ordinary shares through a custodian, broker or other nominee holder, or any other person with a legitimate interest in the proceedings and all such persons will have a right to participate.

At the Sanction Hearing, the Cayman Court will conduct a hearing at which the fairness of the terms and conditions of the Scheme of Arrangement will be considered. Subject to the approval of the Scheme of Arrangement by the GI Cayman shareholders, the Sanction Hearing will be held at the Law Courts, George Town, Grand Cayman on [●], 2020, before the Cayman Court. We expect that the Cayman Court will make facilities available for applicable GI Cayman shareholders to attend and appear at the Sanction Hearing in person via live webcast (if they wish).

14. Q:	When do you expect the Transaction to be consummated?

A:

Assuming the GI Cayman shareholders approve the meetings proposals at the relevant shareholder meetings and the Cayman Court sanctions the Scheme of Arrangement and the other conditions to the completion of the Transaction are satisfied (or waived, as applicable), the Scheme of Arrangement and Transaction are expected to become effective on [●], 2020.

The Scheme of Arrangement will become effective in accordance with its terms once a copy of the Sanction Order has been delivered to the Cayman Islands Registrar of Companies.

If the Scheme of Arrangement becomes effective under Cayman Companies Law, it will be binding on all GI Cayman shareholders irrespective of whether or not they attended or voted in favor of the Scheme of Arrangement Proposal at the scheme meeting.

Please see “Proposal Number One: The Scheme of Arrangement Proposal—Effective Time of the Transaction” and “Proposal Number One: The Scheme of Arrangement Proposal—Amendment, Termination or Delay.”

15. Q:	What happens if the Transaction is not completed?

A:

If the Scheme of Arrangement has not become effective on or before [●], 2020 (or such later date as GI Cayman may determine and the Cayman Court may allow), the Scheme of Arrangement will lapse by its terms and not come into effect resulting in the Transaction not being consummated.

If the Transaction is not completed, including as a result of the GI Cayman shareholders not approving any of the meeting proposals in this proxy statement, the Cayman Court not sanctioning the Scheme of Arrangement or GI Cayman failing to obtain the necessary approvals from the Virginia State Corporation Commission, Bureau of Insurance (the “Virginia Bureau”), the Pennsylvania Insurance Department, Arizona Department of Insurance, Indiana Department of Insurance and/or confirmation of no-objection from the Bermuda Monetary Authority, then GI Cayman shareholders will not receive any GI Delaware common shares and will remain shareholders of GI Cayman and GI Cayman A ordinary shares will continue to be listed and traded on the Nasdaq under the symbol “GBLI.”

16. Q:	Are there risks associated with the Transaction that I should consider in deciding how to vote?

A:

Yes. There are a number of risks relating to the Transaction that are discussed in this proxy statement and in other documents incorporated herein by reference. You should read and carefully consider the risk factors set forth in the section entitled “Risk Factors” beginning on page [●] of this proxy statement when deciding how to vote.

17. Q:	Will the Transaction affect Global Indemnity’s future operations?

A:

We believe that the Transaction will improve overall operational efficiency of the Global Indemnity group and have no material impact on how we conduct our day-to-day operations. The location of our future operations will depend on the needs of our business, independent of our jurisdiction of incorporation.

18. Q:	Will the Transaction dilute my economic interest?

A:

No, your relative economic ownership in Global Indemnity will not be diluted. At the Effective Time, your ordinary shares in GI Cayman will be cancelled and exchanged for common shares in GI Delaware on a one-to-one basis.

19. Q:	Will the Transaction impact Global Indemnity’s ability to access the capital and bank markets in the future?

A:	We do not expect that the Transaction will have any adverse effect on our ability to access the capital markets or bank credit markets.

20. Q:	Will I be able to trade my GI Cayman A ordinary shares during the time between the date of this proxy statement and the Effective Time?

A:

Yes. You will be able to trade your GI Cayman A ordinary shares during the time between the date of this proxy statement and the last business day prior to the Effective Time. The Effective Time is expected to be on or around [●], 2020. GI Cayman A ordinary shares will continue to trade on Nasdaq under the symbol “GBLI” during this period.

21. Q:	How will the Transaction affect the stock exchange listing of GI Cayman A ordinary shares?

A:

There should be no disruption in the trading of GI Cayman A ordinary shares. We will submit a notification form with Nasdaq and expect that, following the consummation of the Transaction, the GI Delaware class A common shares will be listed on Nasdaq under the symbol “GBLI,” the same symbol under which the GI Cayman A ordinary shares are currently listed.

22. Q:	How will the Transaction affect Global Indemnity’s financial reporting and the information Global Indemnity provides to its shareholders?

A:

Upon completion of the Transaction, we will remain subject to the U.S. Securities and Exchange Commission (the “SEC”) reporting requirements, the mandates of the Sarbanes-Oxley Act and the applicable corporate governance rules of Nasdaq, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). We will continue to file reports on Forms 10-K, 10-Q and 8-K with the SEC, as we currently do. We will in the ordinary course make available customary financial information and other reports filed with the SEC, consistent with our established current practices.

23. Q:	Who is GI Delaware?

A:

Global Indemnity Group, LLC, which we refer to as “GI Delaware,” is a newly formed Delaware limited liability company that will be treated as a partnership for U.S. federal income tax purposes. Prior to the Company engaging in the Transaction, “Global Indemnity Group, LLC” was the name of an entity in the Global Indemnity group of companies, however, the name of this entity was changed to “GBLI Holdings, LLC” in order to allow GI Delaware to use “Global Indemnity Group, LLC” as its name. If the Scheme of Arrangement is consummated, GI Delaware will become the ultimate parent company of the Global Indemnity group of companies. Prior to the Transaction, GI Delaware will not engage in any business or other activities other than in connection with the Transaction and its organizational activities. Upon the Effective Time, all GI Cayman shareholders will be issued an identical number of common shares in GI Delaware as the number of shares in GI Cayman they held immediately prior to the Effective Time.

24. Q:	What are the material tax consequences of the Transaction?

A:

For U.S. federal income tax purposes, each holder of GI Cayman ordinary shares generally will recognize gain or loss in the Transaction equal to the difference between (i) the fair market value of the GI Delaware common shares received in the Scheme of Arrangement, and (ii) such holder’s adjusted tax basis in the GI Cayman ordinary shares exchanged in the Scheme of Arrangement. Following the transaction, holders of GI Delaware common shares will be treated for U.S. federal income tax purposes as partners in a publicly traded partnership and will be required to take into account their allocable share of GI Delaware’s items of income, gain, loss, deduction and other items of the partnership for our taxable year ending within or with each of their respective taxable years, regardless of whether the holder has received any distributions. The characterization of an item of our income, gain, loss, deduction or credit generally will be determined at our (rather than at the holder’s) level. For more information on the U.S. federal income tax considerations relating to the Transaction, please see “Material Tax Considerations Relating to the Transaction—U.S. Federal Income Tax Considerations.”

The Transaction will not be a taxable transaction for GI Cayman for Cayman Islands tax purposes. The Cayman Islands has no system of direct taxation. Please see “Material Tax Considerations Relating to the Transaction—Cayman Tax Considerations.”

Please refer to “Material Tax Considerations Relating to the Transaction” for a description of certain material U.S. federal and Cayman Islands tax consequences of the Transaction to GI Cayman shareholders. Determining the actual tax consequences to you may be complex and will depend on your specific situation. Accordingly, the tax consequences summarized above may not apply to all holders of GI Cayman ordinary shares and you should consult your own tax advisors regarding the particular U.S. federal, state and local, Cayman, and other tax consequences of the Transaction and ownership and disposition of the GI Delaware common shares in light of your particular situation.

25. Q:	Why is the transaction taxable to shareholders and why is GI Delaware treated as a partnership?

A:

The Company evaluated numerous alternative transaction structures for the reorganization of the Global Indemnity group of companies. A structure constituting a taxable exchange by shareholders with GI Delaware treated as a partnership permits us to migrate to the United States while avoiding substantial adverse tax consequences to the Global Indemnity group of companies. Based on shareholder information available to the Company and on recent trading prices, the Company believes that any tax cost to investors as a result of the Transaction being taxable in the United States is modest and thus outweighed by the tax savings to the Company.

26. Q:	What are the material tax consequences of holding GI Delaware common shares?

A:

For U.S. federal income tax purposes, as a holder of GI Delaware common shares, you will be treated as a partner in a publicly traded partnership following the Transaction and will be required to take into account your allocable share of GI Delaware’s items of income, gain, loss, deduction and other items of the partnership for our taxable year ending within or with your taxable year, regardless of whether any cash or other distributions are paid to you. The characterization of an item of GI Delaware’s income, gain, loss, deduction or credit generally will be determined at our (rather than at the holder’s) level. We intend to furnish to each GI Delaware shareholder, as soon as reasonably practical after the close of each calendar year, specific tax information, including a Schedule K-1, which describes his share of our income, gain, loss and deduction for our preceding taxable year.

Please refer to “Material Tax Considerations Relating to the Transaction” for a description of certain material U.S. federal and Cayman Islands tax consequences of the Transaction to GI Cayman shareholders. Determining the actual tax consequences to you may be complex and will depend on your specific situation. Accordingly, the tax consequences summarized above may not apply to all holders of GI Cayman ordinary shares and you should consult your own tax advisors regarding the particular U.S. federal, state and local, Cayman, and other tax consequences of the Transaction and ownership and disposition of the GI Delaware common shares in light of your particular situation.

27. Q:	How will GI Delaware common shares differ from GI Cayman ordinary shares?

A:

The principal attributes of the GI Delaware common shares will be substantially similar to the attributes of the GI Cayman ordinary shares. However, there are certain differences between the rights you will have as a holder of GI Delaware common shares under Delaware law and your current rights as a holder of GI Cayman ordinary shares under Cayman Islands law. In addition, there will be differences between the organizational documents of GI Delaware and GI Cayman.

We discuss these and other differences in detail under “Description of Global Indemnity Group, LLC Share Capital” and “Comparison of Rights of Shareholders and Powers of the Board of Directors.”

GI Delaware’s limited liability company agreement will be substantially in the form attached to this proxy statement as Annex F.

In addition, GI Delaware will be a limited liability company taxed as a partnership for U.S. federal income tax purposes, and holders of GI Delaware common shares will be treated as partners in that partnership. Please refer to “Material Tax Considerations Relating to the Transaction” for a description of certain material U.S. federal and Cayman Islands tax consequences of the Transaction to GI Cayman shareholders.

28. Q:	Am I entitled to appraisal or dissenters’ rights in the Transaction?

A:

No. Holders of GI Cayman ordinary shares who voted at the scheme meeting or gave instructions to their broker or nominee to vote at the scheme meeting (as applicable) may attend and raise objections at the Sanction Hearing, where the Cayman Court will consider, amongst other things, whether to sanction the Scheme of Arrangement. Holders of GI Cayman ordinary shares may file an objection with the Cayman Court against the sanctioning of the Scheme of Arrangement, but no appraisal or dissenting rights are available to such holders relating to the value of their GI Cayman ordinary shares or payment for them in connection with the Scheme of Arrangement or the Transaction.

29. Q:	Who will be the directors of GI Delaware following consummation of the Transaction?

A:	Prior to the Effective Time, all of the members of the Board of GI Cayman will become members of the board of directors of GI Delaware.

30. Q:	If the Scheme of Arrangement is approved and consummated, do I have to take any action to participate in the Scheme of Arrangement?

A:

Not if your GI Cayman ordinary shares are held in book-entry form or by your broker. GI Cayman ordinary shares so held will automatically be cancelled at the Effective Time and, as part of the Scheme of Arrangement, new GI Delaware common shares will be issued to you or your broker without any action on your part. Please see “Proposal Number One: The Scheme of Arrangement Proposal.”

31. Q:	May I revoke my proxy?

A:	Any proxy is revocable.

•

If you hold your GI Cayman ordinary shares in “street name” beneficially through a broker or nominee, you must follow the procedures required by your broker or nominee to revoke your proxy or change your vote. You should contact your broker or nominee if you have any questions with respect to these procedures.

•	For registered holders of GI Cayman ordinary shares:

After you have submitted a proxy, you may revoke it by mail or courier before the shareholder meetings by sending a written statement to Computershare LLC at 2950 Express Drive South, Suite 210, Islandia, NY 11749. Your written statement must be received at least one day prior to the start of the applicable shareholder meeting.

•

If you wish to revoke your submitted proxy and submit new voting instructions by mail or courier, then you must properly mark, sign, date and mail or courier a proxy card with your new voting instructions for the shareholder meetings, which we must receive at the location specified above at least one day prior to the start of the applicable shareholder meeting.

•

You also may revoke your proxy in person via live webcast by completing a written ballot (but only if you are the registered owner of the GI Cayman ordinary shares as of the Voting Record Time or if you obtain an “instrument of proxy” or “legal proxy” from the registered owner of the GI Cayman ordinary shares as of the Voting Record Time) and vote your GI Cayman ordinary shares at the shareholder meetings.

•	Attending the shareholder meetings without taking one of the actions above will not in and of itself revoke your proxy.

Please see “The Shareholder Meetings—Revoking Your Proxy.”

32. Q:	How do I attend the shareholder meetings?

A:

All holders of GI Cayman ordinary shares as of the Voting Record Time are invited to attend the scheme meeting in person via live webcast, which will commence at [●] [a.m./p.m.], Cayman Islands Time, on [●], 2020. All holders of GI Cayman ordinary shares are also invited to attend the extraordinary general meeting in person via live webcast, which will commence at [●] [a.m./p.m.], Cayman Islands Time, on [●], 2020 (or as soon thereafter as the scheme meeting concludes or is adjourned).

The shareholder meetings are being broadcast via live webcast due to the public health threat and travel restrictions caused by the COVID-19 pandemic. Shareholders will not be able to attend the shareholder meetings in person.

In order to participate in the shareholder meetings, registered shareholders must register for the shareholder meetings at https://register.proxypush.com/GBLI, by [●] [a.m./p.m.], Cayman Islands Time, on [●], 2020, by using one of the control numbers found on your proxy cards sent in respect of the shareholder meetings. Registered shareholders who have validly registered for the shareholder meetings will be provided a link to the shareholder meetings one hour prior to the start of the shareholder meetings. If you hold your GI Cayman shares in ‘street name’ through a broker or nominee, in order to participate in the shareholder meetings, you must register for the shareholder meetings at https://register.proxypush.com/GBLI, by [●] [a.m./p.m.] Cayman Islands Time, on [●], 2020 using one of the control numbers found on your voting instruction forms sent in respect of the shareholder meetings. Such holders will be provided a link to the shareholder meetings one hour prior to the start of the shareholder meetings.

Due to the virtual format, only the formal business of the shareholder meetings will be conducted. Shareholders are encouraged to submit their votes in advance of the shareholder meetings, following the procedure outlined further below. You will be required to present proof of your beneficial ownership of your GI Cayman ordinary shares as of the Voting Record Time, such as a bank or brokerage account statement or letter from your bank, broker or other nominee to register for the shareholder meetings.

Note that, if you are not a registered holder of your GI Cayman ordinary shares, even if you attend the shareholder meetings, you cannot vote the GI Cayman ordinary shares that are held by your broker or nominee unless you obtain an “instrument of proxy” or “legal proxy” from the broker or nominee that holds your GI Cayman ordinary shares. You will need to follow the procedures required by your broker or nominee in order to obtain such an “instrument of proxy” or “legal proxy”. You should contact your broker or nominee if you have any questions with respect to these procedures.

Please see “The Shareholder Meetings—How You Can Vote.”

33. Q:	Whom should I call if I have questions about the shareholder meetings or the meeting proposals in this proxy statement?

A:	If you have read this document and still have questions, please contact our proxy solicitor:

Georgeson LLC

1290 Avenue of the Americas, 9th Floor

New York, NY 10104

Toll-free within the United States: (866) 767-8989

Outside the United States: (781) 575-2137

Please note that Georgeson LLC (as our proxy solicitor) will only be able to provide practical information and will not provide advice on the merits of any of the meeting proposals or give any financial, legal or tax advice. For financial, legal or tax advice, you will need to consult your own independent advisers.

SUMMARY

This summary highlights selected information from this proxy statement. It does not contain all of the information that is important to you. To understand the Transaction, meeting proposals and voting procedures more fully, and for a more complete legal description of the Transaction, you should read carefully the entire proxy statement, including the annexes. The Scheme of Arrangement, substantially in the form attached as Annex C to this proxy statement, is the legal document that governs the Transaction. The limited liability company agreement of GI Delaware, substantially in the form attached to this proxy statement as Annex F, will govern GI Delaware after the completion of the Scheme of Arrangement.

Proposal Number One: The Scheme of Arrangement Proposal

Parties to the Transaction

Global Indemnity Limited. Global Indemnity Limited (which we refer to as “GI Cayman”), one of the leading specialty property and casualty insurers and reinsurers in the industry, provides its insurance products across a distribution network that includes binding authority, program, brokerage and reinsurance. The registered office of GI Cayman is located at Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands, and Global Indemnity Limited’s telephone number is +1 345 814 7600.

New CayCo. New CayCo (which we refer to as “New CayCo”), was formed in June 2020 as a Cayman Islands incorporated exempted limited company. Prior to the Transaction, New CayCo will not engage in any business or other activities other than in connection with the Transaction and its organizational activities. The registered office of New CayCo is located at Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands, and New CayCo’s telephone number is +1 345 814 7600.

Global Indemnity Group, LLC. Global Indemnity Group, LLC (which we refer to as “GI Delaware”), was formed in June 2020 as a Delaware limited liability company that will be treated as a partnership for U.S. federal income tax purposes. Prior to the Company engaging in the Transaction, “Global Indemnity Group, LLC” was the name of an entity in the Global Indemnity group of companies, however, the name of this entity was changed to “GBLI Holdings, LLC” in order to allow GI Delaware to use “Global Indemnity Group, LLC” as its name. If the Scheme of Arrangement is consummated, GI Delaware will become the ultimate parent company of the Global Indemnity group of companies. Prior to the Transaction, GI Delaware will not engage in any business or other activities other than in connection with the Transaction and its organizational activities. Upon the Effective Time, all GI Cayman shareholders will be issued an identical number of common shares in GI Delaware as the number of shares in GI Cayman they held immediately prior to the Effective Time. The registered office of GI Delaware will be located at 251 Little Falls Drive, Wilmington, Delaware 19808, the principal executive office of GI Delaware will be located at Three Bala Plaza East, Suite 300, Bala Cynwyd, PA 19004 and GI Delaware’s telephone number will be +1 (610) 664-1500.

The Scheme of Arrangement

It is intended that the new corporate structure will be implemented by means of the Scheme of Arrangement, being a scheme of arrangement pursuant to Sections 86 and 87 of the Cayman Companies Law. If the Scheme of Arrangement is approved and becomes effective, GI Delaware will become the new ultimate parent company of the Global Indemnity group of companies.

If the Scheme of Arrangement becomes effective, then at the Effective Time (expected to be [●] [a.m./p.m.], Cayman Islands Time, on [●], 2020): (i) the Amalgamation will occur; (ii) in consideration for the

Amalgamation, GI Delaware will issue common shares of GI Delaware to the shareholders of GI Cayman as of the Scheme Record Time on the following basis: for each A ordinary share of GI Cayman cancelled, one class A common share of GI Delaware will be issued; and for each B ordinary share of GI Cayman cancelled, one class B common share of GI Delaware will be issued; and (iii) pursuant to the Scheme of Arrangement and as part of the Amalgamation, GI Cayman will be dissolved.

Several steps are required in order for us to effect the Scheme of Arrangement, including holding the scheme meeting. The scheme meeting has been convened at [●] [a.m./p.m.] (Cayman Islands Time) on [●], 2020 pursuant to an Order of the Cayman Court granted on [●], 2020. If each of the Scheme of Arrangement Proposal, the Scheme EGM Proposal and the GI Bermuda Transaction Proposal are approved by the GI Cayman shareholders and the other conditions to the Scheme of Arrangement have been satisfied or waived, we will seek the Cayman Court’s sanction of the Scheme of Arrangement.

If we obtain the requisite approvals from our shareholders and the Cayman Court’s sanction of the Scheme of Arrangement, and if all of the other conditions to the Scheme of Arrangement, as described herein, are satisfied or, if permitted by applicable law, waived, we intend to file the Sanction Order. Upon delivery of the Sanction Order to the Cayman Islands Registrar of Companies, the Scheme of Arrangement will become effective in accordance with its terms (the “Effective Time”). We presently expect the Effective Time to occur before the opening of trading of the GI Delaware class A common shares on the Nasdaq on the trading day immediately following the date of delivery of the Sanction Order to the Cayman Islands Registrar of Companies. The exact date and timing of the Effective Time will depend on factors such as any postponement or adjournment of the hearing before the Cayman Court regarding sanction of the Scheme of Arrangement (the “Sanction Hearing”).

At the Effective Time, the following steps will occur effectively simultaneously in the following order:

1.	the Amalgamation will occur;

2.

in consideration for the Amalgamation, GI Delaware will issue an equal number of GI Delaware common shares to GI Cayman shareholders at the Scheme Record Time on the following basis: for each GI Cayman A ordinary share cancelled, one GI Delaware class A common share shall be issued; and/or for each GI Cayman B ordinary share cancelled, one GI Delaware class B common share shall be issued; and

3.	pursuant to the Scheme of Arrangement and as part of the Amalgamation, GI Cayman will be dissolved.

As a result of the Scheme of Arrangement, the GI Cayman shareholders will become holders of all, or substantially all, of the GI Delaware common shares and GI Delaware will be the ultimate parent company of the Global Indemnity group of companies. The members of the Board in office two business days prior to the effective time of the Scheme of Arrangement will be appointed as the members of the board of directors of GI Delaware effective as of one business day prior to the Effective Time.

After the Effective Time, you will continue to own an interest in the ultimate parent company of the Global Indemnity group of companies, which will indirectly conduct the same business operations as currently conducted indirectly by GI Cayman, through the same group of subsidiaries of GI Cayman prior to the Effective Time. The number of GI Delaware common shares you will own will be the same as the number of GI Cayman ordinary shares you own immediately prior to the Effective Time, and your relative ownership interest in the Global Indemnity group of companies will remain substantially unchanged as a result of the Scheme of Arrangement.

The completion of the Scheme of Arrangement will change the governing law that applies to our internal affairs from Cayman Islands law to Delaware law. There are certain differences between the rights you will have as a holder of GI Delaware common shares under Delaware law and your current rights as a holder of GI Cayman ordinary shares under Cayman Islands law. In addition, there will be differences between the organizational documents of GI Delaware and GI Cayman. Please see “Comparison of Rights of Shareholders and Powers of the Board of Directors” for a summary of material differences and rights.

Court Sanction of the Scheme of Arrangement

We cannot complete the Scheme of Arrangement without the sanction of the Cayman Court. Subject to the GI Cayman shareholders approving each of the Scheme of Arrangement Proposal, the Scheme EGM Proposal and the GI Bermuda Transaction Proposal by the relevant voting thresholds required by the Cayman Companies Law and the other conditions to the Scheme of Arrangement having been satisfied or waived, we will seek the Cayman Court’s sanction of the Scheme of Arrangement at the Sanction Hearing. We expect the Sanction Hearing to be held at the Law Courts, George Town, Grand Cayman at [●] [a.m./p.m.], Cayman Islands Time, on [●], 2020, further details of which will be advertised by GI Cayman on its website and in The Wall Street Journal (International Edition) and certain Cayman Islands newspapers in accordance with directions that we intend to request from the Cayman Court.

Assuming that the shareholder meetings are conducted and that the GI Cayman shareholders approve the Scheme of Arrangement Proposal by the voting thresholds required by the Cayman Companies Law, we are not aware of any reason why the Cayman Court would not sanction the Scheme of Arrangement. Nevertheless, the Cayman Court’s sanction is a matter for its discretion and there can be no assurance if or when such sanction will be obtained.

GI Cayman shareholders who voted at the scheme meeting or gave instructions to their broker or nominee to vote at the scheme meeting (as applicable) will have the right to attend the Sanction Hearing and to appear in person or be represented by counsel to support or oppose the sanction of the Scheme of Arrangement. We expect that the Cayman Court will make facilities available for applicable GI Cayman shareholders to attend and appear at the Sanction Hearing in person via live webcast (if they wish). If you are a GI Cayman shareholder who wishes to appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement, we expect that the Cayman Court will require that you give notice of your intention to do so to GI Cayman’s Cayman Islands legal advisers, Walkers, at 190 Elgin Avenue, George Town, Grand Cayman KY1-9001, Cayman Islands, at a time prior to the date of the Sanction Hearing. GI Cayman will not object to the participation in the Sanction Hearing by any person who holds shares through a broker or any other person with a legitimate interest in the proceedings and all such persons will have a right to participate.

The Scheme of Arrangement contains a provision for GI Cayman to agree, on behalf of all persons concerned, to any condition, modification or amendment of the Scheme of Arrangement that the Cayman Court may think fit to approve or impose. The Cayman Court would be unlikely to approve or impose any modification of, or addition or condition to, the Scheme of Arrangement which might be material to the interests of the GI Cayman shareholders, unless the GI Cayman shareholders were informed of any such modification, addition or condition. It will be a matter for the Cayman Court to decide, in its discretion, whether or not the consent of the GI Cayman shareholders should be sought at a further meeting. In determining whether to exercise its discretion and sanction the Scheme of Arrangement, the Cayman Court will determine, among other things, whether the Scheme of Arrangement is fair to the GI Cayman shareholders.

If obtained, the sanction of the Cayman Court will constitute the basis for an exemption, under Section 3(a)(10) of the Securities Act, from the registration requirements of the Securities Act with respect to the Transaction.

Reasons for the Transaction

In early 2020, the Board and the Company’s management team undertook a review of our existing structure and operations, including the jurisdictions of incorporation of our ultimate parent company and subsidiaries. While a complex multi-national business structure has served us and our shareholders well for many years, changes in the U.S. tax laws and other compelling business reasons support reorganizing the Global Indemnity group of companies at this time. After considering various factors, the Board unanimously determined to undertake the Transaction for, among others, the following reasons:

•

The passage by the United States of the Tax Cuts and Jobs Act in 2017, as well as certain other changes in non-U.S. tax laws, have eliminated certain tax benefits attributable to having a foreign holding company structure. The Transaction recognizes that the additional complexity and compliance costs of our foreign structure outweigh the limited tax benefits to the Global Indemnity group of companies following this change in the law.

•

The Transaction will streamline the organizational structure of the Global Indemnity group of companies. Four subsidiaries previously part of GI Cayman’s organizational structure will be eliminated, and substantially all foreign subsidiaries will be eliminated, resulting in inter-company efficiencies.

•

The Transaction will reduce the number of nations governing the Global Indemnity group of companies from 4 to 1 and will reduce the number of nations in which the Global Indemnity group of companies are subject to material taxation from 3 to 1, making the United States the only governing and taxing nation. We anticipate that this will achieve long-term administrative cost savings by reducing the management resources required to reconcile and manage the differences in governing laws and taxation in non-U.S. jurisdictions.

•

The Transaction will move the ultimate parent company of the Global Indemnity group of companies to Delaware, which is a highly reputable jurisdiction for organizing business entities in the United States. Delaware has sophisticated entity laws that are continuously modernized and its extensive history of resolving business disputes has created a predictable legal framework for management and shareholders. In addition, the reputation of Delaware entity law among regulatory authorities, investors and creditors is highly favorable.

•

The Transaction will result in the business of GI Bermuda being assumed by the Global Indemnity group of companies’ existing U.S. insurance company subsidiaries and thereby will consolidate the primary regulation of the Global Indemnity group of companies to the United States.

•

Following the Transaction, the Global Indemnity group of companies’ income generating activities will be 100% U.S. based, and the expected expense savings and operating efficiencies are expected to largely offset the anticipated increase in prospective tax liabilities resulting from the Transaction.

•	The Transaction will not result in any material transaction-related taxes to the Global Indemnity group of companies.

•

The Transaction may result in a clearer business proposition to U.S. investment and business partners. Currently, the public shares of GI Cayman trade at approximately 50% of book value per share, which we believe is due in part to our complicated multi-national structure, which serves as a practical barrier to raising new equity capital or utilizing our shares as acquisition currency. The United States of America is a leading international financial center, attracts a high volume of non-resident financial activity from Europe, China and other countries with substantial capital to invest and is a significant hub for institutional investment. As a result, having the Global Indemnity group of companies’ parent company become a United States based company will offer investors the ability to invest directly in a U.S. limited liability company, and may, over time, enhance the value and liquidity of the Company’s publicly traded securities, including access to the public equity markets and the utilization of our shares as acquisition currency.

Please see “Proposal Number One: The Scheme of Arrangement Proposal—Reasons for the Transaction.”

Tax Considerations of the Transaction

U.S. Federal Income Tax Considerations. For U.S. federal income tax purposes, each holder of GI Cayman ordinary shares generally will recognize gain or loss in the Transaction equal to the difference between (i) the fair market value of the GI Delaware common shares received in the Scheme of Arrangement, and (ii) such holder’s adjusted tax basis in the GI Cayman ordinary shares exchanged in the Scheme of Arrangement. Following the transaction, holders of GI Delaware common shares will be treated for U.S. federal income tax purposes as partners in a publicly traded partnership and will be required to take into account their allocable share of GI Delaware’s items of income, gain, loss, deduction and other items of the partnership for our taxable year ending within or with each of their respective taxable years, regardless of whether the holder has received any distributions. The characterization of an item of our income, gain, loss, deduction or credit generally will be determined at our (rather than at the holder’s) level. For more information on the U.S. federal income tax considerations relating to the Transaction, please see “Material Tax Considerations Relating to the Transaction—U.S. Federal Income Tax Considerations.”

Cayman Tax Considerations. The Cayman Islands has no system of direct taxation. Please see “Material Tax Considerations Relating to the Transaction—Cayman Tax Considerations.”

Bermuda Tax Considerations. At the present time, there is no Bermuda income or profits tax, withholding tax, capital gains tax, capital transfer tax, estate duty or inheritance tax payable by GI Bermuda or by its shareholders in respect of GI Bermuda’s shares. Please see “Material Tax Considerations Relating to the Transaction—Bermuda Tax Considerations.”

Please refer to “Material Tax Considerations Relating to the Transaction” for a description of certain material U.S. federal and Cayman Islands tax consequences of the Transaction to GI Cayman shareholders. Determining the actual tax consequences to you may be complex and will depend on your specific situation. Accordingly, the tax consequences summarized above may not apply to all holders of GI Cayman ordinary shares and you should consult your own tax advisors regarding the particular U.S. federal, state and local, Cayman, and other tax consequences of the Transaction and ownership and disposition of the GI Delaware common shares in light of your particular situation.

Rights of Shareholders

The principal attributes of the GI Delaware common shares will be substantially similar to the attributes of the GI Cayman ordinary shares. However, there are certain differences between the rights you will have as a holder of GI Delaware common shares under Delaware law and your current rights as a holder of GI Cayman ordinary shares under Cayman Islands law. In addition, there will be differences between the organizational documents of GI Delaware and GI Cayman. We discuss material differences and rights in detail under “Description of Global Indemnity Group, LLC Share Capital” and “Comparison of Rights of Shareholders and Powers of the Board of Directors.”

Stock Exchange Listing and Financial Reporting

The Scheme of Arrangement is not expected to affect our stock exchange listing on Nasdaq. The GI Cayman A ordinary shares are expected to continue to trade on Nasdaq until the Effective Time. Immediately following the Effective Time, the GI Delaware common shares will be listed on Nasdaq under the symbol “GBLI,” the same symbol under which the GI Cayman A ordinary shares are currently listed.

Upon completion of the Transaction, we will remain subject to SEC reporting requirements, the mandates of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) and the applicable corporate governance rules of Nasdaq, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. GAAP. We will in the ordinary course make available customary financial information and other reports filed with the SEC, consistent with our established current practices.

Outstanding Debt and Effect on Access to Capital and Credit Markets

We do not believe that the Transaction will have any material effect on any subordinated notes that remain outstanding following completion of the Transaction. Following the Transaction, all assets and liabilities of GI Cayman, including our subordinated debt, will be transferred to GI Delaware. GI Delaware will need to execute one or more supplemental indentures in connection with the assumption of our subordinated notes. Our subordinated notes will remain outstanding and GI Delaware or one or more of its subsidiaries will continue to be the issuers and co-obligors of such debt.

In connection with the Transaction, the Company intends to (i) retire approximately $170 million of the Global Indemnity group of companies’ third party debt (including the anticipated redemption prior to December 31, 2020, of the Company’s $100 million of subordinated notes due 2045) and (ii) eliminate approximately $1 billion of inter-company indebtedness.

We do not expect that the Transaction will have any adverse effect on our ability to access the capital markets or bank credit markets.

No Appraisal Rights

Under Cayman Islands law, none of the holders of GI Cayman ordinary shares have any right to an appraisal of the value of their shares or payment for them in connection with the Transaction.

Accounting Treatment of the Transaction

Under U.S. GAAP, the Transaction represents transactions between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of GI Delaware will be reflected at their carrying amounts in the accounts of GI Cayman at the Effective Time.

Vote Required

In order to approve the Scheme of Arrangement Proposal, we must obtain the affirmative vote of both (i) a majority in number of those holders of the GI Cayman ordinary shares at the Voting Record Time who are entitled to vote and who are present (either in person via live webcast or represented by proxy) and who vote at the scheme meeting, and representing (ii) at least 75% or more of the nominal value of the GI Cayman ordinary shares voted at the scheme meeting. Approval of the Scheme of Arrangement Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.

Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the votes required.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the Scheme of Arrangement Proposal.

Proposal Number Two: The Scheme EGM Proposal

In connection with the Scheme of Arrangement, and in addition to the passing of Proposal Number One: The Scheme of Arrangement Proposal at the scheme meeting, at the extraordinary general meeting the holders of GI Cayman ordinary shares will also be required to pass a special resolution to approve the Scheme of Arrangement and to authorize the directors and officers of GI Cayman to take such actions as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect, so that the Scheme of Arrangement shall be approved by and on behalf of GI Cayman and can be consummated. The information set out above in respect of Proposal Number One: The Scheme of Arrangement Proposal applies equally to Proposal Number Two: The Scheme EGM Proposal.

In order to approve the Scheme EGM Proposal, we must obtain the affirmative vote of not less than two-thirds of the votes cast in respect of all GI Cayman ordinary shares voted, in person via live webcast or by proxy, at the extraordinary general meeting. Approval of the Scheme EGM Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.

Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the vote required.

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Scheme EGM Proposal.

Proposal Number Three: The GI Bermuda Transaction Proposal

Holders of GI Cayman ordinary shares are being asked to authorize GI Cayman, as the sole shareholder of GI Bermuda, to approve a resolution of GI Bermuda to effect a business combination transaction (which may include an inter-company merger, transfer of assets and liabilities, amalgamation or otherwise), approved by the board of directors and relevant regulatory authorities, with Penn-Patriot or another of the Global Indemnity group of companies’ existing U.S. insurance company subsidiaries, resulting in the assumption of GI Bermuda’s business by the Global Indemnity group of companies’ existing U.S. insurance company subsidiaries. Such transaction may include, without limitation, the merger of GI Bermuda with and into Penn-Patriot, with Penn-Patriot surviving, and the approval of the merger agreement that would be entered into in connection therewith.

Conditions to Completion of The GI Bermuda Transaction

In addition to the approval of GI Cayman, as the sole shareholder of GI Bermuda, the completion of the GI Bermuda Transaction will also require the satisfaction of certain actions and filings that are required as a matter of Bermuda law and the laws of the applicable U.S. state. In the case of the GI Bermuda Transaction being a merger of GI Bermuda with and into Penn-Patriot, with Penn-Patriot surviving, these include GI Bermuda and Penn-Patriot advertising their intention to merge, GI Bermuda filing a notice of merger in Bermuda on or before the effective date of the merger and filing evidence of the merger in Bermuda following the effective date.

Please see “Proposal Number Three: The GI Bermuda Transaction Proposal—Conditions to Completion of The GI Bermuda Transaction.”

Regulatory Matters

GI Bermuda is an insurance company registered under the Insurance Act 1978 of Bermuda, as amended, which requires GI Bermuda to serve notice on the Bermuda Monetary Authority that it proposes to engage in the GI Bermuda Transaction. Although GI Bermuda does not expect the Bermuda Monetary Authority to object to the GI Bermuda Transaction, there is no assurance that such no objection will be obtained. If the GI Bermuda Transaction is structured as a merger of GI Bermuda with and into Penn-Patriot, with Penn-Patriot surviving, the GI Bermuda Transaction will require the approval or no objection of the Virginia Bureau. Although Penn-Patriot would not expect the Virginia Bureau to object or not approve the GI Bermuda Transaction in the case of a merger of GI Bermuda with and into Penn-Patriot, with Penn-Patriot surviving, there can be no assurance that such no objection or approval will be obtained.

Vote Required

The GI Bermuda Transaction Proposal requires the affirmative vote of more than 50% of the votes cast in respect of all GI Cayman ordinary shares voted, in person via live webcast or by proxy, at the extraordinary general meeting. Approval of the GI Bermuda Transaction Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.

Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the votes required.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” approval of the GI Bermuda Transaction Proposal.

Proposal Number Four: Adjournment Proposal

Holders of GI Cayman ordinary shares may be asked to authorize the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting if there are insufficient votes to approve the necessary meeting proposals at the time of the extraordinary general meeting, as necessary or appropriate.

The Adjournment Proposal requires the affirmative vote of more than 50% of the votes cast in respect of all GI Cayman ordinary shares voted at the extraordinary general meeting, in person via live webcast or by proxy.

Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the votes required.

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Adjournment Proposal, as necessary or appropriate.

Selected Historical Financial and Other Data

Please see “Selected Historical Financial and Other Data” for information on selected historical and other data for GI Cayman. We have included no data for GI Delaware because this entity was not in existence during any of the applicable periods covered.

Unaudited Summary Pro Forma Financial Information

Pro forma consolidated financial statements for GI Delaware are not presented in this proxy statement because no significant pro forma adjustments are required to be made to show the impact of the Transaction to the historical income statement of GI Cayman for the year ended December 31, 2019 or the historical balance sheet as of December 31, 2019.

Please see “Unaudited Summary Pro Forma Financial Information” for more information.

Market Price Information

On June 22, 2020, the last trading day before the public announcement of the Transaction, the closing price of the GI Cayman A ordinary shares as reported by Nasdaq was $23.23 per share. On [●], 2020, the most recent practicable date before the date of this proxy statement, the closing price of the GI Cayman A ordinary shares as reported by Nasdaq was $[●] per share.

Shareholder Meetings

Time, Place, Date and Purpose of the Shareholder Meetings

GI Cayman has set [●] [a.m./p.m.] (Eastern Time) on [●], 2020 as the Voting Record Time for the scheme meeting and for the extraordinary general meeting. This means that only those persons who were GI Cayman shareholders at [●] [a.m./p.m.] (Eastern Time) on [●], 2020 will be entitled to attend and vote at the shareholder meetings and any adjournments thereof.

The shareholder meetings are scheduled to be held on [●], 2020 at the offices of Walkers, located at 190 Elgin Avenue, George Town, Grand Cayman, KY1-9001, Cayman Islands and broadcast via live webcast.

The scheme meeting is scheduled to commence at [●] [a.m./p.m.], Cayman Islands Time, on that date. At the scheme meeting, GI Cayman’s Board intends to ask the holders of GI Cayman ordinary shares, voting as a class, to vote on:

•	Proposal Number One—the Scheme of Arrangement Proposal.

At the scheme meeting, each shareholder as of the Voting Record Time will be entitled to: one vote per GI Cayman A ordinary share; and one vote per GI Cayman B ordinary share held by such shareholder.

The extraordinary general meeting is scheduled to commence at [●] [a.m./p.m.], Cayman Islands Time, on that date (or as soon thereafter as the scheme meeting concludes or is adjourned). At the extraordinary general meeting, GI Cayman’s Board intends to ask the holders of GI Cayman ordinary shares to vote on:

•	Proposal Number Two—the Scheme EGM Proposal.

•	Proposal Number Three—the GI Bermuda Transaction Proposal.

At the extraordinary general meeting, shareholders at the Voting Record Time who hold GI Cayman A ordinary shares shall be entitled to one vote per GI Cayman A ordinary share held and shareholders at the Voting Record Time who hold GI Cayman B ordinary shares shall be entitled to ten votes per GI Cayman B ordinary share held.

Also, at the extraordinary general meeting, GI Cayman’s Board may ask the holders of GI Cayman ordinary shares to approve the Adjournment Proposal.

If any other matters properly come before the shareholder meetings or any adjournments of either of such shareholder meetings, the persons named on the enclosed proxy cards will have the authority to vote the GI Cayman ordinary shares represented by all properly executed proxies in their discretion. The Board currently does not know of any matters to be raised at the shareholder meetings other than the meeting proposals contained in this proxy statement.

Voting Record Time

Only holders of GI Cayman ordinary shares as of [●] [a.m./p.m.] (Eastern Time) on [●], 2020 are entitled to attend and vote at the shareholder meetings or any adjournments of either of such shareholder meetings.

Quorum

At the scheme meeting to approve the Scheme of Arrangement Proposal, at least two shareholders must be present, in person via live webcast or by proxy, to satisfy quorum requirements. At the extraordinary general meeting to approve the other meeting proposals, at least one or more shareholders holding at least a majority of the paid up voting share capital of GI Cayman present in person via live webcast or by proxy and entitled to vote shall satisfy quorum requirements. For purposes of determining a quorum, abstentions and broker “non-votes” present in person via live webcast or by proxy are counted as represented. If a quorum is not present then the meeting shall be adjourned to the same day in the next week, at the same time and place, and if at the adjourned meeting a quorum is not present within half an hour of the time appointed for the meeting, the shareholder(s) present and entitled to vote shall form a quorum.

Required Votes of Shareholders

The Scheme Meeting

At the scheme meeting, each shareholder as of the Voting Record Time will be entitled to one vote per GI Cayman A ordinary share and one vote per GI Cayman B ordinary share held by such shareholder.

Scheme of Arrangement Proposal. The Scheme of Arrangement Proposal requires approval by the affirmative vote of both (i) a majority in number of those holders of the GI Cayman ordinary shares at the Voting Record Time who are entitled to vote and who are present (either in person via live webcast or represented by proxy) and who vote at the scheme meeting, and representing (ii) at least 75% or more of the nominal value of the GI Cayman ordinary shares voted at the scheme meeting. Approval of the Scheme of Arrangement Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.

For the purpose of calculating the “majority in number” requirement for the approval of the Scheme of Arrangement Proposal: (i) each shareholder recorded on the register of members of GI Cayman (the “Register”) as of the Voting Record Time (other than a broker or nominee), voting in person via live webcast or by proxy, will be counted as a single shareholder, regardless of the number of GI Cayman ordinary shares voted by that shareholder; and (ii) each broker or nominee will be treated as casting one vote for each beneficial shareholder of GI Cayman ordinary shares as of the Voting Record Time that instructs such broker or nominee to vote in favor of the Scheme of Arrangement Proposal and one vote for each beneficial shareholder of GI Cayman ordinary shares as of the Voting Record Time that instructs such broker or nominee to vote against the Scheme of Arrangement Proposal, and the broker or nominee itself, shall not be counted as a shareholder of GI Cayman for purpose of the calculation of the majority in number test and instead will be treated as a “multi-headed” shareholder casting votes in respect of each beneficial shareholder of GI Cayman as of the Voting Record Time that instructs it to vote, or which it has authorized to vote on its behalf.

As such, where shares are held through DTC (including GI Cayman ordinary shares held in “street name” by brokers or nominees through DTC) or other nominees on behalf of beneficial owners, and the DTC nominee, Cede & Co., (or such other nominee) is listed as the registered holder of such shares on GI Cayman’s Register, the Cayman Court will “look through” the nominee to determine how the beneficial owners of shares instructed those shares to be voted.

In accordance with the Cayman Companies Law, the ‘‘majority in number’’ requirement, as described above, will therefore be met if the total number of holders of GI Cayman ordinary shares (calculated as described above) voting ‘‘FOR” the Scheme of Arrangement Proposal exceeds the total number of holders of GI Cayman ordinary shares (also calculated as described above) voting ‘‘AGAINST” the Scheme of Arrangement Proposal at the Scheme Meeting.

In accordance with the Cayman Companies Law, the ‘‘75 per cent. in value’’ requirement, as described above, will be met if the total value of the GI Cayman ordinary shares being voted in favor of the Scheme of Arrangement Proposal is at least 75% or more of the total value of the GI Cayman ordinary shares voted for or against the Scheme of Arrangement Proposal at the scheme meeting.

Voting at the scheme meeting will be by poll and not on a show of hands.

The Extraordinary General Meeting

At the extraordinary general meeting, shareholders at the Voting Record Time who hold GI Cayman A ordinary shares shall be entitled to one vote per GI Cayman A ordinary share held and shareholders at the Voting Record Time who hold GI Cayman B ordinary shares shall be entitled to ten votes per GI Cayman B ordinary share held.

Scheme EGM Proposal. The Scheme EGM Proposal requires approval by the affirmative vote of not less than two-thirds of the votes cast in respect of all GI Cayman ordinary shares voted, in person via live webcast or by proxy, at the extraordinary general meeting. Approval of the Scheme EGM Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.

GI Bermuda Transaction Proposal. The GI Bermuda Transaction Proposal requires the affirmative vote of more than 50% of the votes cast in respect of all GI Cayman ordinary shares voted, in person via live webcast or by proxy, at the extraordinary general meeting. Approval of the GI Bermuda Transaction Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.

Adjournment Proposal. The Adjournment Proposal requires the affirmative vote of GI Cayman’s ordinary shares representing more than 50% of the votes cast in respect of all GI Cayman ordinary shares voted, in person via live webcast or by proxy, at the extraordinary general meeting.

At the Voting Record Time there were [●] A ordinary shares and [●] B ordinary shares issued and outstanding.

Effect of Abstentions and Shares Not Voted

Abstentions will be counted as present for purposes of determining whether there is a quorum but will not count as votes “FOR” or “AGAINST” the meeting proposals. An abstention on any proposal has the effect of a vote not being cast with respect to the relevant shares in relation to that proposal. Although considered present for purposes of the relevant quorum requirement, such shares will not be considered when determining whether the proposal has received the required approval.

If you hold your GI Cayman ordinary shares through a broker or nominee and you do not instruct your broker or nominee on how to vote your GI Cayman ordinary shares prior to the shareholder meetings, your broker or nominee, or the depository through which your broker or nominee holds your GI Cayman ordinary shares, will not be able to vote your GI Cayman ordinary shares at the shareholder meetings or affect the outcome of the vote, which is based on shares voting. However, if your broker or nominee attends or appoints a proxy to attend a meeting, your GI Cayman ordinary shares will be counted as present for purposes of the relevant quorum requirement.

Under Nasdaq rules, brokers and nominees who hold shares on behalf of customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners, but are precluded from exercising their voting discretion with respect to proposals for “non-routine” matters. We believe that the Scheme of Arrangement Proposal, the Scheme EGM Proposal and the GI Bermuda Transaction Proposal are proposals for non-routine matters.

Proxies

General

Two proxy cards are being sent to each shareholder as of the Voting Record Time—one proxy card labeled blue for the scheme meeting and one proxy card labeled white for the extraordinary general meeting.

If you are a registered holder of GI Cayman ordinary shares as of the Voting Record Time, to ensure that your GI Cayman ordinary shares are voted in accordance with your wishes, please properly mark, date, sign and return both accompanying proxy cards (one labeled blue for the scheme meeting, and one labeled white for the extraordinary general meeting) in the enclosed, postage-paid envelope as promptly as possible. If you have timely submitted a properly executed proxy card, your GI Cayman ordinary shares will be voted as indicated.

If you are a registered shareholder and if you do not specify on the applicable enclosed proxy card that is submitted how you want to vote your GI Cayman ordinary shares, the proxy holders will vote such unspecified GI Cayman ordinary shares “FOR” each of the meeting proposals set forth in this proxy statement.

If you hold your GI Cayman ordinary shares in “street name” through a broker or nominee, two voting instruction forms are enclosed with this proxy statement—one voting instruction form labeled blue for the scheme meeting and one voting instruction form labeled white for the extraordinary general meeting. To ensure that your GI Cayman ordinary shares are voted in accordance with your wishes, please properly mark, date, sign and return both accompanying voting instruction forms (one labeled blue for the scheme meeting, and one labeled white for the extraordinary general meeting) in the enclosed, postage-paid envelope as promptly as possible. If you have timely submitted a properly executed voting instruction form, your GI Cayman ordinary shares will be voted as indicated. Please follow the voting instructions provided by your broker, which may include an option to instruct the broker or nominee by telephone on how to vote.

Please note that holders of GI Cayman ordinary shares through brokers or nominees may be required to submit voting instructions to their applicable broker or nominee at or prior to the deadline applicable to registered holders of GI Cayman ordinary shares and such holders should therefore follow the separate instructions that will be provided by their applicable broker or nominee. Your broker or nominee will not be able to vote your GI Cayman ordinary shares unless it receives appropriate and timely instructions from you.

Revocation

You may revoke your proxy before it is exercised at the shareholder meetings by one of the following means.

If you are a registered shareholder, you may revoke your proxy by:

•

sending a written notice to Computershare LLC at 2950 Express Drive South, Suite 210, Islandia, NY 11749, specifying that you are revoking your proxy with respect to the shareholder meetings. Your written notice must be received at least one day before the shareholder meeting to permit the necessary examination and tabulation of the revocation before the votes are taken;

•

if you submitted a proxy card, submitting a new properly marked, dated and signed proxy card at least twenty four hours prior to the commencement of the relevant meeting with respect to the shareholder meetings with a later date than the proxy you last submitted; or

•	voting in person via live webcast at the shareholder meetings.

If you hold your GI Cayman ordinary shares in “street name” beneficially through a broker or nominee, you must follow the procedures required by your broker or nominee to revoke your proxy or change your vote. You should contact your broker or nominee if you have any questions with respect to these procedures.

Attending the shareholder meetings without taking one of the actions above will not revoke your proxy.

SELECTED HISTORICAL FINANCIAL AND OTHER DATA

The following table presents selected historical financial and other data for GI Cayman. The selected historical consolidated financial and other data presented below as of December 31, 2019, 2018, 2017, 2016 and 2015 and for the years ended December 31, 2019, 2018, 2017, 2016 and 2015 has been derived from GI Cayman’s audited consolidated financial statements included in GI Cayman’s Annual Report on Form 10-K for the year ended December 31, 2019, which is incorporated by reference herein. The selected historical consolidated financial and other data presented below as of March 31, 2020 and for the quarter ended March 31, 2020 has been derived from GI Cayman’s unaudited consolidated financial statements included in GI Cayman’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, which is incorporated by reference herein.

The selected historical financial and other data presented below for the years ended December 31, 2019, 2018, 2017, 2016 and 2015 should be read in conjunction with the financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in GI Cayman’s Annual Report on Form 10-K for the year ended December 31, 2019 and other financial information incorporated by reference in this proxy statement. Historical financial information may not be indicative of GI Cayman’s or GI Delaware’s future performance. Please see “Where You Can Find More Information” beginning on page [●] of this proxy statement.

The selected historical financial and other data presented below for the quarter ended March 31, 2020 should be read in conjunction with the financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in GI Cayman’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and other financial information incorporated by reference in this proxy statement. Historical financial information may not be indicative of GI Cayman’s or GI Delaware’s future performance. Please see “Where You Can Find More Information” beginning on page [●] of this proxy statement.

We have included no data for GI Delaware because this entity was not in existence during any of the periods shown below.

	For the Years Ended December 31,					Quarter Ended March 31,
(Dollars in thousands, except shares and per share data)	2019	2018	2017	2016	2015	2020
Consolidated Statements of Operations Data:
Gross written premiums	$636,861	$547,897	$516,334	$565,845	$590,233	$155,724
Net written premiums	562,089	472,547	450,180	470,940	501,244	139,112
Net earned premiums	525,262	467,775	438,034	468,465	504,143	144,468
Net realized investment gains (losses)	35,342	(16,907)	1,576	21,721	(3,374)	(68,162)
Total revenues	604,472	498,938	485,515	534,514	538,778	86,600
Net income (loss)	70,015	(56,696)	(9,551)	49,868	41,469	(44,578)
Per share data:(1)
Net income (loss) available to common shareholders	$70,015	$(56,696)	$(9,551)	$49,868	$41,469	$(44,578)
Basic	$4.93	$(4.02)	$(0.55)	2.89	1.71	$(3.13)
Diluted	$4.88	$(4.02)	$(0.55)	2.84	1.69	$(3.13)
Weighted-average number of shares outstanding
Basic	14,191,756	14,088,883	17,308,663	17,246,717	24,253,657	14,249,551
Diluted	14,334,706	14,088,883	17,308,663	17,547,061	24,505,851	14,249,551
Cash dividends declared per share	$1.00	$1.00	$—	$—	$—	$0.25

(1)	For years ended December 31, 2018 and 2017 and the quarter ended March 31, 2020, “Diluted” shares were the same as “Basic” shares since there was a net loss for that period.

	For the Years Ended December 31,					Quarter Ended March 31
	2019	2018	2017	2016	2015	2020
Consolidated Insurance Operating Ratios based on the Company’s GAAP Results:(1)
Loss ratio(2)(3)	52.5	71.5	61.5	56.4	54.6	53.7
Expense ratio	39.7	40.8	41.9	42.0	39.9	39.0
Combined ratio(2)(3)	92.2	112.3	103.4	98.4	94.5	92.7
Net / gross written premiums	88.3	86.2	87.2	83.2	84.9	89.3
Financial Position as of Last Day of Period:
Total investments and cash and cash equivalents	$1,607,813	$1,510,152	$1,533,900	$1,501,819	$1,516,093	1,553,151
Reinsurance receivables, net of allowance	83,938	114,418	105,060	143,774	115,594	83,074
Total assets	2,075,885	1,960,266	2,001,669	1,972,946	1,957,294	2,028,504
7.75% Subordinated notes payable	96,864	96,742	96,619	96,497	96,388	96,895
7.875% Subordinated notes payable	126,147	126,005	125,864	—	—	126,182
Margin borrowing facility	73,629	65,818	72,230	66,646	75,646	71,707
Unpaid losses and loss adjustment expenses	630,181	680,031	634,664	651,042	680,047	639,468
Total shareholders’ equity	726,809	629,059	718,394	797,951	749,926	674,636
Book value per share	50.82	44.21	50.57	45.42	42.98	47.12

(1)

The Company’s insurance operating ratios are GAAP financial measures that are generally viewed in the insurance industry as indicators of underwriting profitability. The loss ratio is the ratio of net losses and loss adjustment expenses to net earned premiums. The expense ratio is the ratio of acquisition costs and other underwriting expenses to net earned premiums. The combined ratio is the sum of the loss and expense ratios. The ratios presented here represent the consolidated results of the Company’s Commercial Specialty segment, Specialty Property segment, Farm, Ranch, & Stable segment, and Reinsurance Operations.

(2)	A summary of prior accident year adjustments is summarized as follows:

•	2019 loss and combined ratios reflect a $32.8 million reduction of net losses and loss adjustment expenses

•	2018 loss and combined ratios reflect a $28.8 million reduction of net losses and loss adjustment expenses

•	2017 loss and combined ratios reflect a $53.9 million reduction of net losses and loss adjustment expenses

•	2016 loss and combined ratios reflect a $57.3 million reduction of net losses and loss adjustment expenses

•	2015 loss and combined ratios reflect a $34.7 million reduction of net losses and loss adjustment expenses

•	Loss and combined ratios for the quarter ended March 31, 2020 reflect a $0.6 million reduction of net losses and loss adjustment expenses

For the years ended December 31, 2019, 2018, 2017, 2016 and 2015, see “Results of Operations” in Item 7 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for details of these items and their impact on the loss and combined ratios. For the quarter ended March 31, 2020, see “Results of Operations” in Item 2 of Part I of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 for details of these items and their impact on the loss and combined ratios.

(3)

The Company’s loss and combined ratios for the years ended December 31, 2019, 2018, 2017, 2016 and 2015 and the quarter ended March 31, 2020 include $30.4 million, $80.6 million, $61.1 million, $72.1 million, $45.0 million and $7.2 million, respectively, of catastrophic losses on a current accident year basis from the Insurance Operations. For the years ended December 31, 2019, 2018, 2017, 2016 and 2015, see “Results of Operations” in Item 7 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for a discussion of the impact of these losses on the loss and combined ratios. For the quarter ended March 31, 2020, see “Results of Operations” in Item 2 of Part I of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 for a discussion of the impact on these losses on the loss and combined ratios.

UNAUDITED SUMMARY PRO FORMA FINANCIAL INFORMATION

Pro forma consolidated financial statements for GI Delaware are not presented in this proxy statement because no significant pro forma adjustments are required to be made to show the impact of the Transaction to the historical income statement of GI Cayman for the year ended December 31, 2019 or the historical balance sheet as of December 31, 2019. Those financial statements are included in GI Cayman’s Annual Report on Form 10-K for the year ended December 31, 2019. Please see “Where You Can Find More Information” beginning on page [●] of this proxy statement.

RISK FACTORS

Before you decide how to vote your GI Cayman ordinary shares, you should consider carefully the following risk factors related to the meeting proposals set forth in this proxy statement, in addition to the other information contained in this proxy statement and the documents incorporated by reference, including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2019 (including the risk factors contained therein) and our subsequent filings with the SEC.

Your rights as a shareholder will change as a result of the Transaction.

Due to certain differences between Delaware law and Cayman Islands law and differences between the governing documents of GI Delaware and GI Cayman, the governing documents for GI Delaware will not be identical to the governing documents for GI Cayman. However, the governing documents of GI Delaware will provide the shareholders and board of directors of GI Delaware with substantially similar rights and powers as currently provided under GI Cayman’s governing documents. Nevertheless, GI Delaware’s governing documents, both in form and substance, and your rights as a GI Delaware shareholder, will change.

For a description of these differences, please see the comparison chart of your rights as a shareholder of GI Delaware against your rights as a shareholder of GI Cayman, located in “Comparison of Rights of Shareholders and Powers of the Board of Directors.”

Holders of GI Delaware common shares will be subject to U.S. federal income tax on their share of our taxable income, regardless of whether they receive any cash dividends from us.

Under current law, so long as we are not required to register as an investment company under the Investment Company Act and 90% of our gross income for each taxable year constitutes “qualifying income” within the meaning of the Code on a continuing basis, we currently expect that GI Delaware will be treated, for U.S. federal income tax purposes, as a partnership and not as an association or publicly traded partnership taxable as a corporation. Holders of GI Delaware common shares will be subject to U.S. federal, state, and local taxation on their allocable share of GI Delaware’s items of income, gain, loss, deduction and credit, for each of our taxable years ending with or within their taxable year, regardless of whether they receive cash dividends from us. Such holders may not receive cash dividends equal to their allocable share of our net taxable income or even the tax liability that results from that income. The characterization of an item of our income, gain, loss, deduction or credit generally will be determined at our (rather than at the holder’s) level.

The IRS Schedules K-1 we will provide holders of GI Delaware common shares will be more complicated than the IRS Forms 1099 provided by corporations to their stockholders, and holders of GI Delaware common shares may be required to request an extension of time to file their tax returns.

Holders of GI Delaware common shares will be required to take into account their allocable share of GI Delaware’s items of income, gain, loss, deduction and other items of the partnership for our taxable year ending within or with their taxable year, regardless of whether they received cash dividends from us. We have agreed to furnish holders of the common shares, as soon as reasonably practicable after the close of each calendar year, with tax information (including IRS Schedules K-1), which describes their allocable share of gross ordinary income for our preceding taxable year. However, it may require longer than 90 days after the end of our calendar year to obtain the requisite information so that IRS Schedules K-1 may be prepared by us. Consequently, holders of GI Delaware common shares who are U.S. taxpayers should anticipate the need to file annually with the IRS (and certain states) a request for an extension past April 15 or the otherwise applicable due date of their income tax return for the taxable year.

In addition, each holder of GI Delaware common shares will be required to report for all tax purposes consistently with the information provided by us for the taxable year. Because holders will be required to report their allocable share of gross ordinary income, tax reporting for holders of GI Delaware common shares will be more complicated than for shareholders of a regular corporation.

The anticipated benefits of the Transaction may not be realized.

We may not realize the benefits we anticipate from the Transaction, particularly as the achievement of the cost savings and other benefits, some of which are subject to factors that we do not and cannot control, including the reaction of third parties with whom we enter into contracts and do business and the reaction of investors. Our failure to realize those benefits could have a material and adverse effect on our business, results of operations or financial condition.

Please see: “The Scheme of Arrangement Proposal—Reasons for the Transaction.”

If the Cayman Court does not sanction the Scheme of Arrangement, GI Cayman will not have the ability to effect the Transaction.

We cannot proceed with the Transaction unless the Cayman Court sanctions the Scheme of Arrangement at the Sanction Hearing.

The Transaction will only be consummated if the Scheme of Arrangement becomes effective. The Scheme of Arrangement (and therefore the Transaction) will not be completed unless each of the following conditions are satisfied:

•

the Scheme of Arrangement is approved by the requisite majorities of the GI Cayman shareholders at the scheme meeting (being a majority in number representing 75% in value of the GI Cayman ordinary shares voted in person via live webcast or by proxy at the scheme meeting);

•	the meeting proposals at the extraordinary general meeting are approved by the requisite voting thresholds of the GI Cayman ordinary shares voted at the extraordinary general meeting;

•	the Cayman Court grants the Sanction Order (sanctioning the Scheme of Arrangement);

•	no statute, rule or regulation is enacted or promulgated by any governmental entity of competent jurisdiction that prohibits or makes illegal the consummation of the Scheme of Arrangement; and

•	no order or injunction of a court of competent jurisdiction is in effect that prevents consummation of the Scheme of Arrangement and therefore the Transaction.

Assuming we receive the necessary shareholder approvals in respect of each of the meeting proposals at the shareholder meetings, we are not aware of any reason why the Cayman Court would not sanction the Scheme of Arrangement. In determining whether to grant the Sanction Order, the Cayman Court will decide whether the Scheme of Arrangement is fair and reasonable, whether various statutory and other legal requirements have been complied with and satisfied with respect to it and certain other matters. Nevertheless, the Cayman Court’s sanction is a matter for its discretion and there can be no assurance if or when such sanction will be obtained.

If the Cayman Court does not sanction the Scheme of Arrangement, GI Cayman will be unable to effect the Transaction as contemplated under the Scheme of Arrangement (even if the requisite voting thresholds of GI Cayman shareholders approve each of the meeting proposals at the shareholder meetings). In addition, the Cayman Court may impose such conditions, modifications or amendments as it deems appropriate in relation to the Scheme of Arrangement, but may not impose any material changes without the consent of GI Cayman. The Scheme of Arrangement contains a provision for GI Cayman to agree, on behalf of all persons concerned, to any modification of, or addition to, the Scheme of Arrangement, or to any condition that the Cayman Court may think fit to approve or impose. The Cayman Court would be unlikely to approve or impose any modification of, or addition or condition to, the Scheme of Arrangement which might be material to the interests of GI Cayman shareholders, unless GI Cayman shareholders were informed of any such modification, addition or condition. It will be a matter for the Cayman Court to decide, in its discretion, whether or not the consent of GI Cayman shareholders should be sought at a further meeting of GI Cayman shareholders. Similarly, if a modification, addition or condition is put forward which, in the opinion of the GI Cayman Board, is of such a nature or importance as to require the approval of the GI Cayman shareholders at a further meeting of GI Cayman shareholders, the GI Cayman Board will not take the necessary steps to enable the Scheme of Arrangement to become effective unless and until such shareholder approval is obtained by the GI Cayman shareholders.

In addition, it is likely that GI Cayman may determine to terminate the Scheme of Arrangement and not proceed with the Transaction if any condition, modification or amendment is imposed on us that is adverse to GI Cayman and its shareholders.

Please see “Proposal Number One: The Scheme of Arrangement Proposal—Court Sanction of the Scheme of Arrangement.”

The Effective Time of the Transaction may be materially delayed due to the ongoing coronavirus (COVID-19) pandemic.

Each of the following may be materially delayed due to circumstances or events outside our control related to the ongoing coronavirus (COVID-19) pandemic, and any such delays may materially delay the Effective Time and consummation of the Transaction:

•	obtaining the GI Cayman shareholder approvals to each of the meeting proposals at the shareholder meetings;

•	obtaining the Sanction Order from the Cayman Court;

•	the delivery and/or filing of the Sanction Order with the Cayman Islands Registrar of Companies; and

•

obtaining the necessary approvals from the Virginia Bureau, the Pennsylvania Insurance Department, Arizona Department of Insurance, Indiana Department of Insurance and/or obtaining the confirmation of no-objection from the Bermuda Monetary Authority and the delivery and/or filing of the applicable business combination documents with the Bermuda Registrar of Companies.

The market for the GI Delaware common shares may differ from the market for the GI Cayman ordinary shares.

We will list GI Delaware class A common shares on Nasdaq under the symbol “GBLI,” the same trading symbol as the GI Cayman A ordinary shares. The market price, trading volume or volatility, or potential investor pool of the GI Delaware class A common shares may be different from those of the GI Cayman A ordinary shares. By virtue of GI Delaware being a limited liability company taxed as a partnership for U.S. federal income tax purposes, GI Delaware’s common shares may be less desirable to certain investors who wish to avoid the tax complexities associated with being a ‘partner’ in a publicly listed company or due to the fact that certain stock exchange indices exclude such limited liability companies.

The Transaction may adversely impact our worldwide effective tax rate.

Although we do not expect the Transaction to have a material impact on our worldwide effective tax rate, there is a risk that we will not be able to maintain a competitive worldwide effective tax rate following the Transaction. This is because of, among other things, uncertainty regarding the application of and changes in tax laws in the particular jurisdictions in which we do business and the amount of business activities we may conduct in any particular jurisdiction. Our actual worldwide effective tax rate after the Transaction may vary from our expectation and that variation may be material.

The Transaction will result in additional direct and indirect costs, even if it is not consummated.

We will incur additional costs and expenses in connection with and as a result of the Transaction. We expect to incur attorneys’ fees, accountants’ fees, financial advisory fees, filing and other regulatory fees, mailing expenses, proxy solicitation fees and financial printing expenses in connection with the Transaction, even if the Transaction is not approved or consummated. The Transaction also may negatively affect us by diverting attention of our management and employees from our operating business during the period of implementation and by increasing certain other administrative costs and expenses.

We may choose to abandon or defer the Transaction.

While we currently expect the Effective Time to take place soon after the Sanction Hearing, the Effective Time will not occur until such time the Sanction Order granted by the Cayman Court is delivered to the Cayman Islands Registrar of Companies.

If it is necessary to adjourn the shareholder meetings required to approve the meeting proposals in connection with the Transaction described in this proxy statement, for any reason including any circumstances outside of our control, there may be a delay in obtaining the Sanction Order from the Cayman Court and thereby the consummation of the Transaction may be deferred until such time.

In addition, the Board may seek to adjourn the application to the Cayman Court to sanction the Scheme of Arrangement until the latest of [●], 2020 (or such later date as the Cayman Court has allowed) or may abandon the Transaction before the Sanction Hearing for economic, strategic or other reasons, including if adverse conditions are imposed on the Scheme of Arrangement (and therefore the Transaction) by the Cayman Court. It is likely that GI Cayman may determine to terminate the Scheme of Arrangement and not proceed with the Transaction if any condition, modification or amendment is imposed on us that is materially adverse to Global Indemnity.

Our controlling shareholder will continue to control a substantial interest in us and thus may exert significant influence on our corporate affairs and actions, including those submitted to a GI Delaware shareholder vote.

Similar to their holdings in GI Cayman, following the Transaction, Fox Paine Capital Fund II International, L.P. (the “Fox Paine Fund”), an investment fund managed by Fox Paine & Company, LLC, will beneficially own approximately 77.5% of our total voting power, and Fox Mercury Investments, L.P. and certain of its affiliates (collectively, the “FM Entities”) will separately beneficially own approximately 4.8% of our total voting power. The percentage of our total voting power that the Fox Paine Fund may exercise is greater than the percentage of our total shares that the Fox Paine Fund beneficially owns because the Fox Paine Fund beneficially owns 96.6% of our B ordinary shares, which entitle the holders thereof to ten votes per share, whereas A ordinary shares entitle the holders thereof to one vote per share. The A ordinary shares and the B ordinary shares generally vote together as a single class on matters presented to our shareholders. As a result, the Fox Paine Fund has, and following the Transaction will continue to have, control over the outcome of certain matters requiring GI Delaware shareholder approval, including the power to, among other things:

•	elect and remove all of our directors;

•	approve any amendments to our limited liability company agreement that are approved by our Board and submitted to a shareholder vote (subject to certain limited exceptions);

•	approve any merger that is approved by our Board and submitted to a shareholder vote;

•	ratify our appointment of auditors; and

•	ratify our annual report and our annual financial statements.

Subject to certain exceptions, the Fox Paine Fund may also be able to prevent or cause a change of control. The Fox Paine Fund’s control over us, and the Fox Paine Fund’s ability in certain circumstances to prevent or cause a change of control, may delay or prevent a change of control, or cause a change of control to occur at a time when it is not favored by other GI Delaware shareholders. As a result, the trading price of our GI Delaware class A common shares could be adversely affected in the same manner that the existing A ordinary shares of GI Cayman currently could be adversely affected.

Pursuant to GI Cayman’s existing memorandum and articles of association, amended and restated as of November 4, 2016, the Fox Paine Fund has the right to appoint a number of directors equal in the aggregate to the pro rata percentage of the voting shares of GI Cayman beneficially held by the Fox Paine Fund, FM Entities, and Fox Paine & Company, LLC (collectively the “Fox Paine Entities”) so long as the Fox Paine Entities beneficially own shares representing an aggregate 25% or more of the voting power in GI Cayman. The Fox Paine Fund also controls the election of GI Cayman’s directors due to its controlling share ownership. The Company’s Board currently consists of eight directors, all of whom were identified and proposed for consideration for the Board by the Fox Paine Fund. Following the Transaction, the Fox Paine Fund will continue to have the ability to appoint or elect all of the directors to, and remove all of the directors from, the board of GI Delaware, which will be reflected in GI Delaware’s limited liability company agreement. Please see “Description of Global Indemnity Group, LLC Share Capital.”

Our Board, in turn, appoints and, following the Transaction, will continue to appoint, the members of our senior management. As a result, the Fox Paine Fund has the ability, through its right to designate and remove Board members, to indirectly control the appointment of the members of our senior management and to prevent any changes in senior management that other shareholders, or that other members of our Board, may deem advisable.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements included in this proxy statement and the documents incorporated by reference may include forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended), in particular, statements about our expectations regarding the reorganization of the Global Indemnity group of companies to have our ultimate parent company become a limited liability company formed under the laws of Delaware and the GI Bermuda Transaction. Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements. These statements are based on current plans, estimates and expectations, as well as assumptions made by, and information currently available to, the Company’s management, current market trends and market conditions, all of which involve risk and uncertainty, and many of which are outside the Company’s and management’s control. Actual results may differ materially from those included in such forward-looking statements and therefore you should not place undue reliance on them. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “potential,” “aim” and similar expressions are used to identify these forward-looking statements.

Particular factors that could cause actual future results to differ materially from current expectations include, but are not limited to, our ability to obtain approval of the GI Cayman shareholders and the Cayman Court for, and to satisfy the other conditions to, the Transaction within the expected timeframe or at all, the failure to obtain the necessary approvals from the Virginia Bureau, the Pennsylvania Insurance Department, Arizona Department of Insurance and/or Indiana Department of Insurance, the failure to obtain the necessary confirmation of no-objection from the Bermuda Monetary Authority, our ability to realize the expected benefits from the Transaction, the occurrence of difficulties or material timing delays in connection with the Transaction, including any material delays related to the ongoing coronavirus (COVID-19) pandemic, any unanticipated costs in connection with the Transaction, any delays, challenges and expenses associated with receiving governmental and regulatory approvals and changes in tax laws, tax treaties or tax regulations or the interpretation or enforcement thereof by the tax authorities in the Cayman Islands, Bermuda, the United States and other jurisdictions following the Transaction.

The foregoing factors are in addition to those factors discussed under “Risk Factors” and “Proposal Number One: The Scheme of Arrangement Proposal—Reasons for the Transaction” and elsewhere in this proxy statement, as well as those in the documents that we incorporate by reference into this proxy statement (including, without limitation, the “Risk Factors” sections of our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents on file with the SEC prior to the date of the shareholder meetings). You may obtain copies of these documents as described under the heading “Where You Can Find More Information.”

Except as required under U.S. federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update or revise any forward-looking statements after the distribution of this proxy statement, whether as a result of new information, future developments, changes in assumptions or otherwise.

PROPOSAL NUMBER ONE: THE SCHEME OF ARRANGEMENT PROPOSAL

Parties to the Transaction

Global Indemnity Limited

Global Indemnity Limited (which we refer to as “GI Cayman”), one of the leading specialty property and casualty insurers and reinsurers in the industry, provides its insurance products across a distribution network that includes binding authority, program, brokerage, and reinsurance. The registered office, also being the principal executive office, of GI Cayman is located at Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands, and Global Indemnity Limited’s telephone number is +1 345 814 7600.

New CayCo

New CayCo (which we refer to as “New CayCo”), was formed in June 2020 as a Cayman Islands incorporated exempted limited company. Prior to the Transaction, New CayCo will not engage in any business or other activities other than in connection with the Transaction and its organizational activities. The registered office of New CayCo is located at Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands, and New CayCo’s telephone number is +1 345 814 7600.

Global Indemnity Group, LLC

Global Indemnity Group, LLC (which we refer to as “GI Delaware”), was formed in June 2020 as a Delaware limited liability company that will be treated as a partnership for U.S. federal income tax purposes. Prior to the Company engaging in the Transaction, “Global Indemnity Group, LLC” was the name of an entity in the Global Indemnity group of companies, however, the name of this entity was changed to “GBLI Holdings, LLC” in order to allow GI Delaware to use “Global Indemnity Group, LLC” as its name. If the Scheme of Arrangement is consummated, GI Delaware will become the ultimate parent company of the Global Indemnity group of companies. Prior to the Transaction, GI Delaware will not engage in any business or other activities other than in connection with the Transaction and its organizational activities. Upon the Effective Time, all GI Cayman shareholders will be issued an identical number of common shares in GI Delaware as the number of shares in GI Cayman they held immediately prior to the Effective Time. The registered office of GI Delaware will be located at 251 Little Falls Drive, Wilmington, Delaware 19808, the principal executive office of GI Delaware will be located at Three Bala Plaza East, Suite 300, Bala Cynwyd, PA 19004 and GI Delaware’s telephone number will be +1 (610) 664-1500.

The Scheme of Arrangement

It is intended that the new corporate structure will be implemented by means of the Scheme of Arrangement, being a scheme of arrangement pursuant to Sections 86 and 87 of the Cayman Companies Law. If the Scheme of Arrangement is approved and becomes effective, GI Delaware will become the new ultimate parent company of the Global Indemnity group of companies.

If the Scheme of Arrangement becomes effective, then each of the following will occur at the Effective Time (expected to be [●] [a.m./p.m.], Cayman Islands Time, on [●], 2020): (i) the Amalgamation, (ii) in consideration for the Amalgamation, GI Delaware will issue common shares of GI Delaware to the shareholders of GI Cayman as of the Scheme Record Time on the following basis: for each A ordinary share of GI Cayman cancelled, one class A common share of GI Delaware will be issued; and for each B ordinary share of GI Cayman cancelled, one class B common share of GI Delaware will be issued; and (iii) pursuant to the Scheme of Arrangement and as part of the Amalgamation, GI Cayman will be dissolved.

Scheme Meeting

Several steps are required in order for us to effect the Scheme of Arrangement, including, amongst other things, convening and holding the scheme meeting at which GI Cayman shareholders will consider, and if thought fit, approve the Scheme of Arrangement. To become effective under Cayman Companies Law, the Scheme of Arrangement will require approval by the requisite majority of GI Cayman shareholders under the Cayman Companies Law at the scheme meeting. The scheme meeting has been convened at [●] [a.m./p.m.], Cayman Islands Time, on [●], 2020 pursuant to an Order of the Cayman Court granted on [●], 2020.

The requisite majority required to approve the Scheme of Arrangement at the scheme meeting under the Cayman Companies Law is (i) a majority in number of those holders of the GI Cayman ordinary shares reflected on the Register at the Voting Record Time who are entitled to vote and who are present (either in person via live webcast or represented by proxy) and who vote at the scheme meeting, and representing (ii) at least 75% or more of the nominal value of the GI Cayman ordinary shares voted at the scheme meeting.

GI Cayman shareholders who hold GI Cayman ordinary shares directly and are reflected on the Register at the Voting Record Time will be entitled to vote directly at the scheme meeting, either in person via live webcast or by proxy.

If each of the Scheme of Arrangement Proposal, the Scheme EGM Proposal and the GI Bermuda Transaction Proposal are approved by the GI Cayman shareholders and the other conditions to the Scheme of Arrangement have been satisfied or waived, we will seek the Cayman Court’s sanction of the Scheme of Arrangement.

If we obtain the requisite approvals from our shareholders and the Cayman Court’s sanction of the Scheme of Arrangement, and if all of the other conditions to the Scheme of Arrangement, as described herein, are satisfied or, if permitted by applicable law, waived, we intend to file the Sanction Order. Upon delivery of the Sanction Order to the Cayman Islands Registrar of Companies, the Scheme of Arrangement will become effective in accordance with its terms (the “Effective Time”). We presently expect the Effective Time to occur before the opening of trading of the GI Delaware class A common shares on the Nasdaq on the trading day immediately following the date of filing of the Sanction Order with the Cayman Islands Registrar of Companies. The exact date and timing of the Effective Time will depend on factors such as any postponement or adjournment of the hearing before the Cayman Court regarding sanction of the Scheme of Arrangement (the “Sanction Hearing”), which we expect to be held on [●], 2020.

At the Effective Time, the following steps will occur effectively simultaneously in the following order:

1.	the Amalgamation will occur;

2.

in consideration for the Amalgamation, GI Delaware will issue an equal number of GI Delaware common shares to GI Cayman shareholders at the Scheme Record Time on the following basis: for each GI Cayman A ordinary share cancelled, one GI Delaware class A common share shall be issued; and/or for each GI Cayman B ordinary share cancelled, one GI Delaware class B common share shall be issued; and

3.	pursuant to the Scheme of Arrangement and as part of the Amalgamation, GI Cayman will be dissolved.

If determined by the Board of GI Cayman to be advantageous to the shareholders of GI Delaware following the Effective Time for GI Delaware to be treated as a partnership for U.S. federal income tax purposes prior to the Effective Time, GI Delaware may issue up to one percent (1%) of the number of issued and outstanding shares of GI Delaware class A common shares (calculated assuming effectiveness of the Scheme of Arrangement and the transactions contemplated thereby) to a subsidiary of GI Cayman (or to a third party) for fair value prior to the Effective Time.

As a result of the Scheme of Arrangement, the GI Cayman shareholders will become holders of all, or substantially all, of the GI Delaware common shares and GI Delaware will become the ultimate parent company of the Global Indemnity group of companies. Following completion of the Scheme of Arrangement, it is proposed that New CayCo will merge with and into GI Delaware, with GI Delaware surviving. The members of the Board in office two business days prior to the effective time of the Scheme of Arrangement will be appointed as the members of the board of directors of GI Delaware effective as of one business day prior to the Effective Time.

After the Effective Time, you will continue to own an interest in the ultimate parent company of the Global Indemnity group of companies, which will indirectly conduct the same business operations as currently conducted indirectly by GI Cayman, through the same group of subsidiaries of GI Cayman prior to the Effective Time. The number of GI Delaware common shares you will own will be the same as the number of GI Cayman ordinary shares you own immediately prior to the Effective Time, and your relative ownership interest in the Global Indemnity group of companies will remain substantially unchanged as a result of the Scheme of Arrangement.

We encourage you to read the Scheme of Arrangement in its entirety for a complete understanding of its terms and conditions. The Scheme of Arrangement will be substantially in the form attached as Annex C to this proxy statement.

Court Sanction of the Scheme of Arrangement

Pursuant to Sections 86 and 87 of the Cayman Companies Law, in order to become effective, the Scheme of Arrangement must be sanctioned by the Cayman Court at the Sanction Hearing.

Subject to the GI Cayman shareholders approving each of the Scheme of Arrangement Proposal, the Scheme EGM Proposal and the GI Bermuda Transaction Proposal by the relevant voting thresholds required by the Cayman Companies Law and the other conditions to the Scheme of Arrangement having been satisfied or waived, we expect the Sanction Hearing to be held at the Law Courts, George Town, Grand Cayman at [●] [a.m./p.m.], Cayman Islands Time, on [●], 2020, further details of which will be advertised by GI Cayman on its website and in The Wall Street Journal (International Edition) and certain Cayman Islands newspapers in accordance with directions that we intend to request from the Cayman Court.

GI Cayman shareholders who voted at the scheme meeting or who instructed their broker or nominee to vote at the scheme meeting (as applicable) will have the right to attend the Sanction Hearing and to appear in person or be represented by counsel to support or oppose the sanction of the Scheme of Arrangement. We expect that the Cayman Court will make facilities available for applicable GI Cayman shareholders to attend the Sanction Hearing in person via live webcast (if they wish). If you are a shareholder who wishes to appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement, we expect that the Cayman Court will require that you give notice of your intention to do so to GI Cayman’s Cayman Islands legal advisers, Walkers, at 190 Elgin Avenue, George Town, Grand Cayman KY1-9001, Cayman Islands, at a time prior to the date of the Sanction Hearing. GI Cayman will not object to the participation in the Sanction Hearing by any person who holds shares through a broker or any other person with a legitimate interest in the proceedings and all such persons will have a right to participate.

The Scheme of Arrangement contains a provision for GI Cayman to agree, on behalf of all persons concerned, to any condition, modification or amendment of the Scheme of Arrangement on behalf of GI Cayman shareholders that the Cayman Court may think fit to approve or impose. The Cayman Court would be unlikely to approve or impose any modification of, or addition or condition to, the Scheme of Arrangement which might be material to the interests of the GI Cayman shareholders, unless the GI Cayman shareholders were informed of any such modification, addition or condition. It will be a matter for the Cayman Court to decide, in its discretion, whether or not the consent of the GI Cayman shareholders should be sought at a further meeting. Similarly, if a modification, addition or condition is put forward which, in the opinion of the Board, is of such a nature of importance as to require the consent of the GI Cayman shareholders at a further meeting, the Board will not take the necessary steps to enable to the Scheme of Arrangement to become effective unless and until such consent is obtained. In determining whether to exercise its discretion and sanction the Scheme of Arrangement, the Cayman Court will determine, among other things, whether the Scheme of Arrangement is fair to the GI Cayman shareholders.

Assuming that the shareholder meetings are conducted and that the GI Cayman shareholders approve the Scheme of Arrangement Proposal by the voting thresholds required by the Cayman Companies Law, we are not aware of any reason why the Cayman Court would not sanction the Scheme of Arrangement. Nevertheless, the Cayman Court’s sanction is a matter for its discretion and there can be no assurance if or when such sanction will be obtained.

If the Scheme of Arrangement is sanctioned by the Cayman Court, we intend to deliver the Sanction Order to the Cayman Islands Registrar of Companies. Delivery of the Sanction Order to the Cayman Islands Registrar of Companies will cause the Scheme to become effective in accordance with its terms (that is, the Effective Time), before the opening of trading of the GI Delaware common shares on the Nasdaq on the date following such delivery of the Sanction Order. If the Scheme of Arrangement becomes effective, it will be binding on all GI Cayman shareholders, including those who do not vote to approve the Scheme of Arrangement Proposal at the scheme meeting.

Once the Scheme of Arrangement is effective, the Cayman Court will have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which arises out of or is connected with the terms of the Scheme of Arrangement or its implementation or out of any action taken or omitted to be taken under the Scheme of Arrangement or in connection with the administration of the Scheme of Arrangement.

If obtained, the sanction of the Cayman Court will constitute the basis for an exemption, under Section 3(a)(10) of the Securities Act, from the registration requirements of the Securities Act with respect to the Transaction. Please see “—Federal Securities Law Consequences; Resale Restrictions” below for more information on the exemption.

Please see “—Conditions to Completion of the Transaction” below for more information on the conditions to the Transaction.

Reasons for the Transaction

From its founding in 2003, certain entities in the Global Indemnity group of companies have been based outside of the United States. GI Cayman, the ultimate parent company of the Global Indemnity group of companies, has been incorporated in the Cayman Islands since 2016, and GI Bermuda, a direct subsidiary of GI Cayman, has been incorporated in Bermuda since 2003. In early 2020, the Board and the Company’s management team undertook a review of our existing structure and operations, including the jurisdictions of incorporation of our ultimate parent company and subsidiaries. While a complex multi-national business structure has served us and our shareholders well for many years, changes in the U.S. tax laws and other compelling business reasons support reorganizing the Global Indemnity group of companies at this time. After considering various factors, the Board unanimously determined to undertake the Transaction for, among others, the following reasons:

•

The passage by the United States of the Tax Cuts and Jobs Act in 2017, as well as certain other changes in non-U.S. tax laws, have eliminated certain tax benefits attributable to having a foreign holding company structure. The Transaction recognizes that the additional complexity and compliance costs of our foreign structure outweigh the limited tax benefits to the Global Indemnity group of companies following this change in the law.

•

The Transaction will streamline the organizational structure of the Global Indemnity group of companies. Four subsidiaries previously part of GI Cayman’s organizational structure will be eliminated, and substantially all foreign subsidiaries will be eliminated, resulting in inter-company efficiencies.

•

The Transaction will reduce the number of nations governing the Global Indemnity group of companies from 4 to 1 and will reduce the number of nations in which the Global Indemnity group of companies are subject to material taxation from 3 to 1, making the United States the only governing and taxing nation. We anticipate that this will achieve long-term administrative cost savings by reducing the management resources required to reconcile and manage the differences in governing laws and taxation in non-U.S. jurisdictions.

•

The Transaction will move the ultimate parent company of the Global Indemnity group of companies to Delaware, which is a highly reputable jurisdiction for organizing business entities in the United States. Delaware has sophisticated entity laws that are continuously modernized and its extensive history of resolving business disputes has created a predictable legal framework for management and shareholders. In addition, the reputation of Delaware entity law among regulatory authorities, investors and creditors is highly favorable.

•

The Transaction will result in the business of GI Bermuda being assumed by the Global Indemnity group of companies’ existing U.S. insurance company subsidiaries and thereby will consolidate the primary regulation of the Global Indemnity group of companies to the United States.

•

Following the Transaction, the Global Indemnity group of companies’ income generating activities will be 100% U.S. based, and the expected expense savings and operating efficiencies are expected to largely offset the anticipated increase in prospective tax liabilities resulting from the Transaction.

•	The Transaction will not result in any material transaction-related taxes to the Global Indemnity group of companies.

•

The Transaction may result in a clearer business proposition to U.S. investment and business partners. Currently, the public shares of GI Cayman trade at approximately 50% of book value per share, which we believe is due in part to our complicated multi-national structure, which serves as a practical barrier to raising new equity capital or utilizing our shares as acquisition currency. The United States of America is a leading international financial center, attracts a high volume of non-resident financial activity from Europe, China and other countries with substantial capital to invest and is a significant hub for institutional investment. As a result, having the Global Indemnity group of companies’ parent company become a United States based company will offer investors the ability to invest directly in a U.S. limited liability company, and may, over time, enhance the value and liquidity of the Company’s publicly traded securities, including access to the public equity markets and the utilization of our shares as acquisition currency.

We cannot assure you that the anticipated benefits of the Transaction will be realized. In addition, despite the potential benefits described above, the Transaction will expose you and us to potential risks. Please see “Risk Factors—Your rights as a shareholder will change as a result of the Scheme of Arrangement due to differences between Cayman Islands law and Delaware law” and “Risk Factors—The anticipated benefits of the Transaction may not be realized.”

The Board has considered both the potential advantages of the Transaction and the potential risks and has unanimously approved the Scheme of Arrangement and the Transaction and recommends that shareholders vote to approve the Scheme of Arrangement and the Transaction.

Amendment, Termination or Delay

Subject to applicable Cayman Islands law and any other applicable laws, the Scheme of Arrangement may be amended, modified or supplemented at any time before or after its approval by the GI Cayman shareholders at the scheme meeting. At the Sanction Hearing, the Cayman Court may impose such conditions, modifications and amendments as it deems appropriate in relation to the Scheme of Arrangement. The Cayman Court would be unlikely to approve or impose any modification of, or addition or condition to, the Scheme or Arrangement which might be material to the interests of the GI Cayman shareholders, unless the GI Cayman shareholders were informed of any such modification, addition or condition. It will be a matter for the Cayman Court to decide, in its discretion, whether or not the consent of the GI Cayman shareholders should be sought at a further meeting. The Scheme of Arrangement contains a provision for GI Cayman to agree, on behalf of all persons concerned, to any condition, modification or amendment of the Scheme of Arrangement on behalf of the GI Cayman shareholders that the Cayman Court may think fit to approve or impose. After approval of the Scheme of Arrangement by the GI Cayman shareholders, no amendment, modification or supplement to the Scheme of Arrangement may be made or effected that legally requires further approval by the GI Cayman shareholders without obtaining that approval.

It is expected that the Scheme of Arrangement will become effective on [●], 2020. If the Scheme of Arrangement has not become effective on or before [●], 2020 (or such later date as GI Cayman may determine and the Cayman Court may allow), the Scheme of Arrangement will lapse by its terms and not come into effect.

Conditions to Completion of the Scheme of Arrangement

The Transaction will not be consummated unless the following conditions are satisfied or, if allowed by law, waived:

1.

the Scheme of Arrangement Proposal is approved by a majority in number, representing 75% in value of the GI Cayman ordinary shares, voted in person via live webcast or by proxy, at the scheme meeting, voting as a single class;

2.	the Scheme EGM Proposal is approved by the requisite vote of the holders of GI Cayman ordinary shares at the extraordinary general meeting;

3.	the Scheme of Arrangement having been sanctioned (with or without modification) by the Cayman Court at the Sanction Hearing;

4.	the Sanction Order (being the court order sanctioning the Scheme of Arrangement) having been duly delivered to the Cayman Islands Registrar of Companies;

5.

the necessary approvals having been obtained from the Virginia Bureau, the Pennsylvania Insurance Department, Arizona Department of Insurance, Indiana Department of Insurance and/or the confirmation of no-objection having been obtained from the Bermuda Monetary Authority; and

6.	Nasdaq permitting GI Delaware to list the GI Delaware class A common shares for trading.

The Board will not take the necessary steps to implement the Scheme of Arrangement unless the above conditions have been satisfied or waived (to the extent permitted by law) and, at the relevant time, the Board considers that it continues to be advisable that the Scheme of Arrangement should be implemented.

Assuming that the shareholder meetings are conducted and that the GI Cayman shareholders approve the Scheme of Arrangement Proposal by the voting thresholds required by the Cayman Companies Law, we are not aware of any reason why the Cayman Court would not sanction the Scheme of Arrangement.

We are parties to certain agreements that by their terms require the consent of third parties prior to the implementation of the Scheme of Arrangement and certain related transactions. We believe that we will obtain all necessary consents on a timely basis and that the failure to obtain any other consents will not have a material impact on our business or our ability to consummate the Transaction.

Federal Securities Law Consequences; Resale Restrictions

The issuance of GI Delaware common shares to GI Cayman shareholders pursuant to the Scheme of Arrangement will not be registered under the Securities Act in reliance upon Section 3(a)(10) of the Securities Act. Section 3(a)(10) of the Securities Act exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have a right to appear and to whom adequate notice of the hearing has been given. Subsequent and subject to the GI Cayman shareholders approving each of the Scheme of Arrangement Proposal, the Scheme EGM Proposal and the GI Bermuda Transaction Proposal by the relevant voting thresholds required by the Cayman Companies Law and the other conditions to the Scheme of Arrangement having been satisfied or waived, we will promptly seek the Cayman Court’s sanction of the Scheme of Arrangement. We expect the Sanction Hearing to be held at the Law Courts, George Town, Grand Cayman at [●] [a.m./p.m.], Cayman Islands Time, on [●], 2020, further details of which will be advertised by GI Cayman on its website and in The Wall Street Journal (International Edition) and certain Cayman Islands newspapers in accordance with directions that we intend to request from the Cayman Court. GI Cayman shareholders as of the Voting Record Time have the right to attend the Sanction Hearing and to appear in person or be represented by counsel to support or oppose the sanction of the Scheme of Arrangement. We expect that the Cayman Court will make facilities available for applicable GI Cayman shareholders to attend the Sanction Hearing in person via live webcast (if they wish).

In determining whether it is appropriate to authorize the Scheme of Arrangement, the Cayman Court will consider whether the terms and conditions of the exchange of shares pursuant to the Scheme of Arrangement are fair to the GI Cayman shareholders and we will have advised the Cayman Court before the hearing that we will rely on the Section 3(a)(10) exemption based on its approval of the Scheme of Arrangement. The GI Delaware common shares issued to GI Cayman shareholders in connection with the Transaction will be freely transferable, except for restrictions applicable to certain “affiliates” of GI Cayman under the Securities Act, as follows:

•

Persons who were not affiliates of GI Cayman at the consummation of the Transaction and have not been affiliates within 90 days prior to such time will be permitted to sell any GI Delaware common shares received in the Transaction without regard to Rule 144 under the Securities Act.

•

Persons who were affiliates of GI Cayman at the consummation of the Transaction or were affiliates within 90 days prior to such time will be permitted to resell any GI Delaware common shares they receive pursuant to the Transaction in the manner permitted by Rule 144. In computing the holding period of the GI Delaware common shares for the purposes of Rule 144(d), such persons will be permitted to “tack” the holding period of their GI Cayman ordinary shares held prior to the consummation of the Transaction.

•	Persons whose shares of GI Cayman bear a legend restricting transfer will receive shares of GI Delaware that are subject to the same restrictions.

Persons who may be deemed to be affiliates of GI Cayman and GI Delaware for these purposes generally include individuals or entities that control, are controlled by, or are under common control with, GI Cayman or GI Delaware, and would generally not be expected to include shareholders who are not executive officers, directors or significant shareholders of GI Cayman or GI Delaware.

We have not filed a registration statement with the SEC covering any resales of the GI Delaware common shares to be received by GI Cayman’s shareholders in connection with the Transaction. GI Delaware intends to file certain post-effective amendments to existing effective registration statements of GI Delaware concurrently with the completion of the Transaction.

Upon consummation of the Scheme of Arrangement, the GI Delaware class A common shares will be deemed to be registered under Section 12(b) of the Exchange Act, by virtue of Rule 12g-3 under the Exchange Act, without the filing of any Exchange Act registration statement and GI Delaware will be deemed to be the successor issuer of the registered GI Cayman ordinary shares.

Effective Time of the Transaction

If the Scheme of Arrangement Proposal is approved by the requisite vote of the GI Cayman shareholders, the Cayman Court sanctions the Scheme of Arrangement and all of the other conditions to the consummation of the Scheme of Arrangement are satisfied or, if allowed by law, waived, we intend to deliver the Sanction Order to the Cayman Islands Registrar of Companies. Delivery of the Sanction Order to the Cayman Islands Registrar of Companies will cause the Scheme of Arrangement to become effective in accordance with its terms (which we refer to as the “Effective Time”), before the opening of trading of the GI Delaware class A common shares on the Nasdaq on the date following such delivery of the Sanction Order, at which time the various steps of the Scheme of Arrangement as detailed above will occur effectively simultaneously.

Subject to any order to the contrary by the Cayman Court, the Effective Time must be on or before [●], 2020.

The expected timetable for the Transaction is set forth in Annex D to this proxy statement.

Please see “—Amendment, Termination or Delay.”

Management of GI Delaware

If the Transaction is consummated, the directors of GI Cayman immediately prior to the Effective Time will become directors of GI Delaware prior to the Effective Time. GI Cayman’s executive officers are also expected to become executive officers of GI Delaware upon consummation of the Transaction.

Exculpation and Indemnification

The Cayman Companies Law permits GI Cayman to indemnify its directors, any other officers, employees and agents against losses arising or liability resulting from their negligence, default, breach of duty or breach of trust in relation to GI Cayman or any subsidiary of GI Cayman; provided, that GI Cayman is not permitted to indemnify any such person against any liability arising from their fraud or dishonesty.

Under Delaware law, a limited liability company may indemnify and hold harmless any shareholder, director or other person from and against any and all claims and demands whatsoever, subject to any limitations set forth in its limited liability company agreement. Following the Transaction, GI Delaware will be required to indemnify and hold harmless (i) the current and former directors and executive officers of GI Delaware and GI Cayman, (ii) the chairman of the GI Delaware board, (iii) each Class B Majority Shareholder (as defined below) (including any member of a “group” (as defined in the Exchange Act) constituting a Class B Majority Shareholder) and its affiliates and successors, and (iv) the partnership representative of GI Delaware (the persons set forth in the foregoing (i) through (iv), collectively, “Indemnified Persons”), in each case, against all losses (including expenses) incurred by such Indemnified Persons in connection with any claims brought against such Indemnified Persons in their capacity as Indemnified Persons (other than claims brought by GI Delaware with the prior approval of the GI Delaware Board), except in the case of Fraud (as defined below), as determined by a final, non-appealable determination. Indemnified Persons will only be entitled to indemnification from GI Delaware for claims brought by such Indemnified Persons if such claims are brought to enforce their rights to indemnification under the GI Delaware LLC Agreement (such claims, together with claims brought against such Indemnified Persons (other than claims brought by GI Delaware with the prior approval of the GI Delaware

Board), “Indemnified Claims”). Indemnified Persons will also be entitled to indemnification with respect to claims brought by or against such Indemnified Persons that are not Indemnified Claims if they are successful on the merits with respect to such claims pursuant to a final, non-appealable determination. Indemnified Persons will also be entitled to receive advancement of any expenses incurred in defending any Indemnified Claims prior to the final disposition of such claim. GI Delaware expects to continue to maintain liability insurance policies similar to those currently maintained by GI Cayman.

Please see “Comparison of Rights of Shareholders and Powers of the Board of Directors—Indemnification of Directors and Officers; Insurance.”

Interests of Certain Persons in the Transaction

Pursuant to the Second Amended and Restated Management Agreement between GI Cayman and Fox Paine & Company, LLC (the “Management Agreement”), Fox Paine & Company, LLC performed extensive financial advisory services for GI Cayman in connection with the conceptualization, design, structuring and implementation of the Transaction. In accordance with the Management Agreement, Fox Paine & Company, LLC may propose and negotiate advisory fees for such services with the Company, subject to the provisions of the Company’s related party transaction policies, including approval of the Audit Committee of the Board. Any such advisory fees would be payable following the consummation of the Transaction and would be determined with reference to fees paid by the Company to Fox Paine & Company, LLC in connection with similar services in the past and market practices for the performance of similar services by external financial advisors. Mr. Fox is the founder and Chief Executive of Fox Paine & Company, LLC.

Except for the indemnification arrangements and the potential fees payable pursuant to the Management Agreement described above, no person who has been a director or executive officer of GI Cayman at any time since the beginning of our last fiscal year, or any associate of any such person, has any material or substantial interest in the Transaction, except for any interest arising from his or her ownership of securities of GI Cayman. Each of our directors (other than Ms. Colucci) hold unvested GI Cayman ordinary shares and our executive officers hold equity incentive compensation awards in respect of GI Cayman ordinary shares, but the Transaction will not affect our Directors’ or executive officers’ vesting schedule. No such person is otherwise receiving any extra or special benefit not shared on a pro rata basis by all other holders of GI Cayman ordinary shares.

Regulatory Matters

For the proposed Scheme of Arrangement and the GI Bermuda Transaction Proposal, we will be required to obtain an exemption from the acquisition of control (“Form A”) application and approval requirements from the Pennsylvania Insurance Department, Arizona Department of Insurance and Indiana Department of Insurance, and potentially the Virginia Bureau if required, which are state insurance regulators of U.S. insurance subsidiaries of GI Cayman. If one or more of these state regulators refuse to grant our exemption request, we will be required to make a Form A application or similar filing in such state, and obtain approval of that application, prior to the Effective Time.

For the GI Bermuda Transaction Proposal, we will be required to obtain an approval for the GI Bermuda Transaction from the applicable U.S. state regulatory authority and a confirmation of no objection from the Bermuda Monetary Authority. Additional approvals, non-disapprovals or waivers may be needed from the Virginia Bureau, the Pennsylvania Insurance Department, Arizona Department of Insurance and/or Indiana Department of Insurance in connection with interim steps related to the GI Bermuda Transaction as well as with regard to the contemplated modifications to, or terminations of, certain existing inter-company arrangements.

No Appraisal Rights

Under Cayman Islands law, none of the holders of GI Cayman ordinary shares have any right to an appraisal of the value of their shares or payment for them in connection with the Transaction.

Cancellation and Issuance of Shares

Assuming the Scheme of Arrangement becomes effective, if your GI Cayman ordinary shares are held in book-entry form or by your broker or nominee, your GI Cayman ordinary shares will automatically be cancelled at the Effective Time and cease to exist and, in consideration therefor, an equal number of full paid and non-assessable GI Delaware common shares will be issued to you or your broker or nominee without any action on your part.

GI Delaware common shares issued pursuant to the Scheme of Arrangement will be fully paid and non-assessable.

Equity Incentive Plans

If the Transaction is consummated, GI Delaware will assume the existing obligations of GI Cayman in connection with awards granted under GI Cayman’s equity incentive plans, which include the following plans:

•	Global Indemnity Limited Annual Incentive Program;

•	Global Indemnity Limited Share Incentive Plan; and

•	Global Indemnity Limited 2018 Share Incentive Plan,

(together with any applicable predecessor plans, the “Equity Incentive Plans”).

The Equity Incentive Plans will be amended as necessary to comply with Delaware law and give effect to the Transaction, including to provide (1) that GI Delaware common shares will be issued, held, available or used to measure or satisfy benefits as appropriate under the Equity Incentive Plans, in substitution for GI Cayman ordinary shares; and (2) for the appropriate substitution of GI Delaware for GI Cayman in the Equity Incentive Plans. The Transaction will not impact the terms and conditions of the awards granted under the Equity Incentive Plans after the substitution of GI Delaware for GI Cayman, except that options granted to purchase GI Cayman ordinary shares under the Equity Incentive Plans will temporarily be unexercisable during a period beginning approximately [●] days before and ending approximately [●] days after consummation of the Transaction.

GI Delaware intends to file post-effective amendments to certain effective registration statements of GI Cayman concurrently with the completion of the Transaction in connection with its assumption of the existing obligations of GI Cayman in connection with awards granted under the Equity Incentive Plans.

Effect on Employees

In connection with the consummation of the Transaction, all outstanding employment agreements between GI Cayman and its senior executives are expected to be assumed by GI Delaware. We expect there will be minimal effect on our employees globally as a result of the Transaction.

Outstanding Debt and Effect on Access to Capital and Credit Markets

We do not believe that the Transaction will have any material effect on any subordinated notes that remain outstanding following completion of the Transaction. Following the Transaction, all assets and liabilities of GI Cayman, including our subordinated debt, will be transferred to GI Delaware. GI Delaware will need to execute one or more supplemental indentures in connection with the assumption of our subordinated notes. Our subordinated notes will remain outstanding and GI Delaware or one or more of its subsidiaries will continue to be the issuers and co-obligors of such debt.

In connection with the Transaction, the Company intends to (i) retire approximately $170 million of the Global Indemnity group of companies’ third party debt (including the anticipated redemption prior to December 31, 2020, of the Company’s $100 million of subordinated notes due 2045) and (ii) eliminate approximately $1 billion of inter-company indebtedness.

We do not expect that the Transaction will have any adverse effect on our ability to access the capital markets or bank credit markets.

Effect on Other Obligations

We do not believe that the Transaction will have any material effect on our arrangements with Fox Paine & Company, LLC and its affiliates.

Stock Exchange Listing and Reporting Obligations

GI Cayman A ordinary shares are expected to continue to trade on Nasdaq until the Effective Time.

We intend to make application so that, immediately following the Effective Time, the GI Delaware class A common shares (which have not been issued and for which there is currently no established public trading market) will be listed on Nasdaq under the symbol “GBLI,” the same symbol under which the GI Cayman A ordinary shares are currently listed. We do not currently intend to list the GI Delaware class A common shares on any other stock exchange.

Upon completion of the Transaction, we will remain subject to SEC reporting requirements, the mandates of Sarbanes-Oxley and the corporate governance rules of Nasdaq, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. GAAP. We will in the ordinary course make available customary financial information and other reports filed with the SEC, consistent with our established current practices.

Accounting Treatment of the Transaction

Under U.S. GAAP, the Transaction represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of GI Delaware will be reflected at their carrying amounts in the accounts of GI Cayman at the Effective Time.

Effect of the Transaction on Potential Future Status as a “Foreign Private Issuer”

Under SEC rules, companies organized outside of the United States that qualify as “foreign private issuers” remain subject to SEC regulation, but are exempt from certain requirements that apply to U.S. reporting companies. GI Cayman is not a “foreign private issuer,” and because GI Delaware will be incorporated in the United States, it can never qualify as a “foreign private issuer”, regardless of the location of its shareholders, assets or management, and we will not have the ability to avail ourselves of the benefits of being a “foreign private issuer.”

Required Vote

The Scheme of Arrangement Proposal requires approval by the affirmative vote of both (i) a majority in number of those holders of the GI Cayman ordinary shares at the Voting Record Time who are entitled to vote and who are present (either in person via live webcast or represented by proxy) and who vote at the scheme meeting, and representing (ii) at least 75% or more of the nominal value of the GI Cayman ordinary shares voted at the scheme meeting.

Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the vote required.

Board Recommendation

Our Board has approved the Scheme of Arrangement and unanimously recommends that our shareholders vote “FOR” the Scheme of Arrangement Proposal at the scheme meeting.

Resolution

“THAT the Scheme of Arrangement (a copy of which has been produced to this meeting and for the purposes of identification signed by the chairman hereof) in its original form or with such modifications, additions or conditions as may be approved or imposed by the Cayman Islands Grand Court, and as may be agreed by the Company, be and is hereby approved.”

PROPOSAL NUMBER TWO: THE SCHEME EGM PROPOSAL

In connection with the Scheme of Arrangement, and in addition to the passing of Proposal Number One: The Scheme of Arrangement Proposal at the scheme meeting, the holders of GI Cayman ordinary shares will also be required to pass a resolution to approve the Scheme of Arrangement at the extraordinary general meeting, so that the Scheme of Arrangement is approved by and on behalf of GI Cayman. The information set out above in respect of Proposal Number One: The Scheme of Arrangement Proposal applies equally to Proposal Number Two: The Scheme EGM Proposal.

Required Vote

The Scheme EGM Proposal requires approval by the affirmative vote of not less than two-thirds of the votes cast in respect of all GI Cayman ordinary shares voted, in person via live webcast or by proxy, at the extraordinary general meeting.

Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the vote required.

Effect of Proposal

The approval of the Scheme of Arrangement contemplated by the Scheme EGM Proposal is a prerequisite step to the completion of the Scheme of Arrangement. If the Scheme EGM Proposal is not approved, the Scheme of Arrangement cannot be completed.

Board Recommendation

Our Board has approved the Scheme EGM Proposal and unanimously recommends that our shareholders vote “FOR” the Scheme EGM Proposal at the extraordinary general meeting.

Resolution

“THAT the Scheme of Arrangement (a copy of which has been produced to this meeting and for the purposes of identification signed by the chairman hereof) in its original form or with such modifications, additions or conditions as may be approved or imposed by the Cayman Islands Grand Court, and as may be agreed by the Company, be and is hereby approved and that the directors of the Company be and are hereby authorized to take such action as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect.”

PROPOSAL NUMBER THREE: GI BERMUDA TRANSACTION PROPOSAL

General

As part of the GI Bermuda Transaction, the business of GI Bermuda will be assumed by the Global Indemnity group of companies’ existing U.S. insurance company subsidiaries via a business combination transaction (which may include an inter-company merger, transfer of assets and liabilities, amalgamation or otherwise) with Penn-Patriot or another of the Global Indemnity group of companies’ existing U.S. insurance company subsidiaries, subject to obtaining the applicable regulatory approvals.

Under our memorandum and articles of association, if we are required or entitled to vote at a meeting of certain of our non-U.S. subsidiaries, our Board must refer the subject matter of the vote to our shareholders and seek authority from our shareholders for our corporate representative or proxy to vote in favor of the resolutions proposed by these subsidiaries. We are submitting the matter described below concerning our subsidiary, GI Bermuda, to our shareholders for their approval at the extraordinary general meeting. Our Board will cause our corporate representative or proxy to vote our shares in GI Bermuda in the same proportion as the votes received at the extraordinary general meeting from our shareholders on the proposal described below.

Proposal

Holders of GI Cayman ordinary shares are being asked to authorize GI Cayman, as the sole shareholder of GI Bermuda, to approve a resolution of GI Bermuda to effect a business combination transaction (which may include an inter-company merger, transfer of assets and liabilities, amalgamation or otherwise), approved by the board of directors and relevant regulatory authorities, with Penn-Patriot or another of the Global Indemnity group of companies’ existing U.S. insurance company subsidiaries, resulting in the assumption of GI Bermuda’s business by the Global Indemnity group of companies’ existing U.S. insurance company subsidiaries. Such transaction may include, without limitation, the merger of GI Bermuda with and into Penn-Patriot, with Penn-Patriot surviving, and the approval of the merger agreement that would be entered into in connection therewith.

Reasons for the Transaction

Please see “Proposal Number One: The Scheme of Arrangement Proposal—Reasons for the Transaction.”

Conditions to Completion of The GI Bermuda Transaction

The respective obligations of GI Bermuda and Penn-Patriot (or other member of the Global Indemnity group of companies) to consummate the GI Bermuda Transaction are subject to the satisfaction of certain conditions, including the approval of the relevant business combination agreement by their shareholders and the receipt of required insurance regulatory approvals.

If the GI Bermuda Transaction is structured as a merger of GI Bermuda with and into Penn-Patriot, with Penn-Patriot surviving, the GI Bermuda Transaction will not be consummated unless the following conditions are satisfied or, if allowed by applicable law, waived:

1.

Either the Bermuda Monetary Authority has indicated that it has no objection to the GI Bermuda Transaction or the period of 30 days beginning with the date of service of notice of the aforementioned transaction has elapsed without the Bermuda Monetary Authority having served GI Bermuda with a written notice of objection to such actions;

2.	Penn-Patriot has obtained all necessary approvals required under the laws of the Commonwealth of Virginia (“Virginia”) to engage in the GI Bermuda Transaction;

3.	Virginia remains an appointed jurisdiction as such term is defined by the Companies Act 1981 of Bermuda, as amended, as applicable;

4.	No more than 3 months prior to the effective date of the GI Bermuda Transaction, if required under applicable law, GI Bermuda and Penn-Patriot advertise their intention to effect such transaction;

5.

On or before the effective date of the GI Bermuda Transaction, GI Bermuda files with the Registrar of Companies in Bermuda, a notice of merger which shall contain or have attached thereto all of the required information and attachments; and

6.

Within 30 days after the date of the issue thereof, Penn-Patriot files with the Registrar of Companies in Bermuda a copy of the certificate of merger issued by the appropriate authority in Virginia or, if no such certificate of merger is issued, such other documentary evidence of the merger as shall be issued by such authority.

GI Bermuda will not take the necessary steps to implement the GI Bermuda Transaction unless the above conditions have been satisfied or waived (to the extent permitted by applicable law), as applicable, and, at the relevant time, GI Bermuda considers that it continues to be advisable that the GI Bermuda Transaction should be implemented.

Effective Time of the GI Bermuda Transaction

The GI Bermuda Transaction will become effective upon the date that the business combination is effective pursuant to the laws of the applicable U.S. state or, in the case of a merger of GI Bermuda with and into Penn-Patriot, with Penn-Patriot surviving, the laws of Virginia.

Interests of Certain Persons in the Transaction

Please see “Proposal Number One: The Scheme of Arrangement Proposal— Interests of Certain Persons in the Transaction.”

Regulatory Matters

GI Bermuda is an insurance company registered under the Insurance Act 1978 of Bermuda, as amended, which requires GI Bermuda to serve notice on the Bermuda Monetary Authority that it proposes to engage in the GI Bermuda Transaction. Although GI Bermuda does not expect the Bermuda Monetary Authority to object to the GI Bermuda Transaction, there is no assurance that such no objection will be obtained. If the GI Bermuda Transaction is structured as a merger of GI Bermuda with and into Penn-Patriot, with Penn-Patriot surviving, the GI Bermuda Transaction will require the approval or no objection of the Virginia Bureau. Although Penn-Patriot would not expect the Virginia Bureau to object or not approve the GI Bermuda Transaction in the case of a merger of GI Bermuda with and into Penn-Patriot, with Penn-Patriot surviving, there can be no assurance that such no objection or approval will be obtained.

Effect on Selected Historical Financials

Please see “Selected Historical Financial and Other Data” and “Unaudited Summary Pro Forma Financial Information.”

Required Vote

In order to approve the GI Bermuda Transaction Proposal, we must obtain the affirmative vote of more than 50% of the votes cast in respect of all GI Cayman ordinary shares voted at the extraordinary general meeting, in person via live webcast or by proxy.

Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the vote required.

Effect of Proposal

The approval of the GI Bermuda Transaction Proposal is a prerequisite step to the completion of the GI Bermuda Transaction. If the GI Bermuda Transaction Proposal is not approved, GI Bermuda’s business cannot be assumed by the Global Indemnity group of companies’ existing U.S. insurance company subsidiaries.

Board Recommendation

Our Board unanimously recommends that our shareholders vote “FOR” approval of the GI Bermuda Transaction Proposal.

Resolution

“THAT the business combination agreement to be entered into between GI Bermuda and Penn-Patriot or between GI Bermuda and another of the Global Indemnity group of companies’ existing U.S. insurance company subsidiaries (the “Agreement”), which will result in the assumption of GI Bermuda’s business by the Global Indemnity group of companies’ existing U.S. insurance company subsidiaries, be and is hereby approved, in such form and containing such terms and conditions as any Director or Officer of GI Bermuda may in their absolute discretion determine and approve, and GI Bermuda be and is hereby authorized to execute and deliver the Agreement and perform all obligations, acts and things in connection with the Agreement as may be necessary to complete the transactions contemplated therein.”

PROPOSAL NUMBER FOUR: THE ADJOURNMENT PROPOSAL

Holders of GI Cayman ordinary shares may be asked at the extraordinary general meeting to authorize the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting to a later date or time if necessary or appropriate to solicit additional proxies in favor of the Scheme EGM Proposal and/or the GI Bermuda Transaction Proposal, as applicable and as necessary or appropriate, if there are insufficient votes at the time of the extraordinary general meeting to approve the applicable meeting proposals.

Required Vote

In order to approve the Adjournment Proposal, we must obtain the affirmative vote of GI Cayman’s ordinary shares representing more than 50% of the votes cast in respect of all GI Cayman ordinary shares voted, in person via live webcast or by proxy, at the extraordinary general meeting .

Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the vote required.

Effect of Proposal

The power to adjourn the extraordinary general meeting affords the chairman of the extraordinary general meeting the authority to adjourn the meeting to a later date or time if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the necessary meeting proposals at the time of the extraordinary general meeting.

Board Recommendation

Our Board unanimously recommends that our shareholders vote “FOR” approval of the Adjournment Proposal at the extraordinary general meeting, if necessary.

Resolution

“THAT the chairman of the extraordinary general meeting be and is hereby authorized to adjourn such meeting to such date and time as necessary or appropriate.”

MATERIAL TAX CONSIDERATIONS RELATING TO THE TRANSACTION

This section contains a general discussion of certain material tax consequences to holders of GI Cayman ordinary shares of the Scheme of Arrangement and the ownership and disposition of GI Delaware common shares received upon the effectiveness of the Scheme of Arrangement. This discussion is not a substitute for an individual analysis of the tax consequences of the Transaction, post-Transaction ownership and disposition of GI Delaware common shares or post-Transaction operations of GI Delaware. You should consult your own tax advisors regarding the particular U.S. federal, state and local, Cayman Island and other tax consequences of these matters in light of your particular situation.

U.S. Federal Income Tax Considerations

Scope of Discussion

This section summarizes certain U.S. federal income tax consequences of the Scheme of Arrangement to U.S. Holders (as defined below) of GI Cayman ordinary shares and to both U.S. Holders and Non-U.S. Holders (as defined below) of the ownership and disposition of GI Delaware common shares received upon the effectiveness of the Scheme of Arrangement. This summary addresses only holders who hold GI Cayman ordinary shares, and who will hold GI Delaware common shares, as capital assets (generally, property held for investment purposes). This summary does not address all potentially relevant U.S. federal income tax matters, and unless otherwise specifically provided, it does not address any state, local, foreign, alternative minimum, unearned income “Medicare” contribution, estate or gift tax consequences to holders.

This summary is based upon the U.S. Internal Revenue Code of 1986, as amended (the “Code”), administrative pronouncements and rulings of the IRS, judicial decisions and existing and proposed U.S. Treasury Regulations, changes to any of which subsequent to the date of this proxy statement may affect the tax consequences described herein, possibly on a retroactive basis. This summary is for general guidance only and does not address the consequences applicable to certain categories of shareholders subject to special treatment under the Code, including tax exempt organizations, pass through entities, certain financial institutions, insurance companies, qualified retirement plans, individual retirement accounts or other tax deferred accounts, persons that hold GI Cayman ordinary shares, or who will hold GI Delaware common shares, as part of a straddle, hedging transaction, conversion transaction, constructive sale or other arrangement involving more than one position, persons that acquired GI Cayman ordinary shares in connection with the exercise of employee stock options or otherwise as compensation for services, dealers in securities or foreign currencies, traders in securities that elect to use a mark to market method of accounting, U.S. persons whose functional currency (as defined in the Code) is not the U.S. dollar, former citizens or permanent residents of the United States, or persons that own directly, indirectly or constructively 10% or more of our shares by voting power or by value. This discussion also does not address the tax consequences to a shareholder, beneficiary or other owner of a holder of shares who owns shares indirectly through another entity. Shareholders are urged to consult their own tax advisors with regard to the application of the income tax laws of the United States and any other taxing jurisdiction to their particular circumstances.

As used herein, the term “U.S. Holder” means any beneficial owner of GI Cayman ordinary shares who, for U.S. federal income tax purposes, is: (i) a citizen or individual resident of the United States; (ii) a corporation (or other entity classified as a corporation for U.S. federal tax purposes) organized under the laws of the United States or of any state thereof or the District of Columbia, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, and (iv) a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (B) that has elected to be treated as a U.S. person under applicable U.S. Treasury Regulations. The term “Non-U.S. Holder” means any beneficial owner of GI Cayman ordinary shares who, for U.S. federal income tax purposes, is neither a U.S. Holder nor a partnership.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal tax purposes) holds GI Cayman ordinary shares, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Partnerships (or other entities or arrangements classified as a partnership for U.S. federal tax purposes) holding GI Cayman ordinary shares and their partners and other owners are urged to consult their own tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them.

U.S. Tax Considerations of the Scheme of Arrangement

The Scheme of Arrangement will be treated as a taxable exchange for U.S. federal income tax purposes. Each holder of GI Cayman ordinary shares generally will recognize gain or loss in the Transaction equal to the difference between (i) the fair market value of the GI Delaware common shares received in the Scheme of Arrangement, and (ii) such holder’s adjusted tax basis in the GI Cayman ordinary shares exchanged in the Scheme of Arrangement. If a U.S. Holder holds different blocks of GI Cayman ordinary shares (generally as a result of having acquired different blocks of shares at different times or at different prices), gain or loss is calculated separately with respect to each block of shares. A shareholder’s initial tax basis in GI Cayman ordinary shares generally will equal the shareholder’s cost of acquiring such shares. Such gain or loss will be long-term capital gain or loss provided that the U.S. Holder’s holding period for such GI Cayman ordinary shares is more than one year at the time of the Scheme of Arrangement. Certain U.S. Holders (including individuals) may be eligible for preferential rates of U.S. federal income tax in respect of long-term capital gains. The deductibility of capital losses is subject to limitations.

Each shareholder will have an initial tax basis in its GI Delaware common shares received in the Scheme of Arrangement equal to such share’s fair market value at the time of the Scheme of Arrangement. The holding period for the GI Delaware ordinary shares will begin on the day following the Scheme of Arrangement.

U.S. Tax Considerations of the Ownership and Disposition of GI Delaware Common Shares

Partnership Tax Treatment

A partnership is not a taxable entity and incurs no U.S. federal income tax liability. Following the Transaction, GI Delaware is expected to be treated as a partnership for U.S. federal income tax purposes and, therefore, generally will not be liable for entity-level U.S. federal income taxes. Instead, as described below, each partner of the partnership will take into account his share of items of income, gain, loss and deduction of the partnership in computing his U.S. federal income tax liability, regardless of whether cash distributions are made to him by the partnership. Distributions by a partnership to a partner are generally not taxable to the partnership or the partner unless the amount of cash distributed to the partner is in excess of the partner’s adjusted basis in his partnership interest. The operating subsidiaries of GI Delaware, however, generally will be corporations for U.S. federal income tax purposes (and not flow-throughs) and will be subject to U.S. federal income tax on their earnings.

Under the Code, unless certain exceptions apply, if an entity that would otherwise be classified as a partnership for U.S. federal income tax purposes is a “publicly traded partnership” (as defined in the Code) it will be treated and taxed as a corporation for U.S. federal income tax purposes. An entity that would otherwise be classified as a partnership is a publicly traded partnership if (i) interests in the entity are traded on an established securities market or (ii) interests in the entity are readily tradable on a secondary market or the substantial equivalent thereof.

A publicly traded partnership will, however, be treated as a partnership, and not as a corporation for U.S. federal income tax purposes, if 90% or more of its gross income during each taxable year consists of “qualifying income” within the meaning of the Code and it is not required to register as an investment company under the 1940 Act. Qualifying income generally includes interest (other than from a financial business), dividends, gains from the sale or other disposition of capital assets that generally produces dividends or interest, and certain other types of income generally not expected to be relevant to GI Delaware. We estimate that our investments will earn interest and dividends (including dividends from our U.S. subsidiaries and interest), capital gains, and other types of qualifying income. No assurance can be given as to the types of income that will be earned in any given year.

While we believe that under existing law we will be treated as a publicly traded partnership, we intend to manage our investments so that we will satisfy the qualifying income exception to the extent reasonably possible. There can be no assurance, however, that we will do so or that the IRS would not challenge our compliance with the qualifying income requirements and, therefore, assert that we should be taxable as a corporation for U.S. federal income tax purposes.

While we are organized as a limited liability company and intend to operate so that we will qualify to be treated for U.S. federal income tax purposes as a partnership, and not as an association or a publicly traded partnership taxable as a corporation, given the highly complex nature of the rules governing partnerships, the ongoing importance of factual determinations, and the possibility of future changes in our circumstances, no assurance can be given by us that we will so qualify for any particular year. As described above, our taxation as a partnership that is not a publicly traded partnership taxable as a corporation will depend on our ability to meet, on a continuing basis, through actual operating results, the “qualifying income exception” discussed above. No assurance can be given that the actual results of our operations for any taxable year will satisfy this qualifying income exception.

The references to “GI Delaware shareholders” in the discussion that follows are to persons who are treated as partners in GI Delaware for U.S. federal income tax purposes.

Tax Considerations for U.S. Holders of the Ownership and Disposition of GI Delaware Common Shares

(a)	Flow-Through of Taxable Income

Subject to the discussion below under “—Entity-Level Collections,” GI Delaware will not pay any U.S. federal income tax. Instead, each GI Delaware shareholder will be required to report on his income tax return his share of GI Delaware’s income, gains, losses and deductions for our taxable year ending with or within his taxable year without regard to whether we make cash distributions to him. Consequently, we may allocate income to a GI Delaware shareholder even if he has not received a cash distribution. Our taxable year ends on December 31. The characterization of an item of our income, gain, loss, deduction or credit generally will be determined at our (rather than at the holder’s) level.

(b)	Treatment of Distributions

Distributions by us to a GI Delaware shareholder generally will not be taxable to the GI Delaware shareholder for U.S. federal income tax purposes, except to the extent the amount of any such cash distribution exceeds his tax basis in his GI Delaware common shares immediately before the distribution. Our cash distributions in excess of a GI Delaware shareholder’s tax basis generally will be considered to be gain from the sale or exchange of the GI Delaware common shares, taxable in accordance with the rules described under “—Disposition of GI Delaware Common Shares.”

(c)	Basis of Common Shares

A GI Delaware shareholder’s tax basis in the GI Delaware common shares will be increased by his share of our income, and by any increases in his share of our liabilities, if any. That basis will be decreased, but not below zero, by distributions from us, by the GI Delaware shareholder’s share of our deductions and losses, and by any decreases in his share of our liabilities, if any. If the recognition of a GI Delaware shareholder’s allocable share of our losses would reduce its adjusted tax basis for its class A common share below zero, the recognition of such losses by such holder would be deferred to subsequent taxable years and will be allowed if and when such holder had sufficient tax basis so that such losses would not reduce such holder’s adjusted tax basis below zero.

(d)	Limitations on Deductibility of Losses

The deduction by a GI Delaware shareholder of his share of our losses will be limited to the tax basis in his GI Delaware common shares and, in the case of an individual GI Delaware shareholder, estate, trust, or corporate GI Delaware shareholder (if more than 50% of the value of the corporate GI Delaware shareholder’s stock is owned directly or indirectly by or for five or fewer individuals or some tax-exempt organizations), to the amount for which the GI Delaware shareholder is considered to be “at risk” with respect to our activities, if that is less than his tax basis. A GI Delaware shareholder subject to these limitations must recapture losses deducted in previous years to the extent that distributions cause his at-risk amount to be less than zero at the end of any taxable year. Losses disallowed to a GI Delaware shareholder or recaptured as a result of these limitations will carry forward and will be allowable as a deduction to the extent that his at-risk amount is subsequently increased, provided such losses do not exceed such GI Delaware shareholder’s tax basis in his GI Delaware common shares. Upon the taxable disposition of a GI Delaware common share, any gain recognized by a GI Delaware shareholder can be offset by losses that were previously suspended by the at-risk limitation but may not be offset by losses suspended by the basis limitation. Any loss previously suspended by the at-risk limitation in excess of that gain would no longer be utilizable.

In general, a GI Delaware shareholder will be at risk to the extent of the tax basis of his GI Delaware common shares, excluding any portion of that basis attributable to his share of our nonrecourse liabilities, reduced by (i) any portion of that basis representing amounts otherwise protected against loss because of a guarantee, stop loss agreement or other similar arrangement and (ii) any amount of money he borrows to acquire or hold his GI Delaware common shares, if the lender of those borrowed funds owns an interest in us, is related to the GI Delaware shareholder or can look only to the GI Delaware common shares for repayment. A GI Delaware shareholder’s at-risk amount will increase or decrease as the tax basis of the GI Delaware shareholder’s GI Delaware common shares increases or decreases, other than tax basis increases or decreases attributable to increases or decreases in his share of our nonrecourse liabilities.

In addition to the basis and at-risk limitations on the deductibility of losses, the passive loss limitations generally provide that individuals, estates, trusts and some closely-held corporations and personal service corporations can deduct losses from passive activities, which are generally trade or business activities in which the taxpayer does not materially participate, only to the extent of the taxpayer’s income from those passive activities. The passive loss limitations are applied separately with respect to each publicly traded partnership. Consequently, any passive losses we generate will only be available to offset our passive income generated in the future and will not be available to offset income from other passive activities or investments, including our investments or a GI Delaware shareholder’s investments in other publicly traded partnerships, or the GI Delaware shareholder’s salary, active business or other income. Passive losses that are not deductible because they exceed a GI Delaware shareholder’s share of income we generate may be deducted in full when he disposes of his entire investment in us in a fully taxable transaction with an unrelated party. The passive loss limitations are applied after other applicable limitations on deductions, including the basis and at-risk limitations.

Though certain other limitations apply to flow-through operations, we don’t expect these limitations to apply to GI Delaware shareholders because GI Delaware does not intend to operate a trade or business at the partnership level.

(e)	Limitations on Interest Deductions

The deductibility of an individual’s or other non-corporate holder’s “investment interest expense” for U.S. federal income tax purposes is limited to the amount of that holder’s “net investment income”. Investment interest expense would generally include the holder’s allocable share of interest expense incurred by us, if any, and investment interest expense incurred by the holder on any loan incurred to purchase or carry GI Delaware common shares. Net investment income includes gross income from property held for investment and amounts treated as portfolio income, such as dividends and interest, under the passive activity loss rules, less deductible expenses, other than interest, directly connected with the production of investment income. For this purpose, any long-term capital gain or qualifying dividend income of a holder that is a U.S. person that is taxable at long-term capital gains rates is excluded from net investment income, unless the holder elects to pay tax on such gain or dividend income at ordinary income rates.

(f)	Entity-Level Collections

If we are required or elect under applicable law to pay any federal, state, local or foreign income tax on behalf of any GI Delaware shareholder or any former GI Delaware shareholder, we are authorized to pay those taxes from our funds. That payment, if made, will be treated as a distribution of cash to the GI Delaware shareholder on whose behalf the payment was made. Because the documentation we receive may not properly reflect the identities of shareholders at any particular time, we may over-withhold or under-withhold with respect to a particular shareholder. Payments by us as described above could give rise to an overpayment of tax on behalf of an individual GI Delaware shareholder in which event the GI Delaware shareholder would be required to file a claim in order to obtain a credit or refund.

(g)	Allocation of Income, Gain, Loss and Deduction

For each of our fiscal years, items of income, gain, loss, deduction or credit recognized by us will be allocated among the holders of GI Delaware common shares in accordance with their allocable share of GI Delaware’s items of income, gain, loss, deduction and credit. A holder’s allocable share of such items will be determined by the GI Delaware’s limited liability company agreement, provided such allocations either have “substantial economic effect” or are determined to be in accordance with the holder’s interest in us. If the allocations provided by our agreement were successfully challenged by the IRS, the redetermination of the allocations to a particular holder for U.S. federal income tax purposes could be less favorable than the allocations set forth in our agreement.

We may derive taxable income from an investment that is not matched by a corresponding distribution of cash. This could occur, for example, if we used cash to make an investment or to pay liabilities instead of distributing profits. In addition, our investment practices could be subject to special provisions under the Code that, among other things, may affect the timing and character of the gains or losses recognized by us. These provisions may also require us to accrue original issue discount or be treated as having sold securities for their fair market value, both of which may cause us to recognize income without receiving cash with which to make distributions. To the extent that there is a discrepancy between our recognition of income and our receipt of the related cash payment with respect to such income, income likely will be recognized prior to our receipt and distribution of cash. Accordingly, it is possible that the U.S. federal income tax liability of a holder with respect to its allocable share of our earnings in a particular taxable year could exceed the cash distributions to the holder for the year, thus giving rise to an out-of-pocket payment by the holder.

(h)	Recognition of Gain or Loss on the Disposition of a GI Delaware Common Share

Gain or loss will be recognized on a sale of GI Delaware common shares equal to the difference between the amount realized and the GI Delaware shareholder’s tax basis in the GI Delaware common shares sold. A GI Delaware shareholder’s amount realized will be measured by the sum of the cash and the fair market value of other property received by him plus his share of our nonrecourse liabilities. Because the amount realized includes a GI Delaware shareholder’s share of our nonrecourse liabilities, the gain recognized on the sale of GI Delaware common shares could result in a tax liability in excess of any cash received from the sale.

Except as noted below, gain or loss recognized by a GI Delaware shareholder on the sale or exchange of a GI Delaware common share will generally be taxable as capital gain or loss. A portion of such gain may be treated as ordinary income for U.S. federal income tax purposes to the extent attributable to the holder’s allocable share of unrealized gain or loss in our assets that consist of certain unrealized receivables or inventory (if any). Capital gain recognized by an individual on the sale of GI Delaware common shares held for more than twelve months will generally be taxed at the U.S. federal income tax rate applicable to long-term capital gains. Capital losses may offset capital gains and no more than $3,000 of ordinary income, in the case of individuals, and may only be used to offset capital gains in the case of corporations.

The IRS has ruled that a partner who acquires interests in a partnership in separate transactions must combine those interests and maintain a single adjusted tax basis for all those interests. Upon a sale or other disposition of less than all of those interests, a portion of that tax basis must be allocated to the interests sold using an “equitable apportionment” method, which generally means that the tax basis allocated to the interest sold equals an amount that bears the same relation to the partner’s tax basis in his entire interest in the partnership as the value of the interest sold bears to the value of the partner’s entire interest in the partnership. A selling GI Delaware shareholder who can identify GI Delaware common shares transferred with an ascertainable holding period may elect to use the actual holding period of the GI Delaware common shares transferred. Thus, according to the ruling discussed above, a GI Delaware shareholder will be unable to select high or low basis GI Delaware common shares to sell as would be the case with corporate stock, but, according to the U.S. Treasury Regulations, he may designate specific GI Delaware common shares sold for purposes of determining the holding period of GI Delaware common shares transferred. A GI Delaware shareholder electing to use the actual holding period of GI Delaware common shares transferred must consistently use that identification method for all subsequent sales or exchanges of GI Delaware common shares. A GI Delaware shareholder considering the purchase of additional GI Delaware common shares or a sale of GI Delaware common shares purchased in separate transactions is urged to consult his tax advisor as to the possible consequences of this ruling and application of the U.S. Treasury Regulations.

(i)	Allocations Between Transferors and Transferees

Section 706 of the Code provides that items of partnership income and deductions must be allocated between transferors and transferees of GI Delaware common shares. We will apply certain assumptions and conventions in an attempt to comply with applicable rules and to report income, gain, loss, deduction and credit to holders in a manner that reflects such holders’ beneficial shares of GI Delaware’s items. These conventions are designed to more closely align the receipt of cash and the allocation of income between holders of GI Delaware common shares, but these assumptions and conventions may not be in compliance with all aspects of applicable tax requirements. In addition, as a result of such allocation method, you may be allocated income even if you do not receive any distributions.

If our conventions are not allowed by the Regulations (or only apply to transfers of less than all of a holder’s shares) or if the IRS otherwise does not accept our conventions, the IRS may contend that our income or losses must be reallocated among the holders of GI Delaware common shares. If such a contention were sustained, certain holders’ respective tax liabilities would be adjusted to the possible detriment of certain other holders. The board of directors is authorized to revise our method of allocation between transferors and transferees (as well as among holders whose interests otherwise could vary during a taxable period).

(j)	Notification Requirements

A GI Delaware shareholder who sells any of his GI Delaware common shares is generally required to notify us in writing of that sale within 30 days after the sale (or, if earlier, January 15 of the year following the sale). A purchaser of GI Delaware common shares who purchases GI Delaware common shares from another GI Delaware shareholder is also generally required to notify us in writing of that purchase within 30 days after the purchase. Upon receiving such notifications, we are required to notify the IRS of that transaction and to furnish specified information to the transferor and transferee. Failure to notify us of a purchase may, in some cases, lead to the imposition of penalties. However, these reporting requirements do not apply to a sale by an individual who is a citizen of the United States and who effects the sale or exchange through a broker who will satisfy such requirements.

Tax Considerations for Non-U.S. Holders of the Ownership and Disposition of GI Delaware Common Shares

Special rules apply to a holder of GI Delaware common shares that is a non-U.S. person. Non-U.S. Holders are subject to U.S. withholding tax at a 30% rate on the gross amount of interest, dividends and other fixed or determinable annual or periodical income received from sources within the United States if such income is not treated as effectively connected with a trade or business within the United States. The 30% rate may be reduced or eliminated under the provisions of an applicable income tax treaty between the United States and the country in which the non-U.S. person resides or is organized. Whether a non-U.S. person is eligible for such treaty benefits will depend upon the provisions of the applicable treaty as well as the treatment of us under the laws of the non-U.S. person’s jurisdiction. The 30% withholding tax rate does not apply to certain portfolio interest on obligations of U.S. persons allocable to certain non-U.S. persons. Moreover, non-U.S. persons generally are not subject to U.S. federal income tax on capital gains if (i) such gains are not effectively connected with the conduct of a U.S. trade or business of such non-U.S. person; (ii) a tax treaty is applicable and such gains are not attributable to a permanent establishment in the United States maintained by such non-U.S. person; or (iii) such non-U.S. person is an individual and is not present in the United States for 183 or more days during the taxable year (assuming certain other conditions are met).

Non-U.S. persons treated as engaged in a U.S. trade or business are subject to U.S. federal income tax at the graduated rates applicable to U.S. persons on their net income that is considered to be effectively connected with such U.S. trade or business. Non-U.S. persons that are corporations may also be subject to a 30% branch profits tax on such effectively connected income. The 30% rate applicable to branch profits may be reduced or eliminated under the provisions of an applicable income tax treaty between the United States and the country in which the non-U.S. person resides or is organized.

While it is expected that our method of operation will not result in a determination that we are engaged in a U.S. trade or business, there can be no assurance that the IRS will not assert successfully that we are engaged in a U.S. trade or business, with the result that some portion of our income is properly treated as effectively connected income with respect to non-U.S. holders. If a holder who is a non-U.S. person were treated as being engaged in a U.S. trade or business in any year because of an investment in our GI Delaware common shares in such year, such holder generally would be (i) subject to withholding by us on its distributive share of our income effectively connected with such U.S. trade or business, (ii) required to file a U.S. federal income tax return for such year reporting its allocable share, if any, of income or loss effectively connected with such trade or business, including certain U.S. source income not effectively connected with such trade or business, and (iii) required to pay U.S. federal income tax at regular U.S. federal income tax rates on any such income (state and local income taxes and filings may also apply in that event). Any amount so withheld would be creditable against such non-U.S. person’s U.S. federal income tax liability, and such non-U.S. person could claim a refund to the extent that the amount withheld exceeded such non-U.S. person’s U.S. federal income tax liability for the taxable year. Finally, if we were treated as being engaged in a U.S. trade or business, a portion of any gain recognized by a holder who is a non-U.S. person on the sale or exchange of its GI Delaware common shares could be treated for U.S. federal income tax purposes as effectively connected income, and hence such non-U.S. person could be subject to U.S. federal income tax on the sale or exchange.

Generally, under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) provisions of the Code, non-U.S. persons are subject to U.S. tax in the same manner as U.S. persons on any gain realized on the disposition of an interest, other than an interest solely as a creditor, in U.S. real property. An interest in U.S. real property includes stock in a U.S. corporation (except for certain stock of publicly traded U.S. corporations) if interests in U.S. real property constitute 50% or more by value of the sum of the corporation’s assets used in a trade or business, its U.S. real property interests and its interests in real property located outside the United States (a “United States Real Property Holding Corporation” or “USRPHC”). Consequently, a non-U.S. person who invests directly in U.S. real estate, or indirectly by owning the stock of a USRPHC, will be subject to tax under FIRPTA on the disposition of such investment. The FIRPTA tax will also apply if the non-U.S. person is a holder of an interest in a partnership that owns an interest in U.S. real property or an interest in a USRPHC. If we make investments in USRPHCs, each non-U.S. person will be subject to U.S. tax under FIRPTA on such holder’s allocable share of any gain realized on the disposition of a FIRPTA interest and will be subject to the filing requirements discussed above.

Although each non-U.S. holder is required to provide an IRS Form W-8, we may not be able to provide complete information related to the tax status of our investors to our subsidiaries for purposes of obtaining reduced rates of withholding on behalf of our investors. Accordingly, to the extent we receive dividends from a U.S. corporation, your allocable share of distributions of such dividends will be subject to U.S. withholding tax at a rate of 30% unless relevant tax status information is provided. If such information is not provided and you would not be subject to U.S. tax based on your tax status or are eligible for a reduced rate of U.S. withholding, you may need to take additional steps to receive a credit or refund of any excess withholding tax paid on your account, which may include the filing of a non-resident U.S. income tax return with the IRS. Among other limitations, if you reside in a treaty jurisdiction which does not treat us as a pass-through entity, you may not be eligible to receive a credit or refund of any excess U.S. withholding taxes paid on your account. You should consult your tax advisors regarding the treatment of U.S. withholding taxes.

In general, different rules from those described above apply in the case of non-U.S. persons subject to special treatment under U.S. federal income tax law, including a non-U.S. person (i) who has an office or fixed place of business in the United States or is otherwise carrying on a U.S. trade or business; (ii) who is an individual present in the United States for 183 or more days or has a “tax home” in the United States for U.S. federal income tax purposes; or (iii) who is a former citizen or resident of the United States.

Prospective holders who are non-U.S. persons are urged to consult their tax advisors with regard to the U.S. federal income tax consequences to them of acquiring, holding and disposing of GI Delaware common shares, as well as the effects of state, local and non-U.S. tax laws, as well as eligibility for any reduced withholding benefits.

Information Returns and Audit Procedures

We intend to furnish to each GI Delaware shareholder, as soon as reasonably practical after the close of each calendar year, specific tax information, including a Schedule K-1, which describes his share of our income, gain, loss and deduction for our preceding taxable year. In preparing this information, which will not be reviewed by counsel, we will take various accounting and reporting positions, some of which have been mentioned earlier, to determine each GI Delaware shareholder’s share of income, gain, loss and deduction. We cannot assure you that those positions will yield a result that conforms to the requirements of the Code, U.S. Treasury Regulations or administrative interpretations of the IRS. We cannot assure GI Delaware shareholders that the IRS will not successfully contend in court that those positions are impermissible. Any challenge by the IRS could negatively affect the value of our GI Delaware common shares.

The IRS may audit our U.S. federal income tax information returns. Adjustments resulting from an IRS audit may require each GI Delaware shareholder to adjust a prior year’s tax liability, and possibly may result in an audit of his return. Any audit of a GI Delaware shareholder’s return could result in adjustments not related to our returns as well as those related to our returns.

Partnerships generally are treated as separate entities for purposes of federal tax audits, judicial review of administrative adjustments by the IRS and tax settlement proceedings. The tax treatment of partnership items of income, gain, loss and deduction are determined in a partnership proceeding rather than in separate proceedings with the partners. A GI Delaware shareholder must file a statement with the IRS identifying the treatment of any item on his U.S. federal income tax return that is not consistent with the treatment of the item on our return. Intentional or negligent disregard of this consistency requirement may subject a GI Delaware shareholder to substantial penalties.

If the IRS makes audit adjustments to our income tax returns, it may assess and collect any taxes (including any applicable penalties and interest) resulting from such audit adjustment directly from us. Similarly, if the IRS makes audit adjustments to income tax returns filed by an entity in which we are a member or partner, it may assess and collect any taxes (including penalties and interest) resulting from such audit adjustment directly from such entity. Generally, we expect to elect to have our GI Delaware shareholders take any such audit adjustment into account in accordance with their interests in us during the taxable year under audit, but there can be no assurance that such election will be effective in all circumstances. If, as a result of any such audit adjustment, we are required to make payments of taxes, penalties and interest, our cash available for distribution to our GI Delaware shareholders might be substantially reduced.

Additionally, we are required to designate a partner, or other person, with a substantial presence in the United States as the partnership representative (“Partnership Representative”). The Partnership Representative will have the sole authority to act on our behalf for purposes of, among other things, U.S. federal income tax audits and judicial review of administrative adjustments by the IRS. If we do not make such a designation, the IRS can select any person as the Partnership Representative. We intend to designate Fox Paine & Company, LLC as the Partnership Representative. Further, any actions taken by us or by the Partnership Representative on our behalf with respect to, among other things, U.S. federal income tax audits and judicial review of administrative adjustments by the IRS, will be binding on us and all of the GI Delaware shareholders.

It is the responsibility of each GI Delaware shareholder to investigate the legal and tax consequences, under the laws of pertinent states, localities and foreign jurisdictions, of his investment in us. Accordingly, each GI Delaware shareholder is urged to consult his own tax counsel or other advisor with regard to those matters. Further, it is the responsibility of each GI Delaware shareholder to file all state, local and foreign, as well as U.S. federal tax returns, that may be required of him.

THE U.S. FEDERAL INCOME TAX CONSIDERATIONS SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY. EACH GI CAYMAN ORDINARY SHAREHOLDER IS URGED TO CONSULT HIS OR HER TAX ADVISOR AS TO THE PARTICULAR CONSEQUENCES THAT MAY APPLY TO SUCH SHAREHOLDER.

Cayman Tax Considerations

Certain Cayman Islands Tax Considerations

It is the responsibility of all persons holding GI Cayman ordinary shares to inform themselves as to any tax consequences from their investment, as well as any foreign exchange or other fiscal or legal restrictions, which are relevant to their particular circumstances in connection with the acquisition, holding or disposition of GI Cayman ordinary shares.

There is, at present, no direct taxation in the Cayman Islands and interest, dividends and gains payable to us will be received free of all Cayman Islands taxes. We have received an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no law that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising from us, or to the shareholders thereof, in respect of any such property or income.

Bermuda Tax Considerations

Certain Bermuda Tax Considerations

At the present time, there is no Bermuda income or profits tax, withholding tax, capital gains tax, capital transfer tax, estate duty or inheritance tax payable by GI Bermuda or by its shareholders in respect of GI Bermuda’s shares. GI Bermuda has obtained an assurance from the Minister of Finance of Bermuda under the Exempted Undertakings Tax Protection Act 1966 that, in the event that any legislation is enacted in Bermuda imposing any tax computed on profits or income, or computed on any capital asset, gain or appreciation or any tax in the nature of estate duty or inheritance tax, such tax shall not, until March 31, 2035, be applicable to GI Bermuda or to any of its operations or to its shares, debentures or other obligations except insofar as such tax applies to persons ordinarily resident in Bermuda or is payable by us in respect of real property owned or leased by us in Bermuda.

DESCRIPTION OF GLOBAL INDEMNITY GROUP, LLC SHARE CAPITAL

The following description of GI Delaware’s share capital is a summary. This summary is subject to the Delaware Limited Liability Company Act (the “DLLCA”) and to the complete text of GI Delaware’s certificate of formation attached as Annex E and its limited liability company agreement (which will be adopted by GI Delaware substantially in the form attached as Annex F prior to the Effective Time) (collectively, the “GI Delaware LLC Documents”). We encourage you to read the DLLCA and those documents carefully.

There are differences between GI Cayman’s memorandum and articles of association (the “GI Cayman MOA”) and the GI Delaware LLC Documents as they will be in effect immediately following the Transaction, including, among other things:

(1)

eliminating matters that will no longer be required by our governing laws (i.e., certain provisions of the GI Cayman MOA will not be replicated in the GI Delaware LLC Documents, or will be addressed differently, because such provisions were required by Cayman Islands laws but are not required by the DLLCA);

(2)	changes to include matters customarily addressed by the governing documents of publicly traded Delaware limited liability companies but which were not addressed in the GI Cayman MOA; and

(3)	changes to reflect differences in legal practices and procedures between Delaware limited liability companies and Cayman Islands limited companies.

See “Comparison of Rights of Shareholders and Powers of the Board of Directors.” Except where otherwise indicated, the description below reflects the GI Delaware LLC Documents, substantially as those documents will be in effect upon consummation of the Transaction.

Capital Structure

Authorized Share Capital

The authorized share capital of GI Delaware immediately after the Transaction will be identical to the authorized share capital of GI Cayman, consisting of 600,000,000 class A common shares, 300,000,000 class B common shares and 100,000,000 preferred shares. The GI Delaware LLC Agreement will authorize the Board of Directors of GI Delaware (the “GI Delaware Board”) to:

(1)	authorize and issue additional shares of any existing class or series of shares; and

(2)

(x) create new classes or series of shares, with such distinctive designations, preferences and other rights (including voting rights), and such qualifications, limitations or restrictions, as set forth in writing creating such new class or series (such writing, a “Share Designation”) and (y) authorize and issue shares of any such newly created class or series.

Issued Share Capital

Immediately after the Transaction, the issued and outstanding share capital of GI Delaware will be identical to the issued and outstanding share capital of GI Cayman as of immediately prior to the effectiveness of the Transaction, except that, if determined by the Board of GI Cayman to be advantageous to the shareholders of GI Delaware following the Effective Time for GI Delaware to be treated as a partnership for U.S. federal income tax purposes prior to the Effective Time, GI Delaware may issue up to one percent (1%) of the number of issued and outstanding shares of GI Delaware class A common shares (calculated assuming effectiveness of the Scheme of Arrangement and the transactions contemplated thereby) to a subsidiary of GI Cayman (or to a third party) for fair value prior to the Effective Time.

Preemptive Rights, Warrants and Options

The DLLCA does not provide any statutory preemptive rights. Except as may be set forth in any Share Designation, the GI Delaware LLC Documents will not provide shareholders with any preemptive, preferential or similar rights with respect to the issuance of shares of GI Delaware. The DLLCA does not restrict the ability of the directors of GI Delaware to issue warrants or options relating to the underlying shares of GI Delaware. The GI Delaware LLC Agreement will authorize the GI Delaware Board to issue options, rights, warrants and appreciation rights relating to shares at any time for any purpose to such persons and for such consideration, and on such other terms and conditions, as the GI Delaware Board may determine.

As a Nasdaq-listed company, GI Delaware will be subject to the rules of Nasdaq, like GI Cayman presently is, and such rules require shareholder approval of share issuances in certain circumstances.

Distributions

The GI Delaware LLC Agreement will authorize the GI Delaware Board, subject to the applicable provisions of the DLLCA, to declare and pay distributions of cash or other assets to the shareholders at any time, and from time to time, subject to the terms of any Share Designation. Under the DLLCA, a limited liability company may not make a distribution to its shareholders if, after giving effect to the distribution, the liabilities of the limited liability company (other than liabilities to members on account of their limited liability company interests and liabilities for which the recourse of creditors is limited to specified property of the limited liability company) would exceed the fair value of its assets (except that the fair value of property that is subject to a liability for which the recourse of creditors is limited shall be included in the assets of the limited liability company only to the extent that the fair value of that property exceeds that liability).

Except as may be set forth in any Share Designation, any distributions declared by the GI Delaware Board must be paid to the holders of class A common shares and class B common shares on a pro rata basis. Any additional classes or series of shares created by the GI Delaware Board pursuant to a Share Designation may rank senior, equal or junior to the class A common shares and class B common shares with respect to distributions. The GI Delaware LLC Agreement will authorize GI Delaware to withhold from payments or other distributions to the shareholders, and to pay over to any U.S. federal, state or local government or any foreign government, any amounts required to be so withheld pursuant to the Code or any other applicable tax law.

Share Repurchases, Redemptions and Conversions

Repurchases and Redemptions by GI Delaware

The GI Delaware LLC Agreement will authorize the GI Delaware Board to (i) issue shares that may or are required to be redeemed at the option of the shareholder or GI Delaware and (ii) purchase any class or series of shares from any shareholders, in each case, on such terms and in such manner as the GI Delaware Board determines.

Each GI Delaware class B common share will be convertible at any time, at the option of the holder thereof, into such number of fully paid and non-assessable GI Delaware class A common shares at the then-applicable “Conversion Ratio” set forth in the GI Delaware LLC Agreement. The Conversion Ratio initially will be 1:1, and is subject to adjustment for any share dividends or forward or reverse share splits of GI Delaware class A common shares, or any other reclassification or other similar transaction affecting the number or composition of the class A common shares, in each case, where the class B common shares have not been proportionately affected thereby.

If the GI Delaware Board determines that any shareholder’s ownership of shares will result in any non-de minimis adverse tax, legal or regulatory consequence to GI Delaware, any subsidiary of GI Delaware or any other direct or indirect holder of shares in GI Delaware (an “Adverse Consequence Determination”), GI Delaware will have the option, at its sole discretion, to (i) redeem, (ii) repurchase, or (iii) assign to a third party the right to purchase, the minimum number of shares held by such shareholder as is necessary to eliminate such non-de minimis adverse tax, legal or regulatory consequence. If the applicable shares (i) are traded on a national securities exchange, they will be sold for fair market value as determined by the GI Delaware Board based on the last sales price per share as of the close of trading of such National Securities Exchange or, if there is no such last sales price, the average of the bid and ask price per such share, in each case, for the eight (8) trading days prior to such date or (ii) not traded on a national securities exchange, they will be sold for fair market value as determined by the GI Delaware Board; subject to such shareholder’s right to challenge such valuation and require GI Delaware to retain an independent appraiser to determine the value of such shares.

Share Distributions; Splits, Subdivisions or Combinations of Shares

The GI Delaware LLC Agreement will authorize the GI Delaware Board to declare and pay to the shareholders distributions in the form of additional shares, or effect a split, subdivision or combination of shares of any class or series at any time, subject to the applicable provisions of the DLLCA and any Share Designation.

Consolidation and Division; Subdivision

As set forth above, the “Conversion Ratio” is subject to adjustment for any share dividends or forward or reverse share splits, or any other reclassification or other similar transaction affecting the number or composition of the class A common shares or class B common shares, in each case, where the other class of common shares has not been proportionately affected thereby.

Voting Rights

The GI Delaware LLC Agreement will provide that, except (i) with respect to the right of Class B Majority Shareholders to appoint and remove the Designated Directors and (ii) with respect to certain amendments to the GI Delaware LLC Agreement, each as described below, the holders of class A common shares and class B common shares vote together as a single class on all matters on which holders of common shares are entitled to vote. Preferred shares (and any additional class of common shares) will have such voting rights (if any) as shall be specifically set forth in the applicable Share Designation.

Approval of any matter by holders of common shares will require the affirmative vote of holders of class A common shares and class B common shares, voting together as a single class, either (A) at a meeting of shareholders at which a quorum is present, by a majority of the votes cast or (B) by action by consent of the shareholders, by a majority of the voting power represented by all outstanding class A common shares and class B common shares, in each case, (A) and (B), with the holders of class A common shares entitled to cast 1 vote for each class A common share held by them and holders of class B common shares entitled to cast 10 votes for each class B common share held by them (such approval, “Common Shareholder Approval”), except (i) to the extent that Nasdaq rules (or other applicable law or stock exchange rules) require approval by a greater percentage of shares and (ii) with respect to certain amendments to the GI Delaware LLC Agreement, as described below. In the case of a tie on any vote of shareholders, the chairman of the meeting will have the right to cast the deciding vote.

On any matter that is to be voted on by the shareholders at a meeting of shareholders, the shareholders may vote in person or by proxy.

Variation of Rights of a Class of Shares

If any proposed amendment to the GI Delaware LLC Agreement would materially and disproportionately affect the rights, powers or privileges of any class of shares as compared to the effect thereon on other classes of shares, then such amendment will also require the prior approval of a majority of the outstanding shares of such affected class, voting as a separate class.

Information Rights

The GI Delaware LLC Agreement provides that the shareholders’ rights to information are limited to such information as shall be filed by GI Delaware with the SEC or included in any annual report or other communications from time to time, and such tax information (if any) GI Delaware may send to its shareholders, and no shareholder shall have the right to obtain or access any other information, including any books and records, of GI Delaware (or its subsidiaries).

Each shareholder (other than a Class B Majority Shareholder) agrees to maintain the confidentiality of any non-public information provided to such shareholder by or on behalf of GI Delaware relating to GI Delaware or its affiliates; provided that such shareholder may disclose any such information in certain limited instances.

Voting Rights on Business Combinations and Sale of Substantially all GI Delaware’s Assets

The GI Delaware LLC Agreement will require Common Shareholder Approval (as defined below) for:

•

any merger, consolidation, conversion or division of GI Delaware, unless (A) the GI Delaware Board has received an opinion of counsel that such transaction would not result in the loss of the limited liability of any shareholder, and (B) the primary purpose of such transaction is to effect a mere change in the legal form of GI Delaware into another limited liability entity; or

•

any sale of all or substantially all of the assets of GI Delaware to any person other than a wholly-owned subsidiary of GI Delaware (and “substantially all of the assets” will mean assets having an a net book value (after taking into account any liabilities to which such assets are subject) equal to or greater than 80% of the total shareholders’ equity of GI Delaware, in each case, as set forth on the latest annual or quarterly consolidated balance sheet of GI Delaware filed with the SEC.

Appraisal Rights

The DLLCA does not provide appraisal rights to members of a limited liability company unless such rights are explicitly included in its limited liability company agreement.

The GI Delaware LLC Agreement will not provide for any appraisal rights, except to the limited extent provided with respect to the required redemption or repurchase of shares in the event of an Adverse Consequence Determination, as described above under “Repurchases and Redemptions by GI Delaware.” For the avoidance of doubt, the GI Delaware LLC Agreement will expressly provide that shareholders will not be entitled to dissenters’ rights of appraisal in the event of a merger, consolidation, conversion, division, sale of all or substantially all of the assets of GI Delaware or GI Delaware’s subsidiaries, or any other similar transaction or event.

Disclosure of Interests in Shares

The DLLCA does not require a shareholder to notify GI Delaware of its ownership of shares or other interests in GI Delaware.

The Securities Exchange Act of 1934 (the “Exchange Act”) requires that any person or group (as defined in the Exchange Act) beneficially owning 5% or more of GI Delaware’s common shares comply with the reporting requirements under Regulation 13D-G of the Exchange Act and disclose such ownership.

GI Delaware shall be entitled to obtain such other information about each shareholder (and each beneficial owner of shares) as shall be necessary or appropriate in connection with such shareholder’s ownership of shares and in order to permit GI Delaware to carry out its obligations under the GI Delaware LLC Agreement.

Anti-Takeover Provisions

Share Issuances; Transfer Restriction

The GI Delaware Board will have the authority to issue any authorized but unissued shares of any existing class or series of shares and to create additional classes or series of shares pursuant to a Share Designation and authorize and issue shares of any such newly created class or series.

The GI Delaware LLC Agreement will authorize the GI Delaware Board to decline to approve or register any purported transfer of shares:

•	in the event of an Adverse Consequence Determination;

•

unless (x) such transfer has been registered under the Securities Act or (y) an opinion from counsel acceptable to the GI Delaware Board shall have been delivered to GI Delaware to the effect that registration of such transfer under the Securities Act is not required; or

•	if the transfer has not been approved by any applicable governmental entities whose approval is required.

The GI Delaware Board will have the authority to request such information as it may request for the purpose of determining whether any transfer should be permitted. If such information is not provided, the GI Delaware Board may decline to recognize, approve or authorize such transfer. Any transfer or purported transfer of any shares in violation of the GI Delaware LLC Agreement will be of no force or effect and null and void ab initio.

Notwithstanding anything to the contrary above, nothing will prevent the settling of any transaction involving shares entered into through Nasdaq or any other applicable national securities exchange.

Corporate Governance

Annual Shareholder Meetings

The GI Delaware LLC Agreement will provide that an annual meeting of shareholders will be held at such time and place as the GI Delaware Board determines, with such procedures and guidelines, including those regarding remote communication, as may be adopted by the GI Delaware Board in connection with such annual meeting.

Whenever shareholders are entitled to vote on any matter at a shareholders meeting, a written notice of the meeting shall be given to shareholders entitled to vote, stating the place, date and hour of the meeting (any the means, if any, of remote communications to access such meeting), and the purpose or purposes for which the meeting is called. Written notice of any meeting must be given not less than 10 nor more than 60 days before the date of the meeting to each shareholder entitled to notice of and to vote at such meeting.

Special Shareholder Meetings

The GI Delaware LLC Agreement will provide that special meetings of the shareholders may be called by (i) the chairman of the GI Delaware Board, (ii) in the absence of the chairman of the GI Delaware Board, a majority of the directors then serving on the GI Delaware Board, or (iii) holders of at least 66.67% of the voting power of the outstanding class A common shares and class B common shares, with such voting power measured as if the class A common shares and class B common shares were a single class (“Combined Voting Power”), with class A common shares being entitled to 1 vote per share and class B common shares being entitled to 10 votes per share).

Requirements for Shareholder Nominations and Proposals

Directors (other than the Designated Directors who will be appointed as described below) will be nominated by the GI Delaware Board for election at each shareholders meeting. Shareholders also may nominate candidates for election to the GI Delaware Board and bring business before an annual shareholders meeting, subject to the satisfaction of certain advance notice and minimum share ownership and holding period requirements.

In order for any shareholder (other than a Class B Majority Shareholder) to nominate an individual for election as a director at a shareholders annual meeting, such shareholder must (i) deliver written notice to GI Delaware, between 120 and 150 days prior to the anniversary date of the immediately preceding annual meeting, containing detailed information about the individual to be nominated, the shareholder giving notice, and such other information set forth in the GI Delaware LLC Agreement and (ii) have held shares representing at least 1% of the Combined Voting Power of the outstanding class A common shares and class B common shares for a continuous period of 2 years prior to the date of such notice (and must continue to hold such shares through the record date for the determination of shareholders entitled to notice of and to vote at such meeting).

No business may be transacted at a shareholders meeting unless it is included in the notice of such meeting. In order for any business to be brought by a shareholder at an annual meeting, such shareholder must (i) deliver written notice to GI Delaware, between 120 and 150 days prior to the anniversary date of the immediately preceding annual meeting, containing a description of the business and reasons therefor, detailed information regarding the shareholder giving notice, and such other information set forth in the GI Delaware LLC Agreement and (ii) have held shares representing at least 1% of the Combined Voting Power of the outstanding class A common shares and class B common shares for a continuous period of 2 years prior to the date of such notice (and must continue to hold such shares through the record date for the determination of shareholders entitled to notice of and to vote at such meeting).

Shareholder Action by Written Consent

The GI Delaware LLC Agreement will provide that the shareholders may act by written or electronic consent executed and delivered by shareholders holding at least the Combined Voting Power necessary to approve such action.

Composition of the Board of Directors; Election and Removal of Directors; Filling Vacancies

The GI Delaware LLC Agreement will provide that the number of directors comprising the GI Delaware Board will be fixed by the GI Delaware Board from time to time (and, if not fixed, will be a minimum of 1 and an unlimited maximum number of directors).

Directors (other than Designated Directors (as defined below)) will be elected at each annual meeting of shareholders by a plurality of the votes of outstanding shares present in person or represented by proxy and entitled to vote on the election of directors. If, at any time, there shall be a Class B Majority Shareholder, then such Class B Majority Shareholder will have the right to appoint, in connection with each annual meeting of shareholders, a number of directors (the “Designated Directors”) to the GI Delaware Board as is proportionate to the aggregate voting power of all shares then held by the Class B Majority Shareholder (as a percentage of the voting power represented by all outstanding shares), rounded up to the nearest whole number of directors.

“Class B Majority Shareholder” means any person or any “group” (as defined in the Exchange Act) that, together with their respective affiliates (and each of their respective successors), beneficially holds (i) a majority of the outstanding class B common shares and (ii) shares representing an aggregate of at least 25% of GI Delaware’s voting power.

The GI Delaware LLC Agreement will provide that, subject to the rights of holders of any shares set forth in a Share Designation, any directors who are not Designated Directors may be removed with or without cause, upon

Common Shareholder Approval, taken either at a shareholders meeting called for such purpose or by written or electronic consent. Designated Directors may be removed, with or without cause, only by the Class B Majority Shareholder (for so long as there continues to be a Class B Majority Shareholder).

The GI Delaware LLC Agreement will provide that any vacancy on the GI Delaware Board that results from an increase in the number of directors may be filled by a majority vote of the directors then in office, even if less than a quorum, or by a sole remaining director, based on the recommendation of the Chairman of the GI Delaware Board, except that any such vacancy may be filled by the Class B Majority Shareholder if, and to the extent, necessary to ensure that the number of Designated Directors, after giving effect to the filling of such vacancy, is proportionate to the aggregate voting power of all shares then held by the Class B Majority Shareholder (as a percentage of the voting power represented by all outstanding shares), rounded up to the nearest whole number of directors.

The GI Delaware LLC Agreement will provide that any vacancies on the GI Delaware Board resulting from the resignation, removal, death or disability of:

•

any director (other than a Designated Director) will be filled only by the GI Delaware Board, based upon the recommendation of the chairman of the GI Delaware Board, upon the affirmative vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director; and

•

any Designated Director will be filled only by the Class B Majority Shareholder (for so long as there shall be a Class B Majority Shareholder, and thereafter, such vacancy will be filled by a majority of the remaining directors as described in the first clause above).

Each director will be elected (or, in the case of the Designated Directors, appointed by the Class B Majority Shareholder) to serve a one-year term and shall serve until their successor is duly elected (or, in the case of the Designated Directors, appointed by the Class B Majority Shareholder) or the earliest to occur of their resignation, removal (as described above) or death.

Dissolution; Rights upon Liquidation

Pursuant to the GI Delaware LLC Agreement, GI Delaware may be dissolved only upon the approval of the GI Delaware Board or if it ceases to have any shareholders. Each shareholder will be deemed to have waived any and all right to seek judicial dissolution of GI Delaware pursuant to Section 18-802 of the DLLCA or otherwise.

Upon any such dissolution, GI Delaware will be wound up and its assets will be distributed (a) to its creditors, including shareholders and directors who are creditors, (b) to the shareholders and former shareholders in satisfaction of liabilities for distributions and (c) to the shareholders, in proportion to the number of shares held by them.

No Share Certificates

Unless otherwise determined by the GI Delaware Board, the shares of GI Delaware will not be certificated.

Stock Exchange Listing

If the Transaction becomes effective, the Transaction will not affect our stock exchange listing. We intend to file an application for the class A common shares to be listed upon the Effective Time on Nasdaq under the symbol “GBLI,” the same symbol under which the GI Cayman A ordinary shares are currently listed. We anticipate that such listing will be approved by Nasdaq in advance of the Effective Time, subject to official notice of issuance. We do not currently intend to list the GI Delaware class A common shares on any stock exchange other than Nasdaq.

No Sinking Fund

The GI Delaware common shares will have no sinking fund provision.

No Liability for Further Calls or Assessments

All shares issued pursuant to and in accordance with the GI Delaware LLC Agreement will be fully paid and non-assessable limited liability company interests in GI Delaware, except as such non-assessability may be affected by Sections 18-607 and 18-804 of the DLLCA.

Transfer and Registration of Shares

The officers of GI Delaware will keep or cause to be kept on behalf of GI Delaware a share register. In furtherance of the foregoing, GI Delaware may appoint a bank, trust company or other person to act as registrar and transfer agent. When a person (such as a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing) is acting as nominee, agent or in some other representative capacity for another person in acquiring or holding shares, as between GI Delaware, on the one hand, and such other person, on the other, such representative person shall be deemed the record holder of such shares. Accordingly, a transfer of shares from a person who holds such shares beneficially through a representative person to a person who will also hold such shares beneficially through the same representative person will not be registered in GI Delaware’s official share register, as the representative person will remain the record holder of such shares.

GI Delaware will not recognize a transfer until the transfer is registered on the books of GI Delaware or its transfer agent. GI Delaware may also require, as a condition to the registration of any transfer, the payment of an amount necessary to cover any tax or other governmental charge that may be imposed with respect to such transfer.

A person will be admitted as a shareholder and will automatically become bound by the terms, restrictions, duties, obligations and conditions of the GI Delaware LLC Agreement immediately upon such person’s purchase or other acquisition of any share in accordance with the terms and conditions of GI Delaware LLC Agreement, without any requirement that such person execute the GI Delaware LLC Agreement. A person may become a shareholder without the consent or approval of any of the shareholders, but a person may not become a shareholder without acquiring a share. Until a transferee becomes a shareholder, such transferee is not entitled to receive distributions or to any other rights to which the transferor was entitled.

See “Share Issuances; Transfer Restriction” for restrictions on the transfer of shares. The GI Delaware Board may impose additional restrictions on the transfer of shares if the GI Delaware Board determines such restrictions are necessary or advisable to avoid a significant risk of GI Delaware becoming taxable as a corporation for U.S. federal income tax purposes.

Notwithstanding anything to the contrary above, nothing will prevent the settling of any transaction involving shares entered into through Nasdaq or any other applicable national securities exchange.

Limitation of Liability and Indemnification Matters

The GI Delaware LLC Agreement will provide that, to the fullest extent permitted by the DLLCA, no Covered Person (as defined below) will have any duties, at law or in equity, including any fiduciary duties, to GI Delaware, any shareholder or any other person, arising out of, relating to, or in connection with GI Delaware, the conduct of GI Delaware’s business and affairs, or any action or omission taken or omitted to be taken, or consent or approval given or withheld, in each case, in such person’s capacity as a director or shareholder, respectively, whether pursuant to the GI Delaware LLC Agreement or otherwise, other than those duties (if any) expressly set forth in the GI Delaware LLC Agreement (and subject to the implied contractual covenant of good faith and fair dealing, to the extent applicable).

The GI Delaware LLC Agreement will provide that whenever a Covered Person takes any action (or omits to take any action), or is permitted or required to make any decision or determination with respect to GI Delaware or its business and affairs, then, to the fullest extent permitted by law, it will be entitled to take such action (or omit to take such action), or to make such decision or determination, in its sole and absolute discretion, and will be entitled to consider only such interests and factors as it desires, including its own interests, and will have no duty or obligation (fiduciary or otherwise) to give any consideration to any interest of or factors affecting GI Delaware, any of the shareholders or any other Person, and will not be subject to any other or different standards that may otherwise apply.

The GI Delaware LLC Agreement will provide that for all purposes thereof, each Covered Person (in each case, acting in its capacity as such), acting on behalf of GI Delaware or in connection with its business and affairs, will be conclusively presumed to be acting in good faith if it (or, in the case of the GI Delaware Board, a majority of the directors participating in the decision) subjectively believe(s) that the action taken (or omitted to be taken), the consent or approval given or withheld, or the decision or determination made or not made, is in or is not opposed to the best interests of GI Delaware.

The GI Delaware LLC Agreement will provide that, to the fullest extent permitted by the DLLCA, Covered Persons will not be liable to GI Delaware, the shareholders or any other persons for monetary damages for any breach of duties, except in the case of Fraud (as defined below), as determined by a final, non-appealable determination.

“Covered Persons” include each current and former director (including, for the avoidance of doubt, each Designated Director), chairman of the GI Delaware Board and partnership representative, each Class B Majority Shareholder, and each of their respective affiliates, and any director, officer, stockholder, member, manager, partner, employee or representative of any of the foregoing.

“Fraud” means, with respect to any person, an intentional misrepresentation of the material facts or intentional omission or concealment of material facts by such person, which shall be made with (i) knowledge or belief that the representation was materially false or omission or concealment was material (i.e., scienter), (ii) intention to induce the another person to act or refrain from acting, and (iii) the other person acted or failed to act in justifiable reliance upon the misrepresentation, omission or concealment, resulting in material damage to such other person.

Indemnified Persons (as defined below) will be entitled, under the GI Delaware LLC Agreement, to indemnification by GI Delaware, to the fullest extent permitted by the DLLCA, against all losses (including expenses) incurred by such Indemnified Persons in connection with any claims involving such Indemnified Persons in their capacity as Indemnified Persons (other than claims brought by GI Delaware with the prior approval of the GI Delaware Board), except in the case of Fraud, as determined by a final, non-appealable determination. Indemnified Persons will only be entitled to indemnification from GI Delaware for claims brought by such Indemnified Persons if such claims are brought to enforce their rights to indemnification under the GI Delaware LLC Agreement (such claims, together with claims brought against such Indemnified Persons (other than claims brought by GI Delaware with the prior approval of the GI Delaware Board), “Indemnified Claims”). Indemnified Persons will also be entitled to indemnification with respect to claims brought by or against such Indemnified Persons that are not Indemnified Claims if they are successful on the merits with respect to such claims pursuant to a final, non-appealable determination.

Indemnified Persons will be entitled, under the GI Delaware LLC Agreement, to advancement of expenses (including attorneys’ fees) in connection with any Indemnified Claims prior to the resolution thereof upon the receipt by GI Delaware of an undertaking by or on behalf of such Indemnified Persons to repay such amount if it ultimately shall be determined that the Indemnified Persons are not entitled to be indemnified.

“Indemnified Persons” includes each current or former (i) director (including, for the avoidance of doubt, each Designated Director) or executive officer of GI Delaware (and each current and former director and executive officer of GI Delaware’s predecessors (including GI Cayman), (ii) Class B Majority Shareholder (including any member of a “group” (as defined in the Exchange Act) constituting a Class B Majority Shareholder) and each of their respective affiliates and successors, and any director, officer, stockholder, member, manager, partner, employee or representative of any of the foregoing.

The GI Delaware LLC Agreement will permit the GI Delaware Board to indemnify and advance expenses to Persons other than the Indemnified Persons (i.e., officers other than executive officers).

Indemnified Persons will not be denied indemnification because they had an interest in the transaction with respect to which the indemnification applies, so long as the transaction is not otherwise prohibited under the GI Delaware LLC Agreement.

Indemnification and advancement of expenses will be made only out of the assets of GI Delaware, and no Covered Person shall be personally liable for any indemnification or advancement payments.

GI Delaware may enter into one or more agreements with any person that provide for indemnification greater than or different than that provided in the GI Delaware LLC Agreement.

GI Delaware may purchase and maintain insurance on behalf of any Indemnified Person against any liability asserted against and incurred by such Indemnified Person in any capacity in which such Indemnified Person is entitled to indemnification under the GI Delaware LLC Agreement, or arising out of such Indemnified Person’s status as such, whether or not GI Delaware would have the obligation to indemnify such Indemnified Person against such liability under the GI Delaware LLC Agreement.

Governing Law; Choice of Forum

The GI Delaware LLC Agreement will be governed by and construed in accordance with the laws of Delaware without regard to principles of conflict of laws.

The GI Delaware LLC Agreement will require any and all claims by and among GI Delaware, any shareholder, and any director, officer or employee of GI Delaware, or any of their respective affiliates, arising out of or relating to the GI Delaware LLC Agreement, or any rights or obligations thereunder, GI Delaware’s internal affairs, the ownership, transfer or rights or obligations of or with respect to, any shares, or any action or inaction arising out of or relating to any of the foregoing, as well as any question of the arbitrator’s jurisdiction or the existence, scope or validity of the GI Delaware LLC Agreement’s arbitration mechanism, shall be submitted, upon written notice delivered by any party to such claim, to confidential, final and binding arbitration before Judicial Arbitration and Mediation Services, Inc. (“JAMS”), under the JAMS Comprehensive Arbitration Rules and Procedures (the “JAMS Procedures”) in effect at the time, except to the extent such procedures are modified in the GI Delaware LLC Agreement; provided, however, that the foregoing arbitration requirements will not apply with respect to any federal securities laws claims brought under the Securities Act or the Exchange Act, for which the United States District Court for the District of Delaware shall be the sole and exclusive forum, unless GI Delaware otherwise consents. For the avoidance of doubt, all claims accompanying any such federal securities laws claim will continue to be subject to the mandatory arbitration provisions of the GI Delaware LLC Agreement.

The seat of arbitration shall be New York, New York and the arbitration shall be conducted in the English language. The parties to the arbitration will select, within 20 days of delivery by any party of a copy of the demand for arbitration, a single individual to serve as a neutral, mutually agreed upon arbitrator. If the parties are unable to agree upon a single individual to serve as arbitrator, then the arbitrator will be selected by JAMS in accordance with the JAMS Procedures.

Such arbitration will be conducted using the “baseball” method. Under such arbitration, each of the parties to the dispute will simultaneously submit a proposed resolution of such dispute, after the conclusion of all testimony, to the arbitrator, who must make a determination by selecting, without modification, one of the resolutions submitted by the parties. In addition to monetary damages, the arbitrator shall be empowered to award equitable relief.

The non-prevailing party (as determined in accordance with the arbitrator’s decision) will be responsible for paying all of the reasonable out-of-pocket fees and expenses (including attorneys’ fees and disbursements) of the other party or parties to such arbitration as well as all costs of the arbitration and fees of the arbitrator.

The decision of the arbitrator will be final and binding, shall not be subject to appeal, and shall be the sole and exclusive remedy between the parties regarding any disputes presented to the arbitrator. The prevailing party will be entitled to seek enforcement of the arbitrator’s decision in any court of competent jurisdiction.

All arbitration proceedings under the GI Delaware LLC Agreement will be confidential, and the parties and their agents agree not to disclose to any third party (i) the existence or status of the arbitration, (ii) all information made known and documents produced in the arbitration not otherwise in the public domain, and (iii) all awards arising from the arbitration, except and to the extent that disclosure is required by applicable law or is required to protect or pursue a legal right.

Amendment of the Certificate of Formation and the Limited Liability Company Agreement

The GI Delaware LLC Agreement will provide that amendments thereto may be proposed only by the GI Delaware Board (except to the extent provided otherwise in any Share Designation), and that the GI Delaware Board will have no duty or obligation whatsoever, at any time, to propose any amendment to the GI Delaware LLC Agreement. If any shareholder or other Person requests any amendment to the GI Delaware LLC Agreement, the GI Delaware Board may decline to do so, free of any duty or obligation whatsoever to GI Delaware or any shareholder or other person.

The GI Delaware Board, without the approval of any shareholder or any other person, may as a general matter amend any provision of the GI Delaware LLC Agreement, except that:

•

no provision that provides shareholders with the right to approve or consent to any action may be amended to eliminate or reduce such right, unless approved by shareholders whose aggregate voting power constitutes not less than the approval or consent necessary to approve or consent to such action;

•	no amendment may impose personal liability or a capital contribution obligation on any shareholder without such shareholder’s consent;

•

any amendment that would materially and adversely alter or change the rights of any shares in a manner that is disproportionate to the effect of such amendment on other classes or series of shares must be approved by the holders of a majority of the adversely affected shares; and

•	any amendment to the amendment section of the GI Delaware LLC Agreement will require Common Shareholder Approval.

COMPARISON OF RIGHTS OF SHAREHOLDERS AND POWERS OF THE BOARD OF DIRECTORS

Your rights as an ordinary shareholder of GI Cayman and the relative powers of GI Cayman’s GI Delaware Board are governed by Cayman law and GI Cayman’s memorandum and articles of association. As a result of the Transaction, you will become a GI Delaware common shareholder, and your rights and the relative powers of GI Delaware’s board of directors will be governed by Delaware law and GI Delaware’s certificate of formation and limited liability company agreement as they will be in effect upon consummation of the Transaction.

A number of the attributes of the GI Delaware common shares and the GI Cayman ordinary units will be similar. However, there are differences between your current rights under Cayman law and GI Cayman’s memorandum and articles of association and what your rights will be under Delaware law and GI Delaware’s certificate of formation and limited liability company agreement as they will be in effect after the Transaction, including:

(1)

changes that are required by Delaware law (i.e., certain provisions of the GI Cayman memorandum and articles of association will not be replicated in the GI Delaware limited liability company agreement, or will be addressed differently, because they reflect the relevant Delaware law and legal practices and procedures or Delaware law requires such provisions to be included in the limited liability company agreement of a Delaware limited liability company);

(2)	changes that provide for matters customarily addressed by the constitutional documents of Delaware companies listed on Nasdaq, but which were not permitted by Cayman law; and

(3)	changes that are permitted by Delaware law which were not permitted by Cayman law.

The following discussion is a summary of certain changes in your rights resulting from the Transaction. This summary does not cover all of the differences between Cayman law and Delaware law affecting companies and their shareholders or all of the differences between GI Cayman’s memorandum and articles of association and GI Delaware’s certificate of formation and limited liability company agreement as they will be in effect upon consummation of the Transaction. This summary is subject to the Cayman Islands Companies Law (2020 Revision), as amended, modified or re-enacted from time to time (the “Cayman Companies Law”), and the DLLCA, and to the complete text of GI Cayman’s memorandum and articles of association and GI Delaware’s proposed new certificate of formation and limited liability company agreement. We encourage you to read those laws and documents carefully.

GI Delaware’s certificate of formation and form of limited liability company agreement substantially as they will be in effect after the Transaction are attached as Annex E and Annex F, respectively, to this proxy statement. For information as to how you can obtain GI Cayman’s memorandum and articles of association, please see “Where You Can Find More Information.” Except where otherwise indicated, the discussion of GI Delaware below reflects GI Delaware’s certificate of formation and limited liability company agreement substantially as those documents will be in effect upon consummation of the Transaction.

Provisions	GI Delaware	GI Cayman
Governing Law

The GI Delaware LLC Agreement will be governed by and construed in accordance with Delaware law, without regard to principles of conflict of laws. The DLLCA generally permits members of a limited liability company (who will continue to be referred to as “shareholders” in the GI Delaware LLC

GI Cayman is constituted under Cayman Islands law, and as such has the powers and is subject to the limitations given to it by the legal system to which it owes its existence. Cayman Islands law determines matters relevant to the composition and powers of GI Cayman and to the

Provisions	GI Delaware	GI Cayman
Agreement) to agree in a limited liability company agreement to the governance and economic terms of the limited liability company with only a limited number of exceptions.

various matters set out in GI’s Cayman’s articles of association.

Cayman Islands law permits the shareholders of a company incorporated in Cayman to provide in the company’s memorandum and articles of association for certain terms of governance and agreement as to participation in the company’s assets, though Cayman Islands law may be more prescriptive than Delaware law as regards the delineation of the rights and responsibilities of shareholders and directors and in relation to certain procedural matters.

Capital Structure

Authorized Share Capital

The authorized share capital of GI Delaware immediately after the Transaction will be identical to the authorized share capital of GI Cayman, consisting of 600,000,000 class A common shares, 300,000,000 class B common shares and 100,000,000 preferred shares. The GI Delaware LLC Agreement will authorize the GI Delaware Board to:

•   authorize and issue additional shares of any existing class or series of shares; and

•   (x) create new classes or series of shares, with such distinctive designations, preferences and other rights (including voting rights), and such qualifications, limitations or restrictions, as set forth in a Share Designation and (y) authorize and issue shares of any such newly created class or series.

All shares issued pursuant to and in accordance with the GI Delaware LLC Agreement will be fully paid and non-assessable limited liability company interests in GI Delaware, except as such non-assessability may be affected by

The authorized share capital of GI Cayman is $100,000 consisting of 600,000,000 A ordinary shares and 300,000,000 B ordinary shares of $0.0001 each, and 100,000,000 preferred shares of $0.0001 each, (the “preferred shares”).

Except as otherwise specified below, references to voting by shareholders of GI Cayman contained in this “Comparison of Rights of Shareholders and Powers of the Board of Directors” are references to voting by holders of shares entitled to attend and vote generally at general meetings of the shareholders of GI Cayman. The only shares of GI Cayman issued and outstanding are the GI Cayman ordinary shares.

GI Cayman has the authority, pursuant to its articles of association, to increase its authorized but unissued share capital by ordinary resolution by creating additional GI Cayman shares of any class or series. An “ordinary resolution” of GI Cayman in the context of a general meeting, requires a simple majority of the votes cast by such shareholders as, being entitled to do so, attend and vote in person or,

Provisions	GI Delaware	GI Cayman
Sections 18-607 and 18-804 of the DLLCA

where proxies are allowed, by proxy at a quorate general meeting of GI Cayman.

As a matter of Cayman law, the board of directors of a company may issue authorized but unissued new shares without shareholder approval once authorized to do so by the articles of association of the company. There is no time limit to this authority.

GI Cayman’s articles of association authorize its Board, without shareholder approval, to determine the terms of the preferred shares issued by GI Cayman. The GI Cayman Board is authorized, without obtaining any vote or consent of the holders of any class or series of shares unless expressly provided by the terms of that class or series of shares, to provide from time to time for the issuance of ordinary shares or other classes or series of shares and to establish the characteristics of each such other class or series, including the number of shares and their preferred or deferred or other special rights and privileges or limitations, conditions and restrictions, whether in regard to dividends, voting, return of capital, conversion, redemption or otherwise.

GI Cayman’s articles of association do permit the issuance of fractional GI Cayman shares and the register of members of GI Cayman will reflect any fractional shares. Whenever as a result of an alteration or reorganization of the share capital of GI Cayman any shareholder would become entitled to fractions of a share, the Board may, on behalf of those shareholders, sell the shares representing the fractions and distribute the proceeds of sale among those shareholders.

Issued Share Capital	Immediately after the Transaction, the issued and outstanding share capital of GI Delaware will be identical to the issued and outstanding share capital of	As of [●], 2020, the last trading day before the date of this proxy statement, GI Cayman’s issued and outstanding share capital comprises [●] GI Cayman

Provisions	GI Delaware	GI Cayman

GI Cayman as of immediately prior to the effectiveness of the Transaction, except that, if determined by the Board of GI Cayman to be advantageous to the shareholders of GI Delaware following the Effective Time for GI Delaware to be treated as a partnership for U.S. federal income tax purposes prior to the Effective Time, GI Delaware may issue up to one percent (1%) of the number of issued and outstanding shares of GI Delaware class A common shares (calculated assuming effectiveness of the Scheme of Arrangement and the transactions contemplated thereby) to a subsidiary of GI Cayman (or to a third party) for fair value prior to the Effective Time.

A ordinary shares and [●] GI Cayman B ordinary shares.

Reduction of Share Capital

The GI Delaware LLC Agreement will require an amendment to approve the reduction of the authorized shares of any class or series. See “Amendment of Governing Documents” for the approvals required to effect any amendment to the GI Delaware LLC Agreement.

GI Cayman may, by special resolution and subject to confirmation by the Cayman Court, reduce its issued share capital in any way including by extinguishing any liability in respect of unpaid share capital, cancelling paid-up share capital (including any capital redemption reserve) or paying off paid-up share capital. A special resolution in the context of a general meeting, requires a majority of not less than two-thirds of the votes cast by such shareholders as, being entitled to do so, attend and vote in person or, where proxies are allowed, by proxy at a quorate general meeting of GI Cayman.

Preemptive Rights, Warrants and Options

The DLLCA does not provide any statutory preemptive rights.

Except as may be set forth in any Share Designation, the GI Delaware LLC Documents will not provide shareholders with any preemptive, preferential or similar rights with respect to the issuance of shares of GI Delaware. The DLLCA does not restrict the ability of the directors of GI Delaware to issue warrants or options relating to the underlying shares of GI Delaware.

Under Cayman law, no statutory pre-emption rights apply.

Subject to the qualification that the directors may not issue or allot shares in excess of the authorized share capital, Cayman law does not restrict the ability of the Directors of GI Cayman to issue warrants or options in circumstances where they consider in good faith that the interests of the company are served thereby.

Provisions	GI Delaware	GI Cayman

The GI Delaware LLC Agreement will authorize the GI Delaware Board to issue options, rights, warrants and appreciation rights relating to shares at any time for any purpose to such persons and for such consideration, and on such other terms and conditions, as the GI Delaware Board may determine.

As a Nasdaq-listed company, GI Delaware will be subject to the rules of Nasdaq, like GI Cayman presently is, and such rules require shareholder approval of share issuances in certain circumstances.

The articles of association of GI Cayman provide that the Board of GI Cayman is authorized to grant, upon such terms as the Board deems advisable, options to purchase (or commitments to issue at a future date) GI Cayman shares of any class or series, and to cause warrants or other appropriate instruments evidencing such options or commitments to be issued. No statutory pre-emption rights will apply to the issuance of warrants and options issued by GI Cayman.

GI Cayman is subject to the rules of the Nasdaq requiring shareholder approval of certain share issuances.

The Cayman Islands Takeover Code does not apply to GI Cayman because the company is not admitted to listing in the Cayman Islands.

Please see “Risk Factors.”

Dividends and Distributions

The GI Delaware LLC Agreement will authorize the GI Delaware Board, subject to the applicable provisions of the DLLCA, to declare and pay distributions of cash or other assets to the shareholders at any time, and from time to time, subject to the terms of any Share Designation.

Under the DLLCA, a limited liability company may not make a distribution to its shareholders if, after giving effect to the distribution, the liabilities of the limited liability company (other than liabilities to members on account of their limited liability company interests and liabilities for which the recourse of creditors is limited to specified property of the limited liability company) would exceed the fair value of its assets (except that the fair value of property that is subject to a liability for which the recourse of creditors is limited shall be included in the assets of the limited liability company only to the extent that the fair value of that property exceeds that liability).

Under Cayman Islands law, dividends and distributions may only be made from distributable reserves or from amounts standing to the credit of the company’s share premium account. Distributable reserves, broadly, means the accumulated realized profits of GI Cayman less accumulated realized losses of GI Cayman on a standalone basis, together with any reserve established by the revaluation of the company’s assets and (subject to certain considerations as to solvency) any amounts standing to the credit of the company’s share premium account. The share premium account is an account maintained in the books and records of GI Cayman that records the excess of the consideration paid (or deemed to have been paid) upon the initial issuance of any share over the par value of that share. Distributions may not be made from the share premium account unless, immediately thereafter, the Company is able to meet its obligations in the ordinary course as they fall due.

Provisions	GI Delaware	GI Cayman

Except as may be set forth in any Share Designation, any distributions declared by the GI Delaware Board must be paid to the holders of class A common shares and class B common shares on a pro rata basis. Any additional classes or series of shares created by the GI Delaware Board pursuant to a Share Designation may rank senior, equal or junior to the class A common shares and class B common shares with respect to distributions. The GI Delaware LLC Agreement will authorize GI Delaware to withhold from payments or other distributions to the shareholders, and to pay over to any U.S. federal, state or local government or any foreign government, any amounts required to be so withheld pursuant to the Code or any other applicable tax law.

The determination as to whether or not GI Cayman has sufficient distributable reserves (including in respect of share premium) to fund a dividend is a determination to be made by the Board of GI Cayman by reference to the legal, financial and accounting information available to it. As a matter of Cayman law, GI Cayman is required to maintain accounts that give a “true and fair view” of the state of GI Cayman’s affairs and to explain its transactions. Cayman law does not require GI Cayman to file annual accounts in the Cayman Islands.

GI Cayman’s articles of association provide that dividends may be declared by the company in a general meeting, but no dividends shall exceed the amount recommended by the Directors. However, the articles of association authorize the Board of GI Cayman to declare such interim dividends as appear justified from the profits of GI Cayman without the approval of the shareholders. The dividends can be declared and paid in the form of cash or non-cash assets, subject to applicable law. The Board of GI Cayman may deduct from any dividend or other moneys payable to any shareholder all sums of money, if any, due from the shareholder to GI Cayman in respect of shares of the company.

The Board of GI Cayman is also authorized to issue shares in the future with preferred rights to participate in dividends declared by GI Cayman. The holders of such preference shares may, depending on their terms, rank senior to the holders of the ordinary shares of GI Cayman with respect to dividends.

Share Repurchases, Redemptions and Conversions	The GI Delaware LLC Agreement will authorize the GI Delaware Board to (i) issue shares that may or are required to be redeemed at the option of the	Under Cayman law, a company can issue redeemable shares and redeem or repurchase them out of distributable reserves (which are described above

Provisions	GI Delaware	GI Cayman

shareholder or GI Delaware and (ii) purchase any class or series of shares from any shareholders, in each case, on such terms and in such manner as the GI Delaware Board determines.

Each GI Delaware class B common share will be convertible at any time, at the option of the holder thereof, into such number of fully paid and non-assessable GI Delaware class A common shares at the then-applicable “Conversion Ratio” set forth in the GI Delaware LLC Agreement. The Conversion Ratio initially will be 1:1, and is subject to adjustment for any share dividends or forward or reverse share splits, or any other reclassification or other similar transaction affecting the number or composition of the class A common shares or class B common shares, in each case, where the other class of common shares has not been proportionately affected thereby.

If the GI Delaware Board determines that any shareholder’s ownership of shares will result in any Adverse Consequence Determination, GI Delaware will have the option, at its sole discretion, to (i) redeem, (ii) repurchase, or (iii) assign to a third party the right to purchase, the minimum number of shares held by such shareholder as is necessary to eliminate such non-de minimis adverse tax, legal or regulatory consequence. If the applicable shares (i) are traded on a national securities exchange, they will be sold for fair market value as determined by the GI Delaware Board based on the last sales price per share as of the close of trading of such national Securities Exchange or, if there is no such last sales price, the average of the bid and ask price per such share, in each case, for the eight (8) trading days prior to such date or (ii) not traded on a national securities exchange, they will be sold for fair market value as determined by the GI Delaware Board; subject to such under “—Dividends and Distributions”), including share premium, or the proceeds of a new issue of shares made for that purpose. No shareholder approval will be required to redeem redeemable GI Cayman shares.

Each GI Cayman B ordinary share shall be convertible, at the option of the holder thereof, at any time into such number of fully paid and non-assessable GI Cayman A ordinary shares at the then-applicable Conversion Ratio. The ratio at which A ordinary shares shall be issuable upon conversion of the B ordinary shares shall initially be 1:1, and is subject to adjustment for any subdivision or concentration of GI Cayman A ordinary shares, or any capital reorganization, re-designation, conversion, reclassification or otherwise affecting the number or composition of the GI Cayman A ordinary shares, in each case where the GI Cayman B ordinary shares have not been proportionately affected thereby.

The Board of GI Cayman has the authority to issue other preference or other classes or series of shares that may be redeemed at the option of either GI Cayman or the holder, depending on the terms of such shares. Please see “—Capital Structure—Authorized Share Capital” above for additional information on preference shares.

Repurchased and redeemed GI Cayman shares may be cancelled or held as treasury shares. Subject to the requirement that there be one share issued and outstanding that is not a treasury share, there is no restriction on the number of treasury shares that the company may hold. While GI Cayman holds shares as treasury shares, it cannot exercise any voting rights in respect of those shares and no

Provisions	GI Delaware	GI Cayman
shareholder’s right to challenge such valuation and require GI Delaware to retain an independent appraiser to determine the value of such shares.

dividend or other payment can be paid to GI Cayman in respect of those shares. Treasury shares may be cancelled by GI Cayman or re-issued subject to certain conditions.

Purchases by Subsidiaries of GI Cayman

Under Cayman law, it is permissible for a subsidiary to purchase GI Cayman shares either on-market or off-market without restriction. Any such shares will not be regarded as treasury shares.

Share Distributions

The GI Delaware LLC Agreement will authorize the GI Delaware Board to declare and pay to the shareholders distributions in the form of additional shares, or effect a split, subdivision or combination of shares of any class or series at any time, subject to the applicable provisions of the DLLCA and any Share Designation.

Under GI Cayman’s articles of association, subject to the Board’s authority to issue and allot shares, the Board may resolve to capitalize any amount standing to the credit of reserves (including a Share Premium Account, capital redemption reserve and profit and loss account), whether or not available for distribution or credited to the profit and loss account, and use such amount for the issuance to shareholders of shares as fully paid bonus shares on the same basis of entitlement as would apply in respect of a dividend distribution.

Shareholder Approval of Business Combinations

The GI Delaware LLC Agreement will require Common Shareholder Approval for:

•   any merger, consolidation, conversion or division of GI Delaware, unless (A) the GI Delaware Board has received an opinion of counsel that such transaction would not result in the loss of the limited liability of any shareholder, and (B) the primary purpose of such transaction is to effect a mere change in the legal form of GI Delaware into another limited liability entity; or

There are a number of mechanisms for acquiring a Cayman Islands exempted company, including:

•   a court-approved scheme of arrangement under the Cayman Companies Law. A scheme of arrangement with one or more classes of shareholders requires a court order from the Cayman Court and the approval of: (1) more than 50% in number of the shareholders of each participating class or series voting on the scheme of arrangement, (2) representing 75% or more by value of the

Provisions	GI Delaware	GI Cayman

•   any sale of all or substantially all of the assets of GI Delaware to any person other than a wholly-owned subsidiary of GI Delaware (and “substantially all of the assets” will mean assets having an a net book value (after taking into account any liabilities to which such assets are subject) equal to or greater than 80% of the total shareholders’ equity of GI Delaware, in each case, as set forth on the latest annual or quarterly consolidated balance sheet of GI Delaware filed with the SEC.

shares of such participating class or series held by the shareholders voting on the scheme of arrangement, in each case at the relevant meeting or meetings. A scheme of arrangement, if authorized by the shareholders of each participating class or series and the court, is binding on all of the shareholders of each participating class or series. Shares held by the acquiring party are effectively excluded from the tally of a vote on the scheme because such shares will be considered to belong to a separate class for the purposes of approving the scheme;

•   through a tender offer by a third party. Where the holders of 90% or more in value of a class of GI Cayman’s shares (excluding any shares already beneficially owned by the offeror) have within four months of the making of an offer accepted an offer for their shares in GI Cayman, the remaining shareholders in that class may be statutorily required to also transfer their shares by notice given at any time within two months of the expiry of the four month period, unless, within one month, the non-tendering shareholders can obtain a Cayman court order otherwise providing. If the offeror has acquired acceptances of 90% of all GI Cayman’s shares but does not exercise its “squeeze out” right, then the non-accepting shareholders have no statutory right to require the offeror to acquire their shares on the same terms as the original offer; and

Provisions	GI Delaware	GI Cayman

•   by way of a merger with another company (wherever incorporated, provided that such merger is not prohibited by the laws of the jurisdiction of incorporation of that company) pursuant to the Cayman Companies Law. A merger under Cayman law requires the consent of two-thirds (2/3rds) of the votes cast by such shareholders as, being entitled to do so, attend and vote in person or, where proxies are allowed, by proxy at a quorate general meeting of GI Cayman.

Under Cayman law, Board approval, but not shareholder approval, is required for a sale, lease or exchange of all or substantially all of the assets of GI Cayman.

Disclosure of Interests in Shares

The DLLCA does not require a shareholder to notify GI Delaware of its ownership of shares or other interests in GI Delaware.

The Exchange Act requires that any person or group (as defined in the Exchange Act) beneficially owning 5% or more of GI Delaware’s common shares comply with the reporting requirements under Regulation 13D-G of the Exchange Act and disclose such ownership.

GI Delaware shall be entitled to obtain such other information about each shareholder (and each beneficial owner of shares) as shall be necessary or appropriate in connection with such shareholder’s ownership of shares and in order to permit GI Delaware to carry out its obligations under the GI Delaware LLC Agreement.

The Cayman Companies Law does not require a shareholder separately to notify the company of its interest in GI Cayman.

Subject to compliance with applicable anti-money laundering legislation, Cayman law does not permit the Board of GI Cayman to require that any shareholder give further information in respect of its past or present interests in GI Cayman shares.

Persons or groups (within the meaning of the Exchange Act) beneficially owning 5% or more of GI Cayman’s ordinary shares must comply with the reporting requirements under Regulation 13D-G of the Exchange Act.

Appraisal Rights	The DLLCA does not provide appraisal rights to members of a limited liability	Generally, under Cayman law, shareholders of a Cayman Islands

Provisions	GI Delaware	GI Cayman

company unless such rights are explicitly included in its limited liability company agreement.

The GI Delaware LLC Agreement will not provide for any appraisal rights, except to the limited extent provided with respect to the required redemption or repurchase of shares in the event of an Adverse Consequence Determination, as described above under “Repurchases and Redemptions by GI Delaware.” For the avoidance of doubt, the GI Delaware LLC Agreement will expressly provide that shareholders will not be entitled to dissenters’ rights of appraisal in the event of a merger, consolidation, conversion, division, sale of all or substantially all of the assets of GI Delaware or GI Delaware’s subsidiaries, or any other similar transaction or event.

exempted company do not have statutory appraisal rights; provided that in the event of a statutory merger under the Cayman Companies Law a shareholder shall be entitled to receive the fair value of his shares upon dissenting from such merger. This right is generally only available in circumstances where the consideration under the terms of the merger is payable in cash.

A dissenting shareholder in a successful tender offer for a Cayman Islands exempted company may, by application to the Cayman Court, object to that company using the compulsory squeeze out provisions of the Cayman Companies Law.

Anti-Takeover Measures;

Share Issuances; Transfer Restriction

The GI Delaware Board will have the authority to issue any authorized but unissued shares of any existing class or series of shares and to create additional classes or series of shares pursuant to a Share Designation and authorize and issue shares of any such newly created class or series.

The GI Delaware LLC Agreement will authorize the GI Delaware Board to decline to approve or register any purported transfer of shares:

•   in the event of an Adverse Consequence Determination;

•   unless (x) such transfer has been registered under the Securities Act or (y) an opinion from counsel acceptable to the GI Delaware Board shall have been delivered to GI Delaware to the effect that registration of such transfer under the Securities Act is not required; or

Cayman law does not expressly prohibit companies from issuing share purchase rights or adopting a shareholder rights plan as an anti-takeover measure. Whilst there is no directly relevant case law on the validity of such plans under Cayman law, the decisions in comparable circumstances of the courts of England and Wales in particular are of persuasive authority in the Cayman Islands. The Board of GI Cayman has the power to issue any authorized and unissued GI Cayman shares on such terms and conditions as it may determine to be in the best interest of GI Cayman. It is possible that the terms and conditions of any issue of shares could discourage a takeover or other transaction that holders of some or a majority of the GI Cayman ordinary shares might believe to be in their best interest or in which holders of GI Cayman ordinary shares might receive a premium for their shares over the then-market price of the shares.

Provisions	GI Delaware	GI Cayman

•   if the transfer has not been approved by any applicable governmental entities whose approval is required.

The GI Delaware Board will have the authority to request such information as it may request for the purpose of determining whether any transfer should be permitted. If such information is not provided, the GI Delaware Board may decline to recognize, approve or authorize such transfer. Any transfer or purported transfer of any shares in violation of the GI Delaware LLC Agreement will be of no force or effect and null and void ab initio.

Notwithstanding anything to the contrary above, nothing will prevent the settling of any transaction involving shares entered into through Nasdaq or any other applicable national securities exchange.

The articles of association of GI Cayman provide that the Board of GI Cayman may decline to register a transfer of shares if it appears to the Board that the effect of such transfer would be to increase the number of the GI Cayman Controlled Shares (as defined in the articles of association of GI Cayman) of any person to 9.5% or more of any class of voting shares of the total issued shares or of the voting power of the company.

Cayman Takeover Code and Substantial Acquisition Rules

Because it is not listed on the Cayman Islands Stock Exchange, the Cayman Takeover Code and associated substantial acquisition rules do not apply to GI Cayman.

As a matter of general corporate law, the directors of a Cayman exempted company are required to act in good faith in what they reasonably consider to be in the best interests of the company. Any exercise by the Board of the authority conferred upon it by the GI Cayman articles of association will be subject to this fiduciary standard.

Voting of Subsidiaries’ Shares

The GI Delaware LLC Agreement will grant the GI Delaware Board the full power and authority to undertake any action in connection with GI Delaware’s interest or participation in any of its subsidiaries.

In addition, the GI Delaware LLC Agreement will provide that the shareholders authorize the GI Delaware Board to approve any “conflict of interest” transactions between one or more directors or their affiliates, on the one hand, and any subsidiary of GI Delaware, on the other hand, in the same manner that any “conflict of interest” transaction involving GI Delaware may be approved pursuant to the GI Delaware

GI Cayman’s articles of association provide that, if GI Cayman is required or entitled to vote at a general meeting of any direct subsidiary of GI Cayman that is organized under the laws of a jurisdiction outside the United States of America, the directors will refer the subject matter of the vote to the shareholders of GI Cayman at a general meeting (subject to certain exceptions) and seek authority from the shareholders for GI Cayman to vote in favor of the resolution proposed by the subsidiary, unless the subsidiary is or has elected to be disregarded from its owner for United States federal income tax purposes and does not own, directly or indirectly,

Provisions	GI Delaware	GI Cayman
LLC Agreement. See “Conflicts of Interests” below.

any subsidiary organized under the laws of a jurisdiction outside the United States of America that is treated as a corporation for United States federal income tax purposes. The Board shall cause GI Cayman’s corporate representative or proxy to vote GI Cayman’s shares in the Non-U.S. Regarded Subsidiary pro rata to the votes received at the general meeting of GI Cayman, with votes for or against the directing resolution being taken, respectively, as an instruction for GI Cayman to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by the Non-U.S. Regarded Subsidiary, provided, however, that the foregoing shall not apply to any subject matter regarding a United States indirect subsidiary of GI Cayman that is required to be voted on by a Non-U.S. Regarded Subsidiary of the company as the shareholder of such United States subsidiary, and shall apply to a vote of GI Cayman as shareholder of a disregarded subsidiary that directly or indirectly owns non-U.S. subsidiaries treated as corporations for United States federal income tax purposes only if the subject matter of such vote pertains to such non-U.S. subsidiaries treated corporations. Notwithstanding, the board of directors in their sole and absolute discretion will require that the bylaws or articles of association, or similar organizational documents, of each Non-U.S. Regarded Subsidiary, whether currently in existence or subsequently organized, will contain provisions substantially similar to the one in GI Cayman’s articles of association. GI Cayman will enter into agreements with each such Non-U.S. Regarded Subsidiary, as reasonably necessary, to effectuate or implement the provision.

Provisions	GI Delaware	GI Cayman
Election of Directors

The GI Delaware LLC Agreement will provide that the number of directors comprising the GI Delaware Board will be fixed by the GI Delaware Board from time to time (and, if not fixed, will be a minimum of 1 and an unlimited maximum number of directors).

Directors (other than Designated Directors) will be elected at each annual meeting of shareholders by a plurality of the votes of outstanding shares present in person or represented by proxy and entitled to vote on the election of directors. If, at any time, there shall be a Class B Majority Shareholder, then such Class B Majority Shareholder will have the right to appoint, in connection with each annual meeting of shareholders, a number of Designated Directors to the GI Delaware Board as is proportionate to the aggregate voting power of all shares then held by the Class B Majority Shareholder (as a percentage of the voting power represented by all outstanding shares), rounded up to the nearest whole number of directors.

GI Cayman’s articles of association provide that the minimum number of directors to be appointed to the Board shall be one and the maximum number shall be unlimited, unless otherwise determined by the Board in its discretion.

Subject to any maximum prescribed by the GI Cayman articles of association, GI Cayman may, by ordinary resolution, appoint any person to be a director, either to fill a casual vacancy or as an additional director. A director so appointed shall hold office only until the next following annual general meeting. If not re-appointed at such annual general meeting, such director shall vacate office at the conclusion thereof.

At every annual general meeting of GI Cayman, all of the directors shall retire from office unless re-elected by ordinary resolution at the annual general meeting. A director retiring at a meeting shall retain office until the close or adjournment of the meeting.

Every director nominated for re-election by the Board shall be eligible to stand for re-election at an annual general meeting.

Subject to any maximum prescribed by the GI Cayman articles of association, if at any annual general meeting of the Company, the number of directors is reduced below the minimum prescribed by the articles of association due to the failure of any directors to be re-elected, then in those circumstances, the two directors or nominees who receive the highest number of votes in favor of election shall be elected and shall remain directors until such time as additional directors have been appointed to replace them as directors.

GI Cayman may, by ordinary resolution, remove any director before

Provisions	GI Delaware	GI Cayman

the expiration of his period of office notwithstanding anything in the GI Cayman articles of association or in any agreement between GI Cayman and such director. Such removal shall be without prejudice to any claim such director may have for damages for breach of any contract of service between him and GI Cayman.

For so long as Fox Paine (as defined in the GI Cayman articles of association) (and any of their successors) beneficially hold in aggregate, shares of GI Cayman representing 25% or more of the voting power of the then issued shares, the FPC Shareholders (as defined in the GI Cayman articles of association) have the right, under GI Cayman’s articles of association, to appoint a number of directors equal to the pro rata percentage of its voting shares. The FPC Shareholders may in turn remove any such appointed director by delivery of a written notice to GI Cayman at its registered office.

Filling of Vacancies by the Board

The GI Delaware LLC Agreement will provide that any vacancy on the GI Delaware Board that results from an increase in the number of directors may be filled by a majority vote of the directors then in office, even if less than a quorum, or by a sole remaining director, based on the recommendation of the Chairman of the GI Delaware Board, except that any such vacancy may be filled by the Class B Majority Shareholder if, and to the extent, necessary to ensure that the number of Designated Directors, after giving effect to the filling of such vacancy, is proportionate to the aggregate voting power of all shares then held by the Class B Majority Shareholder (as a percentage of the voting power represented by all outstanding shares), rounded up to the nearest whole number of directors.

Under GI Cayman’s articles of association, subject to any maximum prescribed by the GI Cayman articles of association, the Directors may appoint a person who is willing to act to be a director, either to fill a casual vacancy or as an additional director.

The Board of GI Cayman may fill a vacancy by an affirmative vote of a majority of the directors constituting a quorum. Under GI Cayman’s articles of association, if the Board fills a vacancy, the director so appointed shall hold office only until the next following annual general meeting. If not re-appointed at such annual general meeting, such director shall vacate office at the conclusion thereof.

Provisions	GI Delaware	GI Cayman

The GI Delaware LLC Agreement will provide that vacancies on the GI Delaware Board resulting from the resignation, removal, death or disability of:

•   any director (other than a Designated Director) will be filled only by the GI Delaware Board, based upon the recommendation of the chairman of the GI Delaware Board, upon the affirmative vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director; and

•   any Designated Director will be filled only by the Class B Majority Shareholder (for so long as there shall be a Class B Majority Shareholder, and thereafter, such vacancy will be filled by a majority of the remaining directors as described in the first clause above).

Each director will be elected (or, in the case of the Designated Directors, appointed by the Class B Majority Shareholder) to serve a one-year term and shall serve until their successor is duly elected (or, in the case of the Designated Directors, appointed by the Class B Majority Shareholder) or the earliest to occur of their resignation, removal or death.

Removal of Directors

The GI Delaware LLC Agreement will provide that, subject to the rights of holders of any shares set forth in a Share Designation, any directors who are not Designated Directors may be removed at any time, with or without cause, upon Common Shareholder Approval, taken either at a shareholders meeting called for such purpose or by written or electronic consent. Designated Directors may be removed, with or without cause, only by the Class B Majority Shareholder (for so long as there continues to be a Class B Majority Shareholder).

The Cayman Companies Law does not provide shareholders with additional authority to appoint or remove directors, which authority will be limited as prescribed by GI Cayman’s articles of association.

Provisions	GI Delaware	GI Cayman
Board and Committee Composition; Management

The GI Delaware LLC Agreement will provide that the GI Delaware Board may form committees from time to time and, to the extent provided in the GI Delaware Board resolution establishing such committee, any such committee may exercise all of the powers and authority of the GI Delaware Board in the management of the business and affairs of GI Delaware. Initially, the GI Delaware Board will have the same committees as GI Cayman, and the GI Delaware Board will also establish a Conflicts Committee, as described in greater detail below.

Members of each GI Delaware Board committee will be selected by the GI Delaware Board from time to time; except that, any Class B Majority Shareholder will have the sole right to designate a number of members of each committee of the GI Delaware Board as is proportionate to the voting power of all outstanding shares then held by such Class B Majority Shareholder, rounded up to the nearest whole number of directors.

The articles of association of GI Cayman allocate authority over the management of GI Cayman to the Board of GI Cayman. The Board may then delegate management of GI Cayman to committees of the Board or such other persons as it thinks fit. Regardless of any delegation, the Board of GI Cayman will remain responsible, as a matter of Cayman law, for the proper management of the affairs of GI Cayman. The GI Cayman Board may create new committees or change the responsibilities of existing committees from time to time.

Duties of the Board of Directors

The business and affairs of GI Delaware will be managed by a GI Delaware Board, which will have full power and authority to do, and to direct the officers of GI Delaware to do, all things necessary or appropriate to conduct the business of GI Delaware, subject to such matters that, pursuant to the GI Delaware LLC Agreement, require approval of shareholders (or any class of shareholders).

The GI Delaware LLC Agreement will provide that, to the fullest extent permitted by the DLLCA, no Covered Person will have any duties, at law or in equity, including any fiduciary duties, to GI Delaware, any shareholder or any other person, arising out of, relating to, or in connection with GI Delaware, the

The directors of GI Cayman have certain statutory and fiduciary duties. All of the directors have equal and overall responsibility for the management of GI Cayman (although directors who also serve as employees will have additional responsibilities and duties arising under their employment agreements and may be expected to have a more intimate understanding of the company’s day to day activities that would non-executive directors).

At common law, a director has a fiduciary duty to act in good faith in what the director considers to be the interests of the company, and of exercising due care and skill. In addition, directors are subject to

Provisions	GI Delaware	GI Cayman

conduct of GI Delaware’s business and affairs, or any action or omission taken or omitted to be taken, or consent or approval given or withheld, in each case, in such person’s capacity as a director or shareholder, respectively, whether pursuant to the GI Delaware LLC Agreement or otherwise, other than those duties (if any) expressly set forth in the GI Delaware LLC Agreement (and subject to the implied contractual covenant of good faith and fair dealing, to the extent applicable).

The GI Delaware LLC Agreement will provide that whenever a Covered Person takes any action (or omits to take any action), or is permitted or required to make any decision or determination with respect to GI Delaware or its business and affairs, then, to the fullest extent permitted by law, it will be entitled to take such action (or omit to take such action), or to make such decision or determination, in its sole and absolute discretion, and will be entitled to consider only such interests and factors as it desires, including its own interests, and will have no duty or obligation (fiduciary or otherwise) to give any consideration to any interest of or factors affecting GI Delaware, any of the shareholders or any other Person, and will not be subject to any other or different standards that may otherwise apply.

The GI Delaware LLC Agreement will provide that for all purposes thereof, each Covered Person (in each case, acting in its capacity as such), acting on behalf of GI Delaware or in connection with its business and affairs, will be conclusively presumed to be acting in good faith if it (or, in the case of the GI Delaware Board, a majority of the directors participating in the decision) subjectively believe(s) that the action taken (or omitted to be taken), the consent or approval given or withheld, or the decision or determination made or statutory duties and duties under the GI Cayman articles of association to ensure the maintenance of proper books of account, maintaining certain registers and making certain filings as well as disclosure of personal interests.

Particular duties also apply to directors of insolvent companies (for example, the directors may be held to have breached his fiduciary duties where he is found to have conducted the business of GI Cayman while insolvent, without due regard to the interests of creditors).

Provisions	GI Delaware	GI Cayman
not made, is in or is not opposed to the best interests of GI Delaware.

Indemnification of Directors and Officers; Insurance

Indemnified Persons will be entitled, under the GI Delaware LLC Agreement, to indemnification by GI Delaware, to the fullest extent permitted by the DLLCA, against all losses (including expenses) incurred by such Indemnified Persons in connection with any claims involving such Indemnified Persons in their capacity as Indemnified Persons (other than claims brought by GI Delaware with the prior approval of the GI Delaware Board), except in the case of Fraud, as determined by a final, non-appealable determination. Indemnified Persons will only be entitled to indemnification from GI Delaware for claims brought by such Indemnified Persons if such claims are Indemnified Claims. Indemnified Persons will also be entitled to indemnification with respect to claims brought by or against such Indemnified Persons that are not Indemnified Claims if they are successful on the merits with respect to such claims pursuant to a final, non-appealable determination.

Indemnified Persons will be entitled, under the GI Delaware LLC Agreement, to advancement of expenses (including attorneys’ fees) in connection with any Indemnified Claims prior to the resolution thereof upon the receipt by GI Delaware of an undertaking by or on behalf of such Indemnified Persons to repay such amount if it ultimately shall be determined that the Indemnified Persons are not entitled to be indemnified.

The GI Delaware LLC Agreement will permit the GI Delaware Board to indemnify and advance expenses to Persons other than the Indemnified Persons (i.e., officers other than executive officers).

To the fullest extent permitted by Cayman law, except in respect of wilful default or fraud, GI Cayman’s articles of association confer an indemnity on its directors, officers, employees and agents. The Cayman Companies Law does not restrict the authority of a Cayman exempted company to indemnify its directors, officers, employees or agents.

GI Cayman’s articles of association also contain expense advancement provisions for indemnified persons.

GI Cayman is permitted under its articles of association and the Cayman Companies Law to take out directors’ and officers’ liability insurance, as well as other types of insurance, for its directors, officers, employees and agents.

GI Cayman is permitted under its articles of association to enter into one or more agreements with any person that provide for indemnification greater or different than that provided in the articles of association.

Provisions	GI Delaware	GI Cayman

Indemnified Persons will not be denied indemnification because they had an interest in the transaction with respect to which the indemnification applies, so long as the transaction is not otherwise prohibited under the GI Delaware LLC Agreement.

Indemnification and advancement of expenses will be made only out of the assets of GI Delaware, and no Covered Person shall be personally liable for any indemnification or advancement payments.

GI Delaware may enter into one or more agreements with any person that provide for indemnification greater than or different than that provided in the GI Delaware LLC Agreement.

GI Delaware may purchase and maintain insurance on behalf of any Indemnified Person against any liability asserted against and incurred by such Indemnified Person in any capacity in which such Indemnified Person is entitled to indemnification under the GI Delaware LLC Agreement, or arising out of such Indemnified Person’s status as such, whether or not GI Delaware would have the obligation to indemnify such Indemnified Person against such liability under the GI Delaware LLC Agreement.

Limitation on Director Liability

The GI Delaware LLC Agreement will provide that, to the fullest extent permitted by the DLLCA, Covered Persons will not be liable to GI Delaware, the shareholders or any other persons for monetary damages for any breach of duties, except in the case of Fraud, as determined by a final, non-appealable determination.

Cayman law does not specifically restrict a company from exempting its directors or officers from liability for negligence or a breach of duty or a breach of trust.

Conflicts of Interest	The GI Delaware LLC Agreement will provide that shareholders and non-employee directors will have no obligation or duty to refrain from, directly or indirectly, (i) engaging in the	As a matter of Cayman law, a director is under a general fiduciary duty to avoid conflicts of interest. The GI Cayman articles of association provide that:

Provisions	GI Delaware	GI Cayman

same or similar business activities or lines of business in which GI Delaware or any of its affiliates engages or proposes to engage or (ii) otherwise competing with GI Delaware or any of its affiliates, in each case, except to the extent otherwise set forth in a binding agreement entered into between a shareholder or non-employee director, on one hand, and GI Delaware or any other group member, on the other hand.

GI Delaware and each shareholder will renounce any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity which may be available to a shareholder or non-employee director, and the doctrine of “corporate opportunity” will not apply to the shareholders or non-employee directors. However, neither GI Delaware nor any shareholder will renounce any interest in any business opportunity offered to any non-employee director if such opportunity is expressly offered to such person solely in his or her capacity as a director, and the foregoing sentence shall not apply to any such business opportunity.

Any resolution or course of action approved by the GI Delaware Board (or a committee thereof) in respect of any transaction in which a director or shareholder has an interest will be permitted and deemed approved by all shareholders, and will not constitute a breach of the GI Delaware LLC Agreement or any other duty, if such resolution or course of action is:

(A)approved by a majority of the members of a GI Delaware Board committee (the “Conflicts Committee”) composed solely of directors who, as of the date of approval of any matter by the Conflicts Committee, has not, and whose family members have not, during the three (3) year period immediately preceding the date of such approval,

(1)a director may be a director of or otherwise interested in a company relating to GI Cayman and will not be accountable to GI Cayman for any remuneration or other benefits received as a result, unless GI Cayman otherwise directs;

(2)a director or a director’s firm may act for GI Cayman in a professional capacity other than as auditor; and

(3)a director may hold an office or place of profit in GI Cayman and will not be disqualified from contracting with GI Cayman. If a director has a personal interest in an actual or proposed contract with GI Cayman, the director must declare the nature of his or her interest at a meeting of the Board of GI Cayman, and GI Cayman is required to maintain a register of such declared interests that must be available for inspection by the shareholders.

Such a director may vote on any resolution of the Board in respect of such a contract, and such a contract will not be voidable solely as a result.

Subject to the discharge by them of the duties described above, the articles of association of GI Cayman permit the directors to despatch the business of the business of the company and otherwise to regulate their proceedings as they shall think fit. In common with standards of best practice for companies admitted to listing on Nasdaq, the board of directors of GI Cayman has adopted charters and rules of conduct in respect of the committees established by it (including the audit committee and corporate governance committee) to ensure that matters that may give rise to any potential conflicts of interest are appropriately managed, independently considered and properly resolved, in each case in order to ensure that any

Provisions	GI Delaware	GI Cayman

been employed by or accepted any compensation in excess of $120,000 during any period of twelve (12) consecutive months within such three (3) year period from the director or shareholder (or their respective affiliates) who is a party to the transaction or other matter that is the subject of such approval, other than (i) compensation for board or board committee service, (ii) compensation paid to a family member who is an employee (other than an executive officer) of such director or shareholder (or their affiliates), and (iii) benefits under a tax-qualified retirement plan, or non-discretionary compensation.

(B)approved by a majority of the disinterested Combined Voting Power;

(C)on terms that, when taken together in their entirety, are no less favorable to GI Delaware than those generally being provided to or available from unrelated third parties; or

(D)fair and reasonable to GI Delaware, taking into account the totality of the relationships between the parties involved.

If approval pursuant to clause (A) above is obtained, or if the GI Delaware Board determines that the resolution or course of action taken satisfies either of the standards set forth in clause (C) or (D) above, then it shall be presumed that, in making its determination, the Conflicts Committee or GI Delaware Board, as applicable, acted in good faith, and in any proceeding brought by or on behalf of any shareholder or GI Delaware challenging such determination, the person bringing or prosecuting such proceeding will have the burden of overcoming such presumption and will be required to prove that the Conflicts Committee or GI Delaware Board, as applicable, in making such determination, did not such transaction is concluded on terms that are fair to the company taking into account the totality of the relationship between the parties involved and what is considered in good faith to be in the best interests of the company.

Provisions	GI Delaware	GI Cayman

subjectively believe that the resolution or course of action taken with respect to such underlying matter was in or not opposed to the best interests of GI Delaware.

A director may vote in respect of any matter where such director is an interested director, and such director’s vote shall be counted in respect thereof.

Shareholders’ Suits; Dispute Resolution

Under the DLLCA, shareholders may bring an action in the right of GI Delaware to recover a judgment in GI Delaware’s favor if the GI Delaware Board has refused to bring the action or an effort to cause the GI Delaware Board to bring such action is not likely to succeed.

A shareholder may also be permitted to bring a claim against GI Delaware in such shareholder’s personal capacity where such shareholder has suffered harm independent of any injury to GI Delaware.

The GI Delaware LLC Agreement does not permit shareholders to seek an order for GI Delaware to be judicially dissolved.

The GI Delaware LLC Agreement will require any and all claims by and among GI Delaware, any shareholder, and any director, officer or employee of GI Delaware, or any of their respective affiliates, arising out of or relating to the GI Delaware LLC Agreement, or any rights or obligations thereunder, GI Delaware’s internal affairs, the ownership, transfer or rights or obligations of or with respect to, any shares, or any action or inaction arising out of or relating to any of the foregoing, as well as any question of the arbitrator’s jurisdiction or the existence, scope or validity of the GI Delaware LLC Agreement’s arbitration mechanism, shall be submitted, upon written notice

Under Cayman law, the decision to institute proceedings on behalf of a company is generally taken by the company’s board of directors. In certain limited circumstances, a shareholder may be entitled to bring a derivative action on behalf of GI Cayman. Generally speaking, it is possible for minority shareholders to sue on behalf of the company where some reason can be shown that, unless they are permitted to do so, the interests of justice will be defeated.

A shareholder may also be permitted to bring proceedings against GI Cayman in his or her own name where the shareholder’s rights as such have been infringed or where the affairs of GI Cayman are being conducted, or the powers of the Board of GI Cayman are being exercised, in a manner that is contrary to the GI Cayman articles of association.

A shareholder may petition the Cayman Court to wind up the affairs of the company on the basis that it is just and equitable to do so. Upon the hearing of such a petition, the court may make any order that it considers fit in all of the circumstances including providing for the purchase or transfer of the shares of any shareholder.

Provisions	GI Delaware	GI Cayman

delivered by any party to such claim, to confidential, final and binding arbitration before JAMS, in accordance with the JAMS Procedures in effect at the time, except to the extent such procedures are modified in the GI Delaware LLC Agreement; provided, however, that the foregoing arbitration requirements will not apply with respect to any federal securities laws claims brought under the Securities Act or the Exchange Act, for which the United States District Court for the District of Delaware shall be the sole and exclusive forum, unless GI Delaware otherwise consents. For the avoidance of doubt, any claims other than such federal securities laws claims, including any claims accompanying any such federal securities laws claim will continue to be subject to the mandatory arbitration provisions of the GI Delaware LLC Agreement.

The seat of arbitration shall be New York, New York and the arbitration shall be conducted in the English language. The parties to the arbitration will select, within 20 days of delivery by any party of a copy of the demand for arbitration, a single individual to serve as a neutral, mutually agreed upon arbitrator. If the parties are unable to agree upon a single individual to serve as arbitrator, then the arbitrator will be selected by JAMS in accordance with the JAMS Procedures.

Such arbitration will be conducted using the “baseball” method. Under such arbitration, each of the parties to the dispute will simultaneously submit a proposed resolution of such dispute, after the conclusion of all testimony, to the arbitrator, who must make a determination by selecting, without modification, one of the resolutions submitted by the parties. In addition to monetary damages, the arbitrator shall be empowered to award equitable relief.

The non-prevailing party (as determined in accordance with the arbitrator’s

Provisions	GI Delaware	GI Cayman

decision) will be responsible for paying all of the reasonable out-of-pocket fees and expenses (including attorneys’ fees and disbursements) of the other party or parties to such arbitration as well as all costs of the arbitration and fees of the arbitrator.

The decision of the arbitrator will be final and binding, shall not be subject to appeal, and shall be the sole and exclusive remedy between the parties regarding any disputes presented to the arbitrator. The prevailing party will be entitled to seek enforcement of the arbitrator’s decision in any court of competent jurisdiction.

All arbitration proceedings under the GI Delaware LLC Agreement will be confidential, and the parties and their agents agree not to disclose to any third party (i) the existence or status of the arbitration, (ii) all information made known and documents produced in the arbitration not otherwise in the public domain, and (iii) all awards arising from the arbitration, except and to the extent that disclosure is required by applicable law or is required to protect or pursue a legal right.

Shareholder Consent to Action without Meeting

The GI Delaware LLC Agreement will provide that the shareholders may act by written or electronic consent executed and delivered by shareholders holding at least the Combined Voting Power necessary to approve such action.

GI Cayman’s articles of association provide that anything which may be done by resolution of GI Cayman at a general meeting may be done by resolution in writing, but only if it is signed by or on behalf of all of the shareholders who would be entitled to attend the relevant meeting and vote on the relevant resolution.

Annual Meetings of Shareholders

The GI Delaware LLC Agreement will provide that an annual meeting of shareholders will be held at such time and place as the GI Delaware Board determines, with such procedures and guidelines, including those regarding remote communication, as may be

Generally Cayman law does not prescribe that GI Cayman hold an annual general meeting. However the GI Cayman articles of association require that an annual general meeting be held at intervals of no more than 15 months. Any annual general meeting

Provisions	GI Delaware	GI Cayman

adopted by the GI Delaware Board in connection with such annual meeting.

Whenever shareholders are entitled to vote on any matter at a shareholders meeting, a written notice of the meeting shall be given to shareholders entitled to vote, stating the place, date and hour of the meeting (any the means, if any, of remote communications to access such meeting), and the purpose or purposes for which the meeting is called. Written notice of any meeting must be given not less than 10 nor more than 60 days before the date of the meeting to each shareholder entitled to notice of and to vote at such meeting.

may be held in or outside the Cayman Islands. Notice of a general meeting must be given to all shareholders. GI Cayman’s articles of association provide a minimum notice period of 21 Clear Days for an annual general meeting, being that period excluding the day when the notice is given or deemed to be given and the day on which it is to take effect.

Cayman law does not prescribe the matters that are to be transacted at an annual general meeting. However, it is the usual practice of GI Cayman for the annual general meeting to involve the presentation of the annual profit and loss account, balance sheet and reports of the directors and auditors, the appointment or reappointment of auditors, the review by the shareholders of GI Cayman’s affairs, the fixing of the auditor’s remuneration (or delegation of same) and the declaration of any dividend.

The GI Cayman articles of association provide that, at each annual general meeting, all directors shall retire from office, unless re-elected by ordinary resolution at the annual general meeting.

Extraordinary Meetings of Shareholders

The GI Delaware LLC Agreement will provide that special meetings of the shareholders may be called by (i) the chairman of the GI Delaware Board, (ii) in the absence of the chairman of the GI Delaware Board, a majority of the directors then serving on the GI Delaware Board, or (iii) holders of at least 66.67% of the Combined Voting Power, with class A common shares being entitled to 1 vote per share and class B common shares being entitled to 10 votes per share).

The GI Cayman articles of association provide that extraordinary general meetings of GI Cayman may be convened (1) by the Board of GI Cayman, (2) on requisition in writing of shareholders holding at least 10% of the paid up voting share capital of the company. Under Cayman law, general meetings may not be convened by court order.

In accordance with the GI Cayman articles of association, upon receipt of the requisition notice specifying the objects of the meeting and signed by the requisitionists, the Board of GI

Provisions	GI Delaware	GI Cayman

Cayman has 21 days to convene the extraordinary general meeting of GI Cayman’s shareholders to vote on the matters set out in the requisition notice. This meeting must be held within 90 days of receipt of the requisition notice.

Record Dates for Shareholder Meetings

The GI Delaware LLC Agreement will provide that the GI Delaware Board may determine the record date, which must be between 10 and 60 days before the date of the applicable shareholder meeting. If no record date is fixed by the GI Delaware Board, the record date will be the close of business on the day next preceding the day on which notice was given (or if notice was waived, the close of business on the day next preceding the day the meeting is held). Only those record holders of outstanding shares on the record date fixed by the GI Delaware Board in respect of a shareholder meeting shall be entitled to receive notice of, attend and vote at such meeting.

GI Cayman’s articles of association provide that the Board of GI Cayman may set the record date for purposes of determining which shareholders are entitled to notice of or to vote at a general meeting. If no record date is fixed by the Board of GI Cayman, the record date will be the tenth day following the date on which the notice of the meeting is mailed.

Director Nominations; Proposals of Shareholders

Directors (other than the Designated Directors who will be appointed as described above) will be nominated by the GI Delaware Board for election at each shareholders meeting. Shareholders also may nominate candidates for election to the GI Delaware Board and bring business before an annual shareholders meeting, subject to the satisfaction of certain advance notice and minimum share ownership and holding period requirements.

In order for any shareholder (other than a Class B Majority Shareholder) to nominate an individual for election as a director at a shareholders annual meeting, such shareholder must (i) deliver written notice to GI Delaware, between 120 and 150 days prior to the

Under Cayman law, there is no general right for a shareholder to include items on the agenda of any general meeting other than as set out in the articles of association of a company.

Provisions	GI Delaware	GI Cayman

anniversary date of the immediately preceding annual meeting, containing detailed information about the individual to be nominated, the shareholder giving notice, and such other information set forth in the GI Delaware LLC Agreement and (ii) have held shares representing at least 1% of the Combined Voting Power of the outstanding class A common shares and class B common shares for a continuous period of 2 years prior to the date of such notice (and must continue to hold such shares through the record date for the determination of shareholders entitled to notice of and to vote at such meeting).

No business may be transacted at a shareholders meeting unless it is included in the notice of such meeting. In order for any business to be brought by a shareholder at an annual meeting, such shareholder must (i) deliver written notice to GI Delaware, between 120 and 150 days prior to the anniversary date of the immediately preceding annual meeting, containing a description of the business and reasons therefor, detailed information regarding the shareholder giving notice, and such other information set forth in the GI Delaware LLC Agreement and (ii) have held shares representing at least 1% of the Combined Voting Power of the outstanding class A common shares and class B common shares for a continuous period of 2 years prior to the date of such notice (and must continue to hold such shares through the record date for the determination of shareholders entitled to notice of and to vote at such meeting).

Adjournment of Shareholder Meetings

The GI Delaware LLC Agreement will provide that any shareholders meeting may be adjourned from time to time by the chairman of the meeting, to be reconvened at the same or some other place. No business shall be transacted at

GI Cayman’s articles provide that the chairman of the meeting may (i) with the consent (and shall upon the direction) of the shareholders, adjourn a meeting where a quorum is present; and (ii) without the consent of the

Provisions	GI Delaware	GI Cayman

an adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. Notice is not required to be given of such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.

meeting, adjourn a meeting in certain circumstances as set out in the articles of association of the company. No business may be transacted at any adjourned meeting other than business that might have been transacted at the meeting originally called. When a meeting is adjourned for 14 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting.

Voting

The GI Delaware LLC Agreement will provide that, except (i) with respect to the right of Class B Majority Shareholders to appoint and remove the Designated Directors and (ii) with respect to certain amendments to the GI Delaware LLC Agreement, each as described below, the holders of class A common shares and class B common shares vote together as a single class on all matters on which holders of common shares are entitled to vote. Preferred shares (and any additional class of common shares) will have such voting rights (if any) as shall be specifically set forth in the applicable Share Designation.

Approval of any matter by holders of common shares will require Common Shareholder Approval, except (i) to the extent that Nasdaq rules (or other applicable law or stock exchange rules) require approval by a greater percentage of shares and (ii) with respect to certain amendments to the GI Delaware LLC Agreement, as described below. In the case of a tie on any vote of shareholders, the chairman of the meeting will have the right to cast the deciding vote.

On any matter that is to be voted on by the shareholders at a meeting of shareholders, the shareholders may vote in person or by proxy.

At a general meeting, GI Cayman’s articles of association provide that votes will be taken on a poll and every shareholder shall have one vote for each Class A ordinary share and ten votes for each Class B ordinary that he or she holds as of the record date for the meeting. Holders of GI Cayman ordinary shares vote on all matters submitted to a vote of shareholders, except that if, and for so long as, the votes conferred by the GI Cayman Controlled Shares of any 9.5% U.S. Shareholder (as defined in GI Cayman’s articles of association) constitute 9.5% or more of the votes conferred by the issued shares of the company, the voting rights with respect to the GI Cayman Controlled Shares of such person will be limited, in the aggregate, to a voting power equal to approximately (but slightly less than) 9.5%, pursuant to a formula set forth in GI Cayman’s articles of association.

All votes at a general meeting will be decided by way of a poll. Voting rights on a poll may be exercised by shareholders registered in GI Cayman’s share register as of the record date for the meeting or by a duly appointed proxy of such a registered shareholder, which proxy need not be a shareholder. All proxies must be appointed in accordance with GI Cayman’s articles of association. The articles of association of GI

Provisions	GI Delaware	GI Cayman

Cayman provide that the Board may permit the appointment of proxies by the shareholders to be notified to GI Cayman electronically.

In accordance with the articles of association of GI Cayman, the Board of GI Cayman may from time to time cause GI Cayman to issue preference or other classes or series of shares. These shares may have such voting rights, if any, as may be specified in the terms of such shares (e.g., they may carry more votes per share than ordinary shares or may entitle their holders to a class vote on such matters as may be specified in the terms of the shares).

Treasury shares do not entitle their holders to vote at general meetings of shareholders. Shares held by its subsidiaries in GI Cayman are not precluded by Cayman law from voting at general meetings of the company.

Except where a greater majority is required by Cayman law or GI Cayman’s articles of association, any question proposed for consideration at any quorate general meeting of GI Cayman or of any class of shareholders will be decided by an ordinary resolution passed by a simple majority of the votes cast by such shareholders as, being entitled to do so, attend and vote in person or, where proxies are allowed, by proxy at such meeting.

Cayman law requires “special resolutions” of the shareholders to approve certain matters.

In the case of an equality of votes, the chairman of the meeting shall be entitled to a second or casting vote.

Supermajority Voting	The GI Delaware LLC Agreement will require supermajority approval of the shareholders to call a special meeting, as described above.	At least a majority of not less than two-thirds of the votes cast by such shareholders as, being entitled to do so, attend and vote in person or, where proxies are allowed, by proxy at a duly

Provisions	GI Delaware	GI Cayman
All other matters requiring shareholder approval must be approved by Common Shareholder Approval, except to the extent set forth in “Amendment of Governing Documents” below.

convened quorate general meeting of GI Cayman is required to approve a special resolution.

Examples of matters requiring special resolutions include:

•   Amending the objects of GI Cayman set forth in its memorandum of association;

•   Amending the articles of association of GI Cayman;

•   Approving a change of name of GI Cayman;

•   Reduction of issued share capital;

•   Resolving in favor of a shareholders’ voluntary winding-up; and

•   Mergers under the Cayman Islands Companies Law.

Variation of any special rights attached to any class or series of issued shares of GI Cayman (including GI Cayman ordinary shares) must, in accordance with the articles of association of GI Cayman, be approved by (1) the consent of the holders of not less than 75% the shares of the class or series affected, passed by the affirmative vote of the holders of the shares of that class or series voted at a meeting of that class or series or (2) the written consent of 75% the shareholders of that class or series. In the case of a meeting to vary the rights of any class or series of shares, the GI Cayman articles of association provide that the necessary quorum is the presence, in person or by proxy, of at least one shareholder representing at least one-third of the voting power of the issued shares of that class (but so that if at any adjourned meeting of such holders a quorum as above defined is

Provisions	GI Delaware	GI Cayman

not present, those shareholders who are present shall form a quorum).

Every shareholder of the affected class or series will have one vote for each share of such class or series that he or she holds as of the record date for the meeting except that if, and for so long as, the votes conferred by the GI Cayman Controlled Shares of any person constitute 9.5% or more of the votes conferred by the issued shares of the relevant class or series, the voting rights with respect to the GI Cayman Controlled Shares of such person will be limited, in the aggregate, to a voting power equal to approximately (but slightly less than) 9.5%, pursuant to a formula set forth in GI Cayman’s articles of association.

Amendment of Governing Documents

The GI Delaware LLC Agreement will provide that amendments thereto may be proposed only by the GI Delaware Board (except to the extent provided otherwise in any Share Designation), and that the GI Delaware Board will have no duty or obligation whatsoever, at any time, to propose any amendment to the GI Delaware LLC Agreement. If any shareholder or other Person requests any amendment to the GI Delaware LLC Agreement, the GI Delaware Board may decline to do so, free of any duty or obligation whatsoever to GI Delaware or any shareholder or other person.

The GI Delaware Board, without the approval of any shareholder or any other person, may as a general matter amend any provision of the GI Delaware LLC Agreement, except that:

•   no provision that provides shareholders with the right to approve or consent to any action may be amended to eliminate or reduce such right, unless approved by shareholders whose

Under Cayman law, GI Cayman may alter its memorandum and articles of association by passing of a special resolution of its shareholders to effect such amendment.

Provisions	GI Delaware	GI Cayman

aggregate voting power constitutes not less than the approval or consent necessary to approve or consent to such action;

•   no amendment may impose personal liability or a capital contribution obligation on any shareholder without such shareholder’s consent;

•   any amendment that would materially and adversely alter or change the rights of any shares in a manner that is disproportionate to the effect of such amendment on other classes or series of shares must be approved by the holders of a majority of the adversely affected shares; and

•   any amendment to the amendment section of the GI Delaware LLC Agreement will require Common Shareholder Approval.

Variation of Rights Attaching to a Class or Series of Shares

Notwithstanding the above, if any proposed amendment to the GI Delaware LLC Agreement would materially and disproportionately affect the rights, powers or privileges of any class of shares as compared to the effect thereon on other classes of shares, then such amendment will also require the prior approval of a majority of the outstanding shares of such affected class, voting as a separate class.

Under the articles of association of GI Cayman, the presence, in person or by proxy, of at least one or more shareholders constituting the holders of at least a majority of the voting power of the issued shares of GI Cayman that carry the right to vote at the meeting constitutes a quorum for the conduct of any business at a general meeting.

In the case of a meeting to vary the rights of any class or series of shares, discussed above under “—Variation of Rights Attaching to a Class or Series of Shares,” the GI Cayman articles of association law provide that the necessary quorum is the presence, in person or by proxy, of at least one shareholder representing at least one-third of the voting power of the issued shares of that class (but so that

Provisions	GI Delaware	GI Cayman
if at any adjourned meeting of such holders a quorum as above defined is not present, those shareholders who are present shall form a quorum).
Information Rights

The GI Delaware LLC Agreement provides that the shareholders’ rights to information are limited to such information as shall be filed by GI Delaware with the SEC or included in any annual report or other communications from time to time, and such tax information (if any) GI Delaware may send to its shareholders, and no shareholder shall have the right to obtain or access any other information, including any books and records, of GI Delaware (or its subsidiaries).

Each shareholder (other than a Class B Majority Shareholder) agrees to maintain the confidentiality of any non-public information provided to such shareholder by or on behalf of GI Delaware relating to GI Delaware or its affiliates; provided that such shareholder may disclose any such information in certain limited instances.

Cayman law does not confer upon shareholders specific rights to inspect the books and records of GI Cayman. Pursuant to the provisions of the Cayman Companies Law, a shareholder may apply to the Cayman Court to appoint one or more competent inspectors to examine the affairs of the company and to report therein in such manner as the court may direct.

Sinking Fund	The GI Delaware common shares will have no sinking fund provision.

The GI Cayman articles of association permit the establishment of a sinking fund to provide for the purchase or redemption of certain preferred shares in the company’s capital. No such preferred shares have been issued or are outstanding.

Liability for Further Calls or Assessments

All shares issued pursuant to and in accordance with the GI Delaware LLC Agreement will be fully paid and non-assessable limited liability company interests in GI Delaware, except as such non-assessability may be affected by Sections 18-607 and 18-804 of the DLLCA.

GI Cayman was formed pursuant to Section 8(1) of the Cayman Companies Law on the principle that the liability of its shareholders are limited to the amount unpaid on their shares. All shares issued pursuant to and in accordance with the GI Cayman memorandum and articles of association are fully paid and non-assessable shares in the capital of GI Cayman.

Provisions	GI Delaware	GI Cayman
Transfer and Registration of Shares

The officers of GI Delaware will keep or cause to be kept on behalf of GI Delaware a share register. In furtherance of the foregoing, GI Delaware may appoint a bank, trust company or other person to act as registrar and transfer agent. When a person (such as a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing) is acting as nominee, agent or in some other representative capacity for another person in acquiring or holding shares, as between GI Delaware, on the one hand, and such other person, on the other, such representative person shall be deemed the record holder of such shares. Accordingly, a transfer of shares from a person who holds such shares beneficially through a representative person to a person who will also hold such shares beneficially through the same representative person will not be registered in GI Delaware’s official share register, as the representative person will remain the record holder of such shares.

GI Delaware will not recognize a transfer until the transfer is registered on the books of GI Delaware or its transfer agent. GI Delaware may also require, as a condition to the registration of any transfer, the payment of an amount necessary to cover any tax or other governmental charge that may be imposed with respect to such transfer.

A person will be admitted as a shareholder and will automatically become bound by the terms, restrictions, duties, obligations and conditions of the GI Delaware LLC Agreement immediately upon such person’s purchase or other acquisition of any share in accordance with the terms and conditions of GI Delaware LLC Agreement, without any requirement that such person execute the GI Delaware LLC Agreement. A person may become

GI Cayman’s share register will be maintained by its transfer agent. Registration in this share register will be determinative of membership in GI Cayman. A shareholder of GI Cayman who holds shares beneficially will not be the holder of record of such shares. Instead, the depository (for example, Cede & Co., as nominee for DTC) or other nominee will be the holder of record of such shares. Accordingly, a transfer of shares from a person who holds such shares beneficially to a person who will also hold such shares beneficially through the same depository or other nominee will not be registered in GI Cayman’s official share register, as the depository or other nominee will remain the record holder of such shares.

A written instrument of transfer will be required under Cayman law in order to register on GI Cayman’s official share register any transfer of shares (1) from a person who holds such shares directly to any other person or (2) from a person who holds such shares beneficially to another person who also will hold such shares beneficially where the transfer involves a change in the depository or other nominee that is the record owner of the transferred shares. An instrument of transfer also will be required for a shareholder who directly holds shares to transfer those shares into his or her own broker account (or vice versa). No Cayman Islands stamp duty will be payable in respect of any transfer of shares in GI Cayman.

GI Cayman’s articles of association grant the Board of GI Cayman general discretion to decline to register an instrument of transfer in certain circumstances specified in the GI Cayman articles of association. The directors shall have the authority to

Provisions	GI Delaware	GI Cayman

a shareholder without the consent or approval of any of the shareholders, but a person may not become a shareholder without acquiring a share. Until a transferee becomes a shareholder, such transferee is not entitled to receive distributions or to any other rights to which the transferor was entitled.

See “Anti-Takeover Measures; Share Issuances; Transfer Restriction” for restrictions on the transfer of shares. The GI Delaware Board may impose additional restrictions on the transfer of shares if the GI Delaware Board determines such restrictions are necessary or advisable to avoid a significant risk of GI Delaware becoming taxable as a corporation for U.S. federal income tax purposes.

Notwithstanding anything to the contrary above, nothing will prevent the settling of any transaction involving shares entered into through Nasdaq or any other applicable national securities exchange.

request from any direct or indirect holder of Shares, and such holder shall provide, such information as the Directors may reasonably request for the purpose of determining whether any transfer should be permitted in accordance with the provisions of the GI Cayman articles of association and/or the rules of the Nasdaq.

Among other things, the Board may decline to register a transfer of shares unless a registration statement under the Securities Act is in effect with respect to the transfer or the transfer is exempt from registration. Further, the articles of association of GI Cayman provide that the Board of GI Cayman must decline to register a transfer of shares if it appears to the Board that the effect of such transfer would mean that a U.S. Person owned Controlled Shares constituting 9.5% or more of the value of the company or the voting shares of the company.

Dissolution; Rights upon Liquidation

Pursuant to the GI Delaware LLC Agreement, GI Delaware may be dissolved only upon the approval of the GI Delaware Board or if it ceases to have any shareholders. Each shareholder will be deemed to have waived any and all right to seek judicial dissolution of GI Delaware pursuant to Section 18-802 of the DLLCA or otherwise.

Upon any such dissolution, GI Delaware will be wound up and its assets will be distributed (a) to its creditors, including shareholders and directors who are creditors, (b) to the shareholders and former shareholders in satisfaction of liabilities for distributions and (c) to the shareholders, in proportion to the number of shares held by them.

The rights of the shareholders to a return of GI Cayman’s assets on dissolution or winding up, following the settlement of all claims of creditors, may be prescribed in GI Cayman’s articles of association or the terms of any shares issued by the Board of GI Cayman from time to time. The holders of preference shares, if any, in particular, may have the right to priority over ordinary or other shareholders in a winding up or dissolution of GI Cayman. If the articles of association and terms of issue of the shares of the company contain no specific provisions in respect of a winding up then, subject to the shareholder priorities and the rights of any creditors, the assets will be distributed to shareholders in proportion to the capital at the commencement of the winding up paid-up, or credited as paid up, on the shares held. GI Cayman’s articles

Provisions	GI Delaware	GI Cayman

provide that the ordinary shareholders of GI Cayman are entitled to participate in a winding up, and the method by which the property will be divided shall be determined by the liquidator, subject to an ordinary resolution by the shareholders, but such rights by ordinary shareholders to participate may be subject to the rights of any preference shareholders to participate under the terms of any series or class of preference shares.

Enforcement of Civil Judgments Rendered by Foreign Courts

Pursuant to the Delaware Uniform Foreign-Country Money Judgments Recognition Act (Chapter 48, Title 10 of the Delaware Code) (the “UFCMJRA”), where a “foreign country judgment” (as defined in the UFCMJRA) grants or denies recover of a sum of money that, under the law of the foreign country where such judgment rendered, is final, conclusive and enforceable, a Delaware court will recognize such judgment except in in certain limited instances as set forth in the UFCMJRA and under common law.

A judgment for the payment of money rendered by a court in the U.S. based on civil liability is not automatically enforceable in the Cayman Islands. There is no treaty between the Cayman Islands, or the United Kingdom (of which the Cayman Islands is an Overseas Territory) and the United States providing for the reciprocal enforcement of foreign judgments.

A judgment obtained in a foreign court (other than certain judgments of a superior court of any state of the Commonwealth of Australia) is recognised and enforced in the Cayman Court without any re-examination of the merits at common law, by an action commenced on the foreign judgment in the Cayman Court where the judgment:

•   is final and conclusive;

•   is one in respect of which the foreign court had jurisdiction over the defendant according to Cayman Islands conflict of law rules;

•   is either for a liquidated sum not in respect of penalties or taxes or a fine or similar fiscal or revenue obligations or, in certain circumstances, for in

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personam non-money relief; and • was neither obtained in a manner, nor is of a kind enforcement of which is contrary to natural justice or the public policy of the Cayman Islands.

THE SHAREHOLDER MEETINGS

We are furnishing this proxy statement to the holders of GI Cayman ordinary shares in connection with the solicitation of proxies by GI Cayman’s Board for use at the scheme meeting to consider the Scheme of Arrangement Proposal and the other matters that may come before that meeting, and at the extraordinary general meeting to consider the Scheme EGM Proposal, the GI Bermuda Transaction Proposal and the other matters that may come before that meeting, as described below, and at any adjournments of either such shareholder meetings.

General

The scheme meeting will be conducted in accordance with the directions of the Cayman Court pursuant to an Order granted on [●], 2020. The extraordinary general meeting will be conducted in accordance with the articles of association of GI Cayman.

Time, Place, Date and Purpose of the Meetings

The shareholder meetings are scheduled to be held at the offices of Walkers at 190 Elgin Avenue, George Town, Grand Cayman, KY1-9001, Cayman Islands on [●], 2020 and broadcast via live webcast.

Scheme meeting

The scheme meeting is scheduled to commence at [●] [a.m./p.m.], Cayman Islands Time, on [●], 2020. At that scheme meeting, GI Cayman’s Board intends to ask the holders of GI Cayman ordinary shares, voting as a single class, to vote on:

•	Proposal Number One—the Scheme of Arrangement Proposal.

Extraordinary General Meeting

The extraordinary general meeting is scheduled to commence at [●] [a.m./p.m.], Cayman Islands Time, on [●], 2020 (or as soon thereafter as the scheme meeting concludes or is adjourned). At the extraordinary general meeting, GI Cayman’s Board intends to ask the holders of GI Cayman ordinary shares to vote on:

•	Proposal Number Two—the Scheme EGM Proposal.

•	Proposal Number Three—the GI Bermuda Transaction Proposal.

Also, at the extraordinary general meeting, GI Cayman’s Board may ask the holders of GI Cayman ordinary shares to approve the Adjournment Proposal, if necessary.

GI Cayman’s Board has approved and unanimously recommends that you vote “FOR” each of the meeting proposals set forth in this proxy statement.

If any other matters properly come before the shareholder meetings or any adjournments of either of such shareholder meetings, the persons named in the proxy card will have the authority to vote the shares represented by all properly executed proxies in their discretion. The Board currently does not know of any matters to be raised at the shareholder meetings other than the meeting proposals contained in this proxy statement.

Voting Record Time; Voting Rights

GI Cayman has set [●] [a.m./p.m.] (Eastern Time) on [●], 2020 as the Voting Record Time for the scheme meeting and for the extraordinary general meeting.

Only registered holders of GI Cayman ordinary shares are entitled to notice of shareholder meetings. Only registered holders of GI Cayman ordinary shares on the Register as of the Voting Record Time are entitled to vote at the shareholder meetings or any adjournments of such meetings. You will not be the registered holder of shares that you hold “beneficially” only. Instead, the depository (for example, Cede & Co., as nominee for DTC) or other nominee will be the registered holder of such shares. Please see “—How You Can Vote—Shareholders Owning Shares Through Brokers or Nominees” below for more information.

As of the Voting Record Time, there were [●] GI Cayman A ordinary shares and [●] GI Cayman B ordinary shares issued and outstanding, and we had [●] shareholders of record. At the scheme meeting, each GI Cayman ordinary share entitles its holder to one vote on each proposal. At the extraordinary general meeting, each GI Cayman A ordinary share entitles its holder to one vote and each GI Cayman B ordinary share entitles its holder to ten votes.

Under Cayman Islands law, none of the holders of GI Cayman ordinary shares have any right to an appraisal of the value of their shares or payment for them in connection with the Transaction.

Quorum

At the scheme meeting to approve the Scheme of Arrangement Proposal, at least two shareholders must be present, in person via live webcast or by proxy, to satisfy quorum requirements. At the extraordinary general meeting to approve the other meeting proposals, at least one or more shareholders holding at least a majority of the paid up voting share capital of GI Cayman present in person via live webcast or by proxy and entitled to vote shall satisfy quorum requirements. For purposes of determining a quorum, abstentions and broker “non-votes” present in person via live webcast or by proxy are counted as represented. If a quorum is not present then the meeting shall be adjourned to the same day in the next week, at the same time and place, and if at the adjourned meeting a quorum is not present within half an hour of the time appointed for the meeting the shareholder(s) present and entitled to vote shall form a quorum.

Votes of Shareholders Required for Approval

Scheme of Arrangement Proposal. Assuming the presence of a quorum at the scheme meeting, the Scheme of Arrangement Proposal requires approval by the both (i) a majority in number of those holders of the GI Cayman ordinary shares at the Voting Record Time who are entitled to vote and who are present (either in person via live webcast or represented by proxy) and who vote at the scheme meeting, and representing (ii) at least 75% or more of the nominal value of the GI Cayman ordinary shares voted.

For the purpose of calculating the “majority in number” requirement for the approval of the Scheme of Arrangement Proposal: (i) each shareholder recorded on the Register at the Voting Record Time (other than a broker or nominee), voting in person via live webcast or by proxy, will be counted as a single shareholder, regardless of the number of GI Cayman ordinary shares voted by that shareholder; and (ii) each broker or nominee will be treated as casting one vote for each beneficial shareholder of GI Cayman ordinary shares as of the Voting Record Time that instructs such broker or nominee to vote in favor of the Scheme of Arrangement Proposal and one vote for each beneficial shareholder of GI Cayman ordinary shares as of the Voting Record Time that instructs such broker or nominee to vote against the Scheme of Arrangement Proposal, and the broker or nominee itself, shall not be counted as a shareholder of GI Cayman for purpose of the calculation of the majority in number test and instead will be treated as a “multi-headed” shareholder casting votes in respect of each beneficial shareholder of GI Cayman as of the Voting Record Time that instructs it to vote, or which it has authorized to vote on its behalf.

As such, where shares are held through DTC (including GI Cayman ordinary shares held in “street name” by brokers or nominees through DTC) or other nominees on behalf of beneficial owners, and the DTC nominee, Cede & Co., (or such other nominee) is listed as the registered holder of such shares on GI Cayman’s Register, the Cayman Court will “look through” the nominee to determine how the beneficial owners of shares instructed those shares to be voted.

In accordance with the Cayman Companies Law, the “majority in number” requirement, as described above, will therefore be met if the total number of holders of GI Cayman ordinary shares (calculated as described above) voting ‘‘FOR” the Scheme of Arrangement Proposal exceeds the total number of holders of GI Cayman ordinary shares (also calculated as described above) voting ‘‘AGAINST” the Scheme of Arrangement Proposal at the Scheme Meeting.

In accordance with the Cayman Companies Law, the ‘‘75 per cent. in value’’ requirement, as described above, will be met if the total value of the GI Cayman ordinary shares being voted in favor of the Scheme of Arrangement Proposal is at least 75% or more of the total value of the GI Cayman ordinary shares voted for or against the Scheme of Arrangement Proposal at the scheme meeting.

Voting at the scheme meeting will be by poll and not on a show of hands.

Scheme EGM Proposal. Assuming the presence of a quorum, the Scheme EGM Proposal requires approval by the affirmative vote of not less than two-thirds of the votes cast in respect of all GI Cayman ordinary shares voted, in person via live webcast or by proxy, at the extraordinary general meeting.

GI Bermuda Transaction Proposal. Assuming the presence of a quorum, the GI Bermuda Transaction Proposal requires the affirmative vote of more than 50% of the votes cast in respect of all GI Cayman ordinary shares voted, in person via live webcast or by proxy, at the extraordinary general meeting.

Adjournment Proposal. If necessary, the Adjournment Proposal requires the affirmative vote of GI Cayman’s ordinary shares representing more than 50% of the votes cast in respect of all GI Cayman ordinary shares voted, in person via live webcast or by proxy, at the extraordinary general meeting.

For purposes of determining whether the required approval has been obtained for any of the meeting proposals described in this proxy statement, shares that are not voted at the applicable shareholder meeting will not be considered.

Approval of each of the Scheme of Arrangement Proposal, the Scheme EGM Proposal and the GI Bermuda Transaction Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.

Intentions of Directors and Executive Officers. Our directors and executive officers have indicated that they intend to vote their shares “FOR” each of the meeting proposals set forth in this proxy statement. At the Voting Record Time, our current directors and executive officers and their affiliates beneficially owned [●], or approximately [●]%, of the outstanding GI Cayman ordinary shares.

Proxies

Two proxy cards are being sent to each shareholder as of the Voting Record Time—one proxy card labeled blue for the scheme meeting and one proxy card labeled white for the extraordinary general meeting.

The accompanying proxies are being solicited on behalf of the Board of GI Cayman. We have hired Georgeson LLC as our proxy solicitor to assist in the distribution of proxy materials and the solicitation of proxies for a fee estimated at $20,000, plus reimbursement of out-of-pocket expenses. Georgeson LLC will be indemnified against certain liabilities and expenses, including certain liabilities under the U.S. federal securities laws. Proxies may be solicited on behalf of the Board by mail, and in person and by telephone. GI Cayman will bear the cost of soliciting proxies. We will also reimburse brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to the persons for whom they hold GI

Cayman ordinary shares. To the extent necessary in order to ensure sufficient representation at the shareholder meetings, the directors, officers and employees of GI Cayman may also solicit proxies by personal interview, mail, email, telephone, facsimile or other means of communication. These persons will not be paid additional remuneration for their efforts. The extent to which this will be necessary depends upon how promptly proxies are returned. We urge you to send in your proxy cards without delay.

If you are a registered holder of GI Cayman ordinary shares as of the Voting Record Time, your GI Cayman ordinary shares will be voted in accordance with your instructions if you properly mark, date, sign and return both accompanying proxy cards (one labeled blue for the scheme meeting, and one labeled white for the extraordinary general meeting) by mail or courier to Computershare LLC at 2950 Express Drive South, Suite 210, Islandia, NY 11749 in the enclosed, postage-paid envelope as promptly as possible and, in any event, by no later than [●] [a.m./p.m.] (Eastern Time) on [●], 2020 (that is, it must be received at least forty eight hours prior to the commencement of the relevant shareholder meeting). If you have timely submitted a properly marked, dated and signed proxy card, your GI Cayman ordinary shares will be voted as indicated.

If you do not wish to vote all of your GI Cayman ordinary shares in the same manner on any particular proposal(s) at the shareholder meetings, you may specify your vote by clearly hand-marking the applicable proxy card to indicate how you want to vote your GI Cayman ordinary shares. You may not split your vote if you are giving voting instructions (for shareholders who hold their shares in “street name”) by telephone.

If you are a registered shareholder and if you do not specify on the applicable enclosed proxy card that is submitted how you want to vote your GI Cayman ordinary shares, the proxy holders will vote such unspecified GI Cayman ordinary shares “FOR” each of the meeting proposals set forth in this proxy statement.

If you properly received the proxy cards, you may grant a proxy to vote on the meeting proposals presented in one of the ways that are explained below under “—How You Can Vote—Registered Shareholders.”

If you hold your GI Cayman ordinary shares in “street name” through a broker or nominee, two voting instruction forms are enclosed with this proxy statement—one voting instruction form labeled blue for the scheme meeting and one voting instruction form labeled white for the extraordinary general meeting. To ensure that your GI Cayman ordinary shares are voted in accordance with your wishes, please properly mark, date, sign and return both accompanying voting instruction forms (one labeled blue for the scheme meeting, and one labeled white for the extraordinary general meeting) in the enclosed, postage-paid envelope as promptly as possible. If you have timely submitted a properly executed voting instruction form, your GI Cayman ordinary shares will be voted as indicated. Please follow the voting instructions provided by your broker, which may include an option to instruct the broker or nominee by telephone on how to vote.

Please note that holders of GI Cayman ordinary shares through brokers or nominees may be required to submit voting instructions to their applicable broker or nominee at or prior to the deadline applicable to registered holders of GI Cayman ordinary shares and such holders should therefore follow the separate instructions that will be provided by their applicable broker or nominee. Your broker or nominee will not be able to vote your GI Cayman ordinary shares unless it receives appropriate and timely instructions from you.

Please see “—How You Can Vote—Shareholders Owning Shares Through Brokers or Nominees” below for more information. You may abstain on any proposal by marking “ABSTAIN” with respect to the proposal on your proxy card or by following instructions from your broker or nominee.

An abstention or broker “non-vote” on any proposal has the effect of a vote not being cast with respect to the relevant shares in relation to that proposal. Although the shareholder is considered present for purposes of the relevant quorum requirement, such shares will not be considered when determining whether the proposal has received the required shareholder approval.

If you do not appoint a proxy and you do not vote at the shareholder meetings, your GI Cayman ordinary shares will also not be considered when determining whether a proposal has received the required shareholder approval. Even if you do not appoint a proxy and you do not vote at the shareholder meetings, you will still be bound by the outcome. You are therefore strongly urged to attend and vote at the shareholder meetings in person via live webcast or by proxy.

If the shareholder meetings are postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meetings. You will still be able to revoke your proxy until it is voted. Please see “—Revoking Your Proxy” below for more information.

Revoking Your Proxy

You may revoke your proxy card(s) before it is exercised at the relevant shareholder meeting by one of the following means. If you are a registered shareholder, you may revoke your proxy card(s) by:

•

sending a written notice to Computershare LLC at 2950 Express Drive South, Suite 210, Islandia, NY 11749 specifying that you are revoking your proxy with respect to the shareholder meetings. Your written notice must be received at least one day before the shareholder meeting to permit the necessary examination and tabulation of the revocation before the votes are taken;

•

if you submitted your proxy card(s), submitting new and properly marked, signed and dated proxy card(s) at least twenty four hours prior to the commencement of the relevant meeting with respect to the shareholder meetings with a later date than the proxy card(s) you last submitted; or

•	voting in person via live webcast at either or both of the shareholder meetings.

If you hold your GI Cayman ordinary shares in “street name” beneficially through a broker or nominee, you must follow the procedures required by your broker or nominee to revoke your proxy or change your vote. You should contact your broker or nominee if you have any questions with respect to these procedures.

Your proxy will not be revoked merely by attending the shareholder meetings. To revoke a proxy, you must take one of the actions described above.

How You Can Vote

Registered Shareholders

If you are a registered shareholder at the Voting Record Time, you are entitled to attend and vote your GI Cayman ordinary shares at the shareholder meetings (and any adjournments thereof) either by voting in person via live webcast or by proxy by submitting completed proxy cards. By submitting your proxy cards, you are legally authorizing another person to exercise all of your rights to attend, speak and vote your GI Cayman ordinary shares at either or both of the shareholder meetings in accordance with your instructions.

You can only appoint a proxy using the procedures set out in this proxy statement and in the relevant proxy card. A proxy appointed to attend the shareholder meetings in person via live webcast on your behalf does not need to be a shareholder of GI Cayman but must attend the shareholder meetings to represent you in accordance with your instructions. You may appoint more than one proxy provided that each proxy is appointed to exercise rights attached to different GI Cayman ordinary shares. You may not appoint more than one proxy to exercise rights attached to any one GI Cayman ordinary share.

Each of the enclosed proxy cards designates Stephen W. Ries and Thomas M. McGeehan, or either of them, to vote your GI Cayman ordinary shares in accordance with the voting instructions you indicate in your proxy. If you wish to appoint another person as your proxy, you can strike out the names of Stephen W. Ries and Thomas M. McGeehan and replace them with the name of such other person on each proxy card.

If you submit your proxy cards designating Stephen W. Ries and Thomas M. McGeehan, or either of them, as the individuals authorized to vote your GI Cayman ordinary shares, but you do not indicate how your GI Cayman ordinary shares are to be voted, then your GI Cayman ordinary shares will be voted by those individuals in accordance with the Board’s recommendations, which are described in this proxy statement as voting “FOR” each of the meeting proposals at the shareholder meetings. In addition, if any other matters are properly brought up at the shareholder meetings (other than the meeting proposals contained in this proxy statement), then each of these individuals will have the authority to vote your GI Cayman ordinary shares on those matters in his or her discretion. The Board currently does not know of any matters to be raised at the shareholder meetings other than the meeting proposals contained in this proxy statement.

You may submit your proxy either by mail or courier. Please let us know whether you plan to attend the shareholder meetings by marking the appropriate box on your proxy card. In order for your proxy card to be validly submitted and for your GI Cayman ordinary shares to be voted in accordance with your proxy card, Computershare LLC must receive your proxy card at 2950 Express Drive South, Suite 210, Islandia, NY 11749, not later than [●] [a.m./p.m.] (Eastern Time) on [●], 2020, where it must be received at least forty eight hours prior to the commencement of the relevant meeting.

Appointment of a proxy does not preclude you from attending either or both of the shareholder meetings and voting in person via live webcast. Attending the shareholder meetings in person via live webcast will not in and of itself revoke a previously submitted proxy card. However, any votes cast by you or your proxy at either of the shareholder meetings will revoke a previously submitted proxy card for such shareholder meeting.

Shareholders Owning Shares Through Brokers or Nominees

For shareholders who hold their shares in “street name” beneficially through a broker or nominee, we have enclosed two voting instruction forms (one voting instruction form labeled blue for the scheme meeting, and one voting instruction form labeled white for the extraordinary general meeting). By submitting your voting instruction form, you are instructing your broker or nominee to vote your GI Cayman ordinary shares in accordance with your instructions.

Under Nasdaq rules, brokers and nominees who hold GI Cayman ordinary shares on behalf of customers will not have the authority to vote without direction on the Scheme of Arrangement Proposal, the Scheme EGM Proposal and the GI Bermuda Transaction Proposal. If you hold your GI Cayman ordinary shares through a broker or nominee and you do not instruct your broker or nominee on how to vote your GI Cayman ordinary shares prior to the shareholder meetings, your broker or nominee, or the depository through which your broker holds your shares, will not be able to vote your GI Cayman ordinary shares at the shareholder meetings or affect the outcome of the vote, which is based on shares voting. Under Nasdaq rules, brokers and nominees who hold shares on behalf of customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners, but are precluded from exercising their voting discretion with respect to proposals for “non-routine” matters. We believe that the Scheme of Arrangement Proposal, the Scheme EGM Proposal and the GI Bermuda Transaction Proposal are proposals for non-routine matters. As a result, there may be broker “non-votes” with respect to each of these meeting proposals.

You may submit your voting instruction forms either by mail or courier. Please let us know whether you plan to attend each of the shareholder meetings in person via live webcast by marking the appropriate box on your voting instruction forms. In order for your voting instructions forms to be validly submitted and for your GI Cayman ordinary shares to be voted at the shareholder meetings in accordance with your voting instruction forms, Computershare LLC must receive your voting instruction forms by mail or courier as promptly as possible at 2950 Express Drive South, Suite 210, Islandia, NY 11749, not later than [●] [a.m./p.m.] (Eastern Time) on [●], 2020, (that is, it must be received at least forty eight hours prior to the commencement of the relevant shareholder meeting). Please note that holders of GI Cayman ordinary shares through brokers or nominees may be required to submit their voting instruction forms to their applicable broker or nominee at or prior to this deadline and such holders should therefore follow the separate instructions that will be provided by their applicable broker or nominee.

Shareholders who hold their shares in the name of a broker or nominee and that plan to attend the shareholder meetings must present proof of ownership of GI Cayman ordinary shares as of the Voting Record Time, such as a brokerage account statement or letter from a broker to register for the shareholder meetings. In addition, you may not vote your GI Cayman ordinary shares in person via live webcast at the shareholder meetings unless you obtain an “instrument of proxy” or “legal proxy” from the broker or nominee that holds your GI Cayman ordinary shares. You will need to follow the instructions of your broker or nominee in order to obtain such an “instrument of proxy” or “legal proxy.”

If you hold GI Cayman ordinary shares through a broker or nominee, we recommend that you contact your broker or nominee directly for more information on the procedures by which your GI Cayman ordinary shares can be voted. Your broker or nominee will not be able to vote your GI Cayman ordinary shares unless it receives appropriate instructions from you.

Validity

The chairman of each of the shareholder meetings will determine all questions as to validity, form and eligibility, including time of receipt and acceptance of proxies. His or her determination will be final and binding, provided, however, that such determination is subject to any decision made by a court of competent jurisdiction upon a lawful challenge to his or her determination. The chairman of the meeting has the right to waive any irregularities or conditions as to the manner of voting. The chairman of the meeting may accept your proxy by any form of written or electronic communication of the proxy instrument permitted under the Cayman Companies Law so long as he or she is reasonably assured that the communication is authorized by you. Rolf Lindsay has been appointed as chairman of the scheme meeting and the extraordinary general meeting.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of June 30, 2020, information regarding the beneficial ownership of GI Cayman ordinary shares held by: (1) each of our current directors and each of our named executive officers; (2) all of our current directors and executive officers as a group; and (3) each holder known to us to hold beneficially more than 5% of any class of our ordinary shares. To our knowledge, except as otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the ordinary shares beneficially owned by him or her. For purposes of the table below, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any ordinary shares that such person has the right to acquire within sixty days after June 30, 2020.

We have based our calculation of the percentage of beneficial ownership on 10,213,941 shares of our A ordinary shares and 4,133,366 B ordinary shares outstanding as of June 30, 2020. For purposes of computing the percentage of outstanding GI Cayman ordinary shares held by each person or group of persons named below, any ordinary shares that such person or persons have the right to acquire within sixty days after June 30, 2020 are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

	A Ordinary Shares(1)		B Ordinary Shares(1)		Total Voting Power(1)(2)	% As- Converted Ownership(1)(3)
Name and address of Beneficial Owner**	Shares	%	Shares	%	%	%
Saul A. Fox(4)	5,218,280	36.4	4,133,366	100.0	4.8	36.4
Fox Paine & Company, LLC and affiliated investment funds(5)	4,010,552	28.0	3,993,100	96.6	77.5	28.0
Richmond Hill Investments, LLC(6)	1,400,038	13.7	—	—	2.7	9.8
Hotchkis & Wiley Capital Management(7)	1,325,850	13.0	—	—	2.6	9.3
Richmond Hill Investment Co., LP(8)	997,188	9.8	—	—	1.9	7.0
Dimensional Fund Advisors LP(9)	835,356	8.2	—	—	1.6	5.8
BlackRock, Inc.(10)	645,401	6.3	—	—	1.3	4.5
Cynthia Y. Valko(11).	631,003	6.2	—	—	1.2	4.4
Seth J. Gersch(12)	128,364	1.3	—	—	*	*
Thomas M. McGeehan(13)	65,937	*	—	—	*	*
Joseph W. Brown.	57,718	*	—	—	*	*
Jason B. Hurwitz(14).	55,702	*	—	—	*	*
Jonathan E. Oltman(13)	50,190	*	—	—	*	*
Stephen Green	34,059	*	—	—	*	*
Bruce R. Lederman	26,892	*	—	—	*	*
James D. Wehr	14,263	*	—	—	*	*
Thomas P. Gibbons(13)	9,450	*	—	—	*	*
Michele A. Colucci(15)	3,307	*	—	—	*	*
All directors and executive officers as a group (consists of 12 persons)	6,295,165	43.9	4,133,366	100	84.4	43.9

*	The percentage of shares beneficially owned does not exceed 1%.

**	Unless otherwise indicated, the address for each beneficial owner is c/o Global Indemnity Limited, 27 Hospital Road, George Town, Grand Cayman, KY1-9008, Cayman Islands, Attn: Walkers Global.

(1)

The numbers of shares set forth in these columns are calculated in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934. As a result, these figures assume the exercise or conversion by each beneficial owner of all securities that are exercisable or convertible within 60 days of May 29, 2020. In particular, A ordinary shares that may be acquired by a particular beneficial owner upon the conversion of B ordinary shares are deemed to be outstanding for the purpose of computing the percentage of the A ordinary shares owned by such beneficial owner, but are not deemed to be outstanding for the purpose of computing the percentage of the A ordinary shares owned by any other beneficial owner.

(2)

The percentages in this column represent the percentage of the total outstanding voting power of GI Cayman that the particular beneficial owner holds. The numerator used in this calculation is the total votes to which each beneficial owner is entitled, taking into account that each B ordinary share has ten votes, and the denominator is the total number of votes to which all outstanding shares of Global Indemnity Limited are entitled, again taking into account that each B ordinary share has ten votes.

(3)

The percentages in this column represent the percentage of the total outstanding share capital of GI Cayman that a particular beneficial owner holds on an as-converted basis, assuming that each B ordinary share is converted into one A ordinary share. As of June 30, 2020 there were 14,347,307 A ordinary shares outstanding on an as-converted basis. The numerator used in this calculation is the total number of A ordinary shares each beneficial owner holds on an as-converted basis and the denominator is the total number of A ordinary shares on an as-converted basis.

(4)

979,050 of the A ordinary shares and 140,266 of the B ordinary shares listed are held by Fox Mercury Investments, L.P. (collectively, with certain of its affiliates, the “FM entities”). Mercury Assets Delaware LLC and a subsidiary of Fox Paine Global, Inc. are the limited partners of Fox Mercury Investments, L.P. and a subsidiary of Fox Paine Global, Inc. is the general partner of Fox Mercury Investments, L.P. 88,412 of the A ordinary shares listed are held by Mercury Assets Delaware, LLC. Fox Paine & Company LLC is owned by Fox Paine Global, Inc. Mr. Fox is the founder and Chief Executive of Fox Paine & Company, LLC. The sole shareholder of Fox Paine Global, Inc. is Benjerome Trust. The sole member of Mercury Assets Delaware LLC is the Benjerome Trust. Mr. Fox is the sole trustee of the Benjerome Trust. Fox Mercury Investments, L.P. is a less than 10% shareholder of Fox Paine International GP, Ltd and does not control Fox Paine International GP, Ltd. The address for Fox Mercury Investments, L.P. is 27 Hospital Road, George Town, Grand Cayman, KY1-9008, Cayman Islands. The address of Fox Paine Global, Inc. is 200 South Virginia Street, Suite 820, Reno, NV 89501. The address for Mr. Fox and the other entities is c/o Fox Paine & Company, LLC, 2105 Woodside Road, Suite D, Woodside, California 94062.

(5)

The security holders are: U.N. Holdings (Cayman), Ltd.; U.N. Holdings (Cayman) II, Ltd.; and Fox Paine Capital Co-Investors International GP, Ltd. A majority of the outstanding share capital of U.N. Holdings (Cayman), Ltd. and U.N. Holdings (Cayman) II, Ltd. are held by Fox Paine Capital Fund II International, L.P. (the “Fox Paine Fund”, collectively with the FM Entities and Fox Paine & Company, LLC, the “Fox Paine Entities”). The sole general partner of Fox Paine Capital Fund II International, L.P. is FP International LPH, L.P. The sole general partner of FP International LPH, L.P. is Fox Paine International GP, Ltd. (“GPLTD”). As a result, each of Fox Paine Capital Fund II International, L.P., FP International LPH, L.P., and GPLTD may be deemed to control U.N. Holdings (Cayman), Ltd. and U.N. Holdings (Cayman) II, Ltd. The sole shareholder of Fox Paine Capital Co-Investors International GP, Ltd. is FP International LPH, L.P. As a result, FP International LPH, L.P. and GPLTD may be deemed to control Fox Paine Capital Co-Investors International GP, Ltd. In addition, pursuant to a management agreement with FP International LPH, L.P. and Fox Paine Capital Fund II International, L.P., Fox Paine & Company, LLC may be deemed to be the indirect beneficial owner of such securities by virtue of its dispositive power over securities held by FP International LPH, L.P. but does not have voting power over securities held by FP International LPH, L.P. (which voting power is retained by FP International LPH, L.P. and exercised by GPLTD, the general partner of FP International LPH, L.P.) Fox Mercury Investments, L.P. is a less than 10% shareholder of GPLTD and does not control GPLTD. GPLTD, as the general partner of FP International LPH, L.P., may terminate that management agreement at any time in its sole discretion. The address for the Fox Paine Fund is 190 Elgin Ave, George Town, Grand Cayman, KY1-9005, Cayman Islands.

(6)

Based on information provided pursuant to a Schedule 13G/A filed on January 10, 2018 with the SEC, which reported that Richmond Hill Investments, LLC, (“Richmond Hill”), an investment advisor, has shared dispositive power and shared power to direct the vote of 1,400,038 A ordinary shares with Essex Equity Joint Investment Vehicle, LLC (“Essex”) and John Liu, as the principal of Essex. Essex, the security holder of the securities identified herein, acts and holds such securities directly. The address for Mr. Liu, Essex and Richmond Hill is 375 Hudson Street, 12th Floor, New York, NY 10014.

(7)

Based on information provided pursuant to a Schedule 13G/A filed with the SEC on February 13, 2020, which reported that Hotchkis and Wiley Capital Management, LLC (“Hotchkis”), an investment advisor, has sole dispositive power as to 1,325,850 A ordinary shares, has the power to direct the vote of 1,108,406 A ordinary shares and has no shared dispositive or voting power over the remaining A ordinary shares. The address for Hotchkis is 601 S. Figueroa Street, 39th Floor, Los Angeles, California 90017.

(8)

Based on information provided pursuant to a Schedule 13G/A filed on February 14, 2019 with the SEC, which reported that Richmond Hill Investment Co., LP, (“Richmond Hill Investment”), an investment advisor, has shared dispositive power and shared power to direct the vote of 997,188 A ordinary shares with Richmond Hill Capital Management, LLC (“Richmond Hill Capital”) and Ryan P. Taylor, the principal of Richmond Hill Capital. Richmond Hill Capital, the security holder of the securities identified herein, acts and holds such securities directly. The address for Mr. Taylor, Richmond Hill Investment and Richmond Hill Capital is 375 Hudson Street, 12th Floor, New York, NY 10014.

(9)

Based on information provided pursuant to a Schedule 13G/A filed with the SEC on February 12, 2020, which reported that Dimensional Fund Advisors LP (“Dimensional”), an investment advisor, has sole dispositive power as to 835,356 A ordinary shares, has the power to direct the vote of 801,310 A ordinary shares, and has no shared dispositive or voting power over the remaining A ordinary shares. The address for Dimensional is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(10)

Based on information provided pursuant to a Schedule 13G filed with the SEC on February 7, 2020, which reported that BlackRock, Inc. (“BlackRock”), an investment advisor, has sole dispositive power as to 645,401 A ordinary shares, has the power to direct the vote of 626,346 A ordinary shares, and has no shared dispositive or voting power over the remaining A ordinary shares. The address for BlackRock is 55 East 52nd Street, New York, NY 10055.

(11)	Includes 600,000 A ordinary shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days.

(12)	Mr. Gersch is a less than 10% shareholder of Fox Paine International GP, Ltd. and does not control Fox Paine International GP, Ltd.

(13)	Includes A ordinary shares subject to restricted share units.

(14)	Mr. Hurwitz is a less than 10% shareholder of Fox Paine International GP, Ltd. and does not control Fox Paine International GP, Ltd.

(15)	Ms. Colucci is a less than 10% shareholder of Fox Paine International GP, Ltd. and does not control Fox Paine International GP, Ltd.

MARKET PRICE AND DIVIDEND INFORMATION

Information regarding the principal market for GI Cayman ordinary shares and related shareholder matters is as follows:

GI Cayman A ordinary shares are traded on Nasdaq under the symbol “GBLI.” As of [●], 2020, the approximate number of registered holders of GI Cayman ordinary shares was [●]. Historical financial information may not be indicative of GI Cayman’s or GI Delaware’s future performance. We have included no data for GI Delaware because this entity was not in existence until June 2020. The high and low sales price per GI Cayman A ordinary share on Nasdaq for the following periods were as follows:

2018	High	Low
First quarter	$43.49	$32.22
Second quarter	42.24	34.18
Third quarter	42.00	34.23
Fourth quarter	39.40	31.78

2019
First quarter	$41.77	$30.26
Second quarter	33.75	26.01
Third quarter	31.62	24.62
Fourth quarter	30.81	24.01

2020
First quarter	$34.65	$23.49
Second quarter (through June 15, 2020)	$28.92	$22.17

On June 22, 2020, the last trading day before the public announcement of the Transaction, the closing price of the GI Cayman A ordinary shares as reported by Nasdaq was $23.23 per share. On [●], 2020, the most recent practicable date before the date of this proxy statement, the closing price of the GI Cayman A ordinary shares as reported by Nasdaq was $[●] per share.

GI Cayman paid dividends of $0.25 per ordinary share to all holders of record of A and B ordinary shares at the end of each quarter in 2018 and 2019 and at the end of the first quarter in 2020. Future dividends, if any, on the GI Cayman ordinary shares and/or future distributions, if any, on the GI Delaware common shares will be at the discretion and approval of their respective boards of directors and will depend on, among other things, our results of operations, cash requirements and surplus, financial condition, contractual restrictions and other factors that the board of directors may deem relevant, as well as our ability to continue to pay dividends or distribution in compliance with Cayman or Delaware law, respectively. Under Delaware law, a limited liability company may not make a distribution to its shareholders if, after giving effect to the distribution, the liabilities of the limited liability company would exceed the fair market value of its assets. Accordingly, prior to declaring any distribution, the Board of Directors of GI Delaware must determine if GI Delaware is or will be, as a result of such distribution, insolvent. There can be no assurance that distributions will be proposed or declared in the future, or as to the amount of any such distributions.

GI Cayman is a holding company and has no direct operations. The ability of GI Cayman to pay dividends is subject to Cayman Islands law and depends, in part, on the ability of its subsidiaries to pay dividends. GI Bermuda and the U.S. insurance subsidiaries are subject to significant regulatory restrictions limiting their ability to declare and pay dividends.

The Cayman Companies Law and the common law applicable in Cayman regulate the payment of dividends by GI Cayman. Under Cayman Islands law, dividends and distributions may only be made from distributable reserves or from amounts standing to the credit of the company’s share premium account. Distributable reserves, broadly, means the accumulated realized profits of GI Cayman less accumulated realized losses of GI Cayman on a standalone basis, together with any reserve established by the revaluation of the company’s assets and (subject to certain considerations as to solvency) any amounts standing to the credit of the company’s share premium account. The share premium account is an account maintained in the books and records of GI Cayman that records the excess of the consideration paid (or deemed to have been paid) upon the initial issuance of any share over the par value of that share. Distributions may not be made from the share premium account unless, immediately thereafter, the company is able to meet its obligations in the ordinary course as they fall due.

For 2020, the Company believes that GI Bermuda, a wholly-owned subsidiary of GI Cayman, should have sufficient liquidity and solvency to pay dividends. GI Bermuda may not declare or pay a dividend which would cause it to fail to meet its minimum solvency margin or enhanced capital requirement or while it fails to meet its minimum solvency margin or enhanced capital requirement until the failure is rectified. GI Bermuda may not, in any financial year, pay dividends which would exceed 25% of its total statutory capital and surplus as shown on its statutory balance sheet in relation to the previous financial year, unless (at least seven days before payment of such dividends) it files with the Bermuda Monetary Authority (the “BMA”) an affidavit signed by at least two directors (one of whom must be a Bermuda resident director if any of GI Bermuda’s directors are resident in Bermuda) and the principal representative stating that it will continue to meet its solvency margin and minimum liquidity ratio. Where such an affidavit is filed, it shall be available for public inspection at the offices of the BMA.

Likewise, GI Bermuda is prohibited from reducing its total statutory capital by 15% or more, as set out in its previous year’s financial statements, without the BMA’s prior approval. Total statutory capital consists of GI Bermuda’s paid in share capital, its contributed surplus (sometimes called additional paid in capital) and any other fixed capital designated by the BMA as statutory capital. In order for GI Bermuda to reduce its statutory capital by 15% or more, as set out in its previous year’s financial statements, it is also required to submit an affidavit signed by at least two directors (one of whom must be a Bermuda resident director if any of GI Bermuda’s directors are resident in Bermuda) and the principal representative stating that the proposed reduction will not cause GI Bermuda to fail its relevant margins and such other information as the BMA may require. Where such an affidavit is filed, it shall be available for public inspection at the offices of the Authority.

Additionally, pursuant to Section 54 of the Companies Act 1981, GI Bermuda, may only declare and pay a dividend or make a distribution out of contributed surplus if there are reasonable grounds for believing that the GI Bermuda is, and after the payment will be, able to meet and pay its liabilities as they become due and the realizable value of the company’s assets will not be less than its liabilities.

Penn-Patriot is restricted by statute as to the source and amount of dividends that it may pay without the prior approval of the Virginia Bureau. Dividends may be paid without advanced regulatory approval only out of unassigned surplus. The dividend limitations imposed by Virginia insurance laws are based on the statutory financial results of Penn-Patriot that are determined using statutory accounting principles that differ in various respects from accounting principles used in financial statements prepared in accordance with U.S. GAAP. Specifically, under Virginia insurance laws, an extraordinary dividend or distribution requires the Virginia Bureau’s prior approval and includes any dividend or distribution of cash or other property whose fair market value together with that of other dividends or distributions made within the preceding 12 months exceeds the greater of (i) 10% of such insurer’s surplus as regards policyholders as of the immediately preceding December 31 or (ii) the net income, if such insurer is not a life insurer, not including realized capital gains, for the 12-month period ending the immediately preceding December 31, but does not include pro rata distributions of any class of the insurer’s own securities.

We intend to file an application with Nasdaq to list the GI Delaware class A common shares that holders of GI Cayman A ordinary shares will receive in the Transaction. Immediately following the Effective Time, the GI Delaware class A common shares will be listed on Nasdaq under the symbol “GBLI,” the same symbol under which the GI Cayman class A common shares are currently listed. We do not currently intend to list the GI Delaware class A common shares on any other stock exchange.

Please see “Risk Factors,” “Description of Global Indemnity Group, LLC Share Capital—Dividends,” and “Proposal Number One: The Scheme of Arrangement Proposal—Amendment, Termination or Delay.” Please also see “Material Tax Considerations Relating to the Transaction.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements incorporated in this proxy statement by reference to the Annual Report on Form 10-K for the year ended December 31, 2019, and the effectiveness of internal control over financial reporting as of December 31, 2019 have been audited by Ernst & Young LLP, an independent registered public accounting firm, as stated in their report incorporated herein.

LEGAL MATTERS

Skadden, Arps, Slate, Meagher & Flom LLP has advised us as to certain matters, including certain matters under Delaware law, the U.S. securities laws, U.S. federal income tax consequences and insurance regulatory aspects of the Transaction. Walkers has advised us as to all matters relating to Cayman Islands law, including, amongst other things, all matters pertaining to the scheme of arrangement and also certain matters in connection with Cayman Islands corporate and securities laws. Conyers Dill & Pearman Limited has advised us as to certain matters, including certain matters under Bermuda law. Bland & Sorkin, P.C. has advised us as to certain matters, including certain matters under Virginia insurance regulatory law.

SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS

GI Cayman Shareholder Proposals

GI Cayman’s annual general meeting of shareholders for 2020 occurred on June 17, 2020.

Under the rules and regulations promulgated by the SEC, certain shareholder proposals may be included in our proxy statements. Any shareholder desiring to have such a proposal included in our proxy statement for the annual general meeting to be held in 2021 must deliver a proposal that complies with Rule 14a-8 under the Exchange Act to our Chief Executive Officer c/o Global Indemnity Limited at our registered office 27 Hospital Road, George Town Grand Cayman, KY1-9008, Cayman Islands, Attn: Walkers, on or before December 31, 2020.

However, if the date of our 2021 annual general meeting of shareholders is changed by more than [30] days from the date of our 2020 annual general meeting, then the deadline for receipt of any shareholder proposal submitted pursuant to Rule 14a-8 is a reasonable time before we begin to print and send our proxy materials.

Where a shareholder does not seek inclusion of a proposal in the proxy materials and submits a proposal outside of the process described in Rule 14a-8 of the Exchange Act, the proposal must be received by our Chief Executive Officer c/o Global Indemnity Limited, 27 Hospital Road, George Town Grand Cayman, KY1-9008, Cayman Islands, Attn: Walkers, on or before March 15, 2021 or it will be deemed “untimely” for purposes of Rule 14a-4(c) under the Exchange Act and, therefore, our form of proxy will confer discretionary authority to vote on any such proposal with respect to all proxies submitted to GI Cayman.

GI Cayman’s memorandum and articles of association also permit extraordinary general meetings to be convened on the requisition in writing of any shareholder or shareholders entitled to attend and vote at extraordinary general meetings of GI Cayman holding at least 10% percent of the paid up voting share capital of GI Cayman deposited at GI Cayman’s registered office specifying the objects of the meeting and signed by the requisitionists, and the Board shall convene any such meeting within 21 days of, and for a date not later than 90 days after, the date of such deposit. This method of convening an extraordinary general meeting is in addition to, and separate from, the rights of a shareholder to have a proposal included in the proxy statement in accordance with the rules of the SEC.

GI Delaware Shareholder Proposals

If the Transaction becomes effective, shareholder proposals intended for inclusion in GI Delaware’s proxy statement for its 2021 annual general meeting should be submitted in accordance with the procedures prescribed by (i) the GI Delaware LLC Agreement, as set forth below, and (ii) Rule 14a-8 promulgated under the Exchange Act and sent to GI Delaware’s Secretary c/o Global Indemnity Group, LLC, Three Bala Plaza East, Suite 300, Bala Cynwyd, PA 19004. Such proposals must be received by [●]. We will notify you of this deadline in a Quarterly Report on Form 10-Q or in another communication to you. Shareholder proposals must also be otherwise eligible for inclusion.

The GI Delaware LLC Agreement will provide that shareholders will be permitted to include nominees for election as a director at a shareholders annual meeting in GI Delaware’s proxy statement if such shareholder (i) meets certain holding period requirements, (ii) holds certain minimum share amounts and (iii) delivers written notice to GI Delaware’s Secretary c/o Global Indemnity Group, LLC, Three Bala Plaza East, Suite 300, Bala Cynwyd, PA 19004 between 120 and 150 days prior to the anniversary date of the immediately preceding shareholders annual meeting; provided that for the first GI Delaware shareholders annual meeting, the written notice for director nominations must be received 120 and 150 days prior to the anniversary date of the immediately preceding shareholders annual meeting of GI Cayman. Accordingly, if the Transaction becomes effective, GI Delaware shareholders must submit otherwise eligible director nominations no sooner than January 18, 2021 and no later than February 17, 2021 for the GI Delaware shareholders annual meeting to be held in 2021.

COMMUNICATING WITH THE BOARD OF DIRECTORS

The Board welcomes your questions and comments. If you would like to communicate directly with the Board then you may submit your communication to our Corporate Secretary c/o Global Indemnity Limited, 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands. Communications and concerns will be forwarded to the Board.

HOUSEHOLDING OF SHAREHOLDER DOCUMENTS

We may send a single set of shareholder documents to any household at which two or more shareholders reside, unless we have received contrary instructions from one or more of the shareholders. This process is called “householding.” This reduces the volume of duplicate information received at your household and helps us to reduce our costs. Your materials may be househeld based on your prior express or implied consent. A number of brokerage firms with account holders who are GI Cayman shareholders have instituted householding. Once a shareholder has received notice from his or her broker that the broker will be householding communications to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes his or her consent. If your materials have been househeld and you wish to receive separate copies of these documents, or if you are receiving duplicate copies of these documents and wish to have the information househeld, you may notify your broker or write or call GI Cayman at:

Corporate Secretary c/o Global Indemnity Limited Attn: Walkers Corporate Limited

Cayman Corporate Centre

27 Hospital Road

George Town, Grand Cayman KY1-9008

Cayman Islands Telephone: +1 345 814 7600 Email: info@global-indemnity.com

We will deliver promptly, upon written or oral request, a separate copy of this proxy statement and the accompanying documents being delivered therewith, to a shareholder at a shared address to which a single copy of the documents was delivered.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy materials that we have filed with the SEC free of charge on the Investor Relations section of Global Indemnity’s website (www.globalindemnity.ky), or at the SEC’s website at www.sec.gov.

The SEC allows us to “incorporate by reference” the information filed with the SEC. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement, and information we file later with the SEC (but prior to the date of the shareholder meetings) will automatically update and supersede this information. Some documents or information, such as that called for by Items 2.02 or 7.01 of Form 8-K, are deemed furnished and not filed in accordance with SEC rules. None of those documents and none of that information is incorporated by reference into this proxy statement.

We incorporate by reference the documents listed below, which we have previously filed with the SEC and are considered a part of this proxy statement, and any future filings made with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the date of the shareholder meetings (excluding any information “furnished” but not “filed”). These filings contain important information about GI Cayman:

•	GI Cayman’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019;

•	GI Cayman’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020;

•	GI Cayman’s Current Reports on Form 8-K, dated February 10, 2010, Form 8-K, dated March 12, 2020, Form 8-K, dated May 29, 2020, Form 8-K, dated June 8, 2020 and Form 8-K, dated June 18, 2020; and

•	GI Cayman’s definitive proxy statement on Schedule 14A filed April 30, 2020 and definitive additional materials on Schedule 14A filed May 29, 2020.

You may request a free copy of the above filings or any filings subsequently incorporated by reference into this proxy statement (other than any exhibits to such filings not specifically incorporated by reference) by writing or calling:

Corporate Secretary c/o Global Indemnity Limited

Attn: Walkers Corporate Limited

Cayman Corporate Centre

27 Hospital Road

George Town, Grand Cayman KY1-9008

Cayman Islands Telephone: +1 345 814 7600 Email: info@global-indemnity.com

To ensure timely delivery of these documents before the shareholder meetings, any request should be made by [●], 2020. The exhibits to these documents will generally not be made available unless such exhibits are specifically incorporated by reference in this proxy statement.

In addition, we make available free of charge these documents and our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with the SEC on the Investor Relations section of Global Indemnity’s website (www.globalindemnity.ky). Information on our website or any other website is not incorporated by reference in this proxy statement and does not constitute a part of this proxy statement.

We have not authorized anyone to give any information or make any representation about the Transaction or the meeting proposals contained herein or about us that differs from or adds to the information in this proxy statement or in the documents incorporated by reference herein. Therefore, you should not rely upon any information that differs from or is in addition to the information contained in this proxy statement or in the documents incorporated by reference herein.

The information contained in this proxy statement speaks only as of the date on the cover, unless the information specifically indicates that another date applies.

ANNEX A—FORM OF NOTICE OF SCHEME MEETING

IN THE GRAND COURT OF THE CAYMAN ISLANDS

FINANCIAL SERVICES DIVISION

CAUSE NO: FSD 143 OF 2020 (MRHJ)

IN THE MATTER OF GLOBAL INDEMNITY LIMITED

AND IN THE MATTER OF SECTIONS 14 TO 16 AND SECTIONS 86 AND 87 OF THE COMPANIES LAW (2020 REVISION)

NOTICE OF SCHEME MEETING

NOTICE IS HEREBY GIVEN that, by an order dated [●], 2020 (the “Order”) made in the above matter, the Grand Court of the Cayman Islands (the “Cayman Court”) has directed that a single meeting (the “Scheme Meeting”) be convened of the registered holders of the A ordinary shares and the B ordinary shares of Global Indemnity Limited (“GI Cayman”) for the purposes of considering and, if thought fit, approving (with or without modification) a scheme of arrangement (the “Scheme of Arrangement”) pursuant to Sections 86 and 87 of the Companies Law (2020 Revision) of the Cayman Islands proposed to be made between GI Cayman, the holders of the ordinary shares of GI Cayman and New CayCo, a newly formed exempted company incorporated under Cayman Islands law (“New CayCo”) (as set out in more detail in the accompanying Proxy Statement).

The Scheme Meeting is scheduled to be held at the offices of Walkers at 190 Elgin Avenue, George Town, Grand Cayman, KY1-9001, Cayman Islands and broadcast via live webcast at [●] [a.m./p.m.] (Cayman Islands Time) on [●], 2020, at which time all the shareholders of GI Cayman entitled to vote thereat are requested to attend. You will not be able to attend the Scheme Meeting physically in person. If you are a registered shareholder, in order to participate in the Scheme Meeting, you must register at https://register.proxypush.com/GBLI, by [●] [a.m./p.m.] (Cayman Islands time) on [●], 2020, by using the control number found on your proxy card labeled blue. If you hold GI Cayman shares in “street name”, in order to participate in the Scheme Meeting, you must register for the Scheme Meeting at https://register.proxypush.com/GBLI, by [●] [a.m./p.m.], Cayman Islands Time, on [●], 2020, by using one of the control numbers found on your voting instruction forms. You will be required to provide proof of your beneficial ownership of your GI Cayman shares as of the Voting Record Time, such as a bank or brokerage account statement or letter from your bank, broker or other nominee to register for the Scheme Meeting. Validly registered shareholders will be provided a link to the Scheme Meeting one hour prior to the start of the meeting.

To be approved, the Scheme of Arrangement requires approval by a majority in number representing 75% in value or more, of the holders of the ordinary shares of GI Cayman present and voting, whether in person via live webcast or by proxy, at the Scheme Meeting. Voting will be by way of poll.

A copy of the Scheme of Arrangement and a copy of the Proxy Statement explaining the effect of the Scheme of Arrangement are incorporated into the composite document of which this notice forms part (the “Scheme Circular”). A copy of the Scheme Circular has been made available on the Investor Relations section of GI Cayman’s website at www.globalindemnity.ky. Defined terms used in this Notice of Scheme Meeting shall, unless otherwise provided, have the same meanings as in the Scheme Circular.

At the Scheme Meeting the following resolution will be proposed:

“THAT the Scheme of Arrangement (a copy of which has been produced to this meeting and for the purposes of identification signed by the chairman hereof) in its original form or with such modifications, additions or conditions as may be approved or imposed by the Cayman Islands Grand Court, and as may be agreed by the Company, be and is hereby approved.”

Chairman of the Scheme Meeting

By the said Order, the Cayman Court has appointed Rolf Lindsay to act as the chairman of the Scheme Meeting and has directed the chairman of the Scheme Meeting to report the result thereof to the Cayman Court within seven days of the Scheme Meeting.

Voting Record Time

If you are a registered shareholder of GI Cayman at the Voting Record Time (being [●] [a.m./p.m.] (Eastern Time) on [●], 2020), you are entitled to attend and vote your GI Cayman ordinary shares at the Scheme Meeting (and any adjournments thereof), either by voting in person via live webcast or by proxy.

Voting Procedures

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE SCHEME MEETING, PLEASE TAKE THE NECESSARY STEPS TO VOTE IN ADVANCE OF THE SCHEME MEETING.

A proxy card labeled blue for use at the Scheme Meeting accompanies this Notice of Scheme Meeting.

If you are a shareholder reflected on the Register of GI Cayman at the Voting Record Time you should properly mark, date, sign and return the proxy card labeled blue to ensure that your GI Cayman ordinary shares are voted in accordance with your wishes. You may submit your proxy card either by mail or courier. The proxy card labeled blue must be lodged with Computershare LLC at 2950 Express Drive South, Suite 210, Islandia, NY 11749, not later than [●] [a.m./p.m.] (Eastern Time) on [●], 2020 (that is at least forty eight hours prior to the commencement of the Scheme Meeting).

Completion and return of the proxy card labeled blue will not prevent you from attending and voting at the Scheme Meeting, or any adjournments thereof, in person via live webcast if you wish to do so. Attending the Scheme Meeting in person via live webcast will not in and of itself revoke a previously submitted proxy card. However, any votes cast by you or your proxy at the Scheme Meeting will revoke a previously submitted proxy card.

If you hold your GI Cayman ordinary shares in “street name” beneficially through a bank, broker, trustee, custodian or other nominee (which we generally refer to as “brokers” or “nominees”), a voting instruction form labeled blue for use at the Scheme Meeting accompanies this Notice of Scheme Meeting.

You should properly mark, date, sign and return the voting instruction form labeled blue to ensure that your GI Cayman ordinary shares are voted in accordance with your wishes. You may submit your voting instruction form labeled blue either by mail or courier. The voting instruction form labeled blue must be lodged with Computershare LLC at 2950 Express Drive South, Suite 210, Islandia, NY 11749, not later than [●] [a.m./p.m.] (Eastern Time) on [●], 2020 (that is at least forty eight hours prior to the commencement of the Scheme Meeting). Please note that holders of GI Cayman ordinary shares through brokers or nominees may be required to submit their voting instruction forms to their applicable broker or nominee at or prior to this deadline and such holders should therefore follow the separate instructions that will be provided by their applicable broker or nominee. You should contact your broker or nominee directly for more information on these procedures.

Each holder of GI Cayman shares at the Voting Record Time may vote or appoint a proxy to vote either “FOR” or “AGAINST” the Scheme of Arrangement, but not both. You may not split your vote and any split votes received from shareholders will be disregarded in their entirety for the purpose of the Scheme Meeting. Accordingly, shareholders should note that appointing more than one proxy will not result in that shareholder being counted more than once for the purposes of determining that the Scheme of Arrangement has been approved by a majority in number of shareholders present and voting at the Scheme Meeting.

Shareholders who hold their shares in “street name” beneficially through a broker or nominee must vote their GI Cayman ordinary shares by following the procedures established by their broker or nominee. We recommend that you contact your broker or nominee directly for more information on the procedures by which your GI Cayman ordinary shares can be voted. Your broker or nominee will not be able to vote your GI Cayman ordinary shares unless it receives appropriate instructions from you.

In addition, you may not vote your GI Cayman ordinary shares held beneficially through a broker or nominee in person via live webcast at the Scheme Meeting unless you obtain an “instrument of proxy” or “legal proxy” from your broker or nominee that holds your GI Cayman ordinary shares. You will need to follow the instructions of your broker or nominee in order to obtain such an “instrument of proxy” or “legal proxy.”

NOTICE IS FURTHER GIVEN THAT if approved at the Scheme Meeting and the extraordinary general meeting, the Scheme of Arrangement will be subject to a subsequent application seeking the sanction of the Cayman Court (the “Sanction Hearing”), which is listed to be heard at the Law Courts, George Town, Grand Cayman at [●] [a.m./p.m.] on [●], 2020 (Cayman Islands Time), or as soon as practicable thereafter as it may be heard.

GI Cayman shareholders have the right to attend the Sanction Hearing and to appear in person or be represented by counsel to support or oppose the sanction of the Scheme of Arrangement. We expect that the Cayman Court will make facilities available for applicable GI Cayman shareholders to attend and appear at the Sanction Hearing in person via live webcast (if they wish). If you are a GI Cayman shareholder who wishes to appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement, we expect that the Cayman Court will require that you give notice of your intention to do so to GI Cayman’s Cayman Islands legal advisers, Walkers, at 190 Elgin Avenue, George Town, Grand Cayman KY1-9001, Cayman Islands, at a time prior to the date of the Sanction Hearing.

Dated: [●], 2020

GLOBAL INDEMNITY LIMITED

Registered Office:

Walkers Corporate Limited

Cayman Corporate Centre

27 Hospital Road

George Town

Grand Cayman KY1-9008

Cayman Islands

ANNEX B—FORM OF NOTICE OF EXTRAORDINARY GENERAL MEETING

NOTICE OF EXTRAORDINARY GENERAL MEETING

GLOBAL INDEMNITY LIMITED

(an exempted company incorporated under the law of the Cayman Islands with registration number 308501 as an exempted company with limited liability)

NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Scheme EGM”) of Global Indemnity Limited (the “Company” or “GI Cayman”) is scheduled to be held at the offices of Walkers at 190 Elgin Avenue, George Town, Grand Cayman, KY1-9001, Cayman Islands and broadcast via live webcast at [●] [a.m./p.m.] (Cayman Islands Time) on [●], 2020 (or as soon as possible thereafter as the Scheme Meeting scheduled for [●] [a.m./p.m.] (Cayman Islands Time) on the same day shall have been concluded or adjourned).

You will not be able to attend the Scheme EGM physically in person. If you are a registered shareholder, in order to participate in the Scheme EGM, you must register at https://register.proxypush.com/GBLI, by [●] [a.m./p.m.] (Cayman Islands Time) on [●], 2020, by using the control number found on your proxy card. If you hold GI Cayman shares in “street name”, in order to participate in the Scheme EGM, holders of GI Cayman shares in ‘street name’ through a broker or nominee must register for the Scheme EGM at https://register.proxypush.com/GBLI, by [●] [a.m./p.m.], Cayman Islands Time, on [●], 2020, by using one of the control numbers found on your voting instruction form. You will be required to provide proof of your beneficial ownership of your GI Cayman shares, such as a bank or brokerage account statement or letter from your bank, broker or other nominee to register for the Scheme EGM. Validly registered shareholders will be provided a link to the Scheme EGM one hour prior to the start of the meeting.

You will be asked to consider and, if thought fit, pass the resolutions below relating to the proposed scheme of arrangement (the “Scheme of Arrangement”) pursuant to Sections 86 and 87 of the Companies Law (2020 Revision) of the Cayman Islands proposed to be made between GI Cayman and the holders of the ordinary shares of GI Cayman, a copy of which will be produced to the Scheme EGM and, for the purposes of identification, signed by the chairman of the Scheme EGM, in its original form or with such modifications, additions or conditions as may be approved or imposed by the Grand Court of the Cayman Islands.

Resolution 1 will be proposed as special resolution. For the special resolution to be passed, not less than two-thirds of the votes cast in respect of all GI Cayman ordinary shares voted, in person via live webcast or by proxy, at the Scheme EGM must be in favour of the resolution. All other resolutions will be proposed as ordinary resolutions requiring a simple majority of votes cast in favour of the resolution for the resolutions to be passed. Voting will be by way of poll.

SPECIAL RESOLUTION

1.

THAT the Scheme of Arrangement (a copy of which has been produced to this meeting and for the purposes of identification signed by the chairman hereof) in its original form or with such modifications, additions or conditions as may be approved or imposed by the Cayman Islands Grand Court, and as may be agreed by the Company, be and is hereby approved and that the directors of the Company be and are hereby authorised to take such action as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect (“Resolution 1” or the “Scheme EGM Proposal”);

ORDINARY RESOLUTIONS

2.	THAT the business combination agreement to be entered into between Global Indemnity Reinsurance Company, Ltd. (“GI Bermuda”) and Penn-Patriot Insurance Company or between GI Bermuda and another of the Global Indemnity group of companies’ existing U.S. insurance company subsidiaries (the “Agreement”), which will result in the assumption of GI Bermuda’s business by the Global Indemnity group of companies’ existing U.S. insurance company subsidiaries, be and is hereby approved, in such form and containing such terms and conditions as any Director or Officer of GI Bermuda may in their absolute discretion determine and approve, and GI Bermuda be and is hereby authorized to execute and deliver the Agreement and perform all obligations, acts and things in connection with the Agreement as may be necessary to complete the transactions contemplated therein.

3.	THAT the chairman of the Scheme EGM be and is hereby authorised to adjourn the Scheme EGM to such date and time as necessary or appropriate.

Dated: [●], 2020

By order of the Board

GLOBAL INDEMNITY LIMITED

Registered Office:

Walkers Corporate Limited

Cayman Corporate Centre

27 Hospital Road

George Town

Grand Cayman KY1-9008

Cayman Islands

Voting Record Time

If you are a registered shareholder of GI Cayman at the Voting Record Time (being [●] [a.m./p.m.] (Eastern Time) on [●], 2020), you are entitled to attend and vote your GI Cayman ordinary shares at the Scheme EGM (and any adjournments thereof), either by voting in person via live webcast or by proxy.

Voting Procedures

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE SCHEME

EGM, PLEASE TAKE THE NECESSARY STEPS TO VOTE IN ADVANCE OF THE SCHEME EGM.

A proxy card labeled white for use at the Scheme EGM accompanies this Notice of Scheme EGM.

If you are a shareholder reflected on the Register of GI Cayman at the Voting Record Time you should properly mark, date, sign and return the proxy card labeled white to ensure that your GI Cayman ordinary shares are voted in accordance with your wishes. You may submit your proxy card labeled white either by mail or courier. The proxy card labeled white must be lodged with Computershare LLC at 2950 Express Drive South, Suite 210, Islandia, NY 11749, not later than [●] [a.m./p.m.] (Eastern Time) on [●], 2020 (that is at least forty eight hours prior to the commencement of the Scheme EGM).

Completion and return of the proxy card labeled white will not prevent you from attending and voting at the Scheme EGM, or any adjournments thereof, in person via live webcast if you wish to do so. Attending the Scheme EGM in person via live webcast will not in and of itself revoke a previously submitted proxy card. However, any votes cast by you or your proxy at the Scheme EGM will revoke a previously submitted proxy card.

If you hold your GI Cayman ordinary shares in “street name” beneficially through a bank, broker, trustee, custodian or other nominee (which we generally refer to as “brokers” or “nominees”), a voting instruction form labeled white for use at the Scheme EGM accompanies this Notice of Scheme EGM.

You should properly mark, date, sign and return the voting instruction form labeled white to ensure that your GI Cayman ordinary shares are voted in accordance with your wishes. You may submit your voting instruction form labeled white either by mail or courier. The voting instruction form labeled white must be lodged with Computershare LLC at 2950 Express Drive South, Suite 210, Islandia, NY 11749, not later than [●] [a.m./p.m.] (Eastern Time) on [●], 2020 (that is at least forty eight hours prior to the commencement of the Scheme EGM). Please note that holders of GI Cayman ordinary shares through brokers or nominees may be required to submit their voting instruction forms to their applicable broker or nominee at or prior to this deadline and such holders should therefore follow the separate instructions that will be provided by their applicable broker or nominee. You should contact your broker or nominee directly for more information on these procedures.

Each holder of GI Cayman shares at the Voting Record Time may vote or appoint a proxy to vote either “FOR” or “AGAINST” the resolutions proposed at the Scheme EGM, but not both. You may not split your vote and any split votes received from shareholders will be disregarded in their entirety for the purpose of the Scheme EGM. Accordingly, shareholders should note that appointing more than one proxy will not result in that shareholder being counted more than once for the purposes of determining whether the proposed resolutions have been approved by the requisite majority of shareholders present and voting at the Scheme EGM.

Shareholders who hold their shares in “street name” beneficially through a broker or nominee must vote their GI Cayman ordinary shares by following the procedures established by their broker or nominee. We recommend that you contact your broker or nominee directly for more information on the procedures by which your GI Cayman ordinary shares can be voted. Your broker or nominee will not be able to vote your GI Cayman ordinary shares unless it receives appropriate instructions from you.

In addition, you may not vote your GI Cayman ordinary shares held beneficially through a broker or nominee in person via live webcast at the Scheme EGM unless you obtain an “instrument of proxy” or “legal proxy” from your broker or nominee that holds your GI Cayman ordinary shares. You will need to follow the instructions of your broker or nominee in order to obtain such an “instrument of proxy” or “legal proxy.”

Inspection of Documents

Copies of the following documents will be available for inspection via the virtual meeting site. A link will be provided to those shareholders who have validly registered for the shareholder meetings, from 15 minutes before the commencement of the Scheme EGM until its conclusion:

(a)	the document of which this notice forms part (including the Proxy Statement);

(b)	[To be confirmed.]

Copies of each of these documents are also available on the Investor Relations section of GI Cayman’s website at www.globalindemnity.ky and via https://www.envisionreports.com/GBLI.

Dated: [●], 2020

ANNEX C—FORM OF SCHEME OF ARRANGEMENT

IN THE GRAND COURT OF THE CAYMAN ISLANDS

FINANCIAL SERVICES DIVISION

CAUSE NO: FSD 143 OF 2020 (MRH-J)

IN THE MATTER OF GLOBAL INDEMNITY LIMITED

AND

IN THE MATTER OF SECTIONS 86 AND 87 OF THE COMPANIES LAW (2020 REVISION)

SCHEME OF ARRANGEMENT AND AMALGAMATION

(under Sections 86 and 87 of the Cayman Islands Companies Law (2020 Revision))

BETWEEN

GLOBAL INDEMNITY LIMITED

(an exempted company incorporated with limited liability and registered under the laws of the Cayman Islands with registration number 308501 )

AND

NEW CAYCO

(an exempted company incorporated with limited liability and registered under the laws of the Cayman Islands with registration number 363680)

AND

THE SCHEME SHAREHOLDERS

(as hereinafter defined)

PART 1: PRELIMINARY

1.	DEFINITIONS

1.1	In this Scheme, unless inconsistent with the subject or context, the following expressions shall bear the meanings respectively set out opposite them:

“$”, “US$” or “USD”	the lawful currency of the United States of America;

“Appointed Date”	the day on which the Effective Time occurs;

“Cayman Companies Law”	the Companies Law (2020 Revision) of the Cayman Islands, as amended, modified or re-enacted from time to time;

“Cayman Court”	the Grand Court of the Cayman Islands and any court capable of hearing appeals therefrom;

“Cayman Island Registrar of Companies”	the Registrar of Companies in the Cayman Islands;

“Conditions”	the following conditions:

(a)

the Scheme of Arrangement is approved by the requisite majorities of the holders of GI Cayman Shares at the Voting Record Time at the Scheme Meeting (being a majority in number representing 75% in value of the GI Cayman ordinary shares voted in person or by proxy at the Scheme Meeting);

(b)	the Scheme EGM Resolutions at the Scheme EGM are approved by the requisite voting thresholds of the GI Cayman ordinary shares voted at the Scheme EGM;

(c)	the Cayman Court grants the Sanction Order;

(d)	no statute, rule or regulation is enacted or promulgated by any governmental entity of competent jurisdiction that prohibits or makes illegal the consummation of the Scheme;

(e)	no order or injunction of a court of competent jurisdiction is in effect that prevents consummation of the Scheme; and

(f)	permission having been granted by the Nasdaq Global Select Market to admit the GI Delaware class A common shares for trading;

“Effective Time”	the time at which this Scheme becomes effective in accordance with Clause 12 (Effective Time), which is expected to be [●] [a.m./p.m.] on [●], 2020;

“GI Bermuda”

Global Indemnity Reinsurance Company, Ltd., a Bermuda exempted company and wholly-owned subsidiary of GI Cayman with registration number 38830, whose registered office is at C/O Compass Administration Services LTD., Crawford House, 50 Cedar Avenue, Hamilton HM11, Bermuda;

GI Cayman”

Global Indemnity Limited, a company incorporated in the Cayman Islands as an exempted company with limited liability with registration number 308501, whose registered office is at Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands;

“GI Delaware”	Global Indemnity Group, LLC, a limited liability company formed in the State of Delaware, whose registered office is at 251 Little Falls Drive, Wilmington, Delaware 19808, US;

“Longstop Date”	[●], 2020 (or such later date as the Cayman Court may allow);

“New CayCo”

New CayCo, a company incorporated in the Cayman Islands as an exempted company with limited liability with registration number 363680, whose registered office is at Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands;

“Register of Members”	the register of members of GI Cayman kept in accordance with Section 40 of the Cayman Companies Law;

“Sanction Hearing”	the hearing by the Cayman Court of the petition seeking the sanction of the Scheme under Section 86 of the Cayman Companies Law;

“Sanction Order”	the order of the Cayman Court sanctioning this Scheme under Sections 86 and 87 of the Cayman Companies Law;

“Scheme”

this scheme of arrangement and amalgamation in respect of GI Cayman, New CayCo and the Scheme Shareholders proposed to be made under Section 86 of the Cayman Companies Law (2020 Revision) in its present form or with or subject to any modifications, additions or conditions which the Cayman Court may think fit to approve or impose and agreed to by GI Cayman;

“Scheme Consideration”

one GI Delaware class A common share shall be issued and allotted by GI Delaware in exchange for each GI Cayman A ordinary share held by a Scheme Shareholder at the Scheme Record Time and one GI Delaware class B common share shall be issued and allotted by GI Delaware in exchange for each GI Cayman B ordinary share held by a Scheme Shareholder at the Scheme Record Time;

“Scheme EGM”	the extraordinary general meeting of the shareholders of the GI Cayman ordinary shares at the Voting Record Time to be held to approve the Scheme EGM Resolutions (or any adjournment thereof);

“Scheme EGM Resolutions”	the following resolutions:

(a)

to approve this Scheme and to authorise the directors of GI Cayman to take such action as they consider necessary or appropriate for carrying this Scheme into effect, so that the Scheme is approved by and on behalf of GI Cayman;

(b)

to authorise GI Cayman, as the sole shareholder of GI Bermuda, to approve a resolution of GI Bermuda to effect a business combination transaction (which may include an inter-company merger, transfer of assets and liabilities, amalgamation or otherwise), approved by the board of directors and relevant regulatory authorities, with Penn-Patriot Insurance Company, an indirect wholly-owned insurance subsidiary of GI Cayman, or another of the Global Indemnity group of companies’ existing U.S. insurance company subsidiaries, resulting in the assumption of GI Bermuda’s business by the Global Indemnity group of companies’ existing U.S. insurance company subsidiaries. Such transaction may include, without limitation, the merger of GI Bermuda with and into Penn-Patriot, with Penn-Patriot surviving, and he approval of the merger agreement that would be entered into in connection therewith; and

(c)	to authorise the chairman of the Scheme EGM to adjourn the Scheme EGM to such date and time as necessary or appropriate

“Scheme Meeting”

the meeting of the shareholders of GI Cayman as at the Voting Record Time that was held in person via live webcast at [●] [a.m./p.m.], (Cayman Islands Time), on [●] 2020, convened pursuant to an Order of the Cayman Court dated [●] 2020 for the purposes of considering and, if thought fit, approving the Scheme (with or without amendment);

“Scheme Record Time”	[●] [a.m./p.m.] (Eastern Time) on [●], 2020;

“Scheme Shareholders”	holders of Scheme Shares appearing on the Register of Members at the Scheme Record Time;

“Scheme Shares”	all ordinary shares of GI Cayman in issue;

“Stated Assets”

all of GI Cayman’s rights, titles, interests, permits, authorities, sanctions, concessions, privileges, benefits, facilities, licences and properties of kinds and description and by whatever title held and whether moveable or immoveable, tangible or intangible, leasehold or freehold or wherever situated including, but not limited to stock-in-trade, stock-in-transit, inventories, raw materials, ingredients, office supplies, spares, consumable stores, works-in-progress, finished goods, actionable claims, cash and bank balances, investments, receivables, book debts, advances and deposits, prepayments, books of account, registers, records, plants, machinery, equipment, spare parts, tools, equipment, motor vehicles, furniture, fixtures and fittings, offices and storehouses/warehouses, connections and facilities of telecommunications including telephone, mobile phones, telexes and facsimiles, connections, meters and other installations for the supply of electricity, water and gas, all rights, titles and interests in any intellectual property including trademarks, service marks, designs, patents, copyrights, all rights, titles and interests in technical data and know-how, industrial and technical information, trade secrets, secret processes, confidential information, drawings, formulations, technical reports, operating and testing procedures, instruction manuals, raw material or product specifications, results or research and development work (whether in hard copy or in electronic form) and existing computer software and all rights, titles and interests in historical and current documents, customer lists, product and supplier lists, catalogues, literature, employee records, documents of title, sale targets, sales statistics, marketing surveys and reports, marketing research and any advertising or other promotional materials and accounting (including management records) and other financial data (whether in hard copy or in electronic form);

“Stated Liabilities”

all of GI Cayman’s borrowings, debts, credits, related party loans and all sums of money payable including duties and obligations of every description (whether present or future, actual or contingent, current or deferred);

“US” or “United States”	the United States, its territories and possessions, including any State of the United States;

“US Securities Act”	United States Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder;

“Voting Record Time”	[●] [a.m./p.m.] (Eastern Time) on [●] 2020, the record date for the Scheme Meeting and the Scheme EGM.

2.	INTERPRETATION

2.1	In this Scheme, unless the context otherwise requires or otherwise expressly provides:

(a)	references to Parts, Clauses and Sub-Clauses are references to parts, clauses and sub-clauses respectively of this Scheme;

(b)	references to a “person” include references to an individual, firm, partnership, company, corporation, unincorporated body of persons or any state or state agency;

(c)	references to a statute, statutory provision, enactment or subordinate legislation include the same as subsequently modified, amended or re-enacted from time to time;

(d)

references to an agreement, deed or document shall be deemed also to refer to such agreement, deed or document as amended, supplemented, restated, verified, replaced and/or novated (in whole or in part) from time to time and to any agreement, deed or document executed pursuant thereto;

(e)	the singular includes the plural and vice-versa and words importing one gender shall include all genders;

(f)	headings to, Parts, Clauses and Sub-Clauses are for ease of reference only and shall not affect the interpretation of this Scheme; and

(g)	all references to time are references to Cayman Islands Time unless otherwise stated.

3.	GI CAYMAN

3.1

GI Cayman is a company incorporated in the Cayman Islands as an exempted company with limited liability with registration number 308501, whose registered office is at Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands.

3.2

The authorised share capital of GI Cayman is US$100,000 divided into: (i) 600,000,000 A ordinary shares of US$ 0.0001 each, (ii) 300,000,000 B ordinary shares of US$ 0.0001 each and (iii) 100,000,000 Preferred Shares of US$0.0001 each. As at [•], 2020, being the latest practicable date prior to the date of this document, [•] GI Cayman A ordinary shares and [•] GI Cayman B ordinary shares were issued and remain outstanding. All of the preferred shares remain unissued.

4.	NEW CAYCO

4.1

New CayCo is a company incorporated in the Cayman Islands as an exempted company with limited liability with registration number 363680, whose registered office is at Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands.

4.2

The authorised share capital of New CayCo is US$100,000 divided into 1,000,000,000 ordinary shares with a par value of US$ 0.0001 each, of which one ordinary share has been issued to GI Delaware and fully paid or credited as fully paid up with the remainder of the ordinary shares remaining unissued. New CayCo is a direct and a wholly owned subsidiary of GI Delaware.

5.	GI DELAWARE

5.1

GI Delaware was formed in June, 2020 in the State of Delaware as a limited liability company, whose registered office is at 251 Little Falls Drive, Wilmington, Delaware 19808, United States. Prior to the Effective Time, GI Delaware will not engage in any business or other activities other than in connection with the Scheme and its organisational activities.

5.2

GI Delaware has undertaken to the Cayman Court to be bound by the Scheme, and will execute and do and procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it for the purpose of giving effect to this Scheme.

6.	PURPOSE OF SCHEME

6.1

The purpose of the Scheme is to facilitate the change in jurisdiction of the ultimate parent company of the Global Indemnity group of companies from the Cayman Islands to the State of Delaware, which is anticipated to result in long-term cost savings and other significant benefits for the Global Indemnity group of companies. This will be achieved through the amalgamation of the undertaking of GI Cayman with that of New CayCo (which is directly held and wholly owned by GI Delaware) with New CayCo surviving and the ultimate parent company of the Global Indemnity group of companies becoming GI Delaware. Following completion of the Scheme, it is proposed that New CayCo will merge with and into GI Delaware, with GI Delaware surviving. In consideration for the amalgamation, the Scheme Shareholders will be granted the Scheme Consideration. Upon implementation of the Scheme, GI Cayman will dissolve without being wound up and will cease to exist as a separate legal entity. The Scheme will enable the Global Indemnity group of companies to obtain certain cost savings and other significant benefits which will in turn benefit the Scheme Shareholders.

6.2

The issuance of GI Delaware common shares to the Scheme Shareholders pursuant to the Scheme will not be registered under the US Securities Act in reliance upon Section 3(a)(10) of the US Securities Act. Section 3(a)(10) of the US Securities Act exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have a right to appear and to whom adequate notice of the hearing has been given. The parties intend to rely on the Section 3(a)(10) exemption under the US Securities Act in entering into this Scheme and consummating the transactions contemplated hereby and the parties shall so advise the Cayman Court.

PART 2: THE SCHEME

7.	APPLICATION AND EFFECTIVENESS OF THIS SCHEME

7.1	The compromise and arrangement effected by this Scheme shall apply to all Scheme Shares and shall be binding on all Scheme Shareholders.

8.	AMALGAMATION OF GI CAYMAN WITH AND INTO NEW CAYCO

8.1

At the Effective Time, New CayCo shall acquire and amalgamate with its own undertaking the undertaking and all the property, assets and rights, real and personal (including, but not limited to the Stated Assets) and the liabilities and obligations of every description (including but not limited to the Stated Liabilities) of GI Cayman, and by virtue of this Scheme and orders of the Cayman Court made pursuant to Section 87 of the Cayman Companies Law the following will occur simultaneously:

(a)

the undertaking and all the property, assets and rights of GI Cayman as aforesaid shall vest in and become the undertaking, property, assets and rights of New CayCo and the undertaking and all the property, assets and rights of GI Cayman as aforesaid subsisting on or after the Appointed Date and prior to the Effective Time shall be deemed to have become the undertaking, property, assets and rights of New CayCo from the Appointed Date;

(b)

the liabilities and obligations of GI Cayman as aforesaid shall become liabilities and obligations of and enforceable against New CayCo and the liabilities and obligations of GI Cayman as aforesaid subsisting on or after the Appointed Date and prior to the Effective Time shall be deemed to have become liabilities and obligations of and enforceable against New CayCo from the Appointed Date;

(c)

notwithstanding any transaction, business, operations or activities done or pursued in GI Cayman’s own name on or after the Appointed Date and prior to the Effective Time, it shall be deemed to have so carried on for and on behalf of and on the account and risk of New CayCo;

(d)

all profits, gains or income accruing or arising to GI Cayman on or after the Appointed Date and prior to the Effective Time and all expenditure or losses incurred by GI Cayman in respect of its business and activities on or after the Appointed Date and prior to the Effective Time, shall be treated and deemed to be the profits, gains, income, expenditure or losses of New CayCo as the case may be;

(e)	proceedings by or against GI Cayman shall be continued by or against New CayCo; and

(f)	GI Cayman will be dissolved without winding up and its separate legal existence shall cease for all purposes.

9.	CONSIDERATION FOR THE UNDERTAKING OF GI CAYMAN

9.1

In consideration for the undertaking of GI Cayman and the amalgamation pursuant to Clause 8 above (Amalgamation of GI Cayman with and into New CayCo), GI Cayman and New CayCo shall procure that GI Delaware at the Effective Time shall issue the Scheme Consideration to the Scheme Shareholders. In the case of joint holders of Scheme Shares in issue immediately prior to the Effective Time, such Scheme Consideration shall be issued and allotted to all such holders of Scheme Shares jointly.

9.2	At the Effective Time and subject to the provisions of Clauses 10 (Allotment and issue of GI Delaware Common Shares) and 11 (Mandated Payments and other Instructions), GI Delaware shall:

(a)	cancel all the Scheme Shares (that is, all the ordinary shares of GI Cayman in issue immediately prior to the Effective Time); and

(b)	issue fully paid and non-assessable GI Delaware common shares to the Scheme Shareholders, on the following one-to-one basis:

(i)	for each GI Cayman A ordinary share cancelled, one GI Delaware class A common share shall be issued; and

(ii)	for each GI Cayman B ordinary share cancelled, one GI Delaware class B common share shall be issued.

9.3

If determined by the board of directors of GI Cayman to be advantageous to the shareholders of GI Delaware following the Effective Time for GI Delaware to be treated as a partnership for U.S. federal income tax purposes prior to the Effective Time, GI Delaware may issue up to one percent (1%) of the number of issued and outstanding shares of GI Delaware class A common shares (calculated assuming effectiveness of this Scheme and the transactions contemplated hereby) to a subsidiary of GI Cayman (or to a third party) for fair value prior to the Effective Time.

10.	ALLOTMENT AND ISSUE OF GI DELAWARE COMMON SHARES

10.1

The GI Delaware common shares to be issued pursuant to Clause 9 (Consideration for the undertaking of GI Cayman) above shall rank equally for all dividends or distributions made, paid or declared in respect of GI Delaware after the Effective Time.

10.2

The provisions of Clause 9 (Consideration for the undertaking of GI Cayman) shall be subject to any prohibition or condition imposed by law. Without prejudice to the generality of the foregoing, if, in respect of any shareholder of GI Cayman who is a citizen, resident or national of any jurisdiction outside the Cayman Islands or the United States, GI Delaware is advised that the allotment and issue of GI Delaware shares pursuant to Clause 9 (Consideration for the undertaking of GI Cayman) would infringe the laws of any jurisdiction outside the Cayman Islands or the United States or would require GI Delaware to observe any governmental or other consent or effect any registration, filing or other formality with which, in the opinion of GI Delaware, it would be unable to comply or which it regards as unduly onerous, then GI Delaware may in its sole discretion either:

(a)

determine that such GI Delaware common shares shall be sold, in which case the GI Delaware common shares shall be issued to such shareholder of GI Cayman and GI Delaware shall appoint a person to act pursuant to this Clause 10.2(a) as an authorised person on behalf of such shareholder of GI Cayman to procure that any such GI Delaware common shares in respect of which GI Delaware has made such determination shall, as soon as practicable following the Scheme Record Time, be sold at the best price which can reasonably be obtained at the time of sale. The net proceeds of such sale (after the deduction of all expenses and commissions, including any amount in respect of any tax payable thereon) shall be paid to such shareholder of GI Cayman by cheque or such other form of payment as determined by the authorised person in its sole discretion. To give effect to any such sale, the authorised person shall be authorised on behalf of such shareholder of GI Cayman to execute and deliver a form of transfer and to give such instructions and do all such things which such authorised person may consider necessary or expedient in connection with such sale. None of GI Cayman, New CayCo, GI Delaware or the authorised person shall have any liability for any loss or damage arising as a result of the timing or terms of any such sale; or

(b)

determine that no such GI Delaware common shares shall be issued to such shareholder of GI Cayman under Clause [9] (Consideration for the undertaking of GI Cayman), but instead the applicable GI Delaware common shares shall be issued to a nominee appointed by GI Delaware as trustee for such shareholder of GI Cayman, on terms that such GI Delaware common shares shall, as soon as practicable following the Scheme Record Time, be sold on behalf of such shareholder of GI

Cayman at the best price which can reasonably be obtained at the time of sale. The net proceeds of such sale (after the deduction of all expenses and commissions, including any amount in respect of any tax payable thereon) shall be paid to such shareholder of GI Cayman by cheque or such other form of payment as determined by the nominee in its sole discretion. None of GI Cayman, New CayCo, GI Delaware or the nominee shall have any liability for any loss arising as a result of the timing or terms of any such sale.

11.	MANDATED PAYMENTS AND OTHER INSTRUCTIONS

11.1

Each mandate in force at the Scheme Record Time relating to the payment of dividends on GI Cayman ordinary shares and each instruction then in force as to notices and other communications from GI Cayman shall, unless and until varied or revoked, be deemed as from the Effective Time to be a valid and effective mandate or instruction to GI Delaware in relation to the corresponding GI Delaware common shares to be allotted and issued pursuant to this Scheme.

12.	EFFECTIVE TIME

12.1

Subject to the Conditions having been first satisfied or, to the extent permitted by law, waived by GI Cayman, this Scheme shall become effective as soon as the Sanction Order (sanctioning the Scheme under Section 86 of the Cayman Companies Law and making such facilitating orders as are appropriate pursuant to Section 87 of the Cayman Companies Law) shall have been duly delivered to the Cayman Islands Registrar of Companies for registration pursuant to Section 86(3) of the Cayman Companies Law at which time this Scheme shall become effective in accordance with its terms.

12.2

GI Delaware shall gave notification of this Scheme having become effective by providing notice to all Scheme Shareholders and creditors of GI Cayman that exist immediately prior to the Effective Time. Such notice shall enclose a copy of the Sanction Order.

12.3	Unless this Scheme shall have become effective on or before the Longstop Date (or such later date, if any, as the Cayman Court may allow), it shall lapse.

13.	MODIFICATION AND SEVERABILITY

13.1	GI Cayman may consent for and on behalf of all persons concerned to any modification of or addition to this Scheme or to any condition which the Cayman Court may think fit to approve or impose.

13.2

When under any provision of this Scheme a matter is to be determined by GI Cayman, New CayCo and/or GI Delaware then they or it will have discretion to interpret such matter under this Scheme in a manner that they or it considers fair and reasonable, and their/its decisions will be binding on all concerned.

13.3

If any provision (or any part of any provision) of this Scheme is found by the Cayman Court to be illegal or unenforceable, it shall be severed from this Scheme and, to the extent practicable, the remaining provisions of this Scheme shall continue in force.

14.	COSTS

14.1	GI Cayman is authorised and permitted to pay all the costs and expenses relating to the negotiation, preparation and implementation of the Scheme.

15.	GOVERNING LAW

15.1

The operative terms of this Scheme shall be governed by, and construed in accordance with, the laws of the Cayman Islands and the courts of the Cayman Islands shall have exclusive jurisdiction to hear and determine any proceeding and to settle any dispute which arises out of or in connection with the terms of this Scheme or its implementation or out of any action taken or omitted to be taken under this Scheme or in connection with the administration of this Scheme and for such purposes, the parties irrevocably submit to the exclusive jurisdiction of the courts of the Cayman Islands, provided, however, that nothing in this clause shall affect the validity of other provisions determining governing law and jurisdiction between the parties whether contained in any contract or otherwise.

15.2	The terms of this Scheme and the obligations imposed on GI Cayman, New CayCo and GI Delaware hereunder shall take effect subject to any prohibition or condition imposed by any applicable law.

Dated: [    ] 2020

ANNEX D—EXPECTED TIMETABLE OF PRINCIPAL EVENTS

Description of Event	Expected Time/Date[1]
Voting Record Time for determining the shareholders of GI Cayman eligible to vote at the Scheme Meeting and the Extraordinary General Meeting	[●] [a.m./p.m.] (Eastern Time) on [●], 2020

Publication and mailing of the Proxy Statement to GI Cayman registered shareholders (together with proxy cards and notices of the Scheme Meeting and the Extraordinary General Meeting)	[●], 2020

Latest time for Computershare LLC to receive proxy cards labeled blue and white for voting at the Scheme Meeting and Extraordinary General Meeting (for use by the registered shareholders of GI Cayman)	[●] [a.m./p.m.], on [●], 2020

Latest time for Computershare LLC to receive forms of voting instructions for the Scheme Meeting and Extraordinary General Meeting (for use by holders of GI Cayman ordinary shares who hold through a broker or nominee)

[●] [a.m./p.m.], on [●], 2020 [●] [a.m./p.m.], on [●], 2020

Latest time for shareholders to register to participate at the Scheme Meeting and Extraordinary General Meeting at https://register.proxypush.com/GBLI	[●] [a.m./p.m.], Cayman Islands Time, on [●], 2020

Scheme Meeting	[●] [a.m./p.m.], Cayman Islands Time, on [●], 2020

Extraordinary General Meeting	[●] [a.m./p.m.], Cayman Islands Time, on [●], 2020 (or as soon thereafter as the Scheme Meeting concludes or is adjourned)

The following dates are subject to change:

Cayman Islands Grand Court hearing to sanction the Scheme of Arrangement	[●] [a.m./p.m.], Cayman Islands Time, on [●], 2020

Scheme Record Time	[●] [a.m./p.m.] (Eastern Time) on [●], 2020

Effective Time

[●] [a.m./p.m.], Cayman Island Time, on [●], 2020 before the opening of trading of the Global Indemnity Group, LLC class A common shares on Nasdaq no later than [●] days after the Scheme of Arrangement is sanctioned by the Cayman Islands Grand Court

The Scheme Meeting and Extraordinary General Meeting will be held at the times stated above (Cayman Islands Time) on [●], 2020.

Notes:

(1)

All references to times and dates in this timetable are to U.S. Eastern Time (unless otherwise stated). The dates and times given are indicative only and will depend, amongst other things, on the date and time at which the Cayman Court sanctions the Scheme of Arrangement and on the date and time at which the Sanction Order is delivered to the Cayman Islands Registrar of Companies. GI Cayman or GI Delaware (as applicable) will give notice of any change to this timetable by issuing an announcement through EDGAR and on the Investor Relations section of our website at www.globalindemnity.ky.

ANNEX E—FORM OF GI DELAWARE CERTIFICATE OF FORMATION

CERTIFICATE OF FORMATION

OF

GLOBAL INDEMNITY GROUP, LLC

1.    The name of the limited liability company is Global Indemnity Group, LLC.

2.    The address of its registered office in the State of Delaware is 251 Little Falls Drive, Wilmington, Delaware 19808.

3.    The name and address of its registered agent is Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation this 23rd day of June, 2020.

By:
Name: Stephen W. Ries Title: Authorized Person

[Signature Page to Certificate of Formation of Global Indemnity Group, LLC]

ANNEX F—FORM OF GI DELAWARE LIMITED LIABILITY COMPANY AGREEMENT

SECOND AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

GLOBAL INDEMNITY GROUP, LLC

F-i

F-ii

F-iii

SECOND AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

GLOBAL INDEMNITY GROUP, LLC

This SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of GLOBAL INDEMNITY GROUP, LLC, a Delaware limited liability company (the “Company”), is effective as of the Effective Time, among each Person who is or becomes a Shareholder of the Company from time to time. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed thereto in Section 1.1.

RECITALS

WHEREAS, on June 23, 2020, the Company was formed in accordance with the Delaware Act by the filing with the Secretary of State of the State of Delaware of the Certificate of Formation of the Company by Global Indemnity Limited, a Cayman Islands exempted company limited by shares (“GI Cayman”), as the Company’s initial sole member, and by GI Cayman’s entry into a written limited liability company agreement, dated as of June 23, 2020, governing the affairs of the Company and the conduct of its business (the “Initial LLC Agreement”);

WHEREAS, on July [●], 2020, GI Cayman amended and restated the Initial LLC Agreement (the “First Amended and Restated LLC Agreement”) to provide, among other things, for the management of the Company by a board of directors;

WHEREAS, on June 26, 2020, GI Cayman filed a petition with the Grand Court of the Cayman Islands (the “Cayman Court”), seeking the Cayman Court’s sanction of a proposed scheme of arrangement and amalgamation, pursuant to which, at the effective time thereof, GI Cayman will merge with and into New CayCo, a Cayman Islands exempted company with limited liability and a wholly owned subsidiary of the Company (“New CayCo”), with New CayCo continuing as the surviving entity of the merger, and in consideration therefor, the existing shares of GI Cayman will be cancelled and the Company shall issue to the holders of GI Cayman ordinary shares immediately prior to the merger an equal number of Shares on the following basis: for each GI Cayman A ordinary share cancelled, one Class A Common Share of the Company will be issued; and for each GI Cayman B ordinary share cancelled, one Class B Common Share of the Company will be issued, and pursuant to the scheme of arrangement and amalgamation, GI Cayman will be dissolved (collectively, the “Scheme of Arrangement”), such that, upon the Scheme of Arrangement becoming effective, the existing shareholders of GI Cayman shall be the Shareholders of the Company;

WHEREAS, on August [●], 2020, the Cayman Court sanctioned the Scheme of Arrangement;

WHEREAS, in connection with the consummation by the Company and GI Cayman of the transactions contemplated by the Scheme of Arrangement, and pursuant to and in accordance with Section 9.2 of the First Amended and Restated LLC Agreement, GI Cayman desires to amend and restate the First Amended and Restated LLC Agreement in its entirety on the terms set forth herein, effective as of the Effective Time, with this Agreement to govern the affairs of the Company and the conduct of its business from and after the Effective Time.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Shareholders agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1    Definitions. The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Adjusted Capital Account” means, with respect to any Shareholder, the Capital Account maintained for such Shareholder as of the end of the applicable fiscal year of the Company after giving effect to the following adjustments: (a) credit to such Capital Account any amounts that such Shareholder is obligated to restore pursuant to the penultimate sentences of Treasury Regulation Sections 1.704-2(g)(1) and 1.704-2(i)(5); and (b) debit to such Capital Account such Shareholder’s share of the items described in Treasury Regulation Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6). This definition of Adjusted Capital Account is intended to comply with the provisions of Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Adverse Consequence” has the meaning assigned to such term in Section 3.6(a).

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” means this Second Amended and Restated Limited Liability Company Agreement of Global Indemnity Group, LLC, as it may be amended, supplemented or restated from time to time.

“Agreement and Plan of Merger or Consolidation” has the meaning assigned to such term in Section 10.1.

“Appraised Value” means, with respect to any Common Share(s) as of any specified date, the fair market value of such Common Share(s) as of such date, as determined by an independent, third-party appraisal firm selected by the Board and retained by the Company pursuant to Section 3.7.

“Attorney” has the meaning assigned to such term in Section 5.13.

“Attorney-in-Fact” has the meaning assigned to such term in Section 2.7(a).

“Authorized Signatory” has the meaning assigned to such term in Section 5.13.

“Board of Directors” or “Board” has the meaning assigned to such term in Section 5.1(a).

“Business Day” means Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States of America or the State of Pennsylvania shall not be regarded as a Business Day.

“Capital Account” has the meaning assigned to such term in Section 4.1.

“Capital Contribution” means any cash, cash equivalents or the gross fair market value (as determined by the Board of Directors) of any property or asset that a Shareholder contributes to the Company, with the approval of the Board of Directors, pursuant to this Agreement.

“Carrying Value” means, with respect to any Company asset, the asset’s adjusted basis for U.S. federal income tax purposes, except that the initial carrying value of assets contributed to the Company by a Shareholder shall be their respective gross fair market values on the date of contribution as determined by the Board of Directors, and the Carrying Values of all Company assets shall be adjusted to equal their respective fair market values, in accordance with the rules set forth in Treasury Regulation Section 1.704-1(b)(2)(iv)(f), except as otherwise provided herein, as of: (a) the date of the acquisition of any additional Share by any new or existing Shareholders in exchange for more than a de minimis Capital Contribution; (b) the date of the distribution of more than a de minimis amount of Company assets to a Shareholder; (c) the date a Share is relinquished to the Company; or (d) any other date specified in the Treasury Regulations; provided, however, that adjustments pursuant to clauses (a), (b) (c) and (d) above shall be made only if such adjustments are deemed necessary or appropriate by the Board of Directors to reflect the relative economic interests of the Shareholders. In the case of any asset that has a Carrying Value that differs from its adjusted tax basis, Carrying Value shall be adjusted by the amount of depreciation calculated for purposes of the definition of Net Income (Loss) rather than the amount of depreciation determined for U.S. federal income tax purposes, and depreciation shall be calculated by reference to Carrying Value rather than tax basis once Carrying Value differs from tax basis.

“Cayman Court” has the meaning assigned to such term in the Recitals.

“Certificate” means a certificate (a) in global form in accordance with the rules and regulations of the Depositary or (b) in such other form as may be adopted by the Board of Directors, issued by the Company evidencing ownership of one or more Shares; provided, however, that the Shares shall not be certificated unless otherwise determined by the Board.

“Certificate of Formation” means the Certificate of Formation of the Company filed with the Secretary of State of the State of Delaware as referenced in Section 2.6, as such Certificate of Formation may be amended, supplemented or restated from time to time.

“Chairman of the Board” has the meaning assigned to such term in Section 5.2(c).

“Class A Common Share” means a Share in the Company designated as a “Class A Common Share.”

“Class B Common Share” means a Share in the Company designated as a “Class B Common Share.”

“Class B Majority Shareholder” means any Person or “group” (as defined in the Exchange Act) that, together with their respective Affiliates (and each of their respective successors), holds, beneficially or of record, (i) a majority of the Outstanding Class B Common Shares and (ii) Shares representing, in the aggregate, at least twenty-five percent (25%) of the voting power represented by the Company’s Outstanding Voting Shares.

“Class B Majority Shareholder Percentage” means, at any time that there shall be a Class B Majority Shareholder, such percentage of the aggregate voting power of the Company’s Outstanding Voting Shares as shall be represented by the total number of Shares then held (of record or beneficially) by such Class B Majority Shareholder.

“Code” means the United States Internal Revenue Code of 1986, as amended and in effect from time to time. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of any successor Law.

“Commission” means the United States Securities and Exchange Commission.

“Common Shares” means any Shares that are not Preferred Shares, and for the avoidance of doubt, includes Class A Common Shares and Class B Common Shares.

“Company” has the meaning assigned to such term in the Preamble.

“Company Group” means the Company and each Subsidiary of the Company.

“Conflict Matter” has the meaning assigned to such term in Section 5.17(a).

“Company Minimum Gain” means that amount determined in accordance with the principles of Treasury Regulation Section 1.704-2(d).

“Conflicts Committee” means a committee of the Board of Directors composed solely of Disinterested Directors.

“Conversion Date” has the meaning assigned to such term in Section 3.2(e).

“Conversion Holder” has the meaning assigned to such term in Section 3.2(e).

“Conversion Ratio” means, as of the Effective Time, 1:1, but shall be subject to adjustment following the Effective Time for any share distribution or forward or reverse share splits of Class A Common Shares, or any split, subdivision, combination, reclassification or other similar transaction affecting the number or composition of the Class A Common Shares, in each case, where the Class B Common Shares are not proportionately affected thereby.

“Covered Person” means each current and former Director (including, for the avoidance of doubt, each Designated Director), Chairman of the Board and Partnership Representative, each Class B Majority Shareholder, and each of their respective Affiliates and successors, and any director, officer, stockholder, member, manager, partner, employee or representative of any of the foregoing.

“Delaware Act” means the Delaware Limited Liability Company Act, 6 Del. C. Section 18-101, et seq., as amended, supplemented or restated from time to time, and any successor to such statute.

“Depositary” means, with respect to any Shares issued in global form, [•] and its successors and permitted assigns.

“Derivative Securities” means any options, rights, warrants, appreciation rights or other securities whose value is derived, directly or indirectly, from Shares.

“Designated Director Notice” has the meaning assigned to such term in Section 5.3(a).

“Designated Directors” has the meaning assigned to such term in Section 5.3(a).

“Director” means a member of the Board of Directors of the Company; and Directors shall constitute “managers” of the Company within the meaning of, and for all purposes of, the Delaware Act.

“Disinterested Director” means a Director who, as of the date of Special Approval of any matter by the Conflicts Committee pursuant to Section 5.17, has not, and whose Family Members have not, during the three (3) year period immediately preceding the date of such Special Approval, been employed by or accepted any compensation in excess of $120,000 during any period of twelve (12) consecutive months within such three (3) year period from the Director or Shareholder (or their respective Affiliates) who is a party to the transaction or other matter that is the subject of such Special Approval, other than (i) compensation for board or board committee service, (ii) compensation paid to a Family Member who is an employee (other than an executive officer) of such Director or Shareholder (or their Affiliates), and (iii) benefits under a tax-qualified retirement plan, or non-discretionary compensation.

“Dispute” has the meaning assigned to such term in Section 12.10(a).

“Economic Risk of Loss” has the meaning set forth in Treasury Regulation Section 1.752-2(a).

“Effective Time” means such date and time at which the Company’s Shares are issued to the shareholders of GI Cayman upon consummation of the Scheme of Arrangement.

“electronic signature” means an electronic symbol or process that is attached to, or logically associated with, a document and executed or adopted by a Person with an intent to authenticate or adopt such document.

“electronic transmission” means any form of communication not directly involving the physical transmission of paper that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, supplemented or restated from time to time, and any successor to such statute, and the rules and regulations promulgated thereunder.

“Executive Officer” means each of the Chief Executive Officer, Chief Financial Officer and each Executive Vice President.

“Fair Value” means, with respect to any Shares (or fraction thereof) as of a specified date, (a) if such Shares are not traded on any National Securities Exchange, the fair market value per Share as determined by the Board of Directors or (b) if such Shares are traded on any National Securities Exchange, the last sales price per Share as of the close of trading of such National Securities Exchange or, if there is no such last sales price, the average of the bid and ask price per such Share, in each case, for the eight (8) trading days prior to such date.

“Family Member” means, with respect to any individual, such individual’s spouse, parents, children, siblings, mothers- and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such individual’s home.

“First Amended and Restated LLC Agreement” has the meaning assigned to such term in the Recitals hereto.

“Fraud” means, with respect to any Person, an intentional misrepresentation of material facts or an intentional omission or concealment of material facts by such Person, in each case (i) where such misrepresentation, omission or concealment is made by such Person with (x) actual knowledge or belief that such representation was materially false or such omission or concealment was material (i.e., scienter) and (y) the intention to induce another Person to act or refrain from acting, and (ii) where such other Person acted or failed to act in justifiable reliance upon such misrepresentation, omission or concealment, resulting in material damage to such other Person.

“GI Cayman” has the meaning assigned to such term in the Recitals hereto.

“Governmental Entity” means any court, administrative agency, regulatory body, commission or other governmental authority, board, bureau or instrumentality, domestic or foreign and any subdivision thereof.

“Group Member” means a member of the Company Group.

“Identified Persons” has the meaning assigned to such term in Section 5.20(b).

“Indemnified Person” means each current and former (i) Director (including, for the avoidance of doubt, each Designated Director) and Executive Officer of the Company (and each current and former director and executive officer of the Company’s predecessors (including GI Cayman)), (ii) Chairman of the Board (acting in such capacity), (iii) Class B Majority Shareholder (including any member of a “group” (as defined in the Exchange Act) constituting a Class B Majority Shareholder) and each of their respective Affiliates and successors, and any director, officer, stockholder, member, manager, partner, employee or representative of any of the foregoing, (iv) Partnership Representative and (v) any other Officer or other Person that may be designated by the Board of Directors from time to time as an “Indemnified Person” for purposes of this Agreement.

“Independent Director” means a Director meeting the applicable requirements established by the Exchange Act and the rules and regulations of the Commission thereunder and the requirements of Rule 5605 (a)(2) of the NASDAQ Stock Market Rules or the rules of such other National Securities Exchange on which the Company’s Shares shall be listed for trading.

“Initial LLC Agreement” has the meaning assigned to such term in the Recitals hereto.

“IRS” means the United States Internal Revenue Service.

“JAMS” has the meaning assigned to such term in Section 12.10(a).

“Law” means any federal, state, local, non-U.S. or other law (including common law), statute, code, ordinance, rule or regulation or other requirement enacted, promulgated, issued, entered or put into effect by a Governmental Entity.

“Liquidator” means the Board of Directors or such other Person or Persons selected by the Board of Directors to perform the functions described in Section 8.3 in connection with the winding up of the Company.

“National Securities Exchange” means the Nasdaq National Market, or such other securities exchange registered with the Commission under Section 6(a) of the Exchange Act on which the Company’s Shares shall be listed for trading from time to time.

“Net Income (Loss)” for any tax year, means the taxable income or loss of the Company for such period as determined in accordance with the accounting method used by the Company for U.S. federal income tax purposes with the following adjustments; (i) any income of the Company that is exempt from U.S. federal income taxation and not otherwise taken into account in computing Net Income (Loss) shall be added to such taxable income or loss; (ii) if the Carrying Value of any asset differs from its adjusted tax basis for U.S. federal income tax purposes, any depreciation, amortization or gain resulting from a disposition of such asset shall be calculated with reference to such Carrying Value; (iii) upon an adjustment to the Carrying Value of any asset, pursuant to the definition of Carrying Value, the amount of the adjustment shall be included as gain or loss in computing such taxable income or loss; and (iv) any expenditures of the Company not deductible in computing taxable income or loss, not properly capitalizable and not otherwise taken into account in computing Net Income (Loss) pursuant to this definition shall be treated as deductible items.

“New CayCo” has the meaning assigned to such term in the Recitals.

“New York Court” has the meaning assigned to such term in Section 12.10(h).

“Non-Employee Directors” has the meaning assigned to such term in Section 5.20(a).

“Nonrecourse Deductions” means any and all items of loss, deduction, or expenditure (including any expenditure described in Section 705(a)(2)(B) of the Code) that, in accordance with the principles of Treasury Regulation Section 1.704-2(b), are attributable to a Nonrecourse Liability.

“Nonrecourse Liability” has the meaning set forth in Treasury Regulation Section 1.752-1(a)(2).

“Officers” has the meaning assigned to such term in Section 5.19(a).

“Opinion of Counsel” means a written opinion of counsel to the Company (who may be regular counsel to the Company or any of its Affiliates) selected by the Board of Directors.

“Outstanding” means, with respect to any Shares, as of any date, all of such Shares that are issued by the Company and reflected as outstanding in the records of the Transfer Agent (with respect to Class A Common Shares) or the Company (with respect to any other Shares) as of such date.

“Partnership Representative” has the meaning assigned to such term in Section 7.4(a).

“Person” means any individual, corporation, firm, partnership (including a limited partnership), joint venture, limited liability company, estate, trust, association, organization, custodian, nominee, Governmental Entity or other entity (or series thereof).

“Plan of Conversion” has the meaning assigned to such term in Section 10.1.

“Plan of Division” has the meaning assigned to such term in Section 10.1.

“Preferred Shares” means a class or series of Shares that entitles the holders thereof to a preference or priority over the holders of any other class or series of Shares in (a) the right to share in Company distributions, or (b) rights upon dissolution or liquidation of the Company.

“Purchase Notice” means a notice of a determination of the Board of Directors to either (i) redeem a Shareholder’s Shares, or (ii) require a Shareholder to sell Shares to the Company or such other Person as the Board of Directors shall determine, in each case, pursuant to Section 3.7, which notice shall specify the date on which any such Shares are to be redeemed or purchased and the price at which such Shares are to be redeemed or purchased.

“Record Date” means the date established by the Board of Directors for determining (a) the identity of the Record Holders of Shares entitled to (i) notice of, attend and vote at any meeting of Shareholders, (ii) act by consent of Shareholders, (iii) receive any distribution of cash or other assets that may be declared by the Board or (iv) participate in any subdivision, combination, split recapitalization or any offer to holders of such Shares or (b) the identity of the Record Holders for any other purpose.

“Record Holder” or “holder” means (a) with respect to any Class A Common Share, the Person in whose name such Share is registered on the books of the Company or Transfer Agent, as applicable, as of the opening of business on a particular Business Day, and (b) with respect to any Share of any other class or series, the Person in whose name such Share is registered on the books that the Company has caused to be kept as of the opening of business on a particular Business Day.

“Required Allocations” means (a) any limitation imposed on any allocation of Net Loss under Section 4.2(a) and (b) any allocation of an item of income, gain, loss or deduction pursuant to Sections 4.2(b)(i), 4.2(b)(ii), 4.2(b)(iii), 4.2(b)(vi) or 4.2(b)(viii).

“Required Sale” has the meaning set forth in Section 3.7(c).

“Required Seller” has the meaning set forth in Section 3.7(b).

“Revised Audit Rules” means the revised partnership audit rules under the United States Bipartisan Budget Act of 2015 and any sections of the Code or Treasury Regulations promulgated thereunder and with respect thereto, each as amended from time to time, and any similar state and local rules and regulations.

“Rules” has the meaning assigned to such term in Section 12.10(a).

“Scheme of Arrangement” has the meaning assigned to such term in the Recitals.

“Securities Act” means the Securities Act of 1933, as amended, supplemented or restated from time to time, and any successor to such statute, and the rules and regulations promulgated thereunder.

“Share” means a share issued by the Company that evidences a Shareholder’s rights, powers (including voting power), preferences, limitations, restrictions, qualifications, duties and obligations with respect to the Company pursuant to this Agreement and the Delaware Act. The Shares of the Company shall constitute “limited liability company interests” of the Company within the meaning of, and for all purposes of, the Delaware Act. Shares may be Common Shares or Preferred Shares, and may be issued in different classes or series.

“Share Designation” has the meaning assigned to such term in Section 3.2(f).

“Shareholder” means each Record Holder of a Share. The Shareholders shall constitute “members” the Company within the meaning of, and for all purposes of, the Delaware Act.

“Shareholder Approval” means approval of any matter by holders of Class A Common Shares and Class B Common Shares (and any other Voting Shares), voting together as a single class, either (A) at a meeting of Shareholders at which a quorum is present, upon the affirmative vote of holders of a majority of the votes cast or (B) by action by consent of the Shareholders, acting pursuant to Section 11.10, upon consent of holders of a majority of the voting power represented by all Outstanding Class A Common Shares and Class B Common Shares (and any other Voting Shares), in each case of clauses (A) and (B), with (i) each Class A Common Share entitling the Record Holder thereof to cast one (1) vote for such Class A Common Share held and (ii) each Class B Common Share entitling the Record Holder thereof to cast ten (10) votes for such Class B Common Share held.

“Shareholder Nonrecourse Debt” has the meaning of “partner nonrecourse debt” as set forth in Treasury Regulation Section 1.704-2(b)(4).

“Shareholder Nonrecourse Debt Minimum Gain” has the meaning of “partner nonrecourse debt minimum gain” as set forth in Treasury Regulation Section 1.704-2(i)(2).

“Shareholder Nonrecourse Deductions” means any and all items of loss, deduction or expenditure (including any expenditure described in Section 705(a)(2)(B) of the Code) that, in accordance with the principles of Treasury Regulation Section 1.704-2(i), are attributable to a Shareholder Nonrecourse Debt

“Special Approval” means, with respect to any transaction, activity, arrangement, circumstance, or other matter: (a) approval by a majority of the members of the Conflicts Committee, or (b) compliance with any rules or guidelines established by the Conflicts Committee with respect to categories of transactions, activities, arrangements, circumstances or other matters that are deemed approved by the Conflicts Committee.

“Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such Person (i) holds or otherwise controls the voting of, directly or indirectly, more than fifty percent (50%) of the outstanding voting equity interests of such Person or (ii) is or has the power, by contract or otherwise, directly or indirectly, to designate the sole general partner, manager, managing member or other governing body of such Person.

“Surviving Business Entity” has the meaning assigned to such term in Section 10.3.

“transfer” means, with respect to a Share, a transaction by which the Record Holder of a Share assigns such Share to another Person, and includes a sale, assignment, gift, exchange or any other disposition by Law or otherwise, including any transfer upon foreclosure of any pledge, encumbrance, hypothecation or mortgage.

“Transfer Agent” means, with respect to Class A Common Shares (or any other class or series of Shares issued after the Effective Time that are listed on a National Securities Exchange), such bank, trust company or other Person (including the Company or one of its Affiliates) as shall be appointed from time to time by the Company to act as registrar and transfer agent for such class or series of Shares; provided that, if no Transfer Agent is specifically designated for such class or series of Shares, the Company shall act in such capacity for such class or series.

“Treasury Regulations” means one or more United States Department of Treasury regulations promulgated under the Code, whether such regulations are in proposed, temporary or final form, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

“Voting Shares” means the Class A Common Shares, the Class B Common Shares and any other class or series of Shares issued after the Effective Time that entitles the Record Holder thereof to vote on any matter submitted for consent or approval of Shareholders under this Agreement (for the avoidance of doubt, in each case, with (i) each Class A Common Share entitling the Record Holder thereof to cast one (1) vote for such Class A Common Share held and (ii) each Class B Common Share entitling the Record Holder thereof to cast ten (10) votes for such Class B Common Share held).

Section 1.2    Construction. Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (b) references to “Articles” and “Sections” refer to Articles and Sections of this Agreement; (c) the term “include” or “includes” means includes, without limitation, and “including” means including, without limitation; (d) the terms “herein,” “hereof” and “hereunder” (and terms of similar import) are references to this Agreement in its entirety, and not to any particular provision; (e) the word “may” shall be construed as permissive and the word “shall” shall be construed as imperative; and (f) the terms “in writing,” “written communications,” “written notice,” and words of similar import shall be deemed satisfied under this Agreement by use of email and other forms of electronic communication or transmission.

ARTICLE II

ORGANIZATION

Section 2.1    Formation. The Company has been formed as a limited liability company pursuant to the provisions of the Delaware Act. The rights, powers (including voting power), limitations, restrictions, duties and obligations of the Shareholders, in their capacity as such (including with respect to their interest in the Company and the Shares), and the governance, management and internal affairs of the Company, shall be governed exclusively by this Agreement, except to the extent required otherwise by mandatory, non-waivable provisions of the Delaware Act. All Shares shall constitute personal property of the owner thereof for all purposes, and no Shareholder shall have any interest in any Company property.

Section 2.2    Name. The name of the Company shall be “Global Indemnity Group, LLC,” and the Company’s business shall be conducted under such name and any other name or names as may be determined by the Board of Directors from time to time. The Board of Directors may change the name of the Company at any time and from time to time, without the approval of Shareholders, by filing an amendment to the Certificate of Formation (and upon such filing, this Agreement shall be deemed automatically amended to change the name of the Company) and shall notify the Shareholders of such change by means of a filing with the Commission.

Section 2.3    Registered Office; Registered Agent; Other Offices. The registered office of the Company in the State of Delaware shall be located at 251 Little Falls Drive, Wilmington, DE 19808, and the registered agent for service of process on the Company in the State of Delaware at such registered office shall be Corporation Service Company, unless and until changed by the Board of Directors by filing an amendment to the Certificate of

Formation (and upon such filing, this Agreement shall be deemed automatically amended to change the registered office and registered agent of the Company). The Company may maintain offices at such other place or places within or outside the State of Delaware as the Board of Directors determines to be necessary or appropriate.

Section 2.4    Purposes. The purposes of the Company shall be to (a) conduct or engage in, directly or indirectly through Subsidiaries, any business, purpose or activity that lawfully may be conducted by a limited liability company formed pursuant to the Delaware Act, and (b) conduct any and all activities related or incidental to the foregoing purposes.

Section 2.5    Powers. The Company shall be empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described in Section 2.4 and for the protection and benefit of the Company.

Section 2.6    Certificate of Formation. The Certificate of Formation has been filed with the Secretary of State of the State of Delaware as required by the Delaware Act, such filing being hereby confirmed, ratified and approved in all respects. To the extent that the Board of Directors determines that any filing or other action is necessary or appropriate for the Company’s continuation, qualification and operation as a limited liability company in the State of Delaware or any other state in which the Company may elect to do business or own property, the Board of Directors shall direct the appropriate Officers to make such filings or take such other actions that are necessary or appropriate, and any such Officer so directed shall be an “authorized person” of the Company within the meaning of the Delaware Act for purposes of filing any such certificate with the Secretary of State of the State of Delaware. The Company shall not be required, before or after filing, to deliver or mail a copy of the Certificate of Formation, any qualification document or any amendment thereto to any Shareholder.

Section 2.7    Power of Attorney.

(a)    Each Shareholder hereby constitutes and appoints each of the Chief Executive Officer, the Secretary, any Director and, if a Liquidator shall have been appointed pursuant to Section 8.2, the Liquidator (and any successor to the Liquidator by merger, transfer, assignment, election or otherwise) (each, an “Attorney-in-Fact”) and each of their authorized officers and attorneys-in-fact, as the case may be, with full power of substitution, as such Shareholder’s true and lawful agent and attorney-in-fact, with full power and authority in such Shareholder’s name, place and stead, to:

(i)    execute, swear to, acknowledge, deliver, file and record in the appropriate public offices:

(1)    all certificates, documents and other instruments (including this Agreement and the Certificate of Formation and all amendments and restatements hereof or thereof) relating to the admission, withdrawal, removal or substitution of any Shareholder pursuant to, or other events described in, this Agreement;

(2)    all certificates, documents and other instruments (including this Agreement and the Certificate of Formation and all amendments or restatements hereof or thereof) that such Attorney-in-Fact determines to be necessary or appropriate to form, qualify or continue the existence or qualification of the Company as a limited liability company in the State of Delaware and in all other jurisdictions in which the Company may conduct business or own property;

(3)    all certificates, documents and other instruments that such Attorney-in-Fact determines to be necessary or appropriate to reflect, in accordance with its terms, any amendment, change, modification or restatement of this Agreement, subject to the provisions of Article IX;

(4)    all certificates, documents and other instruments (including conveyances and a certificate of cancellation) that such Attorney-in-Fact determines to be necessary or appropriate to reflect the dissolution, liquidation and termination of the Company pursuant to the terms of this Agreement;

(5)    all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of any class or series of Shares issued pursuant to Section 3.2; and

(6)    all certificates, documents and other instruments (including agreements and a certificate of merger, division, conversion or consolidation) relating to a merger, division, consolidation or conversion of the Company pursuant to Article X; and

(ii)    execute, swear to, acknowledge, deliver, file and record all ballots, consents, approvals, waivers, certificates, documents and other instruments that the Board of Directors or the Liquidator determines to be necessary or appropriate to (1) make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action that is made or given by the Shareholders hereunder or is consistent with the terms of this Agreement or (2) effectuate the terms or intent of this Agreement; provided, that when any provision of this Agreement requires the Shareholders of any class or series to take any action, an Attorney-in-Fact may exercise the power of attorney made in this Section 2.7(a)(ii) to take such action, only after the necessary vote, consent, approval, agreement or other action of the Shareholders or of the Shareholders of such class or series, as applicable.

(b)    The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, and it shall survive and, to the maximum extent permitted by Law, not be affected by the subsequent death, incompetency, disability, incapacity, dissolution, bankruptcy or termination of any Shareholder and the transfer of all or any portion of such Shareholder’s Shares and shall extend to such Shareholder’s heirs, successors, assigns and personal representatives. Each Shareholder hereby agrees to be bound by any representation made by any Attorney-in-Fact, acting pursuant to such power of attorney; and each Shareholder, to the maximum extent permitted by law, hereby waives any and all defenses that may be available to contest, negate or disaffirm the action of any Attorney-in-Fact, taken under such power of attorney in accordance with this Section 2.7. Each Shareholder shall execute and deliver to an Attorney-in-Fact, within fifteen (15) days after receipt of the request therefor, such further designation, powers of attorney and other instruments as any such Attorney-in-Fact determines to be necessary or appropriate to effectuate this Agreement and the purposes of the Company.

Section 2.8    Term. The Company’s term shall be perpetual, unless and until it is dissolved in accordance with the provisions of Article VIII. The existence of the Company as a separate legal entity shall continue until the cancellation of the Certificate of Formation as provided in the Delaware Act.

Section 2.9    Title to Company Assets. Title to Company assets, whether real, personal or mixed and whether tangible or intangible, shall be owned by the Company as an entity, and no Shareholder, Director or Officer, individually or collectively, shall have any ownership interest in any Company assets or any portion thereof. Title to any or all of the Company assets may be held in the name of the Company or one or more nominees, as the Board of Directors may determine. All Company assets shall be recorded as the property of the Company in its books and records, irrespective of the name in which record title to such Company assets is held.

ARTICLE III

SHAREHOLDERS AND SHARES

Section 3.1    Shareholders.

(a)    A Person shall be admitted as a Shareholder and shall automatically become bound by the terms, restrictions, duties, obligations and conditions of this Agreement immediately upon such Person’s purchase or other acquisition of any Share in accordance with the terms and conditions of this Agreement, without any requirement that such Person execute this Agreement. A Person may become a Shareholder without the consent or approval of any of the Shareholders. A Person may not become a Shareholder without acquiring a Share.

(b)    The name and address (including email address) of each Shareholder shall be listed on the books and records of the Company or, with respect to the Class A Common Shares, the Transfer Agent, maintained for such purpose. The Secretary of the Company or the Transfer Agent, as applicable, shall update such books and records from time to time as necessary to reflect accurately the information contained therein. The Company shall be entitled to obtain such other information about each Shareholder (and each beneficial owner of Shares) as shall be necessary or appropriate in connection with such Shareholder’s ownership of Shares and in order to permit the Company to carry out its obligations hereunder, including pursuant to Section 7.1.

(c)    Except as otherwise required by the Delaware Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Shareholder shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Shareholder.

(d)    Subject to Articles X and XI and Section 3.7, Shareholders may not be expelled from the membership of the Company or removed as Shareholders. Shareholders shall not have any right to resign or withdraw from the Company; provided, that when a Shareholder transfers its Shares, such Shareholder shall cease to have any rights with respect to such Shares transferred and, upon any transfer by a Shareholder of all of its Shares, such transferring Shareholder shall cease to be a shareholder of the Company and shall have no further rights as a Shareholder or otherwise under this Agreement.

(e)    Except to the extent expressly provided in this Agreement (including any Share Designation), (i) no Shareholder shall be entitled to the withdrawal or return of any Capital Contribution, except to the extent, if any, that distributions made pursuant to this Agreement or upon dissolution of the Company may be considered as such by Law and then only to the extent provided for in this Agreement; (ii) no Shareholder shall have priority over any other Shareholder either as to profits, losses or distributions or upon dissolution of the Company; (iii) no interest shall be paid by the Company on any Capital Contributions; and (iv) no Shareholder, in its capacity as such, shall participate in the conduct, management or control of the Company’s business, transact any business in the Company’s name or have the power to execute documents for or otherwise bind the Company by reason of being a Shareholder.

(f)    Any Shareholder shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Company, including business interests and activities in direct competition with the Company Group, and none of the same shall constitute a breach of this Agreement or of any duty to the Company or any other Shareholder that may be otherwise existing at Law or in equity (including fiduciary duties, which are hereby expressly disclaimed). Neither the Company nor any of the other Shareholders shall have any rights by virtue of this Agreement in any such business interests or activities of any Shareholder.

Section 3.2    Shares.

(a)    The Company is authorized to issue, and the Board of Directors shall have the authority to cause the Company to issue, Shares, for any purpose at any time and from time to time, to such Persons and for such consideration (which may be cash, property, services or any other consideration) or for no consideration, and on such terms and conditions as the Board of Directors shall determine, whether or not greater consideration could be received upon the issue or sale of (i) the same number of Shares of such class or series to another Person or (ii) the same number of Shares of another class or series, all without any requirement for approval of any Shareholders. Each Share shall be governed by the provisions set forth in this Agreement (including any Share Designation). Except to the extent expressly provided in any Share Designation, no Share shall entitle any Shareholder to any preemptive, subscription, preferential or similar rights with respect to the issuance of Shares.

(b)    As of the Effective Time, the authorized Shares consist of: Class A Common Shares, Class B Common Shares and Preferred Shares. The authorized number of (i) Class A Common Shares is 600,000,000, (ii) Class B Common Shares is 300,000,000 and (iii) Preferred Shares is 100,000,000.

(c)    Except to the extent expressly provided otherwise in this Agreement (including Section 3.2(d)), the rights, powers and preferences of the holders of Class A Common Shares and holders of Class B Common Shares, and the restrictions, qualifications, limitations, duties and obligations thereof, shall be in all respects identical.

(d)    Except to the extent expressly provided otherwise in this Agreement, on all matters voted or consented upon by Shareholders, (i) each Class A Common Share shall entitle the Record Holder thereof to cast one (1) vote for such Class A Common Share held and (ii) each Class B Common Share shall entitle the Record Holder thereof to cast ten (10) votes for such Class B Common Share held, in each case, as of the applicable Record Date.

(e)    Each Class B Common Share shall be convertible at any time, at the sole option of the holder thereof, into such number of Class A Common Shares as shall be determined by the Conversion Ratio in effect on the date of such conversion (the “Conversion Date”). In the event that any holder of Class B Common Shares (in such capacity, a “Converting Holder”) elects to effect a conversion of all or any portion of its Class B Common Shares pursuant to this Section 3.2(e), then:

(i)    such Converting Holder shall deliver notice of such conversion to the Company, and the Conversion Date shall be the date of the Company’s receipt of such notice unless a future Conversion Date is set forth in such notice;

(ii)    such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and immediately upon such conversion on the Conversion Date, the Converting Holder (i) shall cease to have any rights in, to or with respect to, the Class B Common Shares so converted (including the right to vote or receive distributions payable on such Class B Common Shares) and (ii) shall be treated for all purposes as the Record Holder of the Class A Common Shares issued upon such conversion;

(iii)    on the Conversion Date, the books and records of the Company and the Transfer Agent shall be updated to reflect such conversion and that all rights with respect to the Class B Common Shares so converted, other than the rights of the holders thereof to receive Class A Common Shares at the then-applicable Conversion Ratio, have terminated; and

(iv)    following the conversion, any Certificates issued in respect of any Class B Common Shares so converted shall be cancelled and of no further effect.

(f)    Without the consent or approval of any Shareholders, the Board of Directors shall have the authority to create and issue additional Shares, including Preferred Shares or additional classes or series of Common Shares, in one or more classes or series, with such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights, powers and duties (which may be junior to, equivalent to, or senior or superior to, any existing classes or series of Shares) and such qualifications, limitations or restrictions thereof, as shall be determined by the Board of Directors and reflected in a document approved by the Board of Directors in compliance with Section 5.1 (each, a “Share Designation”). Without limiting the generality of the foregoing, a Share Designation of any class or series of Shares may provide for:

(i)    the distinctive designation of such class or series and the number of Shares which shall constitute such class or series;

(ii)    the rights to distributions of such Shares and the preferences with respect thereto (if any), the distribution payment dates, the periods in respect of which distribution are payable, whether such distribution shall be cumulative and, if cumulative, the date or dates from which distribution shall accumulate, and whether such distributions may be payable in cash or in kind;

(iii)    the voting rights (if any) of such Shares, including the number of votes per Share, the matters upon which such Shares are entitled to vote and any restrictions or limitations upon any voting rights of such Shares;

(iv)    the terms, if any, on which Shares of such class or series may be redeemed, including, without limitation, the redemption price or prices for such class or series, which may consist of a redemption price or scale of redemption prices applicable only to redemption in connection with a sinking fund (which term as used herein shall include any fund or requirement for the periodic purchase or redemption of Shares), and the same or a different redemption price or scale of redemption prices applicable to any other redemption;

(v)    the terms and amount of any sinking fund provided for the purchase or redemption of Shares of such class or series;

(vi)    the amount or amounts which shall be paid to the holders of Shares of such class or series upon the liquidation, dissolution or winding up of the Company;

(vii)    the terms, if any, upon which the holders of Shares of such class or series may convert or exchange such Shares into Shares of any other class or series of Shares or into other securities;

(viii)    whether or not the holders of such class or series of Shares, in such capacity, shall have any preemptive or preferential rights to subscribe for or purchase Shares of any class or series of the Company, whether now or hereafter authorized, or any securities convertible into, or warrant or other evidences of optional rights to purchase or subscribe for, Shares of any class or series of the Company, whether now or hereafter authorized; and

(ix)    whether or not the issuance of additional Shares of such class or series, or of any Shares of any other class or series, shall be subject to restrictions as to issuance, or as to the preferences, rights and qualifications thereof.

A Share Designation (or any resolution of the Board of Directors amending any Share Designation) shall be effective when a duly executed original of the same is delivered to the Secretary of the Company for inclusion among the permanent records of the Company, and shall be annexed to, and constitute part of, this Agreement. Unless otherwise provided in the applicable Share Designation, the Board of Directors may at any time increase or decrease the amount of Shares of any class or series, but not below the number of Shares of such class or series then Outstanding. The Board of Directors is authorized to change the voting powers, designations, preferences and other rights, as well as the qualifications, limitations and restrictions, of any class or series of Shares created pursuant to a Share

Designation if no Shares authorized and created pursuant to such Share Designation are Outstanding. The rights conferred upon the holders of existing Shares shall be deemed not to be varied, amended or modified by the creation and issuance of any additional class or series of Shares in accordance with this Section 3.2(f).

(g)    The Board of Directors shall have the authority, without the consent or approval of any Shareholders, to cause the Company to issue any Derivative Securities at any time and from time to time, to any Person or Persons (including any Shareholder) for such consideration (or no consideration) as the Board shall determine, and any such Derivative Securities shall have such rights, powers, restrictions, qualifications and limitations as shall be determined by the Board, including, without limitation, the terms and conditions, if any, upon which such Derivative Securities may be exercised, exchanged or converted into Shares of any class or series.

(h)    Subject to the requirements of applicable Law, the Company shall have the power to (i) issue Shares on terms that they may be redeemed, or are required to be redeemed, at the option of the Company or the holder of such Shares, on such terms and in such manner as the Board of Directors may determine and (ii) purchase Shares of any class or series (including redeemable Shares) from such Persons, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not less consideration could be paid upon the purchase of (1) the same number of Shares of such class or series from another Person or (2) the same number of Shares of another class or series, and as otherwise permitted by Law. Any Share in respect of which notice of redemption has been given shall not be entitled to participate in the profits of the Company, receive distributions or vote or consent upon any matter from and after the date specified as the date of redemption in the notice of redemption.

Section 3.3    Certificates. Unless otherwise determined by the Board, all Shares shall be uncertificated and no Shareholder shall be entitled to a Certificate for any or all of such Person’s Shares. In the event that a Share is represented by a Certificate, no such Certificate shall be valid for any purpose until it has been countersigned by, and registered on the books of, the Transfer Agent; provided, however, that if the Board of Directors elects to issue Shares in global form, the Certificates representing such Shares shall be valid upon receipt of a certificate from the Transfer Agent certifying that such Shares have been duly registered in accordance with the directions of the Company. Any or all of the signatures required on the Certificate may be by facsimile. The Board of Directors shall have the power and authority to make all rules and regulations concerning the issue, transfer and registration or the replacement of Certificates.

Section 3.4    Record Holders. The Company shall be entitled to recognize the Record Holder as the owner of a Share and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Share on the part of any other Person, regardless of whether the Company shall have actual or other notice thereof, except as otherwise provided by Law or any rule, regulation, guideline or requirement of any National Securities Exchange on which such Shares are listed for trading. Without limiting the foregoing, when a Person (such as a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing) is acting as nominee, agent or in some other representative capacity for another Person in acquiring or holding Shares, as between the Company, on the one hand, and such other Person, on the other, such representative Person shall be deemed the Record Holder of such Shares.

Section 3.5    Registration and Transfer of Shares.

(a)    The Officers shall keep or cause to be kept on behalf of the Company a register that will provide for the registration and transfer of Shares; provided, that the Company may from time to time appoint a Transfer Agent for the purpose of registering Class A Common Shares and transfers of such Class A Common Shares as herein provided. In the absence of manifest error, the register kept by or on behalf of the Company shall be conclusive as to the identity of the holders of Shares.

(b)    The Company shall not recognize any transfer of Shares, and the transferor shall be deemed to remain the holder of the Shares being transferred, until the transfer is registered on the books of the Company or the Transfer Agent, as applicable; provided, that in the event that any Shares are represented by Certificates, no distributions shall be paid in respect of any such transferred certificated Shares until the Certificates evidencing such Shares are surrendered to the Transfer Agent. No charge shall be imposed by the Company for such transfer; provided, that as a condition to registration of any transfer, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed with respect thereto.

(c)    No transfer of a Share shall entitle the transferee to receive distributions or to any other rights to which the transferor was entitled until the transferee becomes a Shareholder pursuant to this Article III.

Section 3.6    Restrictions on Transfer.

(a)    The Board of Directors may decline to recognize, approve or authorize the registration of any transfer of Shares if the Board shall determine that any non-de minimis adverse tax, regulatory or legal consequences to the Company, any other Group Member, or any other direct or indirect holder of Shares, or their respective Affiliates, would result from such transfer (an “Adverse Consequence”), including if such transfer would:

(i)    violate applicable Law, including U.S. federal or state securities laws or rules and regulations of the Commission, any state securities commission or any other applicable Laws of any Governmental Entity with jurisdiction over the Company Group or such transfer, or have the effect of rendering unavailable any exemption under applicable Laws (including securities Laws) relied upon for a prior transfer of Shares;

(ii)    terminate the existence or qualification of the Company under the laws of the jurisdiction of its formation or any other jurisdiction in which the Company, directly or indirectly, conducts business or owns assets; or

(iii)    cause the Company to be treated as an association taxable as a corporation or otherwise to be treated as other than a partnership for U.S. federal income tax purposes (other than a publicly traded partnership treated as a corporation), in either case, to the extent the Company is not already so treated).

(b)    The Board of Directors (i) may decline to recognize, approve or authorize the registration of any transfer of any Share unless: (x) such transfer has been registered under the Securities Act or (y) an opinion from counsel acceptable to the Board shall have been delivered to the Company to the effect that registration of such transfer under the Securities Act is not required and (ii) shall decline to recognize, approve or authorize the registration of any transfer of any Share if such transfer shall not have been approved by applicable Governmental Entities if such approval is required; provided, that nothing contained in this Agreement shall preclude the settlement of any transactions involving Shares entered into through the facilities of any National Securities Exchange on which such Shares are listed for trading.

(c)    The Board of Directors may impose additional restrictions on the transfer of Shares other than those set forth in this Agreement if, on the Opinion of Counsel, such restrictions are necessary or advisable to avoid a significant risk of the Company becoming treated as an association taxable as a corporation or otherwise to be treated as other than a partnership for U.S. federal income tax purposes (other than a publicly traded partnership treated as a corporation). The Board of Directors may impose such restrictions by amending this Agreement without the approval of the Shareholders.

(d)    The Board of Directors shall have the authority to request from any direct or indirect holder of Shares, and such holder shall provide, such information as the Board of Directors may request for the purpose of determining whether to decline to recognize, approve or authorize the registration of any transfer of Shares in accordance with this Section 3.6. If such information is not provided to the Board’s satisfaction, the Board of Directors may decline to recognize, approve or authorize the registration of such transfer. Any purported transfer of any Shares in violation of this Agreement shall be null and void ab initio and of no force or effect.

(e)    If the Board of Directors refuses to recognize, approve or authorize the registration of any transfer, it shall, within ten (10) Business Days after the date on which the transfer request was lodged with the Company, send to the transferor and the transferee notice of such refusal.

Section 3.7    Required Sale of Shares.

(a)    If the Board of Directors determines that any Shareholder’s ownership of Shares would result in an Adverse Consequence, the Company shall have the option, but not the obligation, to (i) redeem, (ii) repurchase, or (iii) assign to a third party the right to purchase the minimum number of Shares held by such Person that is necessary to eliminate such Adverse Consequence at a price equal to the Fair Value of such Shares.

(b)    If the Company determines, pursuant to this Section 3.7, to redeem, repurchase or assign to a third party the right to purchase Shares of any Shareholder (such Shareholder, in such capacity, a “Required Seller”), the Company shall provide a Purchase Notice to such Required Seller. The Company may revoke the Purchase Notice at any time prior to the closing of such sale or redemption.

(c)    The closing of a sale or redemption of Shares pursuant to this Section 3.7 (a “Required Sale”) shall take place at a location and date selected by the Company and set forth in the Purchase Notice, which shall be delivered at least five (5) Business Days prior to the closing date specified therein; provided, however, that such closing date shall be no earlier than the later of: (i) five (5) Business Days after a Purchase Notice is given with respect to such Required Sale; and (ii) in the event that a Shareholder objects to the Board’s determination of Fair Value contained in a Purchase Notice pursuant to Section 3.7(d), five (5) Business Days after the date of determination of Appraised Value. Payment of the purchase price for such Required Sale shall be by wire transfer at such closing.

(d)    If the Required Seller objects to the Board’s determination of the Fair Value of the Shares to be sold in a Required Sale, the Company shall retain an independent appraisal firm to determine the Appraised Value of such Shares, and the decision of such appraisal firm making such determination of Appraised Value shall be final and binding on the Company and the Required Seller. Such Appraised Value shall be determined as a pro rata portion of the value of the Company taken as a whole, based on the higher of: (a) the value derived from a hypothetical sale of the Company as a going concern by a willing seller to a willing buyer (neither under any compulsion); and (b) the liquidation value of the Company.

Section 3.8    Transmission of Shares.

(a)    Any Person becoming entitled to a Share in consequence of the death or bankruptcy of a holder thereof shall, upon such evidence being produced as may from time to time be required by the Board of Directors, have the right either to be registered as a Shareholder in respect of the Share or, instead of being so registered, to make such transfer of the Share as the deceased or bankrupt Person could have made, subject to Section 3.6 and Section 3.7.

(b)    A Person becoming entitled to a Share by reason of the death or bankruptcy of a holder thereof shall be entitled to the same distributions and other advantages to which such Person would be entitled if it were the registered Shareholder holding such Share, except that such Person shall not, before being registered as a Shareholder in respect of the Share, be entitled to exercise any voting rights or other rights conferred by ownership of such Share in relation to meetings of the Company.

Section 3.9    Splits and Combinations.

(a)    Subject to paragraph (c) of this Section 3.9, the Company may make a pro rata distribution of Shares of any class or series to all Record Holders of such class or series of Shares, or may effect a split, subdivision or combination of Shares of any class or series.

(b)    Whenever such a distribution, split, subdivision or combination of Shares is declared, the Board of Directors shall select a Record Date for determining the holders of Shares entitled to receive such distribution or have their Shares be subject to such split, subdivision or combination, and a date as of which the distribution, split, subdivision or combination shall be effective. Notice of a distribution, split, subdivision or combination of Shares shall be given promptly, and in accordance with the NASDAQ Stock Market Rules or the rules of any other National Securities Exchange on which Shares are then listed for trading, to each Record Holder as of such date selected by the Board of Directors. The Board of Directors also may cause a firm of independent public accountants selected by it to calculate the number of Shares to be held by each Record Holder after giving effect to such distribution, split, subdivision or combination. The Board of Directors shall be entitled to rely on any certificate provided by such firm as conclusive evidence of the accuracy of such calculation.

(c)    In the case of any distribution, split, subdivision or combination of Class A Common Shares (or Class B Common Shares), the Class B Common Shares (or the Class A Common Shares) shall also be distributed, split, subdivided or combined so that the number of Class A Common Shares and Class B Common Shares Outstanding immediately following such distribution, split, subdivision or combination shall bear the same relationship to each other as did the number of Class A Common Shares and Class B Common Shares Outstanding immediately prior to such distribution, split, subdivision or combination such that each Shareholder shall have the same proportionate interest in the Company as before such event, and any amounts calculated on a per Share basis or stated as a number of Shares will be proportionately adjusted.

Section 3.10    Fractional Shares. The Board of Directors may issue fractions of a Share and, if so issued, a fraction of a Share shall be subject to, and carry the corresponding fraction of, the rights, powers (including voting power), preferences, qualifications, limitations, restrictions, obligations, duties and other attributes of a whole Share. If more than one fraction of a Share of the same class or series is issued to or acquired by the same holder, such fractions shall be accumulated. Notwithstanding the foregoing, if any Share distribution or forward or reverse Share split would otherwise result in the issuance of fractional Shares, the Board of Directors may decide to (i) round each such fractional Share to the nearest whole Share (and a 0.5 Share shall be rounded to the next higher Share), (ii) pay cash in lieu of such fractional Shares equal to the Fair Value of such fractional Shares or (iii) cause all such fractional shares to be aggregated and sold on a National Securities Exchange and distribute the proceeds thereof pro rata to the Shareholders otherwise entitled to receive such fractional Shares.

Section 3.11    Fully Paid and Non-Assessable Nature of Shares. All Shares issued pursuant to, and in accordance with the requirements of, this Article III shall represent validly issued, fully paid and non-assessable limited liability company interests in the Company, except as such non-assessability may be affected by Sections 18-607 or 18-804 of the Delaware Act.

ARTICLE IV

ALLOCATIONS AND DISTRIBUTIONS

Section 4.1    Establishment and Maintenance of Capital Accounts. There shall be established for each Shareholder on the books of the Company as of the date such Shareholder becomes a Shareholder, a capital account (each, a “Capital Account”). Each Capital Contribution by any Shareholder, if any, shall be credited to the Capital Account of such Shareholder on the date such Capital Contribution is made to the Company. In addition, each Shareholder’s Capital Account shall be (a) credited with (i) such Shareholder’s allocable share of any Net Income (or items thereof) of the Company, and (ii) the amount of any Company liabilities that are assumed by the Shareholder or secured by any Company property distributed to the Shareholder and (b) debited with (i) the amount of distributions (and deemed distributions) to such Shareholder of cash or the fair market value of other property so distributed, (ii) such Shareholder’s allocable share of Net Loss (or items thereof) of the Company, and (iii) the amount of any liabilities of the Shareholder assumed by the Company or which are secured by any property contributed by the Shareholder to the Company. Any other item which is required to be reflected in a Shareholder’s Capital Account under Section 704(b) of the Code and the Treasury Regulations promulgated thereunder or otherwise under this Agreement shall be so reflected. The Board of Directors shall make such adjustments to Capital Accounts as it determines to be appropriate to ensure allocations are made in accordance with a Shareholder’s interest in the Company. Interest shall not be payable on Capital Account balances. The Company Capital Accounts shall be maintained in accordance with the provisions of Treasury Regulations Sections 1.704-1 and 1.704-2 and, to the extent not inconsistent with such regulation, the provisions of this Agreement. A transferee of Shares shall succeed to a pro rata portion of the Capital Account of the transferor based on the number of Shares so transferred.

Section 4.2    Allocations

(a)    Net Income (Loss) (including income, gain, loss, deduction and credit thereof) of the Company for each fiscal year shall be allocated to each Shareholder among the Capital Accounts of the Shareholders in a manner that as closely as possible gives economic effect to the manner in which distributions are made to the Shareholders pursuant to the provisions of Sections 4.3 and 8.3, except as otherwise determined by the Board of Directors in order to comply with the Code or applicable regulations thereunder. Notwithstanding the foregoing, to the extent any allocation of Net Loss would cause any Shareholder to have a deficit balance in its Adjusted Capital Account at the end of such taxable year (or increase any existing deficit balance in its Adjusted Capital Account), such allocation of Net Loss shall be reallocated among the other Shareholders pro rata in accordance with the number of Shares held by such Shareholders.

(b)    Regulatory Allocations. Notwithstanding any other provision of this Section 4.2, the following special allocations shall be made for each taxable period:

(i)    Company Minimum Gain Chargeback. Notwithstanding any other provision of this Section 4.2, if there is a net decrease in Company Minimum Gain during any Company taxable period, each Shareholder shall be allocated items of Company income and gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704-2(f)(6), 1.704-2(g)(2) and 1.704-2(j)(2)(i), or any successor provision. For purposes of this Section 4.2(b), each Shareholder’s Adjusted Capital Account balance shall be determined, and the allocation of income and gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this Section 4.2(b) with respect to such taxable period (other than an allocation pursuant to Sections 4.2(b)(iii) and 4.2(b)(vi)). This Section 4.2(b)(i) is intended to comply with the Company Minimum Gain chargeback requirement in Treasury Regulation Section 1.704-2(f) and shall be interpreted consistently therewith.

(ii)    Chargeback of Shareholder Nonrecourse Debt Minimum Gain. Notwithstanding the other provisions of this Section 4.2 (other than Section 4.2(b)(i)), except as provided in Treasury Regulation Section 1.704-2(i)(4), if there is a net decrease in Shareholder Nonrecourse Debt Minimum Gain during any Company taxable period, any Shareholder with a share of Shareholder Nonrecourse Debt Minimum Gain at the beginning of such taxable period shall be allocated items of Company income and gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704-2(i)(4) and 1.704-2(j)(2)(ii), or any successor provisions. For purposes of this Section 4.2(b), each Shareholder’s Adjusted Capital Account balance shall be determined, and the allocation of income and gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this Section 4.2(b), other than Section 4.2(b)(i) and other than an allocation pursuant to Sections 4.2(b)(v) and 4.2(b)(vi), with respect to such taxable period. This Section 4.2(b)(ii) is intended to comply with the chargeback of items of income and gain requirement in Treasury Regulation Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

(iii)    Qualified Income Offset. In the event any Shareholder unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulation Sections 1.704-1(b)(2)(ii)(d)(4), (5), or (6), items of Company income and gain shall be specially allocated to such Shareholder in an amount and manner sufficient to eliminate, to the extent required by Treasury Regulation, any deficit in the Adjusted Capital Account as quickly as possible; provided, however, that an allocation pursuant to this Section 4.2(b)(iii) shall be made only if and to the extent that such Shareholder would have a deficit in its Adjusted Capital Account after all other allocations provided for in this Section 4.2 have been tentatively made as if this Section 4.2(b)(iii) were not in this Agreement. This Section 4.2(b)(iii) is intended to comply with the qualified income offset provision in Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted and applied consistently therewith.

(iv)    Gross Income Allocations. In the event any Shareholder has a deficit balance in its Capital Account at the end of any Company taxable period in excess of the sum of (A) the amount such Shareholder is required to restore pursuant to the provisions of this Agreement and (B) the amount such Shareholder is deemed obligated to restore pursuant to Treasury Regulation Sections 1.704-2(g) and 1.704-2(i)(5), such Shareholder shall be specially allocated items of Company gross income and gain in the amount of such excess as quickly as possible; provided, that an allocation pursuant to this Section 4.2(b)(iv) shall be made only if and to the extent that such Shareholder would have a deficit balance in its Capital Account as adjusted after all other allocations provided for in this Section 4.2 have been tentatively made as if this Section 4.2(b)(iv) were not in this Agreement.

(v)    Nonrecourse Deductions. Nonrecourse Deductions for any taxable period shall be allocated to the Shareholders pro rata in accordance with the number of Shares held by such Shareholders. If the Board of Directors determines that the Company’s Nonrecourse Deductions should be allocated in a different ratio to satisfy the safe harbor requirements of the Treasury Regulations promulgated under Section 704(b) of the Code, the Board of Directors is authorized, upon notice to the other Shareholders, to revise the prescribed ratio to the numerically closest ratio that does satisfy such requirements.

(vi)    Shareholder Nonrecourse Deductions. Shareholder Nonrecourse Deductions for any taxable period shall be allocated 100% to the Shareholder that bears the Economic Risk of Loss with respect to the Shareholder Nonrecourse Debt to which such Shareholder Nonrecourse Deductions are attributable in accordance with Treasury Regulation Section 1.704-2(i). If more than one Shareholder bears the Economic Risk of Loss with respect to a Shareholder Nonrecourse Debt, such Shareholder Nonrecourse Deductions attributable thereto shall be allocated between or among such Shareholders in accordance with the ratios in which they share such Economic Risk of Loss.

(vii)    Nonrecourse Liabilities. Nonrecourse Liabilities of the Company described in Treasury Regulation Section 1.752-3(a)(3) shall be allocated among the Shareholders in a manner chosen by the Board of Directors and consistent with such Treasury Regulation.

(viii)    Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Shareholders in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Treasury Regulations.

(ix)    Curative Allocation.

(1)    The Required Allocations are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Shareholders that, to the extent possible, all Required Allocations shall be offset either with other Required Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 4.2(b)(ix). Therefore, notwithstanding any other provision of this Article IV (other than the Required Allocations), the Board of Directors shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Shareholder’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Shareholder would have had if the Required Allocations were not part of this Agreement and all Company items were allocated pursuant to the economic agreement among the Shareholders.

(2)    The Board of Directors shall, with respect to each taxable period, (A) apply the provisions of Section 4.2(b)(ix)(1) in whatever order is most likely to minimize the economic distortions that might otherwise result from the Required Allocations, and (B) divide all allocations pursuant to Section 4.2(b)(ix)(1) among the Shareholders in a manner that is likely to minimize such economic distortions.

(c)    For the proper administration of the Company and for the preservation of uniformity of the Shares (or any class or series thereof), the Board of Directors, as it determines in its sole discretion is necessary or appropriate to execute the provisions of this Agreement and to comply with federal, state and local tax law, may (i) adopt such conventions as it deems appropriate in determining the amount of depreciation, amortization and cost recovery deductions; (ii) make special allocations for U.S. federal income tax purposes of income (including gross income) or deductions; (iii) amend the provisions of this Agreement as appropriate (x) to reflect the proposal or promulgation of Treasury Regulations under Section 704(b) or Section 704(c) of the Code or (y) otherwise to preserve or achieve uniformity of the Shares (or any class or classes thereof); and (iv) adopt and employ methods for (A) the maintenance of Capital Accounts for book and tax purposes, (B) the determination and allocation of adjustments, if any, under Sections 704(c), 734 and 743 of the Code, (C) the determination and allocation of taxable income, tax loss and items thereof under this Agreement and pursuant to the Code, (D) the determination of the identities and tax classification of Shareholders, (E) the provision of tax information and reports to the Shareholders, (F) the adoption of reasonable conventions and methods for the valuation of assets and the determination of tax basis, (G) the allocation of asset values and tax basis, (H) the adoption and maintenance of accounting methods, (I) the recognition of the transfer of Shares and (J) tax compliance and other tax-related requirements, including the use of computer software, and to use filing and reporting procedures similar to those employed by publicly-traded partnerships and limited liability companies.

(d)    The Board of Directors may adopt and employ such conventions and methods as it determines in its sole discretion to be appropriate for the determination for federal income tax purposes of each item of Company income, gain, loss, and deduction and the allocation of such items among Shareholders and between transferors and transferees under this Agreement and pursuant to the Code (including Section 706 of the Code) and the regulations or rulings promulgated thereunder. The Board of Directors may revise, alter or otherwise modify such methods of allocation to the extent permitted or required by Section 706 of the Code and the regulations or rulings promulgated thereunder.

(e)    The Board of Directors shall determine all matters concerning allocations for tax purposes not expressly provided for herein.

(f)    Allocations that would otherwise be made to a Shareholder under the provisions of this Section 4.2 shall instead be made to the beneficial owner of Shares held by a nominee in any case in which the nominee has furnished the identity of such owner to the Company in accordance with Section 6031(c) of the Code or any other method determined by the Board of Directors.

Section 4.3    Distributions to Record Holders.

(a)    Subject to the applicable provisions of the Delaware Act and the terms of any Share Designation, distributions of cash or other assets of the Company may be paid to the Shareholders out of the Company’s assets legally available therefor only when, as and if determined by the Board of Directors.

(b)    With respect to any distributions that may be declared by the Board with respect to Class A Common Shares or Class B Common Shares:

(i)    If a distribution of cash or other assets (other than distributions payable in Shares or other voting securities of the Company, or Derivative Securities) is declared or paid on the Class A Common Shares or the Class B Common Shares, then a like distribution of cash or such other assets shall also be concurrently declared or paid, as the case may be, on the Class B Common Shares or the Class A Common Shares, respectively, in an equal amount per Share, and such distribution shall be paid to the holders of Class A Common Shares and Class B Common Shares on a pro rata basis.

(ii)    If a distribution payable in Class A Common Shares or Derivative Securities with respect to Class A Common Shares is declared or paid on the Class A Common Shares, then a like distribution payable in Class B Common Shares or Derivative Securities with respect to Class B Common Shares, as the case may be, shall also be declared or paid on the Class B Common Shares in an equal amount per Share.

(iii)    If a distribution payable in Class B Common Shares or Derivative Securities with respect to Class B Common Shares is declared or paid on the Class B Common Shares, then a like distribution payable in Class A Common Shares or Derivative Securities with respect to Class A Common Shares, as the case may be, shall also be declared or paid on the Class A Common Shares in an equal amount per Share.

(c)    Notwithstanding this Section 4.3, in the event of the dissolution and liquidation of the Company, all distributions shall be made in accordance with, and subject to the terms and conditions of, Section 8.3(a).

(d)    Pursuant to Section 7.3, the Company is authorized to withhold from payments or other distributions to the Shareholders, and to pay over to any U.S. federal, state or local government or any foreign government, any amounts required to be so withheld pursuant to the Code or any other Law. All amounts withheld with respect to any payment or other distribution by the Company to the Shareholders and paid over to any U.S., federal, state or local government or any non-U.S. taxing authority shall be treated as amounts paid to the Shareholders with respect to which such amounts were withheld pursuant to this Section 4.3(d) or Section 8.3 for all purposes under this Agreement.

(e)    No distribution shall bear interest.

(f)    Notwithstanding anything to the contrary in this Agreement, each distribution in respect of any Shares shall be made by the Company, directly or through the Transfer Agent or through any other Person, only to the Record Holder of such Shares as of the Record Date set for such distribution. Any distribution in accordance with the foregoing shall constitute full payment and satisfaction of any liability that the Company might have in respect of such distribution, regardless of any claim of any Person who may have an interest in such distribution by reason of an assignment or otherwise.

ARTICLE V

MANAGEMENT AND OPERATION OF BUSINESS

Section 5.1    Power and Authority of Board of Directors.

(a)    Except as set forth in Section 11.1(e) and for such matters that, pursuant to the express provisions of this Agreement, require Shareholder Approval, the Company shall be managed by or under the direction of a board of directors (the “Board of Directors” or “Board”), which shall have the power and authority to manage and oversee the conduct of the Company’s business and affairs. As provided in Section 5.19(a), the Board of Directors shall have the power and authority to appoint Officers and delegate such power and authority to Officers as shall be determined by the Board. No Shareholder, by virtue of its status as such, shall have any power or authority to conduct or manage the business and affairs of the Company. No resolution passed by the Company at a meeting of Shareholders shall invalidate any prior act of the Board of Directors that would have been valid if such resolution had not been passed.

(b)    Except as otherwise expressly provided in this Agreement, in addition to the powers that now or hereafter can be granted to managers under the Delaware Act and all other powers granted under any other provision of this Agreement, the Board of Directors shall have full power and authority, without any requirement for approval or consent of any Shareholders, to take all actions, and direct the Officers to take all actions, as it determines to be necessary or appropriate to conduct the business of the Company, to exercise all powers set forth in Section 2.5 and to effectuate the purposes set forth in Section 2.4, including, without limitation, the following:

(i)    the making of any expenditures, the lending or borrowing of money, the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness, including indebtedness that is convertible into Shares, and the incurring of any other obligations;

(ii)    the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the Company or its assets;

(iii)    the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any or all of the assets of the Company;

(iv)    the use of the assets of the Company (including cash on hand) for any purpose consistent with the Company’s purposes (as set forth in Section 2.4), including the financing of the conduct of the operations of the Company and its Subsidiaries; the lending of funds to other Persons (including other Group Members); the repayment of obligations of the Company and its Subsidiaries; and the making of capital contributions to any Shareholder of the Company or any of its Subsidiaries;

(v)    the negotiation, execution and performance of any contracts, conveyances or other instruments (including instruments that limit the liability of the Company under contractual arrangements to all or particular assets of the Company);

(vi)    the declaration and payment of distributions of cash or other assets to Shareholders;

(vii)    the selection and dismissal of Officers, employees, agents, outside attorneys, accountants, advisors, consultants and contractors and the determination of their compensation and other terms of employment or engagement;

(viii)    the creation and operation of employee benefit plans, employee programs and employee practices;

(ix)    the maintenance of insurance for the benefit of the Company Group and the Indemnified Persons;

(x)    the formation of, or acquisition or disposition of an interest in, and the contribution of property and the making of loans to, any limited or general partnership, joint venture, corporation, limited liability company or other entity (or series thereof) or arrangement;

(xi)    the control of any matters affecting the rights and obligations of the Company, including the bringing and defending of actions at law or in equity and otherwise engaging in the conduct of litigation, arbitration or remediation, and the incurring of legal expense and the settlement of claims and litigation;

(xii)    the indemnification of any Person against liabilities and contingencies to the extent permitted by Law;

(xiii)    the entering into of listing agreements with any National Securities Exchange and the delisting of some or all of the Shares from, or requesting that trading be suspended on, any such National Securities Exchange;

(xiv)    the issuance, sale or other disposition, and the purchase or other acquisition, of Shares or Derivative Securities;

(xv)    the undertaking of any action in connection with the Company’s interest or participation in any Group Member;

(xvi)    the undertaking of any merger, division, consolidation or other similar transaction involving the Company with or into another Person, or the conversion of the Company into a corporation or other entity (except to the extent set forth in Article X); and

(xvii)    the execution and delivery of agreements with Affiliates of the Company to render services to a Group Member.

Section 5.2    Number, Qualification, Term and Election of Directors.

(a)    The number of Directors comprising the Board of Directors shall be fixed by the Board of Directors from time to time (and if no minimum number of Directors shall have been fixed, the minimum number of Directors shall be one (1)). There shall be no maximum number of Directors.

(b)    As of the Effective Time, the size of the Board of Directors shall be fixed at eight (8) Directors. From and after the Effective Time, the following individuals shall be Directors, to serve in accordance with the terms of this Agreement until their successors have been duly elected or appointed, as applicable (or their earlier resignation, death or removal in accordance with the terms of this Agreement): Saul A. Fox, Cynthia Y. Valko, James D. Wehr, Bruce R. Lederman, Jason B. Hurwitz, Michele A. Colucci, Joseph W. Brown and Seth J. Gersch.

(c)    The Board of Directors may, from time to time, elect a Director to serve as the chairman of the Board of Directors (such Director, in such capacity, the “Chairman of the Board”), who shall have such power and authority, in his capacity as Chairman of the Board, as set forth in this Agreement. The Board of Directors may also from time to time delegate to the Chairman of the Board such other power and authority as shall be determined by the Board from time to time. As of the Effective Time, the Chairman of the Board shall be Saul A. Fox.

(d)    Each Director shall serve a one (1) year term of office, and each member of the Board of Directors shall be elected or, with respect to Designated Directors, appointed annually at each annual meeting of Shareholders (or any special meeting of Shareholders called for the purpose of electing Directors), in accordance with the terms of this Agreement. Directors need not be Shareholders.

(e)    Except with respect to the Designated Directors (who shall be appointed in accordance with Section 5.3), and subject to such rights as may be provided in any Share Designation with respect to the right of Shareholders of any class or series of Shares to nominate and elect a specified number of Directors in certain circumstances, individuals nominated for election as Directors in accordance with Section 5.9 or Section 11.14, if applicable, shall be elected to serve on the Board of Directors by a plurality of the voting power of the Outstanding Voting Shares present in person or represented by proxy and entitled to vote on the election of Directors at any annual or special meeting of Shareholders.

(f)    The Board of Directors (and each committee thereof) shall at all times contain a sufficient number of Independent Directors such that the Board of Directors complies with the requirements of the National Securities Exchange on which the Company’s Shares are then listed as well as the requirements of the Exchange Act and any other applicable Law relating to “independent directors,” in each case, unless an exception or exemption thereto applies to the Company (in which case the Board of Directors shall at all times contain at least that number of “independent directors” that is required for companies for whom such exception or exemption applies).

Section 5.3    Appointment of Designated Directors.

(a)    Notwithstanding anything to the contrary set forth in this Agreement, if, at any time, there shall be a Class B Majority Shareholder, then, in connection with each annual meeting of Shareholders (or special meeting of Shareholders called for the purpose of electing Directors), as applicable, such Class B Majority Shareholder shall be entitled to appoint a number of Directors to serve on the Board of Directors (such Directors, the “Designated Directors”) as shall be equal to the Class B Majority Shareholder Percentage of the total number of Directors then constituting the Board of Directors, rounded up to the nearest whole number of Directors. Such appointment shall be effected by notice thereof delivered by the Class B Majority Shareholder to the Company specifying the individuals to be appointed to serve as Designated Directors (a “Designated Director Notice”).

(b)    Any such appointment of Designated Directors by the Class B Majority Shareholder shall take effect as of the date of the applicable annual meeting of Shareholders (or special meeting of Shareholders called for the purpose of electing Directors), or such other date as may be set forth in the Designated Director Notice. The Board of Directors shall take, and cause the Officers to take, any and all necessary actions to effectuate such appointment(s), including, for the avoidance of doubt, providing all notices to Shareholders as may be required pursuant to any obligations of the Company under applicable Law.

(c)    Where a Designated Director is removed pursuant to Section 5.4(c), the Class B Majority Shareholder may, within such notice or in subsequent notice, and provided that such Class B Majority Shareholder holds, beneficially or of record, in aggregate the necessary percentage of voting power in respect of the then-issued Shares at that time to be permitted to appoint another Designated Director in accordance with this Section 5.3, appoint a new Designated Director to fill such vacancy for the remainder of the removed Designated Director’s term, and the Board of Directors shall take, and cause the Company to take, any and all necessary actions to effectuate such appointment, including, for the avoidance of doubt, providing all notices to Shareholders as may be required pursuant to any obligations of the Company under applicable Law.

Section 5.4    Resignations and Removals of Directors.

(a)    Any Director may resign from the Board of Directors (or any committee thereof) at any time, by delivering notice thereof to the Chairman of the Board, if there be one, or to the Chief Executive Officer or the Secretary of the Company and, in the case of a Board committee, to the chairman of such committee, if there be one. Such resignation shall take effect at the time therein specified or, if no time is specified, immediately. Unless otherwise specified in such notice of resignation, the acceptance of such resignation by the Board, the Company or otherwise shall not be required to make such resignation effective. Upon the effectiveness of any Director’s resignation from the Board of Directors, such Director shall automatically cease to be a member of any and all Board committees.

(b)    Except with respect to Designated Directors (who shall be subject to Section 5.4(c), and subject to any rights provided in any Share Designation with respect to the removal of Directors elected by any holders of any class or series of Shares, any Director may be removed from office at any time, with or without cause, with Shareholder Approval.

(c)    Designated Directors shall only be removed from office, with or without cause, by the Class B Majority Shareholder, upon delivery of notice thereof by the Class B Majority Shareholder to the Chairman of the Board, if there be one, or to the Chief Executive Officer or the Secretary. No other Shareholder (nor any other Person) shall have the power or authority to remove any Designated Director from office at any time or for any reason.

Section 5.5    Vacancies.

(a)    Subject to Section 5.3, any vacancy on the Board of Directors that results from an increase in the number of Directors may be filled by a majority of the Directors then in office, even if less than a quorum, or by a sole remaining Director, based on the recommendation of the Chairman of the Board (if there be one); provided, however, that if there shall be a Class B Majority Shareholder, then any such vacancy may be filled by the Class B Majority Shareholder if, and to the extent, necessary to ensure that the number of Designated Directors, after giving effect to the filling of such vacancy, shall be equal to the Class B Majority Shareholder Percentage of the total number of Directors then constituting the Board of Directors, rounded up to the nearest whole number of Directors.

(b)    Any vacancy resulting from the resignation, death or removal of a Director in accordance with the terms hereof shall be filled as follows:

(i)    All vacancies resulting from the resignation, death or removal of a Designated Director shall be filled only by the Class B Majority Shareholder, to be effected by the Class B Majority Shareholders’ delivery of a Designated Director Notice to the Company; and

(ii)    Subject to such rights as may be provided in any Share Designation with respect to the rights of Shareholders of any class or series of Shares to nominate and elect a specified number of Directors in certain circumstances, any vacancies resulting from the resignation, death or removal of a Director other than a Designated Director shall be filled by a majority of the Directors then in office, even if less than a quorum, or by a sole remaining Director, based on the recommendation of the Chairman of the Board (if there be one).

(c)    Any Director elected to fill a vacancy shall hold office until the next annual meeting of Shareholders, and until such Director’s successor is duly elected and qualified, or until such Director’s earlier death, resignation or removal.

Section 5.6    Meetings. The Board of Directors and any committee thereof may hold meetings, both regular and special, either within or without the State of Delaware, and may adjourn and otherwise regulate their meetings and procedures as they shall determine. The act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, with each Director entitled to one (1) vote on all matters; provided, that in the event of a tie vote, the Chairman of the Board shall be entitled to cast the deciding vote. Regular meetings of the Board of Directors or any committee thereof may be held at such time and at such place as may from time to time be determined by the Board of Directors or such committee, respectively. Special meetings of the Board of Directors may be called by the Chairman of the Board, if there be one, or by a majority of the Directors. Special meetings of any committee of the Board of Directors may be called by the chairman of such committee, if there be one, or a majority of the Directors serving on such committee. Notice of any regular or special meeting stating the place, date and hour of the meeting and the general nature of the business to be considered at such meeting shall be given to each Director (or, in the case of a committee, to each member of such committee) not less than twenty-four (24) hours before the date of the meeting, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate under the circumstances; provided, that such notice requirements shall be waived by any Director who actually attends such meeting.

Section 5.7    Organization. At each meeting of the Board of Directors or any committee thereof, the Chairman of the Board or the chairman of such committee, as the case may be, or, in his or her absence or if there be none, a Director chosen by a majority of the Directors present, shall act as chairman of such meeting. Except as provided below, the Secretary of the Company shall act as secretary at each meeting of the Board of Directors and of each committee thereof. In case the Secretary shall be absent from any meeting of the Board of Directors or of any committee thereof, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all the Assistant Secretaries, the chairman of the meeting may appoint any Person to act as secretary of the meeting. Notwithstanding the foregoing, the members of each committee of the Board of Directors may appoint any Person to act as secretary of any meeting of such committee and the Secretary or any Assistant Secretary of the Company may, but need not if such committee so elects, serve in such capacity.

Section 5.8    Quorum. Except as otherwise required by applicable Law or any rule, regulation, guideline or requirement of any National Securities Exchange on which Shares are listed for trading, at all meetings of the Board of Directors or any committee thereof, a majority of the Directors in office or a majority of the Directors constituting such committee, as the case may be, shall constitute a quorum for the transaction of business. If a quorum shall not be present at any meeting of the Board of Directors or any committee thereof, the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, if any action taken is approved by a majority of the required quorum for that meeting.

Section 5.9    Nomination of Directors. Except (i) with respect to Designated Directors, who shall be designated by the Class B Majority Shareholder as set forth in Section 5.3, and (ii) as may be otherwise provided in any Share Designation with respect to the right of Shareholders of any class or series of Shares to nominate and elect a specified number of Directors in certain circumstances, only persons who are nominated for election to the Board of Directors (i) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (ii) by Shareholders meeting the requirements, and in accordance with the procedures, set forth in Section 11.14, shall be eligible for election as Directors of the Company.

Section 5.10    Actions of the Board by Consent. Any action required or permitted to be taken at any meeting by the Board of Directors or any committee thereof, as the case may be, may be taken without a meeting if a majority of the Directors then in office, or a majority of the members then serving on such committee, as the case may be, execute and deliver one or more consents thereto, and such consent is recorded with the minutes of proceedings of the Board of Directors or such committee. For the avoidance of doubt, any such consent may be executed by a Director by electronic signature, which consent may be delivered to the Company by electronic transmission.

Section 5.11    Meeting by Means of Conference Telephone. Members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of telephone, video, electronic or similar communication by way of which all Persons participating in such meeting can communicate with each other simultaneously, and participation in a meeting pursuant to this Section 5.11 shall constitute presence in person at such meeting.

Section 5.12    Committees.

(a)    The Board of Directors may, by resolution from time to time, designate one (1) or more committees of the Board, with each committee to consist of one (1) or more Directors of the Company. Members of each Board committee shall be selected by the Board of Directors from time to time; provided that, for so long as there shall be a Class B Majority Shareholder, such Class B Majority Shareholder shall have the sole right to designate a number of members of each such Board committee as shall equal the Class B Majority Shareholder Percentage of the total number of Directors comprising such committee, rounded up to the nearest whole number of Directors; provided, that each such committee member designated by the Class B Majority Shareholder shall be an individual then serving as a Designated Director. Notwithstanding the foregoing, each member of a committee must be a Director meeting the requirements for membership on such committee, if any, imposed by applicable Law and any rule, regulation, guideline or requirement of any National Securities Exchange on which Shares are listed for trading.

(b)    The Board of Directors may designate one (1) or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee; provided that, for so long as there shall be a Class B Majority Shareholder, such Class B Majority Shareholder shall have the sole right to designate any such alternate committee member to replace any Designated Director that is a member of such committee in the event such Designated Director is absent or disqualified at any meeting of such committee. Subject to applicable Law and any rule, regulation, guideline or requirement of any National Securities Exchange on which Shares are listed for trading, in the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors (or the Class B Majority Shareholder, as applicable), of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another qualified member of the Board of Directors to act at the meeting in the place of any absent or disqualified member.

(c)    No Designated Director serving on a committee of the Board of Directors may be removed from such committee other than by the Class B Majority Shareholder. In the event of such removal, or any resignation, of a Designated Director serving on a committee of the Board of Directors, the resulting vacancy on such committee shall be filled only by the designation by the Class B Majority Shareholder of a Designated Director to fill such vacancy.

(d)    Any committee, to the extent permitted by applicable Law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company. Subject to any requirements or procedures set forth in the resolution of the Board of Directors establishing such committee, matters arising at any meeting of a committee shall be determined by a majority of the votes of the committee members present and voting; provided, that in the event of a tie vote, the chairman of such committee shall be entitled to cast the deciding vote. Each committee may meet and adjourn as it determines, and shall keep regular minutes of its meetings and proceedings and report the same to the Board of Directors when required. Notwithstanding anything to the contrary contained in this Article V, the resolution of the Board of Directors establishing any committee of the Board of Directors or the charter of any such committee may establish requirements or procedures relating to the governance or operation of such committee that are different from, or in addition to, those set forth in this Agreement and, to the extent that there is any inconsistency between this Agreement and any such resolution or charter, the terms of such resolution or charter shall be controlling.

Section 5.13    Attorneys; Authorized Signatories. The Board of Directors may, from time to time and at any time, by power of attorney or otherwise, appoint any Person or body of Persons, whether nominated directly or indirectly by the Board of Directors, to be the attorney or attorneys (each, an “Attorney”) or authorized signatory or authorized signatories (each, an “Authorized Signatory”) of the Company for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Board of Directors under this Agreement) and for such period and subject to such conditions as the Board of Directors may determine, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of Persons dealing with any such Attorney or Authorized Signatory as the Directors may determine, and may also authorize any such Attorney or Authorized Signatory to delegate all or any of the powers, authorities and discretion vested in such Person.

Section 5.14    Compensation. The Directors may be reimbursed or advanced their expenses incurred in connection with or relating to their services on the Board of Directors or any committee thereof, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or any committee thereof or a stated salary or such other compensation for service as a Director, payable in cash or securities, as may be determined by the Board of Directors (or a duly authorized committee thereof) at any time and from time to time by resolution, No such payment shall preclude any Director from serving the Company in any other capacity and receiving compensation therefor. Chairpersons or members of special or standing committees may be allowed like compensation for such services.

Section 5.15    Elimination of Fiduciary Duties; Standard of Conduct.

(a)    To the fullest extent permitted by the Delaware Act, no Covered Person shall have any duties, at Law or in equity, including any fiduciary duties, to the Company, any Shareholder or any other Person, arising out of, relating to, or in connection with the Company, the conduct of the Company’s business and affairs, or any action or omission taken or omitted to be taken, or consent or approval given or withheld, in each case, in such Person’s capacity as a Covered Person, whether pursuant to this Agreement or otherwise, other than those duties (if any) expressly set forth in this Agreement; provided, that the foregoing shall not eliminate the implied contractual covenant of good faith and fair dealing, to the extent applicable. Each Shareholder shall be deemed to have notice of and to have consented to the provisions of this Section 5.15(a) and to the elimination of duties set forth herein, and renounces any and all rights such Shareholder may have to challenge any action (or inaction) by any Covered Person on the basis of any duty eliminated pursuant to this Section 5.15(a).

(b)    Notwithstanding any other provision of this Agreement or any applicable provision of Law or in equity, whenever the Board of Directors or any Covered Person takes any action (or omits to take any action), or is permitted or required to make any decision or determination with respect to the Company or its business and affairs, whether pursuant to the terms of this Agreement or otherwise, then, to the fullest extent permitted by Law, the Board of Directors and each Covered Person shall be entitled to take such action (or omit to take such action), or to make such decision or determination, in its sole and absolute discretion, and shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation (fiduciary or otherwise) to give any consideration to any interest of or factors affecting the Company, any of the Shareholders, any of their respective Affiliates or any other Person, and shall not be subject to any other or different standards that may otherwise apply under applicable Law or in equity. For all purposes of this Agreement, each Covered Person (acting in its capacity as such) and the Board of Directors, acting on behalf of the Company or in connection with the Company’s business and affairs, shall be conclusively presumed to be acting in good faith if such Person (or, in the case of the Board of Directors, a majority of the Directors participating in the decision) subjectively believe(s) that the action taken (or omitted to be taken), the consent or approval given or withheld, or the decision or determination made or not made, is in or is not opposed to the best interests of the Company.

(c)    The Board of Directors shall have the right to exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through the duly authorized Officers, consultants, advisors and agents of the Company, and the Board of Directors shall not be responsible for the misconduct or negligence on the part of any such Officer, consultant, advisor, or agent.

Section 5.16    Exculpation and Indemnification.

(a)    To the fullest extent permitted by the Delaware Act, no Covered Person, shall be liable to the Company, any Shareholder or any other Person (including any Person who holds any Derivative Securities) for monetary damages for breach of duties (including fiduciary duties, which are hereby expressly disclaimed), except if and to the extent that there has been a final, non-appealable determination, in a proceeding brought in accordance with Section 12.10, that, in connection with the matter in question, such Covered Person engaged in Fraud.

(b)    To the fullest extent permitted by the Delaware Act, each Indemnified Person shall be indemnified and held harmless by the Company from and against any and all losses, claims, damages, liabilities, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts incurred in connection with, or arising out of, any and all threatened, pending or completed claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative (including, without limitation, an action by or in the right of the Company), and whether formal or informal and including appeals, in which such Indemnified Person is, was or may be involved, or is threatened to be involved, as a party, a witness or otherwise, by reason of such Person’s status as an Indemnified Person, whether arising from any act or omission, any consent or approval given or withheld, or otherwise relating to the Company or its business and affairs; provided, however, that no Indemnified Person shall be indemnified or held harmless if and to the extent that there has been a final, non-appealable determination, in a proceeding brought in accordance with Section 12.10, that, in respect of the matter for which the Indemnified Person is seeking indemnification pursuant to this Section 5.16, the Indemnified Person engaged in Fraud. Notwithstanding the foregoing, except as otherwise provided in Section 5.16(d), the Company shall not be required to indemnify an Indemnified Person in connection with any claim, demand, action, suit or proceeding commenced (i) by such Person, unless the commencement of such claim, demand, action, suit or proceeding by such Person was authorized by the Board of Directors or (ii) by the Company against such Person upon the prior approval of the Board of Directors, in each case, except if and to the extent that such Indemnified Person is successful on the merits a final, non-appealable determination, in a proceeding brought in accordance with Section 12.10.

(c)    Expenses (including reasonable legal fees and expenses) incurred by an Indemnified Person in connection with any claim, demand, action, suit or proceeding that may be subject to indemnification pursuant to Section 5.16(b) shall, from time to time, be advanced by the Company within thirty (30) days after a written request therefor, prior to a final and non-appealable determination that the Indemnified Person is not entitled to be indemnified, upon receipt by the Company of an undertaking by or on behalf of the Indemnified Person to repay such amount if it ultimately shall be determined that the Indemnified Person is not entitled to be indemnified pursuant to this Section 5.16.

(d)    If a claim for indemnification or advancement of expenses under this Section 5.16 is not paid in full within thirty (30) days after a written claim therefor by an Indemnified Person has been received by the Company, such Indemnified Person may file a claim, in a proceeding brought in accordance with Section 12.10, to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expenses of prosecuting such claim, including reasonable attorneys’ fees.

(e)    The indemnification and advancement of expenses provided by or granted pursuant to this Section 5.16 shall not be deemed exclusive of, nor be deemed in limitation of, any other rights to which any Indemnified Person may be entitled under this Agreement, or any other agreement, vote of Shareholders or Disinterested Directors or otherwise, and such indemnification and advancement of expenses shall continue as to an Indemnified Person who has ceased to serve in such capacity. For the avoidance of doubt, and without limiting the generality of the foregoing, to the fullest extent now or hereafter permitted by applicable Law, the Company may enter into one or more agreements with any Person that provide for indemnification greater than or different than that provided pursuant to this Section 5.16.

(f)    The Company may, but shall not be obligated to, purchase and maintain insurance on behalf of any Indemnified Person or any other Officer or other Person against any liability asserted against such Person and incurred by such Person in any capacity in connection with the Company or its business and affairs, or arising out of an Indemnified Person’s status as such, whether or not the Company would have the power or the obligation to indemnify such Person against such liability under the provisions of this Section 5.16.

(g)    This Section 5.16 shall not limit the right of the Company, to the fullest extent and in the manner permitted by applicable Law, to indemnify and to advance expenses to, and purchase and maintain insurance on behalf of, Persons other than Indemnified Persons (including, for the avoidance of doubt, any Officer, employee or agent of the Company or any director, manager, officer, partner, employee, consultant or agent of any Group Member).

(h)    Each Covered Person and Officer shall, in the performance of his or her duties, or in taking any action (or omitting to take any action) or in connection with any consent or approval given or withheld, or otherwise relating to the Company or its business and affairs, be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any of the Officers or employees of the Company, or committees of the Board of Directors, or by any other Person (including legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisors) as to matters that the Covered Person or Officer reasonably believes are within such Person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company. Any action taken or omitted to be taken in reliance upon the opinion or advice (including an Opinion of Counsel) of such Persons shall be conclusively presumed to have been taken or omitted in good faith. Each Covered Person and Officer may rely, and shall be fully protected in acting or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document presented to the Board of Directors or such other Covered Person or Officer and believed by such Director or other Covered Person or Officer to be genuine and to have been signed or presented by the appropriate party or parties.

(i)    An Indemnified Person shall not be denied indemnification in whole or in part under this Section 5.16 because the Indemnified Person had an interest in the transaction with respect to which the indemnification applies if the transaction was not otherwise prohibited by the terms of this Agreement.

(j)    The provisions of this Section 5.16 are for the benefit of the Indemnified Persons and their heirs, successors, assigns, executors and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

(k)    Any liabilities which an Indemnified Person incurs as a result of acting on behalf of the Company (whether as a fiduciary or otherwise) in connection with the operation, administration or maintenance of an employee benefit plan, any related trust or funding mechanism (whether such liabilities are in the form of excise taxes assessed by the IRS, penalties assessed by the United States Department of Labor, restitutions to such plan, trust or other funding mechanism or to a participant or beneficiary of such plan, trust or other funding mechanism, or otherwise) shall be treated as liabilities indemnifiable under this Section 5.16, to the maximum extent permitted by Law.

(l)    Any indemnification pursuant to this Section 5.16 shall be made only out of the assets of the Company. In no event shall any of the Shareholders or any other Covered Person be subject to personal liability by reason of any claim for indemnification by any Person, whether pursuant to the indemnification provisions set forth in this Agreement or otherwise.

(m)    The provisions of this Section 5.16 shall be deemed to be a contract between the Company and each Indemnified Person for so long as this Section 5.16 and the relevant provisions of applicable Law remain in effect, and no amendment, modification or repeal of this Section 5.16 or any other provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Indemnified Person to receive indemnification and advancement of expenses from the Company, nor the obligations of the Company to indemnify, or advance the expenses of, any such Indemnified Person under and in accordance with the provisions of this Section 5.16 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted, and provided such Person became an Indemnified Person hereunder prior to such amendment, modification or repeal.

(n)    If this Section 5.16 or any portion of this Section 5.16 shall be invalidated on any ground by a final, non-appealable determination, in a proceeding brought in accordance with Section 12.10, the Company shall nevertheless indemnify each Indemnified Person, to the fullest extent permitted by any applicable portion of this Section 5.16 that shall not have been invalidated.

Section 5.17    Resolution of Conflicts of Interest; Interested Directors.

(a)    Unless otherwise expressly provided in this Agreement, whenever an actual or potential conflict of interest exists or arises in connection with any transaction, activity, arrangement, circumstance or other matter between one or more Shareholders or Directors, or any of their respective Affiliates, on the one hand, and the Company or any Group Member, on the other hand (each, a “Conflict Matter”), any resolution or course of action determined or approved by the Board of Directors, or a committee of the Board of Directors, in respect of such Conflict Matter shall be permitted and deemed approved by all Shareholders, and shall not constitute a breach of this Agreement or of any duty stated or implied by Law or equity, including any fiduciary duty (which, for the avoidance of doubt, shall not apply, as provided in Section 5.16), if the resolution or course of action in respect of such Conflict Matter is (i) approved by Special Approval, (ii) approved by the vote of holders of Outstanding Voting Shares representing a majority of the total votes that may be cast by all Outstanding Voting Shares that are held by Persons that do not have an interest in such Conflict Matter, (iii) on terms that, when taken together in their entirety, are no less favorable to the Company or any Group Member, as applicable, than those generally being provided to or available from unrelated third parties or (iv) fair and reasonable to the Company, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Company or Group Member, as applicable). The Board of Directors shall be authorized, but not required, in connection with its resolution of any Conflict Matter to seek Special Approval of such resolution pursuant to clause (i) of the preceding sentence or the approval of the disinterested holders of Outstanding Voting Shares pursuant to clause (ii) of the preceding sentence, and the Board of Directors may also adopt a resolution or course of action that has not received Special Approval or the approval of the disinterested holders of Outstanding Voting Shares. Failure to seek Special Approval or the approval of the disinterested holders of Outstanding Voting Shares shall not be deemed to indicate that a conflict of interest exists or that Special Approval or the approval of the disinterested holders of Outstanding Voting Shares could not have been obtained. If approval pursuant to clause (i) above is obtained, or if the Board of Directors determines that the resolution or course of action taken with respect to a Conflict Matter satisfies either of the standards set forth in clause (iii) or (iv) above, then it shall be presumed that, in making its determination, the Conflicts Committee or Board of Directors, as applicable, acted in good faith, and in any proceeding brought by any Shareholder or by or on behalf of such Shareholder or any other Shareholder or the Company challenging such determination, the Person bringing or prosecuting such proceeding shall have the burden of overcoming such presumption and shall be required to prove that the Conflicts Committee or Board of Directors, as applicable, in making such determination, did not subjectively believe that the resolution or course of action taken with respect to such Conflict Matter was in or not opposed to the best interests of the Company.

(b)    In furtherance of, and without limiting the generality of, Section 5.17(a):

(i)    Shareholders and Directors, and any of their respective Affiliates, may, but shall be under no obligation to, lend to any Group Member, and any Group Member may borrow from the Shareholders or Directors, or any of their respective Affiliates, funds needed or desired by the Group Member for such periods of time and in such amounts as the Board of Directors may determine, in each case, on terms that are fair and reasonable to the Company; provided, however, that the requirements of this Section 5.17(b)(i) shall be deemed conclusively satisfied and not a breach of any duty hereunder or existing at Law, in equity or otherwise as to any transaction approved in accordance with Section 5.17(a);

(ii)    Affiliates of the Shareholders and Affiliates of the Directors may render services to a Group Member or to the Board of Directors in the discharge of its duties as manager of the Company, and any services rendered to a Group Member by an Affiliate of the Shareholders or an Affiliate of the Directors shall be on terms that are fair and reasonable to the Company; provided, however, that the requirements of this Section 5.17(b)(ii) shall be deemed conclusively satisfied and not a breach of any duty hereunder or existing at Law, in equity or otherwise as to any transaction approved in accordance with Section 5.17(a); and

(iii)    Shareholders and Directors, and any of their respective Affiliates, may transfer any property to, or purchase any property from, the Company, directly or indirectly, pursuant to transactions that are fair and reasonable to the Company; provided, however, that the requirements of this Section 5.17(b)(iii) shall be deemed conclusively satisfied and not a breach of any duty hereunder or existing at Law, in equity or otherwise as to any transaction approved in accordance with Section 5.17(a), and with respect to any contribution of assets to the Company in exchange for Shares or Derivative Securities, the Conflicts Committee (if utilized), in determining whether the appropriate number of Shares or Derivative Securities are being issued, may take into account, among other things, the fair market value of the assets, the liquidated and contingent liabilities assumed, the tax basis in the assets, the extent to which tax-only allocations to the transferor will protect the Shareholders against a low tax basis, and such other factors as the Conflicts Committee deems relevant under the circumstances.

(c)    The Shareholders hereby authorize the Board of Directors or the Conflicts Committee of the Board of Directors, on behalf of the Company, in its capacity as a partner or member of a Group Member, to approve of actions with respect to such Group Member similar to those actions permitted to be taken by the Board of Directors pursuant to this Section 5.17.

(d)    For the avoidance of doubt, no Conflict Matter in which one or more of the Company’s Directors or Officers are directors or officers or have a financial interest, shall be void or voidable solely by reason thereof, or solely because such Director or Officer is present at or participates in the meeting of the Board of Directors or the Conflicts Committee which authorizes the Conflict Matter, or solely because any such Director’s or Officer’s vote is counted for such purpose. Interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of the Conflicts Committee which authorizes such Conflict Matter. For the avoidance of doubt, a Director may vote in respect of any Conflict Matter notwithstanding that such Director may be interested therein, and if such Directors does so, his or her vote shall be counted in respect thereof.

(e)    A Director may hold any other office of the Company or any other Group Member in conjunction with his or her office of Director, for such period and on such terms (as to compensation and otherwise) as the Board of Directors may determine, and no Director or proposed Director shall be disqualified due to his or her holding of such office from contracting with, or being interested, directly or indirectly, in any Conflict Matter with, the Company or any other Group Member, either with regard to his or her tenure of any such office or as vendor, purchaser or otherwise, nor shall any such Conflict Matter entered into by or on behalf of the Company or any other Group Member in which any Director is in any way interested be liable to be voided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profits or advantages realized by any such contract or arrangement by reason of such Director holding that office. A Director, notwithstanding his or her interest, may be counted in the quorum present at any meeting of the Board of Directors whereat he or she or any other Director is appointed to hold any such office under the Company or any Group Member or whereat the terms of any such appointment are arranged, and he or she may vote on any such appointment or arrangement.

Section 5.18    Loans and Contributions Between Group Members. Any Group Member may lend or contribute funds to any other Group Member, and any Group Member may borrow funds from any other Group Member, in each case, on terms and conditions determined by the Board of Directors. The foregoing authority shall be exercised by the Board of Directors and shall not create any right or benefit in favor of any Group Member or any other Person.

Section 5.19    Officers.

(a)    The Board of Directors or any duly authorized committee thereof shall have the power and authority to appoint from time to time any Person, whether or not a Director, to hold such office in the Company as the Board of Directors or such committee deems necessary for the administration of the Company, including a Chief Executive Officer and any number of Executive Vice Presidents or Vice Presidents as the Board of Directors or such committee shall determine. The Board of Directors, or any such duly authorized committee, may from time to time delegate to the Chief Executive Officer the power and authority to appoint Officers other than Executive Officers, and to prescribe their respective powers, authorities and duties. Such Persons so appointed by the Board of Directors or any duly authorized committee thereof (or by the Chief Executive Officer, as applicable) shall be referred to as “Officers.” Any number of offices may be held by the same Person, unless otherwise prohibited by the Delaware Act or this Agreement. The Officers need not be Shareholders nor, except in the case of the Chairman of the Board, do such Officers need to be Directors of the Company.

(b)    Each Officer shall have such title, power, authority and duties as determined from time to time by the Board of Directors (or any duly authorized committee thereof) or (other than with respect to Executive Officers) by the Chief Executive Officer. The Chairman of the Board, if there be one, shall preside at all meetings of Shareholders and meetings of the Board of Directors.

(c)    The Officers shall hold their offices for such terms as shall be determined from time to time by the Board of Directors (or any duly authorized committee thereof). Each Officer shall hold office until such Officer’s successor is elected and qualified, or until such Officer’s earlier death, resignation or removal. Any Officer may resign at any time upon delivery of notice to the Company. Any Officer, agent or employee of the Company may be removed at any time with or without cause by the Board of Directors (or duly authorized committee thereof) or (other than with respect to Executive Officers) by the Chief Executive Officer. The appointment of any Director to the office of Chairman of the Board shall ipso facto terminate if such Chairman of the Board ceases for any reason to be a Director. Any vacancy occurring in any office of the Company shall be filled by the Board of Directors (or duly authorized committee thereof) or (other than with respect to Executive Officers) by the Chief Executive Officer. The compensation (whether by way of salary, commission, participation in profits, any combination of the foregoing or otherwise) of all Officers shall be fixed (i) by the Board of Directors (or a duly authorized committee thereof) or (ii) other than with respect to Executive Officers, by the Chief Executive Officer or any other Officer(s) of the Company to whom such authority has been delegated by the Board of Directors (or a duly authorized committee thereof) or the Chief Executive Officer.

(d)    Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Company may be executed in the name of and on behalf of the Company by any Officer authorized to do so by the Board of Directors, and any such Officer may, in the name of and on behalf of the Company, take all such action as any such Officer may deem advisable to vote in person or by proxy at any meeting of securityholders of any corporation or other entity in which the Company may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Company might have exercised and possessed if present. Each of the foregoing instruments may be executed by electronic signature and may be delivered by electronic transmission. The Board of Directors may, by resolution, from time to time, confer like powers upon any other Person or Persons.

Section 5.20    Business Opportunities.

(a)    The Company and each Shareholder recognizes and anticipates that Shareholders and Directors who are not Officers or employees of the Company or any other Group Member (“Non-Employee Directors”) and the Affiliates of such Shareholders and Non-Employee Directors may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Company or any other

Group Member, directly or indirectly, may engage or other business activities that overlap with or compete with those in which the Company or any other Group Member, directly or indirectly, may engage, except to the extent otherwise set forth in a binding agreement entered into between a Shareholder or Non-Employee Director, on one hand, and the Company or any other Group Member, on the other hand.

(b)    None of the Shareholders or Non-Employee Directors, nor any of their respective Affiliates (collectively, the “Identified Persons” and, individually, an “Identified Person”), shall have any obligation or duty to refrain from, directly or indirectly, (i) engaging in the same or similar business activities or lines of business in which the Company or any of its Affiliates now engages or proposes to engage or (ii) otherwise competing with the Company or any of its Affiliates, except to the extent otherwise set forth in a binding agreement entered into between an Identified Person, on one hand, and the Company or any other Group Member, on the other hand. The Company and each Shareholder hereby renounce any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity which may be available to an Identified Person and the Company or any of its Affiliates, except as provided in Section 5.20(c). Subject to Section 5.20(c), in the event that any Identified Person acquires knowledge of a potential transaction or other business opportunity which may be available to it, her or him and the Company or any of its Affiliates, such Identified Person shall have no duty to communicate or offer such transaction or other business opportunity to the Company or any of its Affiliates.

(c)    Notwithstanding the foregoing provisions of this Section 5.20, the Company and the Shareholders do not renounce any interest in any business opportunity offered to any Non-Employee Director if such opportunity is expressly offered to such Person solely in his or her capacity as a Director, and the provisions of Section 5.20(b) shall not apply to any such business opportunity.

(d)    Except as set forth in Section 5.20(c) and except to the extent otherwise set forth in a binding agreement entered into between a Shareholder or Non-Employee Director, on one hand, and the Company or any other Group Member, on the other hand, (i) each Identified Person shall have the right to engage in businesses of every type and description and other activities for profit and to engage in and possess an interest in other business ventures of any and every type or description, whether in businesses engaged in or anticipated to be engaged in by the Company or any Group Member, independently or with others, including business interests and activities in direct competition with the business and activities of the Company or any Group Member, and none of the same shall constitute a breach of this Agreement or any duty otherwise existing at Law, in equity or otherwise to the Company, any Group Member or any Shareholder; (ii) the Identified Persons shall have no obligation under this Agreement or as a result of any duty otherwise existing at Law, in equity or otherwise to present business opportunities to the Company or any Group Member; and (iii) neither the doctrine of “corporate opportunity” nor any analogous doctrine shall apply to any Identified Person.

(e)    Each Shareholder shall be deemed to have notice of and to have consented to the provisions of this Section 5.20.

Section 5.21    Reliance by Third Parties. Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Company shall be entitled to assume that the Board of Directors (or any duly authorized committee thereof, acting within the scope of its authority granted pursuant to Section 5.12) and any Officer authorized in accordance with this Agreement to act on behalf of and in the name of the Company, has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Company and to enter into any authorized contracts on behalf of the Company, and such Person shall be entitled to deal with the Board of Directors (or such committee) or any Officer as if the Board of Directors (or such committee) or the Officer were the Company’s sole party in interest, both legally and beneficially. Each Shareholder hereby irrevocably waives, to the fullest extent permitted by Law, any and all defenses or other remedies that may be available against any Person to contest, negate or disaffirm any action of the Board of Directors (or any duly authorized committee thereof, acting within the scope of its authority granted pursuant to Section 5.12) or any Officer in connection with any dealing. In no event shall any Person dealing with the Board of Directors (or any duly authorized committee thereof, acting within the scope of its authority granted pursuant to Section 5.12) or any Officer be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expediency of any act or action of the Board of Directors (or such committee) or any Officer. Each and every certificate, document or other instrument executed on behalf of the Company by the Board of Directors (or any duly authorized committee thereof, acting within the scope of its authority granted pursuant to Section 5.12) or any Officer, each of which may be so executed by electronic signature and delivered by electronic transmission, shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (a) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (b) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Company and (c) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Company.

ARTICLE VI

BOOKS, RECORDS, ACCOUNTING AND REPORTS

Section 6.1    Records and Accounting. The Board of Directors shall cause to be kept appropriate books and records with respect to the Company’s business and affairs. Any books and records maintained by or on behalf of the Company in the regular course of its business, including the record of the Shareholders, books of account and records of Company proceedings, may be kept on, or be in the form of, computer disks, hard drives, punch cards, magnetic tape, photographs, micrographics or any other information storage device.

Section 6.2    Fiscal Year. The fiscal year for tax and financial reporting purposes of the Company shall be a calendar year ending December 31, unless otherwise required by the Code or determined by the Board of Directors, as permitted by Law.

Section 6.3    Reports; Confidential Information.

(a)    The Shareholders’ rights to information shall be limited to such information as shall be included in reports and other documents filed by the Company with the Commission from time to time, and such tax information (if any) required to be provided by the Company to its Shareholders, and no Shareholder shall have any right to obtain or access any other information, including any books and records, of the Company or the other Group Members. Each Shareholder is deemed to have notice of and to have consented to the restrictions set forth in this Section 6.3 and pursuant to Section 18-305(g) of the Delaware Act, the rights to information granted in this Section 6.3 shall replace, to the fullest extent permitted by Law, any rights to information provided for in Section 18-305(a) of the Delaware Act or otherwise provided under applicable Law.

(b)    The Company may keep confidential from the Shareholders, for such period of time as the Company determines, (i) any information that the Company reasonably believes to be in the nature of trade secrets or (ii) other information the disclosure of which the Company believes (A) is not in the best interests of the Company Group, (B) could damage the Company Group or its business or (C) that any Group Member is required by Law or by agreement with any third party to keep confidential.

ARTICLE VII

TAX MATTERS

Section 7.1    Tax Returns and Information. The Company shall use commercially reasonable efforts to timely file all returns of the Company that are required for U.S. federal, state and local income tax purposes. The

Officers shall use commercially reasonable efforts to furnish to all Shareholders necessary tax information as promptly as possible after the end of the fiscal year of the Company; provided, however, that delivery of such tax information may be subject to delay as a result of the late receipt of any necessary tax information from an entity in which the Company directly or indirectly holds an interest. Each Shareholder hereby agrees that, to the fullest extent permitted by applicable Law, none of the Company, the Directors, the Officers, or the Indemnified Persons shall have any liability to any Shareholder for any errors, omissions, inaccuracies, mis-statements, delays, failures, or any other faults with respect to any tax information with respect to the Company delivered, or failed to be delivered, to any Shareholder (including, for the avoidance of doubt, any IRS Schedule K-1). Each Shareholder agrees to file all U.S. federal, state and local tax returns required to be filed by it in a manner consistent with the information provided to it by the Company. The classification, realization and recognition of income, gain, losses and deductions and other items shall be on the accrual method of accounting for U.S. federal, state and local income tax purposes.

Section 7.2    Tax Elections. Except as otherwise provided herein, the Board of Directors shall determine whether the Company should make or refrain from making any elections permitted by the Code, including whether to make or refrain from making the election provided for in Section 754 of the Code and whether the Company is to be classified as a partnership or an association for U.S. federal income tax purposes, and any and all other elections permitted by the tax laws of the United States, the several states and other relevant jurisdictions. Notwithstanding anything otherwise to the contrary herein, for the purposes of computing the adjustments under Section 743(b) of the Code, the Board of Directors shall be authorized to adopt such conventions as it deems appropriate for determining the price paid by a transferee of a Share without regard to the actual price paid by such transferee.

Section 7.3    Withholding. Notwithstanding any other provision of this Agreement, the Board of Directors is authorized to take any action that may be required, necessary or appropriate to cause the Company to comply with any withholding requirements established under the Code or any other U.S. federal, state, local or non-U.S. Law, including pursuant to Sections 1441, 1442, 1444, 1446 and 3406 of the Code. To the extent that the Company is required or elects to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution to any Shareholder (including by reason of Section 1446 of the Code), the Board of Directors may treat the amount withheld as a distribution of cash pursuant to Sections 4.3 or 8.3 in the amount of such withholding from or with respect to such Shareholder or the amounts paid over as an expense of the Company to be borne by Shareholders generally.

Section 7.4    Partnership Representative.

(a)    For each taxable year of the Company, the Board of Directors shall cause the Company to appoint a “partnership representative” of the Company within the meaning of Section 6223 of the Code (and, if applicable, any “designated individual” within the meaning of Treasury Regulation Section 301.6223-1(b)(3)(ii)) (the “Partnership Representative”). The Board of Directors is hereby authorized to take any actions necessary under the Revised Audit Rules or other guidance to designate the Partnership Representative with respect to each taxable year of the Company (and the Partnership Representative is authorized to take any actions specified under the Revised Audit Rules or any applicable state or local law), and the Company shall comply with any requirements necessary to effect such designation.

(b)    The Partnership Representative is authorized to take any actions specified under the Revised Audit Rules or any applicable state or local law, and the Company shall comply with any requirements necessary to effect such designation. The Partnership Representative’s representation of the Company shall be at the Company’s expense, and the Partnership Representative is authorized to expend Company funds for professional services and costs associated therewith.

(c)    The Partnership Representative shall employ experienced tax counsel to represent the Company in connection with any audit or investigation of the Company by the IRS or any other tax authority and in connection with all subsequent administrative and judicial proceedings arising out of such audit. Each

Shareholder agrees to cooperate with the Partnership Representative and to do or refrain from doing any or all things reasonably required by the Partnership Representative to conduct such proceedings. Notwithstanding the foregoing, it shall be the responsibility of the Board of Directors and of each Shareholder, at their expense, to employ tax counsel to represent their respective separate interests.

Section 7.5    Relief from Inadvertent Terminations as a Partnership. In the event that the Board of Directors determines that the Company should seek relief pursuant to Section 7704(e) of the Code to preserve the status of the Company as a partnership for U.S. federal (and applicable state) income tax purposes, then the Company and each Shareholder shall agree to any adjustments required by the tax authorities, and the Company shall pay any such amounts as may be required by the applicable tax authorities, to preserve the status of the Company as a partnership for U.S. federal (and applicable state) income tax purposes.

ARTICLE VIII

DISSOLUTION AND LIQUIDATION

Section 8.1    Dissolution.

(a) The Company shall not be dissolved by the admission of substitute or additional Shareholders. The Company shall dissolve, and its affairs shall be wound up, only:

(i)    upon the approval of the Board of Directors; or

(ii)    at any time when there are no remaining Shareholders of the Company, unless the business of the Company is continued in accordance with the Delaware Act.

(b)    Each Shareholder is hereby deemed to have waived any and all right to seek judicial dissolution of the Company pursuant to Section  18-802 of the Delaware Act or otherwise.

Section 8.2     Liquidator. Upon dissolution of the Company, the Board of Directors (or any duly authorized committee thereof) shall select one or more Persons (which may be the Board of Directors (or any committee thereof) or a Shareholder (or any Affiliate of a Shareholder)) to act as Liquidator. The Liquidator (if other than the Board of Directors or any committee thereof) shall be entitled to receive such compensation for its services as may be approved by Shareholder Approval. The Liquidator (if other than the Board of Directors or any committee thereof) shall be permitted to resign at any time, but only after providing the Company with twenty (20) Business Days’ prior written notice thereof, and may be removed at any time, with or without cause, by the Board of Directors. Upon the dissolution, death, incapacity, removal or resignation of the Liquidator, a successor and substitute Liquidator (who shall have and succeed to all rights, powers and duties of the original Liquidator) shall thereafter be appointed by the Board of Directors (or any duly authorized committee thereof). The right to approve a successor or substitute Liquidator in the manner provided herein shall be deemed to refer also to any such successor or substitute Liquidator approved in the manner herein provided. Except as expressly provided in this Article VIII, the Liquidator approved in the manner provided herein shall have and may exercise, without further authorization or consent of any of the parties hereto, all of the powers conferred upon the Board of Directors under the terms of this Agreement (but subject to all of the applicable limitations, contractual and otherwise, upon the exercise of such powers) necessary or appropriate to carry out the duties and functions of the Liquidator hereunder for and during the period of time required to complete the winding up and liquidation of the Company as provided for herein.

Section 8.3    Liquidation. The Liquidator shall proceed to dispose of the assets of the Company, discharge its liabilities and otherwise wind up its affairs in such manner and over such period as determined by the Liquidator, subject to Section 18-804 of the Delaware Act and the following:

(a)    Subject to Section 8.3(c), the assets may be disposed of by public or private sale or by distribution in kind to one or more Shareholders on such terms as the Liquidator and such Shareholder or Shareholders may agree. If any property is distributed in kind, the Shareholder receiving the property shall be deemed for purposes of Section 8.3(c) to have received cash equal to its fair market value as determined by the Board of Directors or the Liquidator, in its sole discretion, and contemporaneously therewith, appropriate cash distributions must be made to the other Shareholders. Notwithstanding anything to the contrary contained in this Agreement, the Shareholders understand and acknowledge that a Shareholder may be compelled to accept a distribution of any asset in kind from the Company despite the fact that the percentage of the asset distributed to such Shareholder exceeds the percentage of that asset which is equal to the percentage in which such Shareholder shares in distributions from the Company. The Liquidator may defer liquidation or distribution of the Company’s assets for a reasonable period of time if it determines that an immediate sale or distribution of all or some of the Company’s assets would be impractical or would cause undue loss to the Shareholders. The Liquidator may distribute the Company’s assets, in whole or in part, in kind if it determines that a sale would be impractical or would cause undue loss to the Shareholders; provided, that no Shareholder shall be compelled to accept any assets whereon there is any liability.

(b)    Liabilities of the Company include amounts owed to the Liquidator as compensation for serving in such capacity (subject to the terms of Section 8.2) and amounts owed to Shareholders other than in respect of their distribution rights under Article IV. With respect to any liability that is contingent, conditional or unmatured or is otherwise not yet due and payable, the Liquidator shall either settle such claim for such amount as it deems appropriate or establish a reserve of cash or other assets to provide for its payment. When paid, any unused portion of the reserve shall be applied to other liabilities or distributed as additional liquidation proceeds.

(c)    Subject to the terms of any Share Designation, all property and all cash in excess of that required to discharge liabilities as provided in Section 8.3(b) shall be distributed ratably to the Record Holders of Common Shares, allocated among them in proportion to the number of Shares held by them.

(d)    If the assets of the Company distributable among the holders of any one or more classes or series of Preferred Shares that (i) are entitled to a preference over the holders of the Common Shares upon the dissolution of the Company and (ii) rank equally in connection with any such distribution, are insufficient to pay in full the preferential amount to which such holders of Preferred Shares are entitled, then such assets, or the proceeds thereof, shall be distributed among the holders of such applicable classes or series of Preferred Shares ratably in accordance with the amounts that would otherwise have been payable upon such distribution if all sums payable were discharged in full.

Section 8.4    Cancellation of Certificate of Formation. Upon the completion of the distribution of the Company’s cash and property as provided in Section 8.3 in connection with the liquidation of the Company, the Certificate of Formation and all qualifications of the Company as a foreign limited liability company in jurisdictions other than the State of Delaware shall be cancelled and such other actions as may be necessary to dissolve the Company shall be taken.

Section 8.5    No Right to Return of Contributions. Neither any Director nor any Officer (nor any of their respective Affiliates) shall be personally liable for, or have any obligation to contribute or loan any monies or property to the Company to enable it to effectuate, the return of any Capital Contributions of the Shareholders, or any portion thereof, it being expressly understood that any such return shall be made solely from Company assets.

Section 8.6    Waiver of Partition. To the maximum extent permitted by Law, each Shareholder hereby waives any right to partition of the Company property.

Section 8.7    Capital Account Restoration. No Shareholder shall have any obligation to restore any negative balance in its Capital Account upon liquidation or dissolution of the Company.

ARTICLE IX

AMENDMENT OF AGREEMENT

Section 9.1    General.

(a)    Any and all amendments to this Agreement, including any amendments in connection with any merger or division, by operation of law or otherwise, shall require the prior approval of, and may be proposed only by, the Board of Directors (except to the extent provided otherwise in any Share Designation); provided, however, that the Board of Directors shall have no duty or obligation whatsoever, at any time, to propose any amendment to this Agreement. If any Shareholder or other Person shall request the Board to propose any amendment to this Agreement, the Board may decline to do so, free of any duty or obligation whatsoever to the Company or any Shareholder or other Person and, in declining to propose any amendment, to the fullest extent permitted by applicable Law, shall not be required to act pursuant to any standard other than that set forth in Section 5.15(b).

(b)    If the Board of Directors desires to amend any provision of this Agreement, including any amendments in connection with any merger or division, by operation of law or otherwise, the Board shall (i) adopt a resolution setting forth the amendment proposed and declaring its advisability, and (ii) unless approval of or consent to such amendment by the Shareholders is not required pursuant to Section 9.2, submit such proposed amendment to the Shareholders for their approval or disapproval by either (x) calling a special meeting of the Shareholders entitled to vote in respect thereof for the consideration of such proposed amendment, (y) directing that the proposed amendment be considered at the next annual meeting of the Shareholders or (z) seeking the consent of the Shareholders to such proposed amendment. Any such special or annual meeting shall be called and held upon notice in accordance with Article XI of this Agreement, which notice shall set forth the text of such amendment in full and a summary of the changes to be effected thereby. A proposed amendment, whether by merger, operation of law or otherwise, that requires approval or consent of the Shareholders shall be effective upon Shareholder Approval thereof, unless a different standard for obtaining the approval or consent of Shareholders (or any class or series of Shareholders) is required under Section 9.3 or pursuant to any Share Designation.

Section 9.2    Amendments to be Adopted Solely by the Board of Directors. Notwithstanding Section 9.1, each Shareholder agrees that the Board of Directors, without the approval of any Shareholder or any other Person, may amend any provision of this Agreement, and execute, swear to, acknowledge, deliver, file and record any documents that may be required in connection therewith, to reflect:

(a)    a change in the name of the Company, the registered agent of the Company or the registered office of the Company;

(b)    the admission, substitution, withdrawal or removal of Shareholders in accordance with this Agreement;

(c)    a change that the Board of Directors determines to be necessary or appropriate to qualify or continue the existence or qualification of the Company as a limited liability company under the laws of the jurisdiction in which the Company is formed or any jurisdiction in which the Company conducts business or owns or operates assets;

(d)    a change that the Board of Directors determines to be necessary or appropriate to address changes in U.S. federal income tax regulations, legislation or interpretation;

(e)    a restriction on the transfer of Shares pursuant to Section 3.6(c);

(f)    a change that the Board of Directors determines to be necessary or appropriate for the proper administration of the Company as a partnership for U.S. federal income tax purposes, to preserve or achieve uniformity of a class of Shares for U.S. federal income tax purposes or to facilitate the preparation and delivery to Shareholders of the tax information pursuant to Section 7.1;

(g)    a change that the Board of Directors determines to be necessary or appropriate following any change in the classification of the Company for U.S. federal income tax purposes under Treasury Regulation Section 301.7701-1, et seq. or Section 7704 of the Code;

(h)    a change that the Board of Directors determines (i) does not materially and adversely affect the Shareholders (or the holders of any particular class or series of Shares), (ii) to be necessary to address changes in any applicable Laws, (iii) to be necessary or appropriate to facilitate the trading of the Shares or comply with any rule, regulation, guideline or requirement of any National Securities Exchange on which Shares are or will be listed for trading, (iv) to be necessary or appropriate in connection with action taken by the Board of Directors pursuant to Section 3.9 or (v) is required to effect the intent expressed in this Agreement;

(i)    a change in the fiscal year or taxable year of the Company and any other changes that the Board of Directors determines to be necessary or appropriate as a result of a change in the fiscal year or taxable year of the Company;

(j)    an amendment that the Board of Directors determines, based on the advice of counsel, to be necessary or appropriate to prevent the Company or its Directors, Officers, representatives or agents from having a material risk of, in any manner, being subjected to the provisions of the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended, or “plan asset” regulations adopted under the Employee Retirement Income Security Act of 1974, as amended, regardless of whether such are substantially similar to plan asset regulations currently applied or proposed by the United States Department of Labor;

(k)    an amendment that the Board of Directors determines to be necessary or appropriate in connection with the creation, authorization or issuance of any class or series of Shares, or Derivative Securities, pursuant to Section 3.2;

(l)     an amendment expressly permitted in this Agreement to be made by the Board of Directors, acting alone;

(m)    an amendment effected, necessitated or contemplated by an Agreement and Plan of Merger or Consolidation adopted in accordance with Section 10.2;

(n)    a merger, division, conversion or conveyance pursuant to Section 10.2(b), including any amendment permitted pursuant to Section 10.3; or

(o)    any other amendments substantially similar to the foregoing.

Section 9.3    Additional Amendment Requirements.

(a)    Notwithstanding the provisions of Sections 9.1 and 9.2, no provision of this Agreement that provides Shareholders with the right to approve or consent to any action shall be amended, altered, changed, repealed or rescinded, whether by merger, operation of law or otherwise, in any respect that would have the effect of eliminating or reducing such approval or consent right unless such amendment is approved by the consent or the affirmative vote of the Shareholders whose aggregate Outstanding Voting Shares constitute not less than the consent or voting requirements necessary to approve such action.

(b)    Notwithstanding the provisions of Sections 9.1 and 9.2, no amendment to this Agreement, including any amendments in connection with any merger or division, by operation of law or otherwise, may impose personal liability or a Capital Contribution obligation on any Shareholder without such Shareholder’s consent.

(c)    In addition to any other vote required by this Agreement or by applicable Law, if any amendment to this Agreement, including any amendments in connection with any merger or division, by operation of law or otherwise, would materially and adversely alter or change the rights, powers (including voting power) preferences, qualifications, limitations or restrictions of the Shares of any class or series in a manner that is disproportionate to the effect of such amendment on other classes or series of Shares, then such amendment shall not take effect unless approved by the holders of a majority of the Outstanding Shares of such adversely affected class or series of Shares. For the avoidance of doubt, the issuance by the Company of Shares having rights superior to those of any class or series of Outstanding Shares, or the issuance of Shares having a dilutive effect on any class or series of Outstanding Shares, shall not be deemed to adversely affect the rights, preferences, qualifications, limitations or restrictions of, and shall not require the approval of, any such class or series of Shares.

(d)    For the avoidance of doubt, no provision of this Article IX shall be amended, including any amendments in connection with any merger or division, by operation of law or otherwise, without approval of the Board of Directors and Shareholder Approval.

ARTICLE X

MERGER, CONSOLIDATION, CONVERSION OR DIVISION; SALE OF ASSETS

Section 10.1    Authority. The Company may merge or consolidate with one or more limited liability companies or “other business entities” as defined in Section 18-209 of the Delaware Act, convert into any such other business entity, whether such entity is formed under the laws of the State of Delaware or any other jurisdiction, or divide into two (2) or more Delaware limited liability companies (or to the extent permitted by applicable Law, any other business entities), pursuant to an agreement and plan of merger or consolidation (an “Agreement and Plan of Merger or Consolidation”), a plan of conversion (a “Plan of Conversion”), or a plan of division (a “Plan of Division”), respectively, in accordance with the Delaware Act and this Article X.

Section 10.2    Approval by Shareholders of Merger, Consolidation, Conversion, Division or Sale of All or Substantially All of the Company’s Assets.

(a)    Except as provided in Section 10.2(b), the Agreement and Plan of Merger or Consolidation, Plan of Conversion or Plan of Division, and the merger, consolidation, conversion or division contemplated thereby, shall require approval of the Board of Directors and Shareholder Approval, subject to the terms of any Share Designation that shall require approval of any class or series of Shares.

(b)    Notwithstanding anything else contained in this Article X or in this Agreement, the Board of Directors is hereby authorized, upon approval by the Board of Directors and without Shareholder Approval (or approval of any other Person), to (i) convert the Company into a different limited liability entity (which may include a limited liability partnership, a corporation or any other limited liability entity), (ii) merge the Company into, or convey all of the Company’s assets to, another limited liability entity (which may include a limited liability partnership, a corporation or any other limited liability entity), if (A) such entity, in the case of a merger or conveyance under clause (ii), shall be newly formed and shall have no material assets, liabilities or operations immediately prior to the effective time of such merger or conveyance, and (B) the primary purpose of such conversion, merger, or conveyance is to effect a mere change in the legal form of the Company into another limited liability entity (which may include a limited liability partnership, a corporation or any other limited liability entity) and/or a change in the jurisdiction of formation of the Company or (iii) divide the Company into two (2) or more limited liability entities in accordance with the Delaware Act, in which all of the issued and outstanding equity interests in each resulting limited liability entity shall be issued to the Shareholders on a pro rata basis in accordance with their ownership of Outstanding Shares; provided, however, that, in each case of clauses (i), (ii) and (iii), that such that the conversion, merger, conveyance or division, as the case may be, shall not result in the loss of the limited liability of any Shareholder.

(c)    In no event shall Shareholders be entitled to any appraisal rights, dissenters’ rights or similar rights, whether in connection with any merger, consolidation, conversion, division, sale of all or substantially all of the assets of the Company or the Company’s Subsidiaries, or in connection with any other transaction or event.

(d)    The Company shall not sell, exchange or otherwise dispose of all or substantially all of its assets, in one transaction or a series of related transactions, to any Person (other than a wholly owned Subsidiary of the Company), without first obtaining Shareholder Approval; provided, however, that the foregoing will not limit the ability of the Board of Directors to authorize, without the approval of any Shareholders, the Company to mortgage, pledge, hypothecate or grant a security interest in all or substantially all of the assets of the Company in respect of any indebtedness or other obligations of the Company. For purposes of this Section 10.2, “substantially all” means assets having a net book value (after taking into account any liabilities to which such assets are subject) equal to or greater than eighty percent (80%) of the total Shareholders’ equity of the Company, as set forth on the latest annual or quarterly consolidated balance sheet of the Company filed with the Commission.

Section 10.3    Amendment of Agreement.

(a)    Pursuant to Section 18-209(f) of the Delaware Act, and notwithstanding Article IX hereof, an agreement of merger or consolidation approved in accordance with this Article X, including a merger or consolidation approved by the Board of Directors in accordance with Section 10.2(b), may (a) effect any amendment to this Agreement or (b) effect the adoption of a new limited liability company agreement for a limited liability company if it is the business entity that is to survive the proposed merger or consolidation (the “Surviving Business Entity”), in each case, only upon Shareholder Approval. Any such amendment or adoption made pursuant to this Section 10.3(a) shall be effective at the effective time or date of the merger or consolidation.

(b)    Pursuant to Section 18-217(f) of the Delaware Act, and notwithstanding Article IX hereof, a plan of division approved in accordance with this Article X, including a division approved by the Board of Directors in accordance with Section 10.2(b), may (a) effect any amendment to this Agreement if it is a surviving company in the division or (b) effect the adoption of a new limited liability company agreement for the Company if it is a surviving company in the division, in each case, only upon Shareholder Approval. Any such amendment or adoption made pursuant to this Section 10.3(b) shall be effective at the effective time or date of the division.

ARTICLE XI

SHAREHOLDER MEETINGS

Section 11.1    Shareholder Meetings.

(a)    All acts of Shareholders to be taken at a meeting of Shareholders shall be taken in the manner provided in this Article XI. Meetings of the Shareholders for the election of Directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors.

(b)    An annual meeting of Shareholders for the election of Directors and for the transaction of such other business as may properly come before the meeting shall be held at such time and place as the Board of Directors shall specify. If and to the extent authorized by the Board of Directors in connection with any annual meeting, and subject to such guidelines and procedures as the Board of Directors may adopt, Shareholders and proxyholders not physically present at a meeting of Shareholders may, by means of remote communication, participate in such meeting and be deemed present in person and vote at such meeting, and any meeting of

Shareholders may be held solely by means of remote communication; provided, that the Company shall implement reasonable measures to (i) verify that each Person deemed present and permitted to vote at any such meeting by means of remote communication is a Shareholder or proxyholder, (ii) provide such Shareholders or proxyholders a reasonable opportunity to participate in the meeting and (iii) record the votes or other action made by such Shareholders or proxyholders.

(c)    A failure to hold the annual meeting of Shareholders at the designated time or to elect a sufficient number of Directors to conduct the business of the Company shall not affect otherwise valid acts of the Company or cause a forfeiture or dissolution of the Company. If the annual meeting for election of Directors is not held on the date designated therefor, the Directors shall cause the meeting to be held as soon as is convenient.

(d)    The Board of Directors, in its discretion, or the Officer presiding at a meeting of Shareholders, in such Officer’s discretion, may require that any votes cast at such meeting shall be cast by written ballots.

(e)    Unless otherwise required by Law, special meetings of Shareholders, for any purpose or purposes, may be called by either the Chairman of the Board or, in the absence of the Chairman of the Board, the Board of Directors, and shall be called by any Officer at the request of Shareholders holding at least sixty six and two-thirds percent (66.67%) of the voting power represented by the Outstanding Voting Shares, taken together as a single class. Such request shall be delivered to the Secretary of the Company and the Board, and shall state the purpose or purposes of the proposed meeting. At a special meeting of Shareholders, only such business shall be conducted as shall be specified in the notice of meeting (or any supplement thereto authorized by the Board). Upon the receipt by the Company of a request to call a special meeting of Shareholders, the Board of Directors shall determine the Record Date for such meeting and the date on which such meeting will be held, which meeting date shall be held as promptly as practicable after the date of receipt of such request, taking into account the requirement to prepare and deliver to the Shareholders any proxy materials and other information required in connection therewith.

(f)    The Board of Directors may cancel, postpone or adjourn any declared meeting of Shareholders (provided, that the Board of Directors shall not be permitted to cancel any special meeting of Shareholders requested by Shareholders pursuant to Section 11.1(e)), for any reason or for no reason, at any time prior to the time for holding such meeting or the time for holding such adjourned meeting. The Board of Directors shall notify Shareholders (which may be effected by way of a filing with the Commission) before the time of such meeting of any such cancellation or postponement thereof. A postponement may be for a stated period of any length or indefinitely as the Board of Directors may determine.

(g)    Directors shall be entitled, notwithstanding that they are not Shareholders, to attend and speak at any meeting of Shareholders and at any separate meeting of the holders of any class of series of Shares of the Company.

Section 11.2    Notice of Meetings. Whenever Shareholders are required or permitted to take any action at a meeting, a notice of the meeting (which shall be given in accordance with Section 12.1) shall be given, which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by Law, notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each Shareholder entitled to notice of and to vote at such meeting.

Section 11.3    Adjournments. Any meeting of Shareholders may be adjourned from time to time by the chairman of the meeting to reconvene at the same or some other place. No business shall be transacted at an adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. Notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.

Section 11.4    Quorum. Unless otherwise required by applicable Law, the holders of a majority of the votes entitled to be cast by the Outstanding Voting Shares at a meeting of Shareholders, taken together as a single class, present in person or represented by proxy, shall constitute a quorum at all meetings of Shareholders for the transaction of business. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of Shareholders, the chairman of the meeting shall have power to adjourn the meeting from time to time, in the manner provided in Section 11.3, until a quorum shall be present or represented. No business shall be transacted at any meeting unless a quorum is present at the time when the meeting proceeds to business.

Section 11.5    Voting.

(a)    All matters submitted to the Shareholders at a meeting of Shareholders for approval shall be determined by Shareholder Approval, at a meeting at which a quorum is present, unless a greater percentage is required with respect to such matter under any rule, regulation, guideline or requirement of any National Securities Exchange on which Shares are listed for trading, or under the provisions of this Agreement, in which case the approval of Shareholders holding Outstanding Voting Shares that in the aggregate represent at least such greater percentage shall be required. Such votes may be cast in person or by proxy as provided in Section 11.6. The Board of Directors, or the Chairman of the Board or other Officer of the Company presiding at a meeting of Shareholders, in such Officer’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.

(b)    In the case of a tie, the chairman of the meeting shall be entitled, but not required, to cast the deciding vote.

(c)    Except as otherwise expressly required by Law or provided in this Agreement, and subject to any voting rights provided in any Share Designation, the holders of any Outstanding Class A Common Shares and the holders of any Outstanding Class B Common Shares shall vote together as a single class on all matters with respect to which Shareholders are entitled to vote under applicable Law, this Agreement or upon which a vote of Shareholders is otherwise duly called for by the Company.

(d)    At each annual or special meeting of Shareholders, (i) each Record Holder of Class A Common Shares on the relevant Record Date shall be entitled to cast one (1) vote in person or by proxy for each Class A Common Share standing in such holder’s name on the register of the Company and (ii) each Record Holder of Class B Common Shares on the relevant Record Date shall be entitled to cast ten (10) votes in person or by proxy for each Class B Common Share standing in such holder’s name on the register of the Company. Each Record Holder of any other class or series of Shares shall be entitled to cast that number of votes, if any, in person or by proxy with respect to such Shares as may be set forth in the Share Designation authorizing the creation and issuance of such Shares.

(e)    Notwithstanding anything else contained in this Agreement, no Shareholder shall have a right to vote on or approve a conversion, merger or conveyance approved by the Board of Directors pursuant to Section 10.2(b), unless the Board of Directors elects to submit the matter to the Shareholders for their approval.

Section 11.6    Proxies.

(a)    Each Shareholder entitled to vote at a meeting of Shareholders may authorize another Person or Persons to act for such Shareholder as proxy, including to attend, speak and vote on such Shareholder’s behalf at any meeting of Shareholders, but no such proxy shall be voted upon after three (3) years from its date, unless such proxy expressly provides for a longer period. A proxy need not be a Shareholder of the Company. The appointment of a proxy shall be in any form and manner which the Board of Directors may approve, and, if required by the Company, shall be signed by or on behalf of the appointer. Without limiting the manner in which a Shareholder may authorize another person or persons to act for such Shareholder as a proxy, the following shall constitute a valid means by which a Shareholder may grant such authority:

(i)    A Shareholder may execute a document authorizing another Person or Persons to act for such Shareholder as proxy. Execution may be accomplished by electronic signature by the Shareholder or such Shareholder’s authorized officer, director, employee or agent signing such document or causing such person’s signature to be affixed to such document by any reasonable means, including, but not limited to, by facsimile signature.

(ii)    A Shareholder may appoint a proxy by means of a telephonic, electronic or internet communication; provided, that the Board of Directors may prescribe the method of determining the time at which any such telephonic, electronic or internet communication is to be treated as received by the Company and procedures that are reasonably designed to verify that such instructions have been authorized by such Shareholder. The Board of Directors may treat any such telephonic, electronic or internet communication which purports to be or is expressed to be sent on behalf of a Shareholder as sufficient evidence of the authority of the Person sending that instruction to send it on behalf of such Shareholder.

(b)    Any copy, facsimile telecommunication or other reliable reproduction of the document or transmission authorizing another person or persons to act as proxy for a Shareholder may be substituted or used in lieu of the original document or transmission for any and all purposes for which the original document or transmission could be used; provided, however, that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original document or transmission.

(c)    The instrument appointing a proxy shall, if applicable, be deposited with the Company or with such other Person as is specified for that purpose in the notice convening the meeting no later than the time for holding the meeting or, if the meeting is adjourned, the time for holding such adjourned meeting.

Section 11.7    List of Shareholders Entitled to Vote. The Officer who has charge of the register of the Company shall prepare and make, at least ten (10) days before every meeting of Shareholders, a complete list of Shareholders entitled to vote at the meeting, arranged in alphabetical order for each class or series of Shares and showing the address of each such Shareholder and the number of Outstanding Voting Shares registered in the name of such Shareholder. Such list shall be open to the examination of any Shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days before the meeting (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the Company. In the event that the Company determines to make the list available on an electronic network, the Company may take reasonable steps to ensure that such information is available only to Shareholders. If the meeting is to be held at a place, then the list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Shareholder who is present.

Section 11.8    Record Date.

(a)    In order that the Company may determine the Shareholders entitled to receive notice of or to attend or vote at any meeting of Shareholders or any adjournment thereof, the Board of Directors may fix a Record Date, which Record Date shall not precede the date upon which the resolution fixing the Record Date is adopted by the Board of Directors, and which Record Date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no Record Date is fixed by the Board of Directors, the Record Date for determining Shareholders entitled to notice of or to vote at a meeting of Shareholder shall be at the close of business on the day immediately preceding the day on which notice is given, or, if notice is waived, at the close of business on the day immediately preceding the day on which the meeting is held. A determination of Record Holders entitled to notice of or to vote at a meeting of Shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new Record Date for the adjourned meeting.

(b)    Only those Record Holders of Outstanding Voting Shares on the Record Date fixed pursuant to this Section 11.8 shall be entitled to receive notice of, attend and vote at a meeting of Shareholders or to act with respect to matters as to which the holders of the Outstanding Voting Shares have the right to vote or to act. All references in this Agreement to votes of, or other acts that may be taken by, the Outstanding Voting Shares shall be deemed to be references to the votes or acts of the Record Holders of such Outstanding Voting Shares on such Record Date.

Section 11.9    Register. The register shall be the only evidence as to who are the Shareholders entitled to examine the list required by Section 11.7, or to vote in person or by proxy at any meeting of the Shareholders.

Section 11.10    Actions of the Shareholders By Consent. Any action required or permitted to be taken at any meeting of the Shareholders may be taken without a meeting if the holders of the required number of Voting Shares necessary to approve such action execute and deliver one or more consents thereto, and such consent is recorded with the minutes of proceedings of the Shareholders. For the avoidance of doubt, any such consent may be executed by the Shareholders by electronic signature, and may be delivered to the Company by electronic transmission.

Section 11.11    Conduct of Meetings.

(a)    The Board of Directors may adopt, by resolution from time to time, such rules and regulations for the conduct of any meeting of Shareholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of Shareholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (iii) rules and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at or participation in the meeting to Record Holders, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (vi) limitations on the time allotted to questions or comments by participants.

(b)    If the Board of Directors so provides in its rules and regulations for the conduct of any meeting of Shareholders, a Shareholder may participate in a meeting of Shareholders by means of a telephone, video, electronic or similar communication equipment by way of which all Persons participating in such meeting can communicate with each other simultaneously and instantaneously, and participation in a meeting pursuant to this Section 11.11(b) shall constitute presence in person at such meeting.

(c)    At each meeting of Shareholders, the Chairman of the Board or, in his or her absence or if there be none, such other Officer or Person that the Board of Directors shall designate, shall preside as chairman at such meeting. If at any meeting of Shareholders the Chairman of the Board (or other Person designated by the Board of Directors as the chairman of such meeting) is not present within fifteen (15) minutes after the time appointed for holding the meeting or is unwilling to act as chairman of such meeting, any other Director or Person nominated by the Board of Directors shall preside as chairman at such meeting, failing which the Shareholders present in person or by proxy shall choose any Person present to be chairman of such meeting.

Section 11.12    Inspectors of Election. In advance of any meeting of Shareholders, the Board of Directors, by resolution, the Chairman of the Board or the Chief Executive Officer shall appoint one or more inspectors to act at the meeting and make a written report thereof. One or more other Persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of Shareholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by applicable Law, inspectors may be Officers, employees or agents of the Company. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector shall have the duties prescribed by Law and shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by applicable Law.

Section 11.13    Nature of Business at Meeting of Shareholders.

(a)    Only such business (other than nominations for election to the Board of Directors, which must comply with the provisions of Section 11.14) may be transacted at an annual meeting of Shareholders as is either (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (ii) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (iii) otherwise properly brought before the annual meeting by any Shareholder (A) who (x) has been, for the entirety of the two (2) year period immediately preceding the date of the giving of the notice provided for in this Section 11.13, and (y) is, on the date of the giving of the notice provided for in this Section 11.13 and on the Record Date for the determination of Shareholders entitled to notice of and to vote at such annual meeting, a Record Holder of Common Shares representing at least one percent (1%) of the voting power represented by the Outstanding Voting Shares and (B) who complies with the notice procedures set forth in this Section 11.13.

(b)    In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a Shareholder, such Shareholder must have given timely notice thereof in proper written form to the Secretary.

(c)    To be timely, a Shareholder’s notice to the Secretary must be delivered to or be mailed and received at the principal offices of the Company not less than one hundred and twenty (120) days nor more than one hundred and fifty (150) days prior to the anniversary date of the immediately preceding annual meeting of Shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within twenty five (25) days before or after such anniversary date, notice by the Shareholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. In no event shall the adjournment or postponement of an annual meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a Shareholder’s notice as described above.

(d)    To be in proper written form, a Shareholder’s notice to the Secretary must set forth the following information: (i) as to each matter such Shareholder proposes to bring before the annual meeting, a brief description of the business desired to be brought before the annual meeting and the proposed text of any proposal regarding such business (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend this Agreement, the text of the proposed amendment), and the reasons for conducting such business at the annual meeting, and (ii) as to the Shareholder giving notice and the beneficial owner, if any, on whose behalf the proposal is being made, (A) the name and address of such Person; (B) (I) the class or series and number of all Shares which are owned beneficially or of record by such Person, or any Affiliates or associates of such Person, (II) the name of each nominee holder of Shares owned beneficially but not of record by such Person or any Affiliates or associates of such Person, and the number of such Shares held by each such nominee holder, (III) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such Person, or any Affiliates or associates of such Person, with respect to Shares and (IV) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of Shares) has been made by or on behalf of such Person, or any Affiliates or associates of such Person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of Share price changes for, such Person, or any Affiliates or associates of such Person, or to increase or decrease the voting power or pecuniary or economic interest of such Person, or any Affiliates or associates of such Person, with respect to Shares; (C) a description of all agreements, arrangements, or understandings (whether written or oral) between or among such Person, or any Affiliates or associates of such Person, and any other Person or Persons (including their names) in connection with or relating to (I) the Company or (II) the proposal, including any material interest in, or anticipated benefit from the proposal to such Person, or any Affiliates or associates of such Person; (D) a representation that the Shareholder giving notice intends to appear in Person or by proxy at the annual meeting to bring such business before the meeting; and (E) any other information relating to such Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies by such Person with respect to the proposed business to be brought by such Person before the annual meeting pursuant to Section 14 of the Exchange Act.

(e)    A Shareholder providing notice of business proposed to be brought before an annual meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 11.13 shall be true and correct as of the Record Date for determining the Shareholders entitled to receive notice of the annual meeting, and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal offices of the Company not later than five (5) Business Days after the Record Date for determining the Shareholders entitled to receive notice of the annual meeting.

(f)    No business shall be conducted at the annual meeting of Shareholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 11.13; provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 11.13 shall be deemed to preclude discussion by any Shareholder of any such business. If the chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

(g)    Nothing contained in this Section 11.13 shall be deemed to affect any rights of Shareholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act (or any successor provision of Law).

Section 11.14    Nomination of Directors by Shareholders.

(a)    Nominations of Persons for election to the Board of Directors may be made at any annual meeting of Shareholders, or at any special meeting of Shareholders called for the purpose of electing Directors, by any Shareholder (A) who (x) has been, for the entirety of the two (2) year period immediately preceding the date of the giving of the notice provided for in this Section 11.14, and (y) is, on the date of the giving of the notice provided for in this Section 11.14 and on the Record Date for the determination of Shareholders entitled to notice of and to vote at such annual meeting or special meeting of Shareholders, a Record Holder of Common Shares representing at least one percent (1%) of the voting power represented by the Outstanding Voting Shares and (B) who complies with the notice procedures set forth in this Section 11.14; provided, that the requirements set forth in this Section 11.14 shall not apply to any Class B Majority Shareholder, who may nominate Persons for election to the Board of Directors by giving notice thereof to the Secretary.

(b)    In addition to any other applicable requirements, for a nomination to be made by a Shareholder, such Shareholder must have given timely notice thereof in proper written form to the Secretary.

(c)    To be timely, a Shareholder’s notice to the Secretary must be delivered to or be mailed and received at the principal offices of the Company (i) in the case of an annual meeting, not less than one hundred and twenty (120) days nor more than one hundred and fifty (150) days prior to the anniversary date of the immediately preceding annual meeting of Shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within twenty five (25) days before or after such anniversary date, notice by the Shareholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (ii) in the case of a special meeting of Shareholders called for the purpose of electing Directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs. In no event shall the adjournment or postponement of an annual meeting or a special meeting called for the purpose of electing Directors, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a Shareholder’s notice as described above.

(d)    To be in proper written form, a Shareholder’s notice to the Secretary must set forth the following information: (i) as to each Person whom the Shareholder proposes to nominate for election as a Director (A) the name, age, business address and residence address of such Person, (B) the principal occupation or employment of such Person, (C) (I) the class or series and number of all Shares which are owned beneficially or of record by such Person, or any Affiliates or associates of such Person, (II) the name of each nominee holder of Shares owned beneficially but not of record by such Person, or any Affiliates or associates of such Person, and the number of such Shares held by each such nominee holder, (III) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such Person, or any Affiliates or associates of such Person, with respect to Shares and (IV) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of Shares) has been made by or on behalf of such Person, or any Affiliates or associates of such Person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of Share price changes for, such Person, or any Affiliates or associates of such Person, or to increase or decrease the voting power or pecuniary or economic interest of such Person, or any Affiliates or associates of such Person, with respect to Shares, (D) such Person’s written representation and agreement that such Person (I) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any Person or entity as to how such Person, if elected as a Director, will act or vote on any issue or question, (II) is not and will not become a party to any agreement, arrangement or understanding with any Person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Director that has not been disclosed to the Company in such representation and agreement and (III) in such Person’s individual capacity, would be in compliance, if elected as a Director, and will comply with, all applicable publicly disclosed confidentiality, corporate governance, conflict of interest, Regulation FD, code of conduct and ethics, and Share ownership and trading policies and guidelines of the Company and (E) any other information relating to such Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors pursuant to Section 14 of the Exchange Act; and (ii) as to the Shareholder giving the notice, and the beneficial owner, if any, on whose behalf the nomination is being made, (A) the name and record address of the Shareholder giving the notice and the name and principal place of business of such beneficial owner; (B) (I) the class or series and number of all Shares which are owned beneficially or of record by such Person, or any Affiliates or associates of such Person, (II) the name of each nominee holder of Shares owned beneficially but not of record by such Person or any Affiliates or associates of such Person, and the number of Shares held by each such nominee holder, (III) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such Person, or any Affiliates or associates of such Person, with respect to Shares and (IV) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of Shares) has been made by or on behalf of such Person, or any Affiliates or associates of such Person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of Share price changes for, such Person, or any Affiliates or associates of such Person, or to increase or decrease the voting power or pecuniary or economic interest of such Person, or any Affiliates or associates of such Person, with respect to Shares; (C) a description of (I) all agreements, arrangements, or understandings (whether written or oral) between such Person, or any Affiliates or associates of such Person, and any proposed nominee for election as a Director, or any Affiliates or associates of such proposed nominee, (II) all agreements, arrangements, or understandings (whether written or oral) between such Person, or any Affiliates or associates of such Person, and any other Person or Persons (including their names) pursuant to which the nomination(s) are being made by such Person, or otherwise relating to the Company or their ownership of Shares, and (III) any material interest of such Person, or any Affiliates or associates of such Person, in such nomination, including any anticipated benefit therefrom to such Person, or any Affiliates or associates of such Person; (D) a representation that the Shareholder giving notice intends to appear in person or by proxy at the annual meeting or special meeting to nominate the Persons named in its notice; and (E) any other information relating to such Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 14 of the Exchange Act. Such notice must be accompanied by a consent of each proposed nominee to being named as a nominee and to serve as a Director if elected.

(e)    A Shareholder providing notice of any nomination proposed to be made at an annual meeting or special meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 11.14 shall be true and correct as of the Record Date for determining the Shareholders entitled to receive notice of the annual meeting or special meeting, and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal offices of the Company not later than five (5) Business Days after the Record Date for determining the Shareholders entitled to receive notice of such annual meeting or special meeting.

(f)    No Person shall be eligible for election as a Director unless nominated in accordance with the procedures set forth in this Section 11.14. If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded. For the avoidance of doubt, the requirements set forth in this Section 11.14 shall not in any manner be deemed to limit, restrict or otherwise modify the right, power and authority of a Class B Majority Shareholder to appoint Designated Directors pursuant to Section 5.3.

ARTICLE XII

GENERAL PROVISIONS

Section 12.1    Notices. Any notice, demand, request, report, proxy materials, information statement or other document required or permitted to be given or delivered to any Shareholder or Director (including any member of a committee of the Board) under this Agreement, the Delaware Act, the rules of any National Securities Exchange or otherwise may be set forth in a written document or in an electronic transmission delivered by mail or by electronic transmission (including by email), addressed to such Shareholder or Director (including any member of a committee of the Board) to such Person’s address (including email address) as it appears on the records of the Transfer Agent or as shown on the records of the Company (with postage thereon prepaid, if given or made by mail), and shall be deemed to be given or made at the time when the same shall be deposited in the United States mail or at the time electronically transmitted, respectively. Any notice, demand, request, report, proxy materials, information statement or other document to be given or made to a Shareholder hereunder shall be deemed conclusively to have been given or made, and the obligation to give or make such notice, demand, request, report, proxy materials, information statement or other document shall be deemed conclusively to have been fully satisfied, upon the sending thereof to the Record Holder of such Shares at the address (including email address) of such Record Holder as shown on the records of the Transfer Agent or as otherwise shown on the records of the Company, regardless of any claim of any Person who may have an interest in such Shares by reason of any assignment or otherwise. An affidavit or certificate of the making or giving of any notice, demand, request, report, proxy materials, information statement or other document in accordance with the provisions of this Section 12.1 executed by the Company, the Transfer Agent or the mailing organization, which may be so executed by electronic signature and delivered by electronic transmission, shall be prima facie evidence of the giving or making of such notice, demand, request, report, proxy materials, information statement or other document. If any notice, demand, request, report, proxy materials, information statement or other document addressed to a Record Holder at the address (including email address) of such Record Holder appearing on the books and records of the Transfer Agent or the Company is returned marked to indicate that such notice, demand, request, report, proxy materials, information statement or other document was unable to be delivered, then such notice, demand, request, report, proxy materials, information statement or other document, and any subsequent notice, demand, request, report, proxy materials, information statement or other document, shall be deemed to have been duly given or made without further mailing (until a reasonable period after such time as such Record Holder or another Person notifies the Transfer Agent or the Company of a change in his, her or its address) if they are available for the Shareholder at the principal office of the Company for a period of one (1) year from the date of the giving or making thereof to the other Shareholders. Without limiting the manner by which notice otherwise may be given effectively to Shareholders, if the rules of the Commission shall permit any notice, demand, request, report, proxy materials, information statement or other document to be delivered electronically or made available via the Internet, any such notice, demand, request, report, proxy materials, information statement or other document shall be deemed given or made when delivered or made available via such mode of delivery. Notice given by electronic transmission, as described above, shall, if given by a posting on an electronic network, together with separate notice to the Shareholder of such specific posting, be deemed given upon the later of (A) such posting and (B) the giving of such separate notice. Notice to Directors (including any member of a committee of the Board) or the Company may be given personally or by telegram, telex, cable or by means of electronic transmission. Any notice to the Company shall be deemed given if received by the Secretary (or other designated Officer) at the principal office of the Company. The Board of Directors and any Officer may rely and shall be protected in relying on any notice or other document from a Shareholder or other Person if believed by the Board of Directors or such Officer to be genuine. Notwithstanding anything to the contrary set forth in this Agreement, the Company may give notice of any meeting of Shareholders in accordance with the procedures embodied in Rule 14a-16 of the Exchange Act. Any Shareholder present, either personally or by proxy, at any meeting of Shareholders, shall for all purposes be deemed to have received due notice of such meeting and, where required, due notice of the purposes for which such meeting was convened.

Section 12.2    Entities Acting by Representatives at Meetings. For the avoidance of doubt, any Shareholder that is not an individual may, by resolution of its directors or other governing body, authorize such Person as it thinks fit to act as its representative at any meeting of Shareholders, including any meeting of the holders of a specific class or series of Shares, and the Person so authorized shall be entitled to exercise the same powers on behalf of such Shareholder which he or she represents as that Person could exercise if it were an individual Shareholder.

Section 12.3    Further Action. The parties shall execute and deliver all documents, provide all information and take (or omit to take) any action as may be necessary or appropriate to achieve the purposes of this Agreement.

Section 12.4    Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company, the Shareholders and their respective estates, heirs, executors, administrators, successors, legal representatives and permitted transferees and assigns, and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity, any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided, that the Indemnified Persons and Covered Persons, and their respective estates, heirs, executors, administrators, successors, and legal representatives, shall be entitled to receive the benefits upon such Persons pursuant to Section 5.16 of this Agreement.

Section 12.5    Integration. This Agreement, including any exhibits, annexes and schedules hereto, constitutes the limited liability company agreement (as such term is defined in the Delaware Act) of the Company and supersedes all prior written, oral or implied statements, agreements and understandings as to the Company’s affairs and the conduct of its business, including the Initial LLC Agreement and the First Amended and Restated LLC Agreement.

Section 12.6    Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Company or by any creditor of any of the Shareholders.

Section 12.7    Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition. The waiver by any Shareholder or Director of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach hereunder.

Section 12.8    Counterparts. This Agreement may be executed, including by electronic signature, in counterparts, all of which together shall constitute an agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto. Any Person who acquires a Share shall be bound by this Agreement without execution hereof.

Section 12.9    Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflict of laws.

Section 12.10    Arbitration.

(a)    Any dispute, controversy, or claim arising out of or relating to this Agreement (and any subsequent amendments hereof), or any breach, termination, or the validity thereof, the Company’s internal affairs, the ownership, transfer or rights or obligations of or with respect to, any Shares, or any action or inaction arising out of or relating to any of the foregoing, and any question of the arbitrator’s jurisdiction or the existence, scope or validity of this Section 12.10 (each a “Dispute”), shall be submitted, upon notice delivered by any party to such claim, to confidential, final and binding arbitration administered by Judicial Arbitration and Mediation Services, Inc. (“JAMS”) in accordance with its Comprehensive Arbitration Rules and Procedures in effect at the time (the “Rules”), except to the extent such procedures are modified herein.

(b)    The seat of arbitration shall be New York, New York, and the arbitration shall be conducted in the English language.

(c)    There shall be one arbitrator who shall be agreed upon by the parties to such Dispute within twenty (20) days of delivery by any party to such Dispute of a copy of the demand for arbitration. If the parties do not agree upon an arbitrator within this time limit, such arbitrator shall be appointed by the JAMS in accordance with the Rules.

(d)    This Section 12.10 and the arbitration of Disputes shall be subject to and governed by the Federal Arbitration Act (9 U.S.C. § 1 et seq.).

(e)    After the conclusion of all testimony, at a time designated by the arbitrator, each party shall simultaneously submit to the arbitrator and exchange with the other party its final proposed award. In rendering the final award, the arbitrator shall be limited to choosing an award proposed by a party without modification; provided, however, that in no event shall the arbitrator award any damages prohibited by this Agreement or make any award that is otherwise inconsistent with this Agreement or applicable Law.

(f)    In addition to monetary damages, the arbitrator shall be empowered to award equitable relief, including, but not limited to, an injunction and specific performance of any obligation under this Agreement.

(g)    By agreeing to arbitration, the parties do not intend to deprive any court of its jurisdiction to issue a pre-arbitral injunction, pre-arbitral attachment or other order in aid of arbitration proceedings. Without prejudice to such provisional remedies that may be granted by a court, the arbitrator shall have full authority to grant provisional remedies, to order a party to request that a court modify or vacate any temporary or preliminary relief issued by such court, and to award damages for the failure of any party to respect the arbitrator’s orders to that effect.

(h)    The parties consent and submit to the non-exclusive jurisdiction of any federal court located in the State of New York or, where such court does not have jurisdiction, any New York state court, in either case located in the Borough of Manhattan, New York City, New York (“New York Court”) for the enforcement of any arbitral award rendered hereunder and to compel arbitration or for interim or provisional remedies in aid of arbitration. In any such action: (i) each party irrevocably waives, to the fullest extent it may effectively do so, any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens or any right of objection to jurisdiction on account of its place of incorporation or domicile, which it may now or hereafter have to the bringing of any such action or proceeding in any New York Court; (ii) each party irrevocably consents to service of process sent by a national courier service (with confirmation of receipt) to its address pursuant to Section 12.1 or in any other manner permitted by applicable Law; and (iii) each party waives any right to trial by jury in any court.

(i)    The arbitration provisions in this Section 12.10 will not apply with respect to any federal securities laws claims brought under the Securities Act or the Exchange Act, for which the United States District Court for the District of Delaware shall be the sole and exclusive forum, unless the Company otherwise consents. For the avoidance of doubt, any claims other than such federal securities laws claims, including any claims accompanying any such federal securities laws claims will continue to be subject to mandatory arbitration pursuant to this Section 12.10.

(j)    The award of the arbitrator shall be final and binding upon the parties thereto, shall not be subject to appeal, and shall be the sole and exclusive remedy between the parties regarding any Disputes presented to the arbitrator. Judgment upon any award may be entered in any court having jurisdiction over any party or any of its assets.

(k)    Any arbitration hereunder shall be confidential, and the parties and their agents agree not to disclose to any third party (i) the existence or status of the arbitration, (ii) all information made known and documents produced in the arbitration not otherwise in the public domain, and (iii) all awards arising from the arbitration, except and to the extent that disclosure is required by applicable Law or is required to protect or pursue a legal right.

(l)    The arbitrator shall award the prevailing party its attorneys’ fees and costs reasonably incurred in the arbitration, including the prevailing party’s share of the arbitrator fees and JAMS administrative costs.

Section 12.11    Invalidity of Provisions. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If any provision of this Agreement is adjudicated by an arbitrator or a court of competent jurisdiction, in each case, in accordance with Section 12.10, to be or otherwise becomes invalid, illegal or unenforceable in any respect, in whole or in part, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby. Notwithstanding the foregoing, if such provision (or portion thereof) could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be deemed to be so narrowly drawn, without invalidating any of the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 12.12    Consent of Shareholders. Whenever in this Agreement it is specified that an action may be taken by the Board of Directors or upon the affirmative vote of less than all of the Shareholders, such action may be so taken by the Board of Directors or upon the concurrence of less than all of the Shareholders, and each Shareholder shall be bound by the results of such action and deemed to consent to such action.

Section 12.13    Headings. The headings and subheadings in this Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

Section 12.14    Confidentiality. Each Shareholder that is not a Class B Majority Shareholder expressly agrees, whether or not at the time a Shareholder of the Company or providing services to the Company or any of its Subsidiaries, to maintain the confidentiality of, and not disclose to any person other than the Company, its officers or any financial, legal or other advisor to the Company, any non-public information provided by or on behalf of the Company relating to the business, clients, affairs or financial structure, position or results of the Company or its affiliates (including any Affiliate) or any dispute that shall not be generally known to the public or the securities industry; provided that such Shareholder may disclose any such information (a) to the extent required by any applicable law, rule or regulation in the Opinion of Counsel or by the order of any National Securities Exchange, banking supervisory authority or other governmental or self- regulatory organization of competent jurisdiction (provided, that such Shareholder notifies the Company of such requirement prior to making such disclosure and cooperates with the Company in seeking to prevent or minimize such disclosure), (b) to his, her or its legal counsel and financial advisers (who shall agree to abide by the terms of this Section 12.14), or (c) with the prior consent of the Company.

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IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.

GLOBAL INDEMNITY LIMITED

By:
Name: Title:

[Signature Page to Second Amended and Restated Limited Liability Company Agreement of Global Indemnity Group, LLC]

MMMMMMMMMMMM MMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000004 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 MMMMMMMMM ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Scheme Meeting Proxy Card qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposal — The Board of Directors recommends you vote FOR Proposal 1. For Against Abstain + 1. Scheme of Arrangement Proposal: To approve the scheme of arrangement substantially in the form attached as Annex C to the accompanying proxy statement (the “Scheme of Arrangement”), pursuant to which, at the effective time of the Scheme of Arrangement, Global Indemnity Limited (“GI Cayman”) will merge with New CayCo, a newly formed and wholly owned subsidiary of Global Indemnity Group, LLC (“GI Delaware”) incorporated in the Cayman Islands as an exempted company with limited liability (“New CayCo”), following which, New CayCo will survive the merger (the “Amalgamation”). Upon completion of the Transaction, all shareholders of GI Cayman will become shareholders of GI Delaware. Pursuant to the terms of the Scheme of Arrangement and in consideration for the Amalgamation, GI Delaware will issue common shares of GI Delaware to the shareholders of GI Cayman as of the scheme record time (expected to be [•] [a.m./p.m.], Cayman Islands Time, on [•], 2020) (the “Scheme Record Time”) on the following basis: for each A ordinary share of GI Cayman cancelled, one class A common share of GI Delaware will be issued; and for each B ordinary share of GI Cayman cancelled, one class B common share of GI Delaware will be issued. Pursuant to the Scheme of Arrangement and as part of the Amalgamation, GI Cayman will be dissolved B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMM 1UPX 467359 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +

IF YOU PLAN TO ATTEND THE SCHEME MEETING, PLEASE REGISTER FOR THE MEETING AT https://register.proxypush.com/GBLI, by [•] [a.m./p.m.], Cayman Islands Time, on [•], 2020 ADMISSION TICKET GLOBAL INDEMNITY LIMITED SCHEME MEETING Month XX, 20XX, X:XX P.M. local time Walkers Ltd. 190 Elgin Avenue George Town, Grand Cayman KY1-9001 Cayman Islands Important Notice Regarding the Availability of Proxy Materials for the Meeting: The Scheme Meeting and Proxy Statement are available on or about _______, 2020, at https://www.envisionreports.com/GBLI. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q GLOBAL INDEMNITY + Scheme Meeting Month XX, 20XX, X:XX P.M. local time This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Stephen W. Ries and Thomas M. McGeehan, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of A and B ordinary shares of GLOBAL INDEMNITY LIMITED that the shareholder(s) is/are entitled to vote at the Scheme Meeting to be held at X:XX P.M. local time on Month XX, 20XX, at Walkers Ltd., 190 Elgin Avenue, George Town, Grand Cayman KY1-9001 Cayman Islands, and any adjournment or postponement thereof. The undersigned hereby further authorizes such proxies to vote, to the extent permitted by the rules and regulations of the Securities and Exchange Commission, in their discretion upon such other matters as may properly come before such Scheme Meeting and at any adjournment or postponement thereof, including adjournment and postponement of the Scheme Meeting and any other matters incident to the conduct of the Scheme Meeting. Any prior proxy is hereby revoked by the undersigned. This proxy card, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy card will be voted in accordance with the Board of Directors’ recommendation on all matters set forth in the Proxy Statement and in the discretion of the proxies upon such other matters as may properly come before the Scheme Meeting and any adjournment or postponement thereof. Continued on reverse side. C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Scheme Meeting. +

MMMMMMMMM Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Scheme Meeting Proxy Card qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposal — The Board of Directors recommends you vote FOR Proposal 1. For Against Abstain + 1. Scheme of Arrangement Proposal: To approve the scheme of arrangement substantially in the form attached as Annex C to the accompanying proxy statement (the “Scheme of Arrangement”), pursuant to which, at the effective time of the Scheme of Arrangement, Global Indemnity Limited (“GI Cayman”) will merge with New CayCo, a newly formed and wholly owned subsidiary of Global Indemnity Group, LLC (“GI Delaware”) incorporated in the Cayman Islands as an exempted company with limited liability (“New CayCo”), following which, New CayCo will survive the merger (the “Amalgamation”). Upon completion of the Transaction, all shareholders of GI Cayman will become shareholders of GI Delaware. Pursuant to the terms of the Scheme of Arrangement and in consideration for the Amalgamation, GI Delaware will issue common shares of GI Delaware to the shareholders of GI Cayman as of the scheme record time (expected to be [•] [a.m./p.m.], Cayman Islands Time, on [•], 2020) (the “Scheme Record Time”) on the following basis: for each A ordinary share of GI Cayman cancelled, one class A common share of GI Delaware will be issued; and for each B ordinary share of GI Cayman cancelled, one class B common share of GI Delaware will be issued. Pursuant to the Scheme of Arrangement and as part of the Amalgamation, GI Cayman will be dissolved B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX 467365 +

qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q GLOBAL INDEMNITY Scheme Meeting Month XX, 20XX, X:XX P.M. local time This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Stephen W. Ries and Thomas M. McGeehan, or either of them, as proxies, each with the power o appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of A and B ordinary shares of GLOBAL INDEMNITY LIMITED that the shareholder(s) is/are entitled to vote at the Scheme Meeting to be held at X:XX P.M. local time on Month XX, 20XX, at Walkers Ltd., 190 Elgin Avenue, George Town, Grand Cayman KY1-9001 Cayman Islands, and any adjournment or postponement thereof. The undersigned hereby further authorizes such proxies to vote, to the extent permitted by the rules and regulations of the Securities and Exchange Commission, in their discretion upon such other matters as may properly come before such Scheme Meeting and at any adjournment or postponement thereof, including adjournment and postponement of the Scheme Meeting and any other matters incident to the conduct of the Scheme Meeting. Any prior proxy is hereby revoked by the undersigned. This proxy card, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy card will be voted in accordance with the Board of Directors’ recommendation on all matters set forth in the Proxy Statement and in the discretion of the proxies upon such other matters as may properly come before the Scheme Meeting and any adjournment or postponement thereof. Continued on reverse side.

MMMMMMMMMMMM MMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000004 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 MMMMMMMMM ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Extraordinary General Meeting Proxy Card qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + A Proposals — The Board of Directors recommends you vote FOR Proposals 1, 2 and 3. For Against Abstain For Against Abstain 1. EGM Scheme of Arrangement Proposal: If the Scheme of 2. Holders of GI Cayman ordinary shares are being asked to Arrangement Proposal is approved at the scheme meetings, to approve the Scheme of authorize GI Cayman, as the sole shareholder of GI Bermuda, to Arrangement and to authorize the directors and officers of GI approve a resolution of GI Bermuda to effect a business Cayman to take such actions as they consider necessary or combination transaction (which may include an inter-company appropriate for carrying the Scheme of Arrangement into effect merger, transfer of assets and liabilities, amalgamation or at the extraordinary general meeting, so that the Scheme of otherwise), approved by the board of directors and relevant Arrangement shall be approved by and on behalf of GI Cayman regulatory authorities, of Penn-Patriot or another of the and can be consummated. group’s existing U.S. insurance company subsidiaries resulting 3. Adjournment Proposal: To approve a motion to adjourn the in the assumption of GI Bermuda’s business. Such transaction extraordinary general meeting to a later date to solicit may include, without limitation, the merger of GI Bermuda with additional proxies, as necessary or appropriate, if there are and into Penn-Patriot, with Penn-Patriot surviving, and the insufficient votes to approve the necessary meeting proposals approval of the merger agreement that would be entered into at the time of the extraordinary general meeting in connection therewith B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMM 1UPX 467365 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + GI Bermuda Transaction Proposal by The Global Indemnity group of companies existing U.S. insurance company subsidiaries.

GLOBAL INDEMNITY LIMITED EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS Month XX, 20XX, X:XX P.M. local time Walkers Ltd. 190 Elgin Avenue George Town, Grand Cayman KY1-9001 Cayman Islands THIS ADMISSION TICKET ADMITS ONLY THE NAMED SHAREHOLDER. Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting: Notice of Extraordinary General Meeting and Proxy Statement are available on or about ________, 2020, at https://www.envisionreports.com/GBLI. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q GLOBAL INDEMNITY + Extraordinary General Meeting of Shareholders Month XX, 20XX, X:XX P.M. local time This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Stephen W. Ries and Thomas M. McGeehan, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of A and B ordinary shares of GLOBAL INDEMNITY LIMITED that the shareholder(s) is/are entitled to vote at the Extraordinary General Meeting of shareholder(s) to be held at X:XX P.M. local time on Month XX, 20XX, at Walkers Ltd., 190 Elgin Avenue, George Town, Grand Cayman KY1-9001 Cayman Islands, and any adjournment or postponement thereof. The undersigned hereby further authorizes such proxies to vote, to the extent permitted by the rules and regulations of the Securities and Exchange Commission, in their discretion upon such other matters as may properly come before such Extraordinary General Meeting and at any adjournment or postponement thereof, including adjournment and postponement of the Extraordinary General Meeting and any other matters incident to the conduct of the Extraordinary General Meeting. Any prior proxy is hereby revoked by the undersigned. This proxy card, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy card will be voted in accordance with the Board of Directors’ recommendation on all matters set forth in the Proxy Statement and in the discretion of the proxies upon such other matters as may properly come before the Extraordinary General Meeting of Shareholders and any adjournment or postponement thereof. Continued on reverse side. C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Extraordinary General Meeting. +

MMMMMMMMMMMM MMMMMMMMM Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Extraordinary General Meeting Proxy Card qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + A Proposals — The Board of Directors recommends you vote FOR Proposals 1, 2 and 3. For Against Abstain For Against Abstain 1. EGM Scheme of Arrangement Proposal: If the Scheme of 2. Holders of GI Cayman ordinary shares are being asked to Arrangement Proposal is approved at the scheme meeting, to approve the Scheme of authorize GI Cayman, as the sole shareholder of GI Bermuda, to Arrangement and to authorize the directors and officers of GI approve a resolution of GI Bermuda to effect a business Cayman to take such actions as they consider necessary or combination transaction (which may include an inter-company appropriate for carrying the Scheme of Arrangement into effect merger, transfer of assets and liabilities, amalgamation or at the extraordinary general meeting, so that the Scheme of otherwise), approved by the board of directors and relevant Arrangement shall be approved by and on behalf of GI Cayman regulatory authorities, of Penn-Patriot or another of the and can be consummated. group’s existing U.S. insurance company subsidiaries resulting 3. Adjournment Proposal: To approve a motion to adjourn the in the assumption of GI Bermuda’s business. Such transaction extraordinary general meeting to a later date to solicit may include, without limitation, the merger of GI Bermuda with additional proxies, as necessary or appropriate, if there are and into Penn-Patriot, with Penn-Patriot surviving, and the insufficient votes to approve the necessary meeting proposals approval of the merger agreement that would be entered into at the time of the extraordinary general meeting in connection therewith B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 31UPX 467365 + 03ACMB GI Bermuda Transaction Proposal by The Global Indemnity group of companies’ existing U.S. insurance company subsidiaries.

qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q GLOBAL INDEMNITY Extraordinary General Meeting of Shareholders Month XX, 20XX, X:XX P.M. local time This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Stephen W. Ries and Thomas M. McGeehan, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of A and B ordinary shares of GLOBAL INDEMNITY LIMITED that the shareholder(s) is/are entitled to vote at the Extraordinary General Meeting of shareholder(s) to be held at X:XX P.M. local time on Month XX, 20XX, at Walkers Ltd., 190 Elgin Avenue, George Town, Grand Cayman KY1-9001 Cayman Islands, and any adjournment or postponement thereof. The undersigned hereby further authorizes such proxies to vote, to the extent permitted by the rules and regulations of the Securities and Exchange Commission, in their discretion upon such other matters as may properly come before such Extraordinary General Meeting and at any adjournment or postponement thereof, including adjournment and postponement of the Extraordinary General Meeting and any other matters incident to the conduct of the Extraordinary General Meeting. Any prior proxy is hereby revoked by the undersigned. This proxy card, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy card will be voted in accordance with the Board of Directors’ recommendation on all matters set forth in the Proxy Statement and in the discretion of the proxies upon such other matters as may properly come before the Extraordinary General Meeting of Shareholders and any adjournment or postponement thereof. Continued on reverse side.